UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-21335

Exact name of registrant as specified in charter:	Optimum Fund Trust

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2018

Item 1. Reports to Stockholders

Optimum Fixed Income Fund

Optimum International Fund

Optimum Large Cap Growth Fund

Optimum Large Cap Value Fund

Optimum Small-Mid Cap Growth Fund

Optimum Small-Mid Cap Value Fund

March 31, 2018

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectus and, if available, their summary prospectuses, which may be obtained by visiting optimummutualfunds.com/literature or calling 800 914-0278. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Funds are governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of March 31, 2018, and subject to change for events occurring after such a date.

The Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT), which is a US registered investment advisor. The Funds are distributed by Delaware Distributors, L.P. (DDLP), an affiliate of Macquarie Investment Management Business Trust and Macquarie Group Limited. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited and its subsidiaries and affiliates worldwide.

All third-party marks cited are the property of their respective owners.

© 2018 Macquarie Management Holdings, Inc.

Portfolio management reviews

Optimum Fixed Income Fund

April 10, 2018 (Unaudited)

Performance review (for the year ended March 31, 2018)

Optimum Fixed Income Fund (Institutional Class shares)	1-year return	+1.96%
Optimum Fixed Income Fund (Class A shares)	1-year return	+1.81%
Bloomberg Barclays US Aggregate Index (benchmark)	1-year return	+1.20%

Past performance does not guarantee future results.

For complete, annualized performance for Optimum Fixed Income Fund, please see the table on page 20.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Advisor

Delaware Management Company (DMC)

Sub-advisor

Pacific Investment Management Company LLC (PIMCO)

Market overview

Geopolitics was front and center early in the fiscal year ended March 31, 2018. Emmanuel Macron’s election victory in France helped to bolster risk appetite, while controversies surrounding the US and Brazilian administrations seemed to add to market uncertainty. The US yield curve continued to flatten in the second quarter of 2017 as short-term rates rose while longer-term rates fell. In addition, inflation expectations pulled back, leading Treasury inflation-protected securities (TIPS) to underperform like-duration nominal Treasurys.

Geopolitical uncertainties continued as US-North Korea tensions escalated and political turmoil grew within the Trump administration. Although this briefly weighed on yields, risk assets generally were resilient. Meanwhile, central banks shifted toward less monetary accommodation, pushing yields higher by late summer 2017. The US Federal Reserve detailed plans to unwind its balance sheet, the Bank of England and European Central Bank (ECB) each suggested it would employ less stimulus in the future, and the Bank of Canada raised rates twice.

Less-accommodative global monetary policy dominated headlines by late 2017. The ECB said it would taper its monthly asset purchases starting in January 2018, and the Fed began its balance sheet reduction while continuing to raise interest rates. US tax reform and solid economic fundamentals pushed US markets to all-time highs into early 2018.

Volatility then roared back into global markets after strong equity performance for more than a year. Concerns over the potential for both higher inflation and a more aggressive Fed contributed to equity-market jitters. Global growth remained solid, but signs of rising US price pressures sparked some concern. Political developments remained in focus globally. The US Congress passed fiscal stimulus in the form of additional spending measures. In addition, central banks were in the news: Jerome Powell was sworn in as Fed chairman and Haruhiko Kuroda was appointed to a second term as governor of the Bank of Japan.

Source: Bloomberg

Fund performance

For the fiscal year, Optimum Fixed Income Fund outperformed its benchmark index, the Bloomberg Barclays US Aggregate Index, with all four components of the Fund, managed between DMC and PIMCO, outpacing their respective benchmarks covering intermediate-term, floating-rate, and low duration securities. The following remarks describe factors that affected relative performance within the Fund’s respective portions.

DMC

Note: The portfolio-level discussion presented below appears in two sections. The first covers DMC’s portion of the Fund that focused on a multisector, intermediate-term strategy, while the second covers its portion that focused on a short duration, floating-rate strategy.

Intermediate-term component

For the fiscal year ended March 31, 2018, DMC’s fixed-rate intermediate-term portion of Optimum Fixed Income Fund returned +3.43% (before expenses), outperforming the Fund’s benchmark, the Bloomberg Barclays US Aggregate Index, which returned +1.20% for the fiscal year. (All return references below are before expenses.)

In this portion of the Fund, DMC’s allocation favored higher yielding sectors, including corporate bonds, emerging market bonds, and structured product sectors, and kept a low exposure to US Treasurys. In the third quarter of 2017 and first quarter of 2018, exposure was slightly increased in less interest rate sensitive sectors, including

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Portfolio management reviews

Optimum Fixed Income Fund

interest-only investments, collateralized loan obligations (CLOs), convertible bonds, bank loans, and emerging market local-currency bonds.

Emerging market bonds were a major contributor to the benchmark-relative returns for the Fund’s fiscal year, aided by US dollar weakness against emerging market currencies. DMC’s US dollar-denominated emerging market bonds returned +6.8% for the fiscal year. DMC’s allocation to emerging market bonds increased from 11.6% to 13.2% in this portion of the Fund during the fiscal year. Yield premiums generally declined among emerging market corporates and sovereigns, while local-currency sovereigns returned 13%, based on J.P. Morgan indices. Emerging market assets prospered from constructive macroeconomic conditions, including a weak US dollar, contained developed-market interest rates, and benign global inflation.

DMC’s investments in traditional high yield bonds (7.3% allocation at the end of the fiscal year) returned +3.3%, supported by strength in the economy and corporate earnings. Key sectors within high yield were basic industries, healthcare, media, leisure, and energy companies. DMC’s intermediate-term portion of the Fund was underweight in financial services, but DMC found value in insurance brokerage bonds. DMC reduced exposure to the wireline space in the middle of the Fund’s fiscal year on disappointing earnings. Building materials, chemical, bank, and utility company bonds were standout performers for DMC’s intermediate-term component of the Fund.

Bank loan investments (9.5% allocation at year end) returned +3.9% for the fiscal year, outperforming the Bloomberg Barclays US Aggregate Index. DMC reduced exposure to bank loans in this portion of the Fund because of the significant refinancing of outstanding corporate loans and the anticipated dampening impact on potential returns. DMC added to exposure again early in 2018 as interest rates rose.

As risk premiums declined, DMC slowly reduced investment grade corporate exposure from 37% to 28% by fiscal year end. This sector outperformed the benchmark sector by 0.38 percentage points during the fiscal year. DMC found bank and finance securities attractive. As economic and competitive challenges arose, DMC reduced exposure in the retailing, food and beverage, and pharmaceutical sectors. As the yield curve flattened, 30-year issues performed relatively well during the Fund’s fiscal year. Long bonds from Bank of New York Mellon and Microsoft were among the strongest performers for DMC’s intermediate-term portion of the Fund, while bonds from Broadcom and Verizon were laggards.

The returns in collateralized mortgage obligations (CMO) structures helped offset subpar performance in agency fixed-rate pass-through investments in DMC’s intermediate-term portion of the Fund. DMC’s mortgage-backed securities (MBS) subportfolio returned +2.7% during the fiscal year, outperforming the benchmark component.

DMC’s MBS exposure grew to a 15% allocation at fiscal year end. The CMO basket earned 4.0%, outpacing both the Bloomberg Barclays US Aggregate Index and the Bloomberg Barclays US Mortgage-Backed Securities (MBS) Index.

The high-coupon agency pass-through securities in DMC’s intermediate-term portion of the Fund underperformed the benchmark in the flattening curve environment. In addition, DMC’s fixed-rate agency MBS subportfolio detracted from the Fund’s relative performance. Exposure increased in both fixed-rate pools and CMO investments as corporate exposure declined.

During the fiscal year, the yield difference between 2-year and 30-year US Treasurys compressed by 1.04 percentage points. Overall, the duration in DMC’s intermediate-term portion of the Fund remained shorter than the benchmark’s duration for most of the fiscal year.

DMC also engaged in cross-country rate arbitrage in this portion of the Fund. Based on expectations for stronger rate increases in German and French government bonds, DMC employed futures hedges in its portion of the Fund in an attempt to capture this increase and to hedge the portfolio against US yield curve rate rises. Additionally, DMC used 30-year interest rate swap instruments to further hedge rate moves and capitalize on widening swap spreads. The country hedge and the interest rate swap actions were not effective, resulting in a 0.12-percentage-point drag on the Fund’s returns (before expenses). DMC reduced both positions during the fiscal year.

Floating-rate component

In managing its short-duration, floating-rate portion of the Fund, DMC focuses on a diversified group of floating-rate securities. For the fiscal year, the floating-rate portion of the Fund returned +2.74% (before expenses), outperforming DMC’s internal benchmark, the ICE BofAML US Dollar 3-Month Deposit Offered Rate Constant Maturity Index, which returned +1.21% for the fiscal year. (All returns are before expenses.)

Investment grade credit exposure of 56% of the Fund’s floating-rate portion was the largest contributor to performance. With a total return of +2.34%, investment grade credit outperformed the ICE BofAML US Dollar 3-Month Deposit Offered Rate Constant Maturity Index. All four of the major investment grade sectors within this portion of the Fund – industrial, financial, utility, and noncorporate – outperformed the ICE BofAML US Dollar 3-Month Deposit Offered Rate Constant Maturity Index.

Industrial holdings (at 24% of this portion of the Fund on average during the fiscal year) returned +2.18%. Leading performers for DMC’s floating-rate portion of the Fund included General Motors, Abbott Laboratories,and First Data. Detractors among industrials included General Electric, Becton Dickinson,and Crown Castle International.

Financials (23% allocation) returned +2.53%. Banks were significant contributors among financials holdings. Citigroup and Morgan Stanley were leading contributors for DMC’s floating-rate portion of the Fund. Detractors among financials included Huntington National Bank and SunTrust Banks. DMC’s utility exposure (a 3% weighting) and the noncorporate sector (6%) returned +2.55% and +1.89%, respectively.

Bank loan holdings returned +3.77% for DMC’s floating-rate portion of the Fund, outperforming the ICE BofAML US Dollar 3-Month Deposit Offered Rate Constant Maturity Index. Contributors included Builders FirstSource, Sinclair Television Group,and Univision Communications. Detractors included Forterra, PetSmart, and Revlon. The average quality of the bank loans was Ba3, which was higher than most bank loan indices. DMC viewed floating-rate coupons as an attractive alternative to fixed-rate securities.

During the fiscal year, lower-quality assets generally outperformed higher-quality assets in DMC’s floating-rate portion of the Fund, with bank loans, high yield, and emerging market bonds posting strong returns. High yield and emerging market bonds each accounted for roughly 1% of the portfolio, returning +9.68% and +4.23%, respectively.

In DMC’s floating-rate portion of the Fund, structured credit (15% allocation) posted competitive returns, outperforming the 3-month London interbank offered rate (Libor). Asset-backed securities (11% allocation) outperformed the ICE BofAML US Dollar 3-Month Deposit Offered Rate Constant Maturity Index with a +1.72% return. DMC’s asset-backed securities (ABS) exposure was primarily nonresidential, including credit cards and autos, providing high-quality liquidity and income, and returned +2.78%. CLOs in DMC’s floating-rate portion of the Fund had an average allocation of 4% and outperformed the ICE BofAML US Dollar 3-Month Deposit Offered Rate Constant Maturity Index. These CLO holdings continued to be senior in the capital structure and carried an AAA rating.

DMC uses derivative products such as interest rate swaps to hedge the duration of fixed-rate bonds within the Fund’s floating-rate portion. During the fiscal year, interest rate swaps hedged fixed-rate exposure in 22% of this portion of the Fund. During the year, the Treasury curve flattened significantly as the Fed continued to hike rates and began to normalize its balance sheet. The yield on 2-year notes rose more than 1 percentage point, while 5- and 10-year yields climbed 0.63 and 0.35 percentage points, respectively. The yield on 30-year Treasurys fell by 0.04 percentage points. These interest rate hedges helped DMC’s floating-rate portion of the Fund as interest rates rose in the front and intermediate areas of the curve.

DMC uses interest rate swaps to hedge its fixed-rate bonds with a duration of 2.5 years and longer, to maintain an overall portfolio duration of roughly 0.25 years. DMC also initiated a credit hedge during the fiscal year in an attempt to protect the Fund against potential spread volatility. This credit hedge did not have a significant effect on the Fund’s performance.

PIMCO

Note: The portfolio-level discussion presented below appears in two sections. The first covers PIMCO’s portion of the Fund that focused on an intermediate-term strategy, while the second covers its portion that focused on a low duration strategy.

Intermediate-term component

During the fiscal year, the intermediate-term component of PIMCO’s portion of the Fund returned +2.57% (before expenses) and outperformed its benchmark, the Bloomberg Barclays US Aggregate Index, which returned +1.20% for the same period.

Interest rate strategies added to performance for PIMCO’s intermediate-term component of the Fund. US yield curve positioning, specifically an underweight to front-end rates, helped as the yield curve flattened. Non-US interest rate exposures detracted from performance, including an underweight to Italian and French duration.

Spread sector strategies were positive for returns. Exposure to nonagency mortgages, high yield credit, and taxable municipals added to performance as these sectors outperformed like-duration Treasurys. An underweight to investment grade credit detracted from performance for PIMCO’s intermediate-term component of the Fund as the sector outperformed like-duration Treasurys. Lastly, an overweight to agency MBS was a plus as the sector outperformed like-duration Treasurys.

Currency positioning contributed modestly to performance for PIMCO’s portion of the Fund. Exposure to higher yielding emerging market currencies, including the Brazilian real, added to returns. A long-dollar bias versus a basket of Asian emerging market currencies partly offset this since these currencies generally appreciated relative to the US dollar.

PIMCO continued to favor US duration against rate exposure in other developed regions as of the end of the Fund’s fiscal year, as US rates generally offer better starting yields and PIMCO believes US rates are likely to be relatively range bound. PIMCO maintained an underweight to investment grade credit as of the end of the Fund’s fiscal year, given tight valuations, seeking more diversified credit exposures, and focusing on security selection over generic broad-market exposures.

Low duration component

The low duration component of PIMCO’s portion of the Fund returned +1.38% (before expenses) and outperformed PIMCO’s internal benchmark, the ICE BofAML 1-3 Year US Treasury Index, which returned +0.03% for the same period.

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Portfolio management reviews

Optimum Fixed Income Fund

Interest rate strategies contributed to performance for PIMCO’s low duration portion of the Fund. An underweight to US duration added to performance as US Treasury yields rose during the fiscal year. Additionally, US yield curve positioning was positive as the yield curve flattened. Outside of the United States, short exposure to UK interest rates was positive for performance in PIMCO’s low duration portion of the Fund as yields in this region rose. PIMCO remained tactical with US duration, adjusting exposures as rates recalibrated higher. Preferring US duration during the fiscal year versus other developed regions including the United Kingdom and Japan, PIMCO has focused its underweight at the front end of the curve, where it sees potential for volatility as the Fed continues its hiking cycle.

Spread sector strategies added to returns for PIMCO’s low duration portion of the Fund. Exposure to investment grade credit, nonagency mortgages, and emerging market external debt also contributed to performance. Short exposure to a basket of high yield corporate credit detracted from performance as the high yield sector outperformed like-duration Treasurys during the fiscal year. PIMCO found attractive opportunities in specific credits that have benefited from US growth and a resurgent housing sector.

Currency positioning held back relative performance for PIMCO’s low duration portion of the Fund during the fiscal year. A long-dollar bias against the Japanese yen hurt returns as the yen appreciated versus the US dollar. PIMCO maintained a long-dollar bias against the yen, the euro, and the Canadian, Australian, and New Zealand dollars during the fiscal year as part of its tactical currency positioning.

PIMCO used several types of derivatives to manage risks associated with market volatility and interest rate risk. However, the use of money market and government futures, currency forwards, options, interest rate swaps, and credit default swaps did not have a material impact on performance during the fiscal year within either component of PIMCO’s portion of the Fund.

Optimum International Fund

April 10, 2018 (Unaudited)

Performance review (for the year ended March 31, 2018)
Optimum International Fund (Institutional Class shares)*	1-year return	+19.42%
Optimum International Fund (Class A shares)*	1-year return	+19.11%
MSCI ACWI ex USA Index (gross) (current benchmark)	1-year return	+17.05%
MSCI ACWI ex USA Index (net) (current benchmark)	1-year return	+16.53%
MSCI EAFE Index (gross) (former benchmark)	1-year return	+15.32%
MSCI EAFE Index (net) (former benchmark)	1-year return	+14.80%

Past performance does not guarantee future results.

For complete, annualized performance for Optimum International Fund, please see the table on page 23.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

*Total returns for the report period presented in the table differ from the returns in “Financial highlights.” The total returns presented in the above table are calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total returns presented in “Financial highlights” are calculated in the same manner, but also take into account certain adjustments that are necessary under US generally accepted accounting principles (US GAAP) required in the annual report.

Advisor

Delaware Management Company (DMC)

Sub-advisors

Acadian Asset Management LLC (Acadian)

EARNEST Partners LLC (EARNEST)

Effective Jan. 19, 2018, the MSCI ACWI ex USA Index replaced the MSCI EAFE Index in order to reflect the Fund’s ability to invest in emerging market securities. Please see the supplement to the Fund’s prospectus for more information.

Market overview

Developed international, emerging market, and US equities all posted strong absolute returns during the Fund’s fiscal year ended March 31, 2018. The MSCI Emerging Markets Index gained 24.9% (net), outpacing the MSCI EAFE Index, which rose 14.8% (net) over the fiscal year. The MSCI ACWI ex USA Index gained 16.5% (net) during the fiscal year. US large caps, as represented by the Russell 1000® Index, rose 14.0%, while the small cap market, as represented by the Russell 2000® Index, gained 11.8% for the fiscal year.

European economies continued to rebound in the wake of improved economic data. The region experienced its lowest unemployment rate since 2009. Fourth-quarter 2017 gross domestic product (GDP) rose 0.6%, bringing the total euro zone expansion to 2.5% for 2017 — the fastest growth rate since 2007. The European Central Bank (ECB) maintained a negative deposit rate of -0.4%, consistent with the last seven quarters of the Fund’s fiscal year.

China’s economy expanded by 6.9% in 2017. While heavy industry and finished goods are a large part of the Chinese economy, services and high-tech manufacturing continued to make up a greater portion of the world’s second-largest economy. Emerging markets as a whole were a bright spot over the Fund’s fiscal year, showing considerable strength relative to their developed counterparts.

Geopolitical tensions influenced equity market performance globally during much of the fiscal year. Concerns included North Korea’s intensified testing of nuclear weapons, and the effects of US trade policy. Despite periodic dips, developed markets continued on a positive trajectory, in general, for much of the fiscal year amid indications of momentum in global economic growth. Non-US markets benefited from a weakening US dollar.

During the final three months of the Fund’s fiscal year, equity markets initially rallied following the passage of US tax reform legislation. However, volatility returned to the markets and stocks pulled back in February 2018 following indications of rising inflation, concerns over interest rate increases, and escalating news about US protectionist policies.

Source: Bloomberg

Fund performance

For the fiscal year, Optimum International Fund outperformed its current benchmark, the MSCI ACWI ex USA Index, and its former benchmark, the MSCI EAFE Index. Acadian’s portion of the Fund turned in a healthy performance as a result of stock selection and

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Portfolio management reviews

Optimum International Fund

country allocations. Strong stock selection across developed markets contributed to EARNEST’s portion of the Fund.

Acadian

For the fiscal year, Acadian’s portion of the Fund returned 23.2% (gross of fees), outperforming the MSCI EAFE Index, which returned 15.3% (gross), and outperforming the MSCI ACWI ex USA Index, which returned 17.1% (gross).

Opportunistic exposure to Brazil, stock selection and a market underweight in Germany, and stock selection in New Zealand all contributed to performance for Acadian’s portion of the Fund during the fiscal year. Stock selection in Japan and Hong Kong reduced these gains on a relative basis, as did an opportunistic exposure to India.

Acadian’s overweight in the information technology sector and underweight in the consumer staples sector also added to its portion of the Fund. For the better part of the Fund’s fiscal year, markets were in “risk on” mode – that is, investors’ greater appetite for risk led them to invest in higher-risk industries such as information technology. This strongly benefited Acadian’s portion of the Fund. Lower-risk industries such as consumer staples posted more modest returns for its portion of the Fund.

Acadian’s emphasis on the healthcare sector detracted, as mounting competition from generics and regulatory pressures dampened stock performance. Acadian’s underweight in consumer discretionary also hurt relative performance in its portion of the Fund, when the sector rallied on the heels of accelerating economic growth and improved consumer confidence.

Contributors to Acadian’s portion of the Fund were Magazine Luiza SA and Deutsche Lufthansa AG. Magazine Luiza, a Brazilian appliance retailer, has seen strong growth in recent years as its leadership dedicated significant resources to developing the ecommerce side of its business. During the Fund’s fiscal year, its stock price rose after reporting a double-digit increase in same-store sales during the second quarter of 2017. Deutsche Lufthansa, Germany’s largest air carrier, climbed after European regulators approved a deal allowing the company to acquire the assets of defunct industry peer Air Berlin.

Detractors from Acadian’s portion of the Fund were International Game Technology PLC and Tokyo Electric Power Co. Holdings Inc. International Game Technology produces slot machines and other gaming technology, including lotteries and interactive gaming. The company’s share price slumped after it reported first-quarter 2018 results that fell short of market estimates. Tokyo Electric Power declined after the utility company disclosed that it had been hit with a new US lawsuit over the 2011 Fukushima nuclear accident.

Acadian continued to hold Tokyo Electric Power as a result of its favorable reading of the company’s valuation attributes. Acadian sold

International Game Technology in November 2017, based on declining quality and growth signals.

As of the end of the fiscal year, Acadian’s largest country overweights compared to the MSCI EAFE Index were Japan and Hong Kong. Acadian also maintained significant opportunistic exposures to Thailand and Canada. The United Kingdom, Germany, France, and Switzerland were the largest underweight positions held in Acadian’s portion of the Fund. At the sector level, Acadian continued its overweight emphasis on healthcare and information technology, while financials and consumer discretionary were significantly underweighted.

EARNEST

EARNEST’s portion of the Fund ended the fiscal year with a strong positive absolute return of 18.3% (gross of fees), outperforming the MSCI EAFE Index (gross) by 3.00 percentage points and outperforming the MSCI ACWI ex USA Index (gross) by 1.20 percentage points.

As a bottom-up (stock-by-stock), fundamental manager, EARNEST looks beyond the quarter-over-quarter noise of the market, and positions its portion of the Fund for growth over a full market cycle. In achieving its strong relative and absolute performance for the fiscal year, EARNEST’s portion of the Fund benefited from investments in fundamentally robust companies that continue to grow earnings and gain market share.

Strong stock selection across the portfolio, but in particular within the industrials and financials sectors, contributed to outperformance for EARNEST’s portion of the Fund. In terms of detractors, EARNEST’s underweight to the industrials sector as a whole and a slight overweight to the healthcare sector posed minor headwinds.

Madrid-based Amadeus IT Group SA, a leading transaction processor for the global travel and tourism industry, was a significant contributor to EARNEST’s portion of the Fund. Amadeus’ total air bookings continued to outpace the overall travel industry, and it expanded its market share in large distribution areas such as North America. The company also continued its consistent track record of revenue and profitability growth, and prudent deployment of capital, while trading at a discount to industry peers on an earnings-multiple basis.

Another strong contributor to EARNEST’s portion of the Fund was Shanghai Fosun Pharmaceutical Group Co., a leading Chinese manufacturer of both generic drugs and Chinese traditional medicines. Its stock rose in 2017 as healthcare valuations rebounded and investors seemed to pay closer attention to individual companies with defensible products. With a deep pipeline of patented drugs and a vast array of first-generation generic drugs, Shanghai Fosun has taken market share from less innovative regional competitors. Also, the company trades at a price-to-earnings ratio in the mid-teens which, in EARNEST’s view, represents an attractive discount compared to its developed-market peers.

ITV, the UK commercial television network, detracted from performance for EARNEST’s portion of the Fund. ITV delivers its content through traditional television broadcasting as well as on demand via its ITV Hub, a digital home for content that reaches a younger audience. Over the fiscal year, investors focused on the challenges facing traditional pay-TV networks from online streaming video outlets such as Netflix, Hulu, and Amazon Video. ITV’s stock fell despite ITV Hub’s strong online performance, as investors failed, in EARNEST’s view, to recognize the firm’s competitive positioning.

The world’s largest electronics manufacturer Hon Hai Precision Co. also detracted from EARNEST’s portion of the Fund. Based in Taiwan, Hon Hai provides electronic manufacturing services for computers, communications, and consumer electronic products. Advances in screen technology from the company’s 2016 acquisition of Sharp are used in Apple’s iPhone X, which was released in late 2017. Due to delays in the mass production of the iPhone X, Hon Hai had to idle significant parts of its labor force. The stock finished the Fund’s fiscal year up, but it trailed the benchmark.

At the end of the fiscal year period, EARNEST continued to hold ITV and Hon Hai in its portion of the Fund. ITV’s chief competition is public services broadcaster British Broadcasting Corp. (BBC); both target the same demographic and broadcast similar content. As BBC is in the midst of a significant cost cutting initiative, EARNEST believes ITV has the potential to capture more viewership and add revenue. In Hon Hai’s case, its stock continued to trade at a discount to industry peers. In addition, the Sharp acquisition exceeded analyst expectations and has contributed to Hon Hai’s overall profitability faster than anticipated. EARNEST believes that this profitability from the Sharp acquisition should continue over its targeted investment horizon.

As of the end of the Fund’s fiscal year, EARNEST held overweights in the information technology, financials, consumer discretionary, and materials sectors and underweights in consumer staples, industrials, real estate, telecommunication services, and utilities. These relative overweight and underweight positions compared to the benchmark are an outgrowth of where EARNEST perceives individual opportunities.

Overall, Optimum International Fund used derivatives, including foreign currency exchange contracts, during the fiscal year. However, these had a minimal effect on performance.

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Portfolio management reviews

Optimum Large Cap Growth Fund

April 10, 2018 (Unaudited)

Performance review (for the year ended March 31, 2018)
Optimum Large Cap Growth Fund (Institutional Class shares)	1-year return	+22.50%
Optimum Large Cap Growth Fund (Class A shares)	1-year return	+22.17%
Russell 1000® Growth Index (benchmark)	1-year return	+21.25%

Past performance does not guarantee future results.

For complete, annualized performance for Optimum Large Cap Growth Fund, please see the table on page 26.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Advisor

Delaware Management Company (DMC)

Sub-advisors

ClearBridge Investments, LLC (ClearBridge)

T. Rowe Price Associates, Inc. (T. Rowe Price)

The Board of the Trustees of the Fund approved the appointment of ClearBridge Investments, LLC (ClearBridge) as a sub-advisor to the Fund during the fiscal year. ClearBridge replaced Fred Alger Management, Inc. (Alger) as a sub-advisor to Optimum Large Cap Growth Fund. Please see the supplement to the Fund’s prospectus, dated Sept. 25, 2017, for more information.

Market overview

US equities posted strong returns for the fiscal year ended March 31, 2018. Throughout 2017 — a period of particularly low volatility — US equities were boosted by strong corporate earnings and anticipation that President Trump’s proposals for lower tax rates, reduced regulation, and increased infrastructure spending would be enacted. Overseas markets also were strong as economies of both developed and developing countries joined in a period of global synchronized growth.

Although an infrastructure bill has not materialized, the Trump administration was successful in cutting regulations. Passage of the tax reform bill at the end of 2017 that reduced the corporate tax rate to 21% spurred major stock indices to soar to record highs through late January 2018.

Markets turned highly volatile in the final two months of the Fund’s fiscal year, however, as rising global tensions, notably in Iran, North Korea, and Syria, and the Trump administration’s announcement that it would implement tariffs on aluminum and steel — raising the possibility of a global trade war — led to a sharp market selloff. In March, the US Federal Reserve’s sixth interest rate hike since the global financial crisis (and third during the Fund’s fiscal year) further roiled the markets as investors grew concerned with the possibility of accelerating inflation.

Technology stocks were particularly hard hit following the news that a politically oriented data firm had gained access to private information of more than 50 million Facebook users. The possibility that new regulations would hinder the growth of Facebook and other companies dependent on an advertising model led to a broad decline in the sector.

Source: Bloomberg

Fund performance

Optimum Large Cap Growth Fund outperformed its benchmark, the Russell 1000 Growth Index, for the Fund’s fiscal year. Alger’s portion of the Fund outperformed the benchmark for the period it managed the Fund. Alger’s outperformance was attributable to both favorable sector allocations and stock selection in the information technology and consumer staples sectors, mitigated somewhat by the energy and industrials sectors, which detracted from relative performance. ClearBridge outperformed the benchmark for its portion of the Fund during the time it managed the Fund. ClearBridge’s portion of the Fund also benefited from stock selection and sector allocation decisions. In particular, its technology and consumer staples stocks were strong contributors, while healthcare was the primary detractor. Managing its portion of the Fund for the entire year, T. Rowe Price also outperformed the benchmark. Information technology, consumer discretionary, and consumer staples were the leading relative contributors; financials was the largest relative detractor.

T. Rowe Price

T. Rowe Price managed its portion of the Fund for the entire fiscal year. T. Rowe Price normally invests in stocks of large-capitalization companies with one or more of the following characteristics: strong cash flow and an above-average rate of earnings growth; the ability to sustain earnings momentum during economic downturns; and

occupation of a lucrative niche in the economy and ability to expand even during times of slow economic growth.

Overall, stock selection and sector weighting combined to produce relative outperformance in T. Rowe Price’s portion of the Fund during the fiscal year. Information technology was the leading relative outperformer, driven by stock selection. Shares of Alibaba Group Holding Ltd. rallied during the fiscal year largely driven by the impressive strength in its core Chinese ecommerce business, which continued to benefit from improving user engagement and ongoing mobile monetization efforts. The company, which is rapidly transforming into a global leader in data, continues to see accelerating growth in its AliCloud and Alipay businesses.

Higher-than-expected revenue growth in its gaming and cloud-computing businesses helped drive shares of Tencent Holdings Ltd. higher over the fiscal year. The company, which operates the dominant social media platform in China, is the strongest-positioned mobile Internet player in the region.

In T. Rowe Price’s portion of the Fund, the consumer discretionary sector outperformed due to stock selection. Amazon.com Inc.’s dominant ecommerce platform, with improved profitability and accelerating revenue growth, helped drive shares higher by more than 60% during the fiscal year.

Shares of Booking Holdings Inc. (formerly Priceline) rose during the Fund’s fiscal year as it benefited from secular growth in travel booking shifting to online and mobile. By leveraging technology to drive efficiency across its platform, the company is building a powerful network effect that T. Rowe Price believes should allow it to continue capturing market share in the vast and underpenetrated global hotel market.

In the consumer staples and materials sectors, a significant underweighting benefited relative performance in T. Rowe Price’s portion of the Fund. Financials was the largest relative detractor due to stock selection. Shares of Chubb Corp., the leading global property and casualty insurance broker, came under pressure due to lingering uncertainty across the industry in the wake of the recent hurricanes, floods, and wildfires. While heightened claims have weighed on Chubb’s recent performance, T. Rowe Price thinks the industry could be nearing an inflection point. In T. Rowe Price’s view, Chubb is well positioned to benefit from accelerating premiums as the insurance pricing cycle improves following the catastrophes that occurred during the fiscal year.

First Republic Bank, Inc., a California-based US regional bank, has been negatively affected by margin pressures from higher funding costs and a less-than-expected lift in loan yields. T. Rowe Price continues to maintain a position in the company in its portion of the Fund — it views First Republic as a high-quality bank that has developed an opportunistic niche in mortgage banking for high-net worth individuals. Additionally, T. Rowe Price believes the company has a high-quality management team and trades at a compelling valuation.

The industrials and business services sector detracted modestly from performance in the T. Rowe Price portion of the Fund, due to an underweight and stock selection. After breakneck growth over the past few years, weakness in the light-emitting diode (LED) lighting market caused Acuity Brands, Inc. to miss earnings expectations in the second half of 2017. Despite the weakness in the stock, T. Rowe Price maintains a constructive view on the company’s growth prospects based on the potential for LED system conversions of big-box retailers, where there is relatively low current penetration. Also, T. Rowe Price anticipates that growth should accelerate as Acuity Brands enters its next phase of development, shifting from a lighting manufacturer to a provider of smart lighting solutions and data analytics that help clients drive energy-efficiency savings.

Telecommunication services detracted slightly due to stock selection that consisted of a sole holding in the sector, T-Mobile US Inc., which T. Rowe Price sold during the fiscal year. T. Rowe Price’s underweight to the underperforming sector mostly mitigated its negative stock selection in the sector.

As of the end of the fiscal year, T. Rowe Price believed that economic and earnings fundamentals remained supportive for equity valuations, and recent US economic reports indicated strong fixed investment spending and continued healthy consumer demand.

Alger

Alger managed its portion of the Fund from April 1, 2017 to Oct. 3, 2017, when the management of the sleeve transitioned to ClearBridge. With its strategy of investing in companies undergoing “positive dynamic change,” Alger seeks what it views as high-quality, domestic growth stocks that can potentially generate strong earnings growth and free cash flow. Both sector allocation and stock selection were responsible for outperformance in Alger’s portion of the Fund.

The information technology and consumer staples sectors contributed the most to performance during the period when Alger managed its portion of the Fund. Sector allocation and stock selection were the contributing factors in the information technology sector, as the portfolio was overweight relative to the Russell 1000 Growth Index while the stocks outperformed. Consumer staples was the second-strongest sector on an absolute basis. Alger’s portion of the Fund benefited from both its underweight relative to the benchmark and stock selection within the sector.

Energy and industrials detracted from performance during the period when Alger managed its portion of the Fund. In energy, stock selection and a slight overweight relative to the benchmark drove underperformance. Industrials was the second-largest detractor on an

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Portfolio management reviews

Optimum Large Cap Growth Fund

absolute basis as an underweight allocation and stock selection within this sector hurt performance.

Alibaba Group Holding Ltd., which engages in providing online and mobile marketplaces in retail and wholesale trade, strongly added to performance in Alger’s portion of the Fund. Alibaba has created an online ecosystem for buyers, sellers, third-party service providers, Alipay (third-party payments), and strategic partners in China. Alger believes the company has good upside potential as it is not yet getting full credit for its cloud or third-party-payment business segments. Facebook Inc., another leading contributor to performance in Alger’s portion of the Fund, is engaged in the development of social media applications that enable people to connect through mobile devices, personal computers, and other devices, sharing opinions, ideas, photos, videos, and other activities online.

Anadarko Petroleum Corp., an oil and gas exploration company that acquires, explores, develops, produces, and markets oil and natural gas, detracted significantly from performance in Alger’s portion of the Fund. CBS Corp. also detracted from performance in Alger’s portion of the Fund. CBS is a mass media company that operates broadcasting, television production, and publishing businesses.

ClearBridge

ClearBridge managed its portion of the Fund from Oct. 12, 2017 to March 31, 2018. ClearBridge normally invests in equity securities (or other instruments with similar economic characteristics) of US companies with large market capitalizations. ClearBridge’s core holdings are large-capitalization companies that it believes are dominant in their industries due to product, distribution, or service strength. ClearBridge became more assured about the trajectory of the economy under a new presidential administration after its initial skepticism when it began managing its portion of the Fund. Its view of the strength and duration of the current expansion has since improved, given ClearBridge’s belief that capital spending, driven by the cut in corporate tax rates, should be good for growth in gross domestic product (GDP), while earnings growth, a key driver of stock-price appreciation, has accelerated across the large-cap market.

In the belief that this could benefit cyclical sectors including industrials and materials, ClearBridge added positions in Praxair Inc., a supplier of industrial gases, and Caterpillar Inc., which manufactures construction equipment.

During the period when ClearBridge managed its portion of the Fund, the information technology sector was a strong contributor, led by Akamai Technologies Inc., a provider of cloud computing services, and Microsoft Corp., a provider of systems and applications software, cloud services, computers, and consumer electronics. Consumer discretionary companies, including online retailer Amazon.com, Inc., also contributed meaningfully to ClearBridge’s portion of the Fund.

The healthcare sector was the most significant detractor from performance during the period when ClearBridge managed its portion of the Fund, as negative investor sentiment and increased competition hurt biotechnology holdings. Celgene Corp., Biogen Inc., Alexion Pharmaceuticals Inc., and Regeneron Pharmaceuticals Inc. all declined due to a combination of disappointing clinical trials, the threat of increased competition in their primary treatment areas, and lack of investor enthusiasm for recent deals. ClearBridge thinks that the innovative treatments on the market and in the pipelines of these companies should eventually be recognized. ClearBridge continues to own all four stocks in its portion of the Fund. ClearBridge’s holdings in consumer staples, including Anheuser-Busch InBev SA/NV and CVS Health Corp., also somewhat weakened performance in its portion of the Fund.

As of the end of the fiscal year, ClearBridge believed the long running bull market may be at an inflection point, with the Fed steadily withdrawing liquidity and volatility showing signs of normalizing. It is focused on striking a balance between allowing fundamentally sound growth franchises time to execute and earn the recognition of investors, and sourcing new ideas among what it views as particularly well-positioned companies.

Overall, Optimum Large Cap Growth Fund used derivatives, including foreign currency exchange contracts, during the fiscal year. However, these had a minimal effect on performance.

Optimum Large Cap Value Fund

April 10, 2018 (Unaudited)

Performance review (for the year ended March 31, 2018)
Optimum Large Cap Value Fund (Institutional Class shares)	1-year return	+8.90%
Optimum Large Cap Value Fund (Class A shares)	1-year return	+8.68%
Russell 1000® Value Index (benchmark)	1-year return	+6.95%

Past performance does not guarantee future results.

For complete, annualized performance for Optimum Large Cap Value Fund, please see the table on page 29.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Advisor

Delaware Management Company (DMC)

Sub-advisors

Massachusetts Financial Services Company (MFS) Rothschild Asset Management Inc. (Rothschild)

Market overview

On balance, throughout the Fund’s fiscal year ended March 31, 2018, both economic and political developments provided a favorable backdrop. Manufacturing activity and consumer confidence remained high, unemployment continued to decline, wage growth increased, and inflation remained benign, despite three 0.25-percentage-point increases in the federal funds rate.

Outside of the United States, many countries exhibited positive gross domestic product (GDP) growth simultaneously, creating a favorable environment in which there were strong markets for US goods and services, as well as continued foreign direct investment into the US. Domestic markets largely shook off international concerns, including heightened tensions with Iran and with North Korea.

Tax reform enacted by Congress and signed into law by President Trump at the end of 2017 reduced corporate tax rates from 35% to 21%. While tax rates were also reduced for individuals, some deductions (including the ability to deduct state and local taxes) were limited.

Beginning in January 2018, increased volatility buffeted financial markets, initially pushing markets significantly higher before broad selloffs took their toll. A seemingly overenthusiastic response to the tax bill quickly reversed when the Trump administration announced plans to implement broad-based tariffs on aluminum and steel that were later narrowed to focus principally on China.

As the Fund’s fiscal year drew to a close, both the prospect of a trade war with China and growing concern that corporations —

especially those engaged in social media — had not properly protected individuals’ private data combined to put a dent in consumer confidence.

Source: Bloomberg

Fund performance

Optimum Large Cap Value Fund outperformed its benchmark, the Russell 1000 Value Index, for the Fund’s fiscal year ended March 31, 2018, with both the MFS and Rothschild portions of the Fund outpacing the index. The MFS portion of the Fund benefited from an overweight position in special products and services as well as an underweight in utilities and communications. Underweight positions relative to the benchmark in both technology and retailing detracted somewhat from relative results. The Rothschild portion of the Fund benefited from underweight positions in both consumer staples and real estate, while an overweight position in industrials and an underweight relative to financials detracted from relative performance.

MFS

MFS has maintained a consistent investment approach since its strategy’s inception. For its portion of the Fund, MFS uses a long-term time horizon in making investment decisions. Its disciplined investment philosophy and process focuses on investing in what it views as high-quality companies trading at inexpensive valuations.

In the MFS portion of the Fund, strong stock selection in the industrial goods and services sector contributed to performance relative to the Russell 1000 Value Index. Since the weak performance of industrial conglomerate General Electric Co. was a drag on the benchmark for the fiscal year, the MFS portion of the Fund’s lack of exposure to the stock was beneficial and provided a significant boost to relative performance during the period.

During the fiscal year, Northrop Grumman Corp. (in the industrial goods and services sector) contributed to relative performance,

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Portfolio management reviews

Optimum Large Cap Value Fund

having reported earnings and revenue that exceeded forecasts for the final quarter of 2017. It is engaged in the provision of security services including cyber security for computers and communications. The company is also involved in aerospace systems, designing and producing manned aircraft, spacecraft, and high-energy laser systems.

An overweight allocation and favorable security selection in the special products and services sector also strengthened relative results for the MFS portion of the Fund, led by a position in management consulting firm Accenture plc.

An underweight allocation to the utilities and communications sector also bolstered relative performance. In this case, the MFS portion of the Fund did not own telecommunications services provider AT&T Inc., which performed poorly for the Fund’s fiscal year.

Other leading relative contributors in the MFS portion of the Fund included overweight positions in global financial services firm JPMorgan Chase & Co., which advanced steadily through the first 10 months of the Fund’s fiscal year before leveling off, and credit rating agency Moody’s Corp. Positions in semiconductor company Texas Instruments Inc. and diversified technology company 3M Co. also contributed to relative returns during the fiscal year. The absence of a position in weak-performing specialty pharmaceutical company Allergan plc, which lost its patent on dry-eye drug Restasis, and an underweight position in integrated oil and gas company Exxon Mobil Corp. further aided relative returns for the MFS portion of the Fund.

An underweight allocation to the technology sector hampered relative results for the MFS portion of the Fund. In this case, lack of exposure to strong-performing semiconductor company Intel Corp. and network-equipment company Cisco Systems Inc. detracted from relative performance.

A combination of an underweight position and weak stock selection in the retailing sector further weighed on relative performance. In this case, not owning shares of retail giant Walmart Inc. detracted from relative performance in the MFS portion of the Fund.

Elsewhere, the absence of positions in financial services firm Bank of America Corp. and insurance and investment firm Berkshire Hathaway Inc. detracted from relative results. In the MFS portion of the Fund, overweight holdings of diversified technology and multi-industrial company Johnson Controls International plc, global food company General Mills Inc., tobacco company Philip Morris International Inc., and cable services provider Comcast Corp. also detracted from performance relative to the benchmark. Additionally, the MFS’s position in global marketing and communications company Omnicom Group Inc. detracted from results. Not owning shares of energy firm and benchmark constituent NextEra Energy Inc., which appreciated during the fiscal year, detracted from relative results, as did ownership in oilfield services specialist Schlumberger Ltd., which underperformed during the period.

Rothschild

Rothschild maintains a bottom-up (stock by stock) approach to investing while being cognizant of macroeconomic factors that could affect the companies in which it invests. A current example of such a macro event is the Trump administration’s recently announced intent to levy tariffs on Chinese imports, should China not agree to certain restrictions on its policies regarding intellectual property, trade, and other commercial practices. While the extent of the tariffs and their effect has yet to be fully realized, Rothschild recognizes that many industries and companies, including those in aircraft manufacturing and agriculture, could be affected if a trade war occurs that has the potential to limit US exports.

The fiscal year ended March 31, 2018 marked the first full year that Rothschild managed its portion of the Fund, which benefited on a relative basis from advantageous stock selection in the industrials, energy, and financials sectors. Investments in consumer discretionary, information technology, and materials detracted somewhat relative to the benchmark during the fiscal year.

The industrials and energy sectors contributed the most to performance relative to the benchmark, as stock selection was strong in both sectors. Conversely, weak stock selection in the consumer discretionary and information technology sectors detracted from performance for Rothschild’s portion of the Fund.

An underweight position in General Electric Co., which declined sharply during the course of the fiscal year, contributed significantly to the relative outperformance of Rothschild’s portion of the Fund. Rothschild exited the Fund’s position in 2017; the stock continued to decline after announcing significant downward earnings revisions and a dividend cut. Rothschild’s portion of the Fund also benefited from a position in Northrop Grumman Corp., shares of which gained 49% during the fiscal period. The company is likely to benefit further from increases in defense spending and its pending acquisition of Orbital ATK, a firm engaged in the production of missile defense systems, space launch vehicles, and imaging satellites.

Rothschild’s decision in 2017 to exit a position in Intel Corp. detracted from relative performance in its portion of the Fund. Subsequent to the sale, Intel outperformed after reporting solid results in its PC segment and improvement in its Data Center Group. Retail chain Foot Locker Inc. also detracted from performance for Rothschild’s portion of the Fund. The shares declined more than 35% during the fiscal year following reports, which indicated a weak environment for the athletic footwear and athletic apparel segments of the retail industry. Decelerating traffic in US malls, coupled with fears that vendors such as Nike will disintermediate (that is, remove the middleman or intermediary from future transactions) retail partners such as Foot Locker by selling through online-only channels, led Rothschild to question whether Foot Locker would return to positive mid-single-digit same-store sales. Subsequently, Rothschild exited the position.

Overall, Optimum Large Cap Value Fund used derivatives, including foreign currency exchange contracts, during the fiscal year. However, these had a minimal effect on performance.

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Portfolio management reviews

Optimum Small-Mid Cap Growth Fund

April 10, 2018 (Unaudited)

Performance review (for the year ended March 31, 2018)
Optimum Small-Mid Cap Growth Fund (Institutional Class shares)	1-year return	+22.22%
Optimum Small-Mid Cap Growth Fund (Class A shares)	1-year return	+21.88%
Russell 2500™ Growth Index (benchmark)	1-year return	+19.92%

Past performance does not guarantee future results.

For complete, annualized performance for Optimum Small-Mid Cap Growth Fund, please see the table on page 32.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Advisor

Delaware Management Company (DMC)

Sub-advisors

Columbia Circle Investors (CCI)

Peregrine Capital Management, LLC (PCM)

Market overview

The US economy rebounded at the start of the Fund’s fiscal year ended March 31, 2018, and consumer spending picked up. Labor force participation was at its highest level since November 2014. Growth stocks markedly outpaced value stocks in general, and the small-cap growth segment of the market saw a notable turnaround. The Russell 2500™ Growth Index returned 19.9% for the fiscal year versus returns of 5.7% for the Russell 2500™ Value Index.

The Trump administration continued to promote both deregulatory and pro-infrastructure policies, two moves that helped keep markets optimistic. Tax reform legislation that was passed in late December 2017 set the stage for the possibility of increased profits for many corporations.

Continued normalization of monetary policy marked the Fund’s fiscal year, with new US Federal Reserve Chairman Jerome Powell replacing Janet Yellen. The United States has been transitioning from a period of considerable turmoil that began with the global financial crisis of 2008, when the Fed launched a series of large-scale quantitative easing (QE) programs that ultimately increased the size of its balance sheet by $3.6 trillion. In October 2017, the Fed began to gradually unwind its asset purchases.

Source: Bloomberg

Fund performance

Optimum Small-Mid Cap Growth Fund outperformed its benchmark, the Russell 2500 Growth Index, for the fiscal year. Strong performance in the information technology sector for both sub-advisors’ portions of the Fund contributed to performance, but PCM’s portion of the Fund trailed the benchmark due to market conditions at odds with its valuation-sensitive growth style. Weakness in healthcare and poor stock selection in consumer discretionary also dragged on PCM’s portion of the Fund.

CCI

CCI’s portion of the Fund outperformed the Russell 2500 Growth Index for the fiscal year. Stock selection in the technology sector contributed to relative outperformance, led by individual stock holdings such as Universal Display Corp. and Square Inc. Other contributors for CCI’s portion of the Fund were energy and a lack of exposure to the real estate, notably real estate investment trust (REITs), which are negatively affected by rising interest rates. An overweight in the consumer discretionary sector and an underweight in healthcare detracted from performance.

CCI uses a growth-oriented, investment philosophy of “positive momentum and positive surprise” in which CCI strives to invest in what it views as good companies getting stronger and in companies whose fundamentals are exceeding investor expectations. Given the likely continued normalization of the Fed’s large balance sheet and expected higher future interest rates, CCI continues to weight its portfolios toward secular growth stocks, particularly within the technology and consumer discretionary sectors, which it believes will be rewarded for positive fundamentals and surprise.

The leading contributor to performance in CCI’s portion of the Fund was Universal Display Corporation, the intellectual property leader in organic light emitting diode (OLED) technology. OLED technology has begun to replace LCD screens in high-end televisions and smartphones, most recently the iPhone X. Universal Display is a major beneficiary of the adoption of the new screen technology, which has driven both royalty income and the sale of higher priced materials for the company.

Another technology contributor to CCI’s portion of the Fund was Square Inc., a leading provider of payment processing, point-of-sale, financial, and marketing services to merchants. Revenue growth continued to accelerate during the fiscal year, which led to strong results and forward guidance. At the same time, the company has attracted larger merchants to its payment platform while also successfully cross-selling additional services to its existing customer base.

A leading detractor from performance in CCI’s portion of the Fund was CommScope Holding Company, Inc. — a communications-related company that provides connectivity and infrastructure services for wireless, enterprise, and residential broadband markets — reported disappointing quarterly results and provided forward guidance below expectations. Challenging business conditions were due primarily to reduced spending from some of its key customers and a delayed start to the FirstNet public safety broadband network buildout. CCI sold the position during the fiscal year as the prospect of consolidation between two of its major customers augmented already-existing uncertainty.

Snyder’s-Lance Inc., a snack-food manufacturer whose products include pretzels, crackers, chips and nuts, was another disappointing stock for CCI’s portion of the Fund. Sales through traditional channels performed relatively well, but sales through secondary channels, which are often difficult to track, proved disappointing and failed to leverage increased marketing expenditures. In addition, the unexpected announcement of the CEO’s retirement reinforced CCI’s decision to exit the position.

At the end of the fiscal year, CCI’s portion of the Fund was most overweight the technology sector, tied to secular trends such as cloud computing, cyber security, and Internet of Things (IoT). CCI was also overweight the consumer discretionary sector, seeking to benefit from strength in employment and consumer confidence. CCI generally tilted its exposure away from Internet-based competitors such as Amazon. CCI was overweight financials, where it was exposed to companies it considered likely to benefit from rising interest rates. CCI was most underweight industrials and materials, choosing to gain cyclical exposure in other sectors, due to a lack of compelling secular growth ideas. As previously mentioned, CCI had no exposure to the real estate sector.

PCM

PCM’s portion of the Fund underperformed the benchmark Russell 2500 Growth Index for the fiscal year, largely due to market conditions that were at odds with the team’s overall investment strategy. The PCM process centers on the acquisition of rapidly growing companies at what it views as reasonable valuations. During the Fund’s fiscal year, however, it was the most highly valued stocks within the small- and mid-cap growth arena that persistently outperformed. That created a headwind for PCM’s valuation-sensitive style. An average cash holding of 3.7% in PCM’s portion of the Fund further hindered relative performance during a year marked by strong benchmark performance.

Healthcare dragged overall on performance for PCM’s portion of the Fund. The biotechnology subsector was a source of relative strength but PCM’s portion of the Fund held a larger proportion of smaller companies within the equipment and supplies industry, which strained overall results in the sector. Information technology and basic materials contributed to returns in PCM’s portion of the Fund. Strong stock selection in the semiconductor field and overweights in the software and Internet industries bolstered performance during the fiscal year. Stock selection in the materials sector also drove outperformance, as did holdings in the paper product and metals industries, which directly benefited from newly enacted trade policies.

Stock selection in the consumer discretionary sector also hampered performance in PCM’s portion of the Fund, driven primarily by IMAX Corp, the original developer of large-format motion picture technologies via its proprietary “IMAX” offering. Film-based projectors for large-format films had been expensive and size prohibitive, limiting their use to the museum setting. The shift to digital film distribution removed these limitations and opened the market so that traditional theaters could adopt IMAX’s format. An additional change in its go-to-market strategy enabled IMAX to grow its theater footprint to more than 1,000 worldwide while participating in box-office economics. A combination of persistent box-office weakness, and an increasing reliance on international markets such as China for theater growth, resulted in underperformance for the company. PCM sold the position in IMAX in its portion of the Fund during the fiscal year.

Apogee Enterprises Inc., which designs and develops architectural glass used in windows and curtainwall systems on commercial buildings, was another detractor in PCM’s portion of the Fund. A strong and growing backlog position had given Apogee good visibility into future results which, when coupled with steady margin improvement, provided the basis from strong growth. The company acquired EFCO Corporation in May 2017, which expanded its reach into mid-sized buildings. Still, competitive pressures within this and other end markets caused the company to stumble, as did challenges integrating the EFCO acquisition. The combination led to disappointing results and a tempered intermediate-term outlook. PCM sold the position in Apogee during the fiscal year.

Also detracting from performance in PCM’s portion of the Fund was TESARO, Inc., a commercial biotechnology company focused on the development of novel treatments for cancer. Tesaro’s product Zejula® is a PARP inhibitor (a pharmacological inhibitor of the enzyme poly

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Portfolio management reviews

Optimum Small-Mid Cap Growth Fund

ADP ribose polymerase) approved for the treatment of recurrent ovarian cancer. PARP inhibitors are a new and exciting class of oncology treatments effective for a broad and growing list of cancers, including ovarian, breast, and prostate in combination with other approved products. Tesaro’s clinical program in ovarian cancer demonstrated the most robust outcomes seen among PARP inhibitors. However, increasing competition in PARP inhibitors from larger oncology companies created a significant commercial headwind for Tesaro in its launch and PCM subsequently sold the position during the fiscal year.

2U Inc., which offers a cloud-based software as a service to colleges and universities, and acts as a turnkey solution for delivering online education, was the leading contributor to PCM’s portion of the Fund. Shifting student learning habits have driven strong demand for courses delivered online. Creating a digital education offering involves significant technical and administrative expertise that is often beyond the capabilities of traditional universities. It can also be quite expensive. 2U currently has partnerships with 24 universities including New York University and Yale, as well as 51 online programs across 23 areas of study. Adoption of online learning by traditional universities remains low. By leveraging its leading market position and industry expertise, PCM thinks 2U could be well positioned to benefit from strong growth as adoption increases.

Another contributor was SS&C Technologies, Inc., a leading provider of software to more than 11,000 financial services firms. The company offers a diverse lineup of integrated software solutions that are often viewed as “mission critical.” It is also expensive to switch to another provider. This combination creates, in PCM’s view, an unusual degree of revenue visibility. In addition, 94% of the company’s revenues are recurring. The company has successfully grown through a combination of organic and acquired growth, as well as through the successful completion of many acquisitions. Most recently, the company announced a deal to acquire DST Systems, a large deal with significant accretion, which drove estimates higher during the fiscal year.

Overall, Optimum Small-Mid Cap Growth Fund used derivatives, including foreign currency exchange contracts, during the fiscal year. However, these had a minimal effect on performance.

Optimum Small-Mid Cap Value Fund

April 10, 2018 (Unaudited)

Performance review (for the year ended March 31, 2018)

Optimum Small-Mid Cap Value Fund (Institutional Class shares)*	1-year return	+4.94%
Optimum Small-Mid Cap Value Fund (Class A shares)	1-year return	+4.59%
Russell 2500™ Value Index (benchmark)	1-year return	+5.72%

Past performance does not guarantee future results.

For complete, annualized performance for Optimum Small-Mid Cap Value Fund please see the table on page 35.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

*Total returns for the report period presented in the table differ from the returns in “Financial highlights.” The total returns presented in the above table are calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total returns presented in “Financial highlights” are calculated in the same manner, but also take into account certain adjustments that are necessary under US generally accepted accounting principles (US GAAP) required in the annual report.

Advisor

Delaware Management Company (DMC)

Sub-advisors

LSV Asset Management (LSV)

Westwood Management Corp. (Westwood)

Market overview

Shifts in the investing landscape that started nearly two years ago continued during the Fund’s fiscal year ended March 31, 2018. The US Federal Reserve trimmed assets on its balance sheet and on March 21, increased the federal funds rate for the sixth time since it started tightening monetary policy in December 2015.

Fiscal policies remained at the forefront of investors’ minds as initial attempts to reform the Affordable Care Act (ACA) fell short. Focus shifted to changing the tax code, however, and the Tax Cuts and Jobs Act was signed into law in late December 2017. The corporate tax cuts set the stage for the likelihood of further profit increases for many corporations.

Favorable treatment for capital expenditures further added to investor expectations for faster economic growth. Easing regulatory burdens (while difficult to quantify), also aided businesses, as both large- and small-cap stocks produced double-digit returns, though large-cap stocks outpaced small-cap stocks.

The US economy continued to see strong employment trends and a possible pickup in inflation. In conjunction with rising interest rates, albeit from very low levels, tax legislation produced a smooth path higher for equities, with historically low volatility entering 2018. Investors’ fears over increasing inflation and a change in sentiment led to choppy markets to close out the Fund’s fiscal year.

The environment during the fiscal year was a strong one for US equities, particularly for large-cap growth stocks, which returned 21.3%, as measured by the Russell 1000® Growth Index. Small-cap value stocks, as measured by the Russell 2000® Value Index, advanced just 5.1% during the fiscal year. The spread between value and growth stocks in the small/mid-cap segment was -14.2% as the Russell 2500™ Growth Index gained 19.9% and the Russell 2500 Value Index rose just 5.7%. Within the Russell 2500™ Index, technology, healthcare, industrials, consumer discretionary, and financials were the strongest-performing sectors, while energy stocks lagged.

The specter of a trade war further exacerbated fears that inflation could outpace estimates and drive the price of goods higher. In a trade war, companies could also face headwinds to their profit margins. Oil prices rose, adding fuel to the fears of higher inflation, although they remained below levels that would be restrictive to global economies.

Source: Bloomberg

Fund performance

Optimum Small-Mid Cap Value Fund underperformed its benchmark, the Russell 2500™ Value Index, for the fiscal year. Westwood’s portion of the Fund outperformed the benchmark as a result of strong stock selection in the energy, real estate, and healthcare sectors. LSV’s portion of the Fund underperformed the benchmark. LSV’s portion of the Fund trades at a significant discount relative to the Russell 2500 Value Index and given the underperformance of value stocks during the fiscal year, it proved difficult for LSV to keep up with the benchmark. Additionally, weak stock selection in the technology, industrials, consumer discretionary, and real estate sectors hurt LSV’s performance.

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Portfolio management reviews

Optimum Small-Mid Cap Value Fund

Westwood

Westwood employs a consistent, disciplined approach that seeks to provide attractive risk-adjusted returns while protecting capital during unfavorable market periods. Extensive research to identify companies that it believes are attractively valued regarding future earnings and cash flow prospects, underpinned by limited downside risk due to strong fundamentals, drives Westwood’s stock selection.

The fiscal year saw a strong equity market with historically low volatility. Fiscal policies, less regulation, and the passage of the Tax Cuts and Jobs Act effectively reduced tax rates, serving as further catalysts for specific companies. These policies, in conjunction with other market dynamics, led to lower intra-market correlations and greater dispersion of operating results. The Fund benefited, as it was well positioned to take advantage of that shift.

At the same time, crude oil prices rose as quotas for the Organization of the Petroleum Exporting Countries (OPEC) helped to balance global supply and demand. These dynamics contributed to Westwood’s energy holdings, primarily located in the Permian basin. These holdings, generally characterized by their low cost of production, have the potential to weather challenging commodity price environments and produce strong cash flow at higher prices. Rising interest rates put pressure on bond proxies, and Westwood’s underweight to real estate and company-specific attributes for those holdings fostered strong relative performance in that area. Additionally, the financials sector benefited as net interest margins and the rate increase boosted the returns on investment portfolios.

Security selection in Westwood’s portion of the Fund was positive in most sectors, with particularly strong returns in healthcare and financials. Westwood’s healthcare holdings are characterized as companies with high-quality medical products and those that generally avoid reimbursement risk and focus on value-added consumable areas within the healthcare space.

Security selection in information technology and consumer discretionary detracted from performance in Westwood’s portion of the Fund. Negative company-specific developments hurt relative performance in information technology while continued disruptions from companies adjusting inventory and trying to adapt to the changing patterns of consumer behavior put pressure on consumer discretionary holdings in Westwood’s portion of the Fund.

Teleflex Inc., Wintrust Financial Corp., and Zions Bancorporation were standout contributors. Teleflex saw accelerating organic growth, as acquisitions of medical products expanded its portfolio and created potential opportunities for cost savings and market share gains. Both Wintrust Financial and Zions Bancorp gained from rising interest rates and saw better-than-expected loan growth as positive consumer sentiment translated into increased demand for loans. Zions Bancorp is presently undertaking a system upgrade that is likely to save costs, simplify operations, and further expand profitability. Wintrust Financial remains focused on what Westwood views as its high-quality franchise, while supplementing organic growth with potential acquisitions, should it find favorably priced opportunities.

Equifax Inc., Electronics for Imaging, Inc., and Edgewell Personal Care, LLC detracted from performance. Equifax experienced a data breach that affected more than 140 million people in the United States, depressing shares given the sensitive nature of the personal financial information, including Social Security numbers and credit card information. Westwood sold the position during the Fund’s fiscal year. Electronics for Imaging delayed its earnings conference call after it discovered a material weakness related to the timing of recognizing revenues. Westwood sold that position as well. Edgewell faced tough competition in its wet shave segment from Procter & Gamble, the largest player in the space. That pressured pricing and volumes, causing results to lag expectations. Westwood continued to hold Edgewell, believing that its shares were attractively valued.

Transparent free cash flow generation has historically supported Westwood’s strategy in several areas, including industrial innovators and building products. Further, Westwood believes this improvement could also help regional banks, which may be poised to benefit from incremental loan growth, easing regulatory burdens, and rising interest rates. Westwood relies on its well-tested process of fundamental stock picking with a long-term view.

LSV

Stock selection hampered LSV’s relative returns in the technology, industrials, consumer discretionary, and real estate sectors. LSV limits its sector weights to a range of 5% higher or lower than the benchmark weights. Therefore, they generally don’t have a significant impact on relative performance. However, allocations contributed about 1.75 percentage points to relative performance for LSV’s portion of the Fund during the fiscal year. An underweight to the weak energy sector was the largest contributor.

Turnover is generally low in LSV’s portion of the Fund (20-25% annually). Because this is still a relatively new portfolio relative to Westwood, the turnover was somewhat lower than that, at 16.5% for the fiscal year. When stocks fall out of the top 40% of LSV’s overall rankings, LSV sells the positions and seeks to replace them with higher-ranked names. There were no significant sector weight changes during the year. LSV’s portion of the Fund was underweight oil exploration companies and overweight oil refineries, which contributed to a positive overall allocation to the energy sector. In contrast, stock selection within technology was weak, detracting nearly 1.50 percentage points relative to the benchmark.

Because LSV’s portion of the Fund is broadly diversified, no individual name had too large of an impact on overall returns given each stocks’ fairly small position weights.

NCR Corporation, a technology and omni-channel solutions company, was the largest detractor from relative performance. NCR had disappointing results largely due to order weakness in its ATM business. LSV’s portion of the Fund had an average 1% position in this out-of-benchmark stock during the period and it detracted about 0.50 percentage points from returns. Dean Foods Co. was the second largest detractor. With a 0.5% average overweight and the stock falling more than 50%, the negative impact was about 0.40 percentage points. A long-term reduction in milk consumption along with increased competition hurt Dean Foods which is now considered a takeover candidate. Sanmina Corporation, an electronics manufacturing services provider, was the third largest detractor. An average weight of 0.9% and loss of 36% during the fiscal year resulted in a negative impact of 0.37 percentage points. Sanmina came under pressure after recent quarterly earnings reports were below expectations due to material shortages and year-end order cancellations. LSV continued to own all three names as they remained in the top 40% of LSV’s overall rankings.

ON Semiconductor Corp. and Spirit Aerosystems, Inc.,were the leading contributors. Each contributed 0.40 percentage points to relative performance for LSV’s portion of the Fund. ON Semiconductor gained nearly 60% during the fiscal year as semi-conductor/chip stocks generally outperformed the broader market on strong demand. Further, the semiconductor industry benefited from the tax plan overhaul. Spirit Aerosystems, which builds aircraft for both commercial and defense customers, rose 45% during the fiscal year, as the aerospace industry generally performed well. Spirit produces aircraft for commercial and defense purposes and benefited from a broader agreement with former parent Boeing. Both names continue to rank attractively based on LSV’s model and remain in its portion of the Fund.

At the end of the fiscal year, LSV’s portion of the Fund was underweight utilities, real estate, energy, and healthcare, and overweight consumer discretionary, industrials, technology, and materials.

Overall, Optimum Small-Mid Cap Value Fund used derivatives, including foreign currency exchange contracts, during the fiscal year. However, these had a minimal effect on performance.

(continues)	19

Performance summaries

Optimum Fixed Income Fund

March 31, 2018

(Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com/performance.

Fund and benchmark performance1,2

Average annual total returns through March 31, 2018	1 year	5 years	10 years
Class A (Est. Aug. 1, 2003)
Excluding sales charge	+1.81%	+1.18%	+4.21%
Including sales charge	–2.75%	+0.26%	+3.73%

Class C (Est. Aug. 1, 2003)
Excluding sales charge	+1.06%	+0.44%	+3.49%
Including sales charge	+0.06%	+0.44%	+3.49%

Institutional Class (Est. Aug. 1, 2003)
Excluding sales charge	+1.96%	+1.44%	+4.52%
Including sales charge	+1.96%	+1.44%	+4.52%

Bloomberg Barclays US Aggregate Index	+1.20%	+1.82%	+3.63%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” graph. The current expenses for each class are listed on the “Fund expense ratios” table on the next page. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

Class A shares are sold with a maximum front-end sales charge of up to 4.50%, and have an annual distribution and service fee of up to 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the “Fund expense ratios” table below. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 fees and certain other expenses) from exceeding 0.86% of the Fund’s average daily net assets from July 29, 2017 through March 31, 2018. From April 1, 2017 through July 28, 2017, the expense waiver was 0.92% of the Fund’s average daily net assets.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	1.11%	1.86%	0.86%
Net Expenses (including fee waivers, if any)	1.11%	1.86%	0.86%
Type of waiver	Contractual	Contractual	Contractual

* The aggregate contractual waiver period covering this report is from July 29, 2016 to July 30, 2018.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Securities in the lowest of the rating categories considered to be investment grade (that is, Baa or BBB) have some speculative characteristics.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds.

The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

Portfolio turnover is a measure of how frequently the managers buy and sell assets within a fund over a particular period. It is usually reported for a 12-month time period.

Investments in collateralized loan obligations (CLO) may involve risks. CLOs are securities backed by a pool of debt, often low-rated corporate loans. Investors receive scheduled debt payments from the underlying loans but assume most of the risk in the event that borrowers default.

(continues)	21

Performance summaries

Optimum Fixed Income Fund

Performance of a $10,000 Investment1

Average annual total returns from March 31, 2008 through March 31, 2018

	Starting value (March 31, 2008)	Ending value (March 31, 2018)
Optimum Fixed Income Fund — Institutional Class shares	$10,000	$15,562
Optimum Fixed Income Fund — Class A shares	$9,550	$14,421
Bloomberg Barclays US Aggregate Index	$10,000	$14,286

1The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on March 31, 2008, and includes the effect of a 4.50% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table on page 21. Please note additional details on pages 20 through 22.

The graph also assumes $10,000 invested in the Bloomberg Barclays US Aggregate Index as of March 31, 2008. The Bloomberg Barclays US Aggregate Index is a broad composite that tracks the investment grade domestic bond market.

The Bloomberg Barclays US Mortgage-Backed Securities (MBS) Index, mentioned on page 2, measures the performance of agency mortgage-backed pass-through securities (both fixed-rate and hybrid adjustable-rate mortgage) issued by the Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Association (Freddie Mac), and Government National Mortgage Association (Ginnie Mae).

The ICE BofAML US Dollar 3-Month Deposit Offered Rate Constant Maturity Index (formerly known as the BofA Merrill Lynch US Dollar 3-Month Deposit Offered Rate Constant Maturity Index), mentioned on page 2, represents the London interbank offered rate (Libor) with a constant 3-month average maturity. Libor is a composite of the rates of interest at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers

	Nasdaq symbols	CUSIPs
Class A	OAFIX	246118681
Class C	OCFIX	246118665
Institutional Class	OIFIX	246118657

Optimum International Fund

March 31, 2018

(Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com/performance.

Fund and benchmark performance1,2

Average annual total returns through March 31, 2018	1 year		5 years	10 years
Class A (Est. Aug. 1, 2003)
Excluding sales charge	+19.11%	*	+6.73%	+2.28%
Including sales charge	+12.30%	*	+5.47%	+1.68%

Class C (Est. Aug. 1, 2003)
Excluding sales charge	+18.28%	*	+5.95%	+1.57%
Including sales charge	+17.28%	*	+5.95%	+1.57%

Institutional Class (Est. Aug. 1, 2003)
Excluding sales charge	+19.42%	*	+7.02%	+2.59%
Including sales charge	+19.42%	*	+7.02%	+2.59%

MSCI ACWI ex USA Index (net)	+16.53%		+5.89%	+2.70%

MSCI ACWI ex USA Index (gross)	+17.05%		+6.37%	+3.17%

MSCI EAFE Index (net)	+14.80%		+6.50%	+2.74%

MSCI EAFE Index (gross)	+15.32%		+6.98%	+3.22%

*Total returns for the report period presented in the table differ from the returns in “Financial highlights.” The total returns presented in the above table are calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total returns presented in “Financial highlights” are calculated in the same manner, but also take into account certain adjustments that are necessary under US generally accepted accounting principles (US GAAP) required in the annual report.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” graph. The current expenses for each class are listed on the “Fund expense ratios” table on the next page. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the “Fund expense ratios” table on the next page. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund

(continues)	23

Performance summaries

Optimum International Fund

operating expenses (excluding any 12b-1 fees and certain other expenses) from exceeding 1.13% of the Fund’s average daily net assets from July 29, 2017, through March 31, 2018. From April 1, 2017 through July 28, 2017, the expense waiver was 1.25% of the Fund’s average daily net assets.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	1.37%	2.12%	1.12%
Net expenses (including fee waivers, if any)	1.37%	2.12%	1.12%
Type of waiver	Contractual	Contractual	Contractual

* The aggregate contractual waiver period covering this report is from July 29, 2016 to July 30, 2018.

International investments entail risks not ordinarily associated with US investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

There is no guarantee that dividend-paying stocks will continue to pay dividends.

Performance of a $10,000 Investment1

Average annual total returns from March 31, 2008 through March 31, 2018

	Starting value (March 31, 2008)	Ending value (March 31, 2018)
MSCI EAFE Index (gross)	$10,000	$13,735
MSCI ACWI ex USA Index (gross)	$10,000	$13,665
MSCI EAFE Index (net)	$10,000	$13,078
MSCI ACWI ex USA Index (net)	$10,000	$13,053
Optimum International Fund — Institutional Class shares	$10,000	$12,914
Optimum International Fund — Class A shares	$9,425	$11,811

1The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on March 31, 2008, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table on page 24. Please note additional details on pages 23 through 25.

The graph also assumes $10,000 invested in the MSCI EAFE Index and the MSCI ACWI ex USA Index as of March 31, 2008.

The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure equity market performance of developed markets, excluding the United States and Canada. Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

The MSCI ACWI (All Country World Index) ex USA Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance across developed and emerging markets worldwide, excluding the United States. Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Effective Jan. 19, 2018, the MSCI ACWI ex USA Index replaced the MSCI EAFE Index in order to reflect the Fund’s ability to invest in emerging market securities. Please see the supplement to the Fund’s prospectus for more information.

The MSCI Emerging Markets Index, mentioned on page 5, is a free float-adjusted market capitalization index designed to measure equity market performance across emerging market countries worldwide. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

The Russell 1000 Index, mentioned on page 5, measures the performance of the large-cap segment of the US equity universe.

The Russell 2000 Index, mentioned on page 5, measures the performance of the small-cap segment of the US equity universe.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers

	Nasdaq symbols	CUSIPs
Class A	OAIEX	246118731
Class C	OCIEX	246118715
Institutional Class	OIIEX	246118699

(continues)	25

Performance summaries

Optimum Large Cap Growth Fund

March 31, 2018

(Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com/performance.

Fund and benchmark performance1,2

Average annual total returns through March 31, 2018	1 year	5 years	10 years
Class A (Est. Aug. 1, 2003)
Excluding sales charge	+22.17%	+15.41%	+10.24%
Including sales charge	+15.13%	+14.04%	+9.59%

Class C (Est. Aug. 1, 2003)
Excluding sales charge	+21.30%	+14.56%	+9.48%
Including sales charge	+20.31%	+14.56%	+9.48%

Institutional Class (Est. Aug. 1, 2003)
Excluding sales charge	+22.50%	+15.71%	+10.58%
Including sales charge	+22.50%	+15.71%	+10.58%

Russell 1000 Growth Index	+21.25%	+15.53%	+11.34%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” graph. The current expenses for each class are listed on the “Fund expense ratios” table on the next page. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the “Fund expense ratios” table on the next page. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 fees and certain other expenses) from exceeding 1.02% of the Fund’s average daily net assets from July 29, 2017, through March 31, 2018. From April 1, 2017 through July 28, 2017, the expense waiver was 1.10% of the Fund’s average daily net assets.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	1.27%	2.02%	1.02%
Net expenses (including fee waivers, if any)	1.27%	2.02%	1.02%
Type of waiver	Contractual	Contractual	Contractual

* The aggregate contractual waiver period covering this report is from July 29, 2016 to July 29, 2018.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

Performance of a $10,000 Investment1

Average annual total returns from March 31, 2008 through March 31, 2018

	Starting value (March 31, 2008)	Ending value (March 31, 2018)
Russell 1000 Growth Index	$10,000	$29,278
Optimum Large Cap Growth Fund — Institutional Class shares	$10,000	$27,347
Optimum Large Cap Growth Fund — Class A shares	$9,425	$24,994

1The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on March 31, 2008, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table above. Please note additional details on pages 26 through 28.

The graph also assumes $10,000 invested in the Russell 1000 Growth Index as of March 31, 2008. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

(continues)	27

Performance summaries

Optimum Large Cap Growth Fund

Stock symbols and CUSIP numbers

	Nasdaq symbols	CUSIPs
Class A	OALGX	246118707
Class C	OCLGX	246118889
Institutional Class	OILGX	246118871

Optimum Large Cap Value Fund

March 31, 2018

(Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com/performance.

Fund and benchmark performance1,2

Average annual total returns through March 31, 2018	1 year	5 years	10 years
Class A (Est. Aug. 1, 2003)
Excluding sales charge	+8.68%	+8.56%	+6.59%
Including sales charge	+2.43%	+7.27%	+5.96%

Class C (Est. Aug. 1, 2003)
Excluding sales charge	+7.82%	+7.76%	+5.85%
Including sales charge	+6.82%	+7.76%	+5.85%

Institutional Class (Est. Aug. 1, 2003)
Excluding sales charge	+8.90%	+8.83%	+6.91%
Including sales charge	+8.90%	+8.83%	+6.91%

Russell 1000 Value Index	+6.95%	+10.78%	+7.77%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” graph. The current expenses for each class are listed on the “Fund expense ratios” table on the next page. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the “Fund expense ratios” table on the next page. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 fees and certain other expenses) from exceeding 0.98% of the Fund’s average daily net assets from July 29, 2017 through March 31, 2018. From April 1, 2017 through July 28, 2017, the expense waiver was 1.08% of the Fund’s average daily net assets.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

(continues)	29

Performance summaries

Optimum Large Cap Value Fund

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	1.23%	1.98%	0.98%
Net expenses (including fee waivers, if any)	1.23%	1.98%	0.98%
Type of waiver	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from July 29, 2016 to July 30, 2018.

Performance of a $10,000 Investment1

Average annual total returns from March 31, 2008 through March 31, 2018

	Starting value (March 31, 2008)	Ending value (March 31, 2018)
Russell 1000 Value Index	$10,000	$21,143
Optimum Large Cap Value Fund — Institutional Class shares	$10,000	$19,510
Optimum Large Cap Value Fund — Class A shares	$9,425	$17,838

1The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on March 31, 2008, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table above. Please note additional details on pages 29 through 31.

The graph also assumes $10,000 invested in the Russell 1000 Value Index as of March 31, 2008. The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers

	Nasdaq symbols	CUSIPs
Class A	OALVX	246118863
Class C	OCLVX	246118848
Institutional Class	OILVX	246118830

(continues)	31

Performance summaries

Optimum Small-Mid Cap Growth Fund

(Unaudited)	March 31, 2018

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com/performance.

Fund and benchmark performance1,2

Average annual total returns through March 31, 2018	1 year	5 years	10 years
Class A (Est. Aug. 1, 2003)
Excluding sales charge	+21.88%	+10.31%	+8.55%
Including sales charge	+14.89%	+9.02%	+7.91%

Class C (Est. Aug. 1, 2003)
Excluding sales charge	+21.06%	+9.51%	+7.80%
Including sales charge	+20.06%	+9.51%	+7.80%

Institutional Class (Est. Aug. 1, 2003)
Excluding sales charge	+22.22%	+10.60%	+8.88%
Including sales charge	+22.22%	+10.60%	+8.88%

Russell 2500 Growth Index	+19.92%	+13.37%	+11.17%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” graph. The current expenses for each class are listed on the “Fund expense ratios” table on the next page. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the “Fund expense ratios” table on the next page. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 fees and certain other expenses) from exceeding 1.29% of the Fund’s average daily net assets from July 29, 2017 through March 31, 2018. From April 1, 2017 through July 28, 2017, the expense waiver was 1.33% of the Fund’s average daily net assets.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	1.66%	2.41%	1.41%
Net expenses (including fee waivers, if any)	1.54%	2.29%	1.29%
Type of waiver	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from July 29, 2016 to July 30, 2018.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Performance of a $10,000 Investment1

Average annual total returns from March 31, 2008 through March 31, 2018

	Starting value (March 31, 2008)	Ending value (March 31, 2018)
Russell 2500 Growth Index	$10,000	$28,843
Optimum Small-Mid Cap Growth Fund — Institutional Class shares	$10,000	$23,414
Optimum Small-Mid Cap Growth Fund — Class A shares	$9,425	$21,414

1The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on March 31, 2008, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table on page 33. Please note additional details on pages 32 through 34.

The graph also assumes $10,000 invested in the Russell 2500 Growth Index as of March 31, 2008. The Russell 2500 Growth Index measures the performance of the small- to mid-cap growth segment of the US equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2500 Value Index, mentioned on page 14, measures the performance of the small- to mid-cap value segment of the US equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

(continues)	33

Performance summaries

Optimum Small-Mid Cap Growth Fund

Stock symbols and CUSIP numbers

	Nasdaq symbols	CUSIPs
Class A	OASGX	246118822
Class C	OCSGX	246118798
Institutional Class	OISGX	246118780

Optimum Small-Mid Cap Value Fund

(Unaudited)	March 31, 2018

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com/performance.

Fund and benchmark performance1,2

Average annual total returns through March 31, 2018	1 year	5 years	10 years
Class A (Est. Aug. 1, 2003)
Excluding sales charge	+4.59%	+5.96%	+6.39%
Including sales charge	–1.42%	+4.71%	+5.77%

Class C (Est. Aug. 1, 2003)
Excluding sales charge	+3.85%	+5.18%	+5.64%
Including sales charge	+2.87%	+5.18%	+5.64%

Institutional Class (Est. Aug. 1, 2003)
Excluding sales charge	+4.94%*	+6.24%	+6.72%
Including sales charge	+4.94%*	+6.24%	+6.72%

Russell 2500 Value Index	+5.72%	+9.88%	+9.34%

*Total returns for the report period presented in the table differ from the returns in “Financial highlights.” The total returns presented in the above table are calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total returns presented in “Financial highlights” are calculated in the same manner, but also take into account certain adjustments that are necessary under US generally accepted accounting principles (US GAAP) required in the annual report.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” graph. The current expenses for each class are listed on the “Fund expense ratios” table on the next page. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the “Fund expense ratios” table on the next page. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 fees and certain other expenses) from exceeding 1.22% of the Fund’s average daily net assets from

(continues)	35

Performance summaries

Optimum Small-Mid Cap Value Fund

July 29, 2017 through March 31, 2018. From April 1, 2017 through July 28, 2017, the expense waiver was 1.25% of the Fund’s average daily net assets.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	1.56%	2.31%	1.31%
Net expenses (including fee waivers, if any)	1.47%	2.22%	1.22%
Type of waiver	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from July 29, 2016 to July 30, 2018.

Investing involves risk, including the possible loss of principal.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Performance of a $10,000 Investment1

Average annual total returns from March 31, 2008 through March 31, 2018

	Starting value (March 31, 2008)	Ending value (March 31, 2018)
Russell 2500 Value Index	$10,000	$24,433
Optimum Small-Mid Cap Value Fund — Institutional Class shares	$10,000	$19,164
Optimum Small-Mid Cap Value Fund — Class A shares	$9,425	$17,522

1The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on March 31, 2008, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table on page 36. Please note additional details on pages 35 through 37.

The graph also assumes $10,000 invested in the Russell 2500 Value Index as of March 31, 2008. The Russell 2500 Value Index measures the performance of the small- to mid-cap value segment of the US equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 1000 Growth Index, mentioned on page 17, measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Value Index, mentioned on page 17, measures the performance of the small-cap value segment of the US equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2500 Growth Index, mentioned on page 17, measures the performance of the small- to mid-cap growth segment of the US equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2500 Index, mentioned on page 17, measures the performance of the small- to mid-cap segment of the US equity universe. The Russell 2500 Index is a subset of the Russell 3000® Index, representing approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers

	Nasdaq symbols	CUSIPs
Class A	OASVX	246118772
Class C	OCSVX	246118756
Institutional Class	OISVX	246118749

(continues)	37

Disclosure of Fund expenses

For the six-month period from October 1, 2017 to March 31, 2018 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from Oct. 1, 2017 to March 31, 2018.

Actual Expenses

The first section of the tables shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the tables shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Each Fund’s expenses shown in the tables reflect fee waivers in effect. The expenses shown in each table assume reinvestment of all dividends and distributions.

Optimum Fixed Income Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 10/1/17	Ending Account Value 3/31/18	Annualized Expense Ratio	Expenses Paid During Period 10/1/17 to 3/31/18*

Actual Fund return†
Class A	$1,000.00	$991.70	1.10%	$5.46
Class C	1,000.00	988.50	1.85%	9.17
Institutional Class	1,000.00	992.10	0.85%	4.22

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.45	1.10%	$5.54
Class C	1,000.00	1,015.71	1.85%	9.30
Institutional Class	1,000.00	1,020.69	0.85%	4.28

Optimum International Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 10/1/17	Ending Account Value 3/31/18	Annualized Expense Ratio	Expenses Paid During Period 10/1/17 to 3/31/18*

Actual Fund return†
Class A	$1,000.00	$1,035.30	1.34%	$ 6.80
Class C	1,000.00	1,031.50	2.09%	10.59
Institutional Class	1,000.00	1,036.00	1.09%	5.53

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.25	1.34%	$ 6.74
Class C	1,000.00	1,014.51	2.09%	10.50
Institutional Class	1,000.00	1,019.50	1.09%	5.49

Optimum Large Cap Growth Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 10/1/17	Ending Account Value 3/31/18	Annualized Expense Ratio	Expenses Paid During Period 10/1/17 to 3/31/18*

Actual Fund return†
Class A	$1,000.00	$1,092.00	1.25%	$ 6.52
Class C	1,000.00	1,088.10	2.00%	10.41
Institutional Class	1,000.00	1,093.60	1.00%	5.22

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.70	1.25%	$ 6.29
Class C	1,000.00	1,014.96	2.00%	10.05
Institutional Class	1,000.00	1,019.95	1.00%	5.04

Optimum Large Cap Value Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 10/1/17	Ending Account Value 3/31/18	Annualized Expense Ratio	Expenses Paid During Period 10/1/17 to 3/31/18*

Actual Fund return†
Class A	$1,000.00	$1,028.10	1.20%	$6.07
Class C	1,000.00	1,024.50	1.95%	9.84
Institutional Class	1,000.00	1,029.70	0.95%	4.81

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.95	1.20%	$6.04
Class C	1,000.00	1,015.21	1.95%	9.80
Institutional Class	1,000.00	1,020.19	0.95%	4.78

Optimum Small-Mid Cap Growth Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 10/1/17	Ending Account Value 3/31/18	Annualized Expense Ratio	Expenses Paid During Period 10/1/17 to 3/31/18*

Actual Fund return†
Class A	$1,000.00	$1,117.20	1.54%	$ 8.13
Class C	1,000.00	1,113.50	2.29%	12.07
Institutional Class	1,000.00	1,118.90	1.29%	6.81

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,017.25	1.54%	$ 7.75
Class C	1,000.00	1,013.51	2.29%	11.50
Institutional Class	1,000.00	1,018.50	1.29%	6.49

Optimum Small-Mid Cap Value Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 10/1/17	Ending Account Value 3/31/18	Annualized Expense Ratio	Expenses Paid During Period 10/1/17 to 3/31/18*

Actual Fund return†
Class A	$1,000.00	$1,010.00	1.47%	$ 7.37
Class C	1,000.00	1,006.40	2.22%	11.11
Institutional Class	1,000.00	1,011.10	1.22%	6.12

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,017.60	1.47%	$ 7.39
Class C	1,000.00	1,013.86	2.22%	11.15
Institutional Class	1,000.00	1,018.85	1.22%	6.14

*“Expenses Paid During Period” are equal to the relevant Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

(continues)	39

Security type / sector allocations

Optimum Fixed Income Fund

As of March 31, 2018 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager or sub-advisor’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type / sector	Percentage of net assets
Agency Asset-Backed Securities	0.12%
Agency Collateralized Mortgage Obligations	7.80%
Agency Commercial Mortgage-Backed Securities	0.69%
Agency Mortgage-Backed Securities	15.84%
Agency Obligation	0.11%
Collateralized Debt Obligations	5.88%
Convertible Bonds	1.62%
Corporate Bonds	36.26%
Banking	13.41%
Basic Industry	1.78%
Brokerage	0.28%
Capital Goods	1.27%
Communications	2.95%
Consumer Cyclical	1.69%
Consumer Non-Cyclical	3.37%
Energy	3.97%
Finance Companies	1.19%
Insurance	0.73%
Natural Gas	0.09%
Real Estate Investment Trusts	1.06%
Technology	0.99%
Transportation	0.74%
Utilities	2.74%

Municipal Bonds	0.82%

Security type / sector	Percentage of net assets
Non-Agency Asset-Backed Securities	4.38%
Non-Agency Collateralized Mortgage Obligations	1.53%
Non-Agency Commercial Mortgage-Backed Securities	3.65%
Regional Bonds	0.52%
Loan Agreements	5.72%
Sovereign Bonds	11.28%
Supranational Banks	1.02%
US Treasury Obligations	14.97%
Common Stock	0.00%
Convertible Preferred Stock	0.37%
Preferred Stock	0.25%
Options Purchased	0.01%
Short-Term Investments	5.49%
Total Value of Securities Before Options Written	118.33%
Options Written	(0.01%	)
Liabilities Net of Receivables and Other Assets	(18.32%	)
Total Net Assets	100.00%

Security type / country and sector allocations

Optimum International Fund

As of March 31, 2018 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager or sub-advisor’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type / country	Percentage of net assets
Common Stock by Country	96.86%
Australia	1.48%
Austria	2.84%
Bermuda	0.92%
Brazil	1.34%
Canada	3.84%
China/Hong Kong	7.94%
Colombia	0.63%
Czech Republic	0.41%
Denmark	1.24%
Finland	0.64%
France	5.74%
Germany	5.07%
India	2.70%
Indonesia	1.41%
Ireland	1.94%
Israel	3.01%
Italy	1.30%
Japan	19.30%
Macau	0.18%
Mexico	0.67%
Netherlands	5.24%
New Zealand	1.25%
Norway	2.70%
Republic of Korea	2.96%
Singapore	1.52%
South Africa	0.16%
Spain	2.50%
Sweden	0.27%
Switzerland	4.94%
Taiwan	2.60%

Security type / country	Percentage of net assets
Thailand	2.73%
Turkey	0.44%
United Kingdom	5.90%
United States	1.05%
Short-Term Investments	1.53%
Securities Lending Collateral	3.32%
Total Value of Securities	101.71%
Obligation to Return Securities Lending Collateral	(3.32%	)
Receivables and Other Assets Net of Liabilities	1.61%
Total Net Assets	100.00%

Common stock by sector	Percentage of net assets
Consumer Discretionary	11.25%
Consumer Staples	6.65%
Energy	7.10%
Financials	19.49%
Healthcare	12.29%
Industrials	9.59%
Information Technology	11.92%
Materials	8.05%
Real Estate	3.77%
Telecommunication Services	3.13%
Utilities	3.62%
Total	96.86%

(continues)	41

Security type / sector allocations and top 10 equity holdings

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager or sub-advisor’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Optimum Large Cap Growth Fund

As of March 31, 2018 (Unaudited)

Security type / sector	Percentage of net assets
Common Stock²	98.55%
Consumer Discretionary	18.15%
Consumer Staples	4.39%
Energy	1.66%
Financials	6.29%
Healthcare	15.09%
Industrials	8.88%
Information Technology[1]	39.37%
Materials	1.85%
Real Estate	1.85%
Utilities	1.02%
Convertible Preferred Stock	0.52%
Convertible Bond	0.10%
Short-Term Investments	0.89%
Total Value of Securities	100.06%
Liabilities Net of Receivables and Other Assets	(0.06%	)
Total Net Assets	100.00%

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Amazon.com	6.38%
Microsoft	4.32%
Visa Class A	3.14%
Facebook Class A	3.10%
Alphabet Class C	2.89%
UnitedHealth Group	2.49%
Booking Holdings	2.47%
Alphabet Class A	2.32%
Apple	1.93%
Boeing	1.76%

Optimum Large Cap Value Fund

As of March 31, 2018 (Unaudited)

Security type / sector	Percentage of net assets
Common Stock²	98.11%
Consumer Discretionary	5.80%
Consumer Staples	8.11%
Energy	7.83%
Financials[2]	27.98%
Healthcare	14.68%
Industrials	12.99%
Information Technology	8.80%
Materials	3.78%
Real Estate	1.64%
Telecommunication Services	2.65%
Utilities	3.85%
Short-Term Investments	1.63%
Total Value of Securities	99.74%
Receivables and Other Assets Net of Liabilities	0.26%
Total Net Assets	100.00%

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
JPMorgan Chase & Co.	4.58%
Johnson & Johnson	2.71%
Pfizer	2.12%
Wells Fargo & Co.	2.06%
Bank of America	1.91%
Chubb (Switzerland)	1.85%
Northrop Grumman	1.79%
Medtronic (Ireland)	1.58%
Chevron	1.53%
Philip Morris International	1.49%

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager or sub-advisor’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Optimum Small-Mid Cap Growth Fund

As of March 31, 2018 (Unaudited)

Security type / sector	Percentage of net assets

Common Stock²	97.18%
Consumer Discretionary	14.69%
Consumer Staples	1.64%
Energy	2.00%
Financials	9.82%
Healthcare	18.43%
Industrials	16.00%
Information Technology[3]	31.71%
Materials	2.61%
Real Estate	0.28%
Convertible Preferred Stock	1.11%
Short-Term Investments	2.00%
Total Value of Securities	100.29%
Liabilities Net of Receivables and Other Assets	(0.29%)
Total Net Assets	100.00%

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets

SVB Financial Group	1.93%
Teradyne	1.80%
Diamondback Energy	1.74%
2U	1.71%
ASGN	1.65%
G-III Apparel Group	1.54%
Melco Resorts & Entertainment ADR	1.44%
Mimecast	1.43%
Norwegian Cruise Line Holdings	1.37%
PTC	1.34%

Optimum Small-Mid Cap Value Fund

As of March 31, 2018 (Unaudited)

Security type / sector	Percentage of net assets

Common Stock	97.53%
Consumer Discretionary	10.90%
Consumer Staples	4.41%
Energy	4.61%
Financials	23.49%
Healthcare	5.81%
Industrials	14.73%
Information Technology	11.50%
Materials	7.91%
Real Estate	9.50%
Telecommunication Services	0.94%
Utilities	3.73%
Short-Term Investments	1.42%
Total Value of Securities	98.95%
Receivables and Other Assets Net of Liabilities	1.05%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets

Zions Bancorporation	1.80%
Everest Re Group (Bermuda)	1.49%
Wintrust Financial	1.24%
Western Alliance Bancorp	1.23%
Chemical Financial	1.14%
Curtiss-Wright	1.11%
Home BancShares	1.10%
Arthur J. Gallagher & Co.	1.09%
Diamondback Energy	1.09%
Eagle Materials	1.05%

(continues)	43

Security type / sector allocations and top 10 equity holdings

1To monitor compliance with Optimum Large Cap Growth Fund’s concentration guidelines as described in the Fund’s Prospectus and Statement of Additional Information, the Information Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940 (1940 Act)). The Information Technology sector consisted of Commercial Services, Computers, Internet, Semiconductors, and Software. As of March 31, 2018, such amounts, as percentage of total net assets, were 6.56%, 1.93%, 12.66%, 2.69%, and 15.53%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentages in the Information Technology sector for financial reporting purposes may exceed 25%.

2To monitor compliance with Optimum Large Cap Value Fund’s concentration guidelines as described in the Fund’s Prospectus and Statement of Additional Information, the Financials sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the 1940 Act). The Financials sector consisted of Banks, Commercial Services, Diversified Financial Services, & Insurance. As of March 31, 2018, such amounts, as percentage of total net assets, were 16.97%, 0.35%, 5.18%, and 5.48%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentages in the Financials sector for financial reporting purposes may exceed 25%.

3To monitor compliance with Optimum Small-Mid Cap Growth Fund’s concentration guidelines as described in the Fund’s Prospectus and Statement of Additional Information, the Information Technology (as disclosed herein for financial reporting purposes) are subdivided into a variety of “industries” (in accordance with the requirements of the 1940 Act). The Information Technology sector consisted of Building Materials, Commercial Services, Computers, Electronics, Energy-Alternate Sources, Internet, Machinery-Diversified, Semiconductors, Software, and Telecommunications. As of March 31, 2018, such amounts, a percentage of total net assets, were 0.79%, 1.30%, 1.38%, 1.83%, 0.72%, 6.88%, 1.20%, 5.34%, 11.37% and 0.90%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentages in the Information Technology sector for financial reporting purposes may exceed 25%.

Schedules of investments

Optimum Fixed Income Fund

March 31, 2018

	Principal amount°	Value (US $)
Agency Asset-Backed Securities – 0.12%
Navient Student Loan Trust Series 2016-5A A 144A 3.122% (LIBOR01M + 1.25%) 6/25/65 #●	162,701	$166,707
SLM Student Loan Trust Series 2003-11 A6 144A 2.675% (LIBOR03M + 0.55%, Floor 0.29%) 12/15/25 #●	370,109	371,955
Series 2008-9 A 3.245% (LIBOR03M + 1.50%) 4/25/23 ●	1,867,565	1,905,991

Total Agency Asset-Backed Securities (cost $2,415,392)		2,444,653

Agency Collateralized Mortgage Obligations – 7.80%
Fannie Mae Connecticut Avenue Securities Series 2016-C03 1M1 3.872% (LIBOR01M + 2.00%) 10/25/28 ●	60,901	61,827
Series 2016-C04 1M1 3.322% (LIBOR01M + 1.45%) 1/25/29 ●	34,897	35,176
Series 2017-C01 1M1 3.172% (LIBOR01M + 1.30%) 7/25/29 ●	27,400	27,621
Series 2017-C04 2M2 4.722% (LIBOR01M + 2.85%) 11/25/29 ●	420,000	437,349
Series 2018-C01 1M2 4.122% (LIBOR01M + 2.25%, Floor 2.25%) 7/25/30 ●	690,000	698,893
Series 2018-C02 2M2 4.072% (LIBOR01M + 2.20%, Floor 2.20%) 8/25/30 ●	630,000	633,406
Fannie Mae Grantor Trust Series 1999-T2 A1 7.50% 1/19/39 ●	8,024	8,728
Series 2002-T4 A3 7.50% 12/25/41	28,119	31,118
Series 2004-T1 1A2 6.50% 1/25/44	9,294	10,421
Fannie Mae Interest Strip Series 409 C3 3.00% 5/25/27 S	648,971	57,022
Series 418 C12 3.00% 8/25/33 S	2,403,615	317,090

	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations (continued)
Fannie Mae Interest Strip Series 419 C3 3.00% 11/25/43 S	403,430	$80,486
Fannie Mae REMIC Trust
Series 2004-W4 A5 5.50% 6/25/34	361,441	368,707
Series 2004-W11 1A2 6.50% 5/25/44	48,362	54,018
Series 2004-W15 1A1 6.00% 8/25/44	42,819	46,878
Fannie Mae REMICs Series 1996-46 ZA 7.50% 11/25/26	5,506	6,108
Series 1999-19 PH 6.00% 5/25/29	98,052	106,449
Series 2001-14 Z 6.00% 5/25/31	5,859	6,276
Series 2002-90 A1 6.50% 6/25/42	8,103	9,148
Series 2002-90 A2 6.50% 11/25/42	27,301	30,490
Series 2005-70 PA 5.50% 8/25/35	54,275	59,657
Series 2005-110 MB 5.50% 9/25/35	37,491	38,601
Series 2007-30 OE 1.894% 4/25/37 Ω^	3,036,500	2,455,186
Series 2008-15 SB 4.729% (6.60% minus LIBOR01M, Cap 6.60%) 8/25/36 S●	122,993	21,463
Series 2008-24 ZA 5.00% 4/25/38	11,688,255	12,446,595
Series 2009-2 AS 3.829% (5.70% minus LIBOR01M, Cap 5.70%) 2/25/39 S●	864,646	82,162
Series 2009-68 SA 4.879% (6.75% minus LIBOR01M, Cap 6.75%) 9/25/39 S●	241,169	34,638
Series 2009-94 AC 5.00% 11/25/39	151,549	163,667
Series 2010-41 PN 4.50% 4/25/40	475,000	497,862
Series 2010-43 HJ 5.50% 5/25/40	85,380	93,726
Series 2010-96 DC 4.00% 9/25/25	346,728	367,452

(continues)	45

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations (continued)
Fannie Mae REMICs Series 2010-123 FE 2.352% (LIBOR01M + 0.48%, Cap 6.50%, Floor 0.48%) 11/25/40 ●	1,908,592	$1,921,031
Series 2010-129 SM 4.129% (6.00% minus LIBOR01M, Cap 6.00%) 11/25/40 S●	932,624	129,726
Series 2011-118 DC 4.00% 11/25/41	1,090,438	1,113,518
Series 2012-98 DI 3.50% 9/25/27 S	1,364,720	139,861
Series 2012-98 IY 3.00% 9/25/27 S	621,847	57,962
Series 2012-98 MI 3.00% 8/25/31 S	1,340,099	153,020
Series 2012-99 AI 3.50% 5/25/39 S	458,689	50,309
Series 2012-115 MI 3.50% 3/25/42 S	248,258	30,655
Series 2012-120 WI 3.00% 11/25/27 S	1,080,191	106,087
Series 2012-122 SD 4.229% (6.10% minus LIBOR01M, Cap 6.10%) 11/25/42 S●	1,309,629	239,769
Series 2012-128 IC 3.00% 11/25/32 S	2,066,893	273,724
Series 2012-132 AI 3.00% 12/25/27 S	1,473,463	137,138
Series 2012-137 AI 3.00% 12/25/27 S	503,268	46,483
Series 2012-139 NS 4.829% (6.70% minus LIBOR01M, Cap 6.70%) 12/25/42 S●	2,441,589	556,886
Series 2012-144 EI 3.00% 1/25/28 S	688,098	60,337
Series 2012-144 PI 3.50% 6/25/42 S	398,316	53,954
Series 2012-146 IO 3.50% 1/25/43 S	1,815,345	362,600
Series 2012-149 IC 3.50% 1/25/28 S	1,359,253	145,506
Series 2012-150 DI 3.00% 1/25/28 S	1,613,182	154,361
Series 2013-1 YI 3.00% 2/25/33 S	1,642,753	222,801

	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations (continued)
Fannie Mae REMICs Series 2013-2 CS 4.279% (6.15% minus LIBOR01M, Cap 6.15%) 2/25/43 S●	1,308,842	$238,098
Series 2013-7 EI 3.00% 10/25/40 S	752,130	102,002
Series 2013-26 ID 3.00% 4/25/33 S	729,954	104,563
Series 2013-35 IB 3.00% 4/25/33 S	1,202,387	159,542
Series 2013-35 IG 3.00% 4/25/28 S	894,039	83,460
Series 2013-38 AI 3.00% 4/25/33 S	704,958	93,426
Series 2013-41 HI 3.00% 2/25/33 S	1,376,429	154,878
Series 2013-43 IX 4.00% 5/25/43 S	4,029,952	976,327
Series 2013-44 DI 3.00% 5/25/33 S	2,196,448	316,476
Series 2013-45 PI 3.00% 5/25/33 S	143,126	20,482
Series 2013-55 AI 3.00% 6/25/33 S	1,720,728	249,931
Series 2013-59 PY 2.50% 6/25/43	110,000	101,147
Series 2013-69 IJ 3.00% 7/25/33 S	325,549	46,087
Series 2013-87 IW 2.50% 6/25/28 S	3,899,665	297,507
Series 2013-92 SA 4.079% (5.95% minus LIBOR01M, Cap 5.95%) 9/25/43 S●	2,034,000	392,654
Series 2013-101 HS 4.629% (6.50% minus LIBOR01M, Cap 6.50%) 10/25/43 S●	645,881	143,963
Series 2013-103 SK 4.049% (5.92% minus LIBOR01M, Cap 5.92%) 10/25/43 S●	1,741,160	362,275
Series 2014-36 ZE 3.00% 6/25/44	680,879	623,536
Series 2014-68 BS 4.279% (6.15% minus LIBOR01M, Cap 6.15%) 11/25/44 S●	1,331,228	254,533

	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations (continued)
Fannie Mae REMICs Series 2014-90 SA 4.279% (6.15% minus LIBOR01M, Cap 6.15%) 1/25/45 S●	6,898,383	$1,285,669
Series 2015-27 SA 4.579% (6.45% minus LIBOR01M, Cap 6.45%) 5/25/45 S●	502,281	101,693
Series 2015-40 GZ 3.50% 5/25/45	442,740	438,020
Series 2015-43 PZ 3.50% 6/25/45	463,718	456,097
Series 2015-44 Z 3.00% 9/25/43	1,634,167	1,569,818
Series 2015-57 LI 3.50% 8/25/35 S	1,765,148	283,129
Series 2015-59 CI 3.50% 8/25/30 S	621,993	60,830
Series 2015-89 AZ 3.50% 12/25/45	158,405	154,210
Series 2015-95 SH 4.129% (6.00% minus LIBOR01M, Cap 6.00%) 1/25/46 S●	1,286,840	254,740
Series 2016-6 AI 3.50% 4/25/34 S	1,057,786	134,738
Series 2016-30 CI 3.00% 5/25/36 S	846,637	120,130
Series 2016-33 DI 3.50% 6/25/36 S	2,088,007	314,029
Series 2016-36 SB 4.129% (6.00% minus LIBOR01M, Cap 6.00%) 3/25/43 S●	693,362	95,759
Series 2016-40 IO 3.50% 7/25/36 S	277,658	45,633
Series 2016-40 ZC 3.00% 7/25/46	350,927	322,398
Series 2016-50 IB 3.00% 2/25/46 S	128,701	20,022
Series 2016-51 LI 3.00% 8/25/46 S	2,684,307	423,641
Series 2016-55 SK 4.129% (6.00% minus LIBOR01M, Cap 6.00%) 8/25/46 S●	1,076,311	218,662
Series 2016-62 SA 4.129% (6.00% minus LIBOR01M, Cap 6.00%) 9/25/46 S●	2,130,892	446,964

	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations (continued)
Fannie Mae REMICs Series 2016-64 CI 3.50% 7/25/43 S	1,035,175	$140,318
Series 2016-71 PI 3.00% 10/25/46 S	1,309,626	199,747
Series 2016-74 GS 4.129% (6.00% minus LIBOR01M, Cap 6.00%) 10/25/46 S●	1,426,449	325,424
Series 2016-79 JS 4.179% (6.05% minus LIBOR01M, Cap 6.05%) 11/25/46 S●	2,640,724	558,634
Series 2016-85 SA 4.129% (6.00% minus LIBOR01M, Cap 6.00%) 11/25/46 S●	2,221,571	467,911
Series 2016-99 DI 3.50% 1/25/46 S	624,716	110,845
Series 2016-105 SA 4.129% (6.00% minus LIBOR01M, Cap 6.00%) 1/25/47 S●	1,380,860	272,517
Series 2017-1 EI 3.50% 9/25/35 S	452,940	73,506
Series 2017-4 AI 3.50% 5/25/41 S	1,073,897	129,131
Series 2017-4 BI 3.50% 5/25/41 S	622,755	93,218
Series 2017-6 NI 3.50% 3/25/46 S	126,535	22,782
Series 2017-8 BZ 3.00% 2/25/47	1,113,243	1,005,655
Series 2017-8 SG 4.129% (6.00% minus LIBOR01M, Cap 6.00%) 2/25/47 S●	1,802,732	362,199
Series 2017-11 EI 3.00% 3/25/42 S	1,820,943	281,558
Series 2017-12 JI 3.50% 5/25/40 S	569,320	83,929
Series 2017-16 SM 4.179% (6.05% minus LIBOR01M, Cap 6.05%) 3/25/47 S●	2,166,541	432,552
Series 2017-16 WI 3.00% 1/25/45 S	390,029	59,426
Series 2017-16 YT 3.00% 7/25/46	403,000	395,953
Series 2017-21 ZD 3.50% 4/25/47	396,622	386,994

(continues)	47

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations (continued)
Fannie Mae REMICs Series 2017-25 BL 3.00% 4/25/47	157,000	$148,731
Series 2017-25 GS 4.829% (6.70% minus LIBOR01M, Cap 6.70%) 4/25/47 S●	132,692	20,781
Series 2017-26 VZ 3.00% 4/25/47	918,101	834,443
Series 2017-39 CY 3.50% 5/25/47	904,000	899,056
Series 2017-40 GZ 3.50% 5/25/47	341,776	337,488
Series 2017-45 JZ 3.00% 6/25/47	117,908	103,437
Series 2017-45 ZK 3.50% 6/25/47	252,240	240,851
Series 2017-46 VG 3.50% 4/25/38	201,000	200,186
Series 2017-61 SB 4.279% (6.15% minus LIBOR01M, Cap 6.15%) 8/25/47 S●	2,926,482	603,597
Series 2017-69 SG 4.279% (6.15% minus LIBOR01M, Cap 6.15%) 9/25/47 S●	1,480,852	302,491
Series 2017-77 HZ 3.50% 10/25/47	485,409	484,905
Series 2017-88 EI 3.00% 11/25/47 S	1,228,793	234,784
Series 2017-94 CZ 3.50% 11/25/47	304,401	299,170
Series 2017-95 FA 1.925% (LIBOR01M + 0.35%, Floor 0.35%) 11/25/47 ●	889,770	890,592
Series 2017-96 EZ 3.50% 12/25/47	540,257	532,981
Series 2017-99 IE 3.00% 12/25/47 S	957,300	194,099
Series 2018-8 MU 3.00% 2/25/48	885,000	833,429
Freddie Mac REMICs Series 1730 Z 7.00% 5/15/24	24,825	27,062
Series 2165 PE 6.00% 6/15/29	77,213	84,084
Series 2326 ZQ 6.50% 6/15/31	44,058	49,944
Series 3143 BC 5.50% 2/15/36	1,818,922	1,957,956

	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations (continued)
Freddie Mac REMICs Series 3289 SA 4.973% (6.75% minus LIBOR01M, Cap 6.75%) 3/15/37 S●	917,806	$135,423
Series 3656 PM 5.00% 4/15/40	565,434	608,568
Series 4016 AI 3.00% 9/15/25 S	1,674,640	62,847
Series 4050 EI 4.00% 2/15/39 S	1,091,622	115,714
Series 4065 DE 3.00% 6/15/32	120,000	117,749
Series 4096 EI 3.00% 8/15/27 S	1,431,621	136,250
Series 4101 WI 3.50% 8/15/32 S	583,008	97,732
Series 4109 AI 3.00% 7/15/31 S	2,504,122	278,326
Series 4120 IK 3.00% 10/15/32 S	2,076,458	301,119
Series 4123 DI 3.00% 10/15/27 S	3,226,459	280,851
Series 4135 AI 3.50% 11/15/42 S	1,037,212	217,442
Series 4139 IP 3.50% 4/15/42 S	394,949	52,001
Series 4142 IO 3.00% 12/15/27 S	721,939	66,586
Series 4146 AI 3.00% 12/15/27 S	845,045	74,728
Series 4146 IA 3.50% 12/15/32 S	1,060,221	167,727
Series 4150 UI 3.50% 8/15/32 S	1,717,404	191,273
Series 4159 KS 4.373% (6.15% minus LIBOR01M, Cap 6.15%) 1/15/43 S●	973,968	196,523
Series 4161 IM 3.50% 2/15/43 S	321,716	73,538
Series 4161 UI 2.50% 2/15/28 S	591,819	45,077
Series 4181 DI 2.50% 3/15/33 S	689,075	86,588
Series 4184 GS 4.343% (6.12% minus LIBOR01M, Cap 6.12%) 3/15/43 S●	1,131,536	227,706
Series 4185 LI 3.00% 3/15/33 S	546,069	80,334

	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations (continued)
Freddie Mac REMICs Series 4186 IB 3.00% 3/15/33 S	983,547	$129,666
Series 4188 JI 3.00% 4/15/33 S	1,377,878	162,967
Series 4191 CI 3.00% 4/15/33 S	228,122	32,755
Series 4216 KI 3.50% 6/15/28 S	1,316,918	135,595
Series 4342 CI 3.00% 11/15/33 S	402,188	50,120
Series 4435 DY 3.00% 2/15/35	1,305,000	1,283,836
Series 4448 TS 1.678% 5/15/40 S●	3,849,986	279,988
Series 4453 DI 3.50% 11/15/33 S	498,962	68,148
Series 4464 DA 2.50% 1/15/43	180,263	165,209
Series 4494 SA 4.403% (6.18% minus LIBOR01M, Cap 6.18%) 7/15/45 S●	289,044	56,347
Series 4504 IO 3.50% 5/15/42 S	494,154	57,733
Series 4527 CI 3.50% 2/15/44 S	1,371,234	241,652
Series 4543 HI 3.00% 4/15/44 S	569,067	90,971
Series 4581 LI 3.00% 5/15/36 S	514,865	72,281
Series 4592 WT 5.50% 6/15/46	1,996,022	2,189,196
Series 4594 SG 4.223% (6.00% minus LIBOR01M, Cap 6.00%) 6/15/46 S●	3,146,407	700,748
Series 4600 WI 3.50% 5/15/36 S	936,462	164,712
Series 4601 IN 3.50% 7/15/46 S	5,185,964	1,109,085
Series 4610 IB 3.00% 6/15/41 S	4,572,561	574,865
Series 4614 HB 2.50% 9/15/46	605,000	542,498
Series 4618 SA 4.223% (6.00% minus LIBOR01M, Cap 6.00%) 9/15/46 S●	658,340	152,012
Series 4623 LZ 2.50% 10/15/46	534,583	449,388

	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations (continued)
Freddie Mac REMICs Series 4623 MW 2.50% 10/15/46	610,000	$550,897
Series 4625 BI 3.50% 6/15/46 S	2,041,473	422,174
Series 4625 PZ 3.00% 6/15/46	279,621	256,287
Series 4627 PI 3.50% 5/15/44 S	1,827,626	264,396
Series 4631 GS 4.223% (6.00% minus LIBOR01M, Cap 6.00%) 11/15/46 S●	2,225,360	407,236
Series 4631 LJ 3.00% 3/15/41	168,000	162,720
Series 4636 NZ 3.00% 12/15/46	687,264	625,924
Series 4644 GI 3.50% 5/15/40 S	788,344	111,346
Series 4648 MZ 3.00% 6/15/46	119,091	110,119
Series 4648 SA 4.223% (6.00% minus LIBOR01M, Cap 6.00%) 1/15/47 S●	1,549,038	324,846
Series 4650 JE 3.00% 7/15/46	112,000	107,383
Series 4655 WI 3.50% 8/15/43 S	617,385	110,036
Series 4657 JZ 3.50% 2/15/47	133,978	130,835
Series 4657 NW 3.00% 4/15/45	146,000	141,471
Series 4657 PS 4.223% (6.00% minus LIBOR01M, Cap 6.00%) 2/15/47 S●	1,583,144	314,450
Series 4660 GI 3.00% 8/15/43 S	470,280	83,239
Series 4663 AI 3.00% 3/15/42 S	1,114,892	151,708
Series 4663 HZ 3.50% 3/15/47	158,442	156,226
Series 4664 ZC 3.00% 9/15/45	116,437	103,216
Series 4665 NI 3.50% 7/15/41 S	3,254,040	424,038
Series 4673 WI 3.50% 9/15/43 S	794,553	117,765

(continues)	49

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations (continued)
Freddie Mac REMICs Series 4675 KS 4.223% (6.00% minus LIBOR01M, Cap 6.00%) 4/15/47 S●	1,263,109	$252,531
Series 4676 KZ 2.50% 7/15/45	342,758	289,576
Series 4681 WI 1.429% 8/15/33 S●	3,952,241	281,911
Series 4690 WI 3.50% 12/15/43 S	1,049,580	167,571
Series 4693 EI 3.50% 8/15/42 S	547,571	82,283
Series 4700 WI 3.50% 1/15/44 S	1,418,490	231,613
Series 4703 CI 3.50% 7/15/42 S	1,630,975	213,422
Freddie Mac Strips Series 267 S5 4.223% (6.00% minus LIBOR01M, Cap 6.00%) 8/15/42 S●	1,400,266	254,081
Series 299 S1 4.223% (6.00% minus LIBOR01M, Cap 6.00%) 1/15/43 S●	1,068,532	187,166
Series 304 C38 3.50% 12/15/27 S	799,096	73,678
Series 319 S2 4.223% (6.00% minus LIBOR01M, Cap 6.00%) 11/15/43 S●	431,217	83,084
Series 326 S2 4.173% (5.95% minus LIBOR01M, Cap 5.95%) 3/15/44 S●	1,086,012	184,796
Series 337 S1 4.273% (6.05% minus LIBOR01M, Cap 6.05%) 9/15/44 S●	954,974	181,731
Series 350 S5 1.452% 9/15/40 S●	1,916,513	110,599
Freddie Mac Structured Agency Credit Risk Debt Notes Series 2016-DNA3 M1 2.972% (LIBOR01M + 1.10%) 12/25/28 ●	36,365	36,399
Series 2017-DNA1 M2 5.122% (LIBOR01M + 3.25%, Floor 3.25%) 7/25/29 ●	750,000	809,307

	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations (continued)
Freddie Mac Structured Agency Credit Risk Debt Notes Series 2017-DNA3 M2 4.372% (LIBOR01M + 2.50%) 3/25/30 ●	315,000	$322,888
Series 2017-HQA3 M2 4.222% (LIBOR01M + 2.35%) 4/25/30 ●	790,000	800,019
Series 2018-DNA1 M2 3.672% (LIBOR01M + 1.80%) 7/25/30 ●	1,040,000	1,029,319
Series 2018-HQA1 M2 4.154% (LIBOR01M + 2.30%) 9/25/30 ●	345,000	346,725
Freddie Mac Structured Pass Through Certificates Series T-54 2A 6.50% 2/25/43 ◆	14,431	16,446
Series T-58 2A 6.50% 9/25/43 ◆	7,381	8,288
GNMA Series 2008-65 SB 4.178% (6.00% minus LIBOR01M, Cap 6.00%) 8/20/38 S●	724,608	77,677
Series 2009-2 SE 3.998% (5.82% minus LIBOR01M, Cap 5.82%) 1/20/39 S●	2,163,253	241,649
Series 2010-113 KE 4.50% 9/20/40	1,170,000	1,248,127
Series 2011-H21 FT 2.49% (H15T1Y + 0.70%, Cap 15.25%, Floor 0.70%) 10/20/61 ●	9,206,760	9,284,497
Series 2011-H23 FA 2.275% (LIBOR01M + 0.70%, Cap 11.00%, Floor 0.70%) 10/20/61 ●	6,147,839	6,190,289
Series 2012-108 KI 4.00% 8/16/42 S	1,862,469	341,817
Series 2012-136 MX 2.00% 11/20/42	240,000	208,779
Series 2012-H08 FB 2.175% (LIBOR01M + 0.60%, Cap 11.00%, Floor 0.60%) 3/20/62 ●	1,018,178	1,022,666
Series 2012-H18 NA 2.095% (LIBOR01M + 0.52%, Cap 10.50%, Floor 0.52%) 8/20/62 ●	589,706	591,671

	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations (continued)
GNMA Series 2012-H29 SA 2.09% (LIBOR01M + 0.515%, Cap 12.00%, Floor 0.52%) 10/20/62●	4,698,149	$4,715,671
Series 2013-113 AZ 3.00% 8/20/43	2,055,791	1,981,488
Series 2013-113 LY 3.00% 5/20/43	173,000	170,084
Series 2015-64 GZ 2.00% 5/20/45	647,651	500,588
Series 2015-74 CI 3.00% 10/16/39 S	1,124,168	152,693
Series 2015-76 MZ 3.00% 5/20/45	447,415	430,568
Series 2015-111 IH 3.50% 8/20/45 S	1,699,737	232,998
Series 2015-133 AL 3.00% 5/20/45	1,725,000	1,695,250
Series 2015-142 AI 4.00% 2/20/44 S	335,885	42,704
Series 2015-H10 FA 2.175% (LIBOR01M + 0.60%, Cap 7.50%) 4/20/65 ●	14,452,380	14,499,129
Series 2015-H11 FC 2.125% (LIBOR01M + 0.55%, Cap 7.50%, Floor 0.55%) 5/20/65 ●	1,807,159	1,809,345
Series 2015-H12 FB 2.175% (LIBOR01M + 0.60%, Cap 7.50%, Floor 0.60%) 5/20/65 ●	7,315,616	7,338,457
Series 2015-H20 FB 2.175% (LIBOR01M + 0.60%, Cap 7.50%, Floor 0.60%) 8/20/65 ●	1,866,902	1,873,195
Series 2015-H30 FD 2.175% (LIBOR01M + 0.60%, Cap 11.00%, Floor 0.60%) 10/20/65 ●	156,554	157,356
Series 2016-75 JI 3.00% 9/20/43 S	3,883,525	521,324
Series 2016-89 QS 4.228% (6.05% minus LIBOR01M, Cap 6.05%) 7/20/46 S●	998,256	214,294
Series 2016-108 SK 4.228% (6.05% minus LIBOR01M, Cap 6.05%) 8/20/46 S●	1,676,076	341,980

	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations (continued)
GNMA Series 2016-111 PB 2.50% 8/20/46	579,000	$514,105
Series 2016-115 SA 4.278% (6.10% minus LIBOR01M, Cap 6.10%) 8/20/46 S●	2,943,924	588,600
Series 2016-116 GI 3.50% 11/20/44 S	2,045,323	358,921
Series 2016-118 DI 3.50% 3/20/43 S	2,294,468	355,549
Series 2016-118 ES 4.278% (6.10% minus LIBOR01M, Cap 6.10%) 9/20/46 S●	1,030,606	217,578
Series 2016-120 AS 4.278% (6.10% minus LIBOR01M, Cap 6.10%) 9/20/46 S●	1,774,680	387,808
Series 2016-120 NS 4.278% (6.10% minus LIBOR01M, Cap 6.10%) 9/20/46 S●	2,402,109	502,225
Series 2016-121 JS 4.278% (6.10% minus LIBOR01M, Cap 6.10%) 9/20/46 S●	1,754,045	368,063
Series 2016-126 NS 4.278% (6.10% minus LIBOR01M, Cap 6.10%) 9/20/46 S●	1,173,763	242,465
Series 2016-134 MW 3.00% 10/20/46	98,000	96,635
Series 2016-147 ST 4.228% (6.05% minus LIBOR01M, Cap 6.05%) 10/20/46 S●	1,117,017	229,920
Series 2016-149 GI 4.00% 11/20/46 S	1,061,719	241,904
Series 2016-156 PB 2.00% 11/20/46	362,000	289,063
Series 2016-160 GI 3.50% 11/20/46 S	1,408,412	330,216
Series 2016-160 GS 4.278% (6.10% minus LIBOR01M, Cap 6.10%) 11/20/46 S●	3,242,379	690,426
Series 2016-160 VZ 2.50% 11/20/46	179,892	146,891
Series 2016-163 MI 3.50% 11/20/46 S	1,042,929	129,946

(continues)	51

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations (continued)
GNMA Series 2016-163 PI 3.50% 5/20/43 S	2,925,447	$482,097
Series 2016-163 XI 3.00% 10/20/46 S	1,605,171	229,494
Series 2016-171 IO 3.00% 7/20/44 S	2,518,499	306,952
Series 2016-171 IP 3.00% 3/20/46 S	1,455,699	226,876
Series 2016-H06 FD 2.495% (LIBOR01M + 0.92%, Cap 7.50%, Floor 0.92%) 7/20/65 •	1,873,555	1,904,682
Series 2017-4 BW 3.00% 1/20/47	106,000	102,034
Series 2017-10 IB 4.00% 1/20/47 S	1,319,803	285,717
Series 2017-10 KZ 3.00% 1/20/47	124,269	114,516
Series 2017-18 QI 4.00% 3/16/41 S	1,105,687	204,605
Series 2017-18 QS 4.314% (6.10% minus LIBOR01M, Cap 6.10%) 2/16/47 S●	1,335,058	259,235
Series 2017-25 CZ 3.50% 2/20/47	470,480	470,795
Series 2017-25 WZ 3.00% 2/20/47	257,215	244,302
Series 2017-26 SA 4.278% (6.10% minus LIBOR01M, Cap 6.10%) 2/20/47 S●	1,326,347	260,093
Series 2017-34 DY 3.50% 3/20/47	230,000	233,276
Series 2017-56 JZ 3.00% 4/20/47	277,519	252,516
Series 2017-56 QS 4.328% (6.15% minus LIBOR01M, Cap 6.15%) 4/20/47 S●	1,776,768	338,173
Series 2017-68 SB 4.328% (6.15% minus LIBOR01M, Cap 6.15%) 5/20/47 S●	2,675,714	458,231
Series 2017-80 AS 4.378% (6.20% minus LIBOR01M, Cap 6.20%) 5/20/47 S●	3,460,772	682,864

	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations (continued)
GNMA Series 2017-91 SM 4.378% (6.20% minus LIBOR01M, Cap 6.20%) 6/20/47 S●	97,372	$19,877
Series 2017-101 AI 4.00% 7/20/47 S	848,085	165,000
Series 2017-101 KS 4.378% (6.20% minus LIBOR01M, Cap 6.20%) 7/20/47 S●	1,371,084	267,492
Series 2017-101 SK 4.378% (6.20% minus LIBOR01M, Cap 6.20%) 7/20/47 S●	3,453,990	673,669
Series 2017-101 TI 4.00% 3/20/44 S	1,295,392	207,828
Series 2017-107 QZ 3.00% 8/20/45	221,378	196,044
Series 2017-107 T 3.00% 1/20/47	614,000	599,682
Series 2017-113 LB 3.00% 7/20/47	595,000	560,859
Series 2017-114 IK 4.00% 10/20/44 S	1,885,237	400,211
Series 2017-117 SD 4.378% (6.20% minus LIBOR01M, Cap 6.20%) 8/20/47 S●	97,127	19,133
Series 2017-120 QS 4.378% (6.20% minus LIBOR01M, Cap 6.20%) 8/20/47 S●	1,500,217	312,553
Series 2017-130 YJ 2.50% 8/20/47	270,000	244,784
Series 2017-134 ES 4.378% (6.20% minus LIBOR01M, Cap 6.20%) 9/20/47 S●	833,240	160,498
Series 2017-134 KI 4.00% 5/20/44 S	1,084,070	188,155
Series 2017-137 CZ 3.00% 9/20/47	1,644,452	1,597,529
Series 2017-137 IO 3.00% 6/20/45 S	2,014,324	306,802
Series 2017-141 JS 4.378% (6.20% minus LIBOR01M, Cap 6.20%) 9/20/47 S●	1,302,542	273,398
Series 2017-144 EI 3.00% 12/20/44 S	1,878,002	278,891

	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations (continued)
GNMA Series 2017-147 AI 3.50% 3/20/44 S	702,744	$81,484
Series 2017-156 LP 2.50% 10/20/47	159,000	138,916
Series 2017-163 HS 4.378% (6.20% minus LIBOR01M, Cap 6.20%) 11/20/47 S●	5,837,482	1,094,657
Series 2017-163 ZK 3.50% 11/20/47	3,341,292	3,252,866
Series 2017-164 IG 3.50% 4/20/44 S	3,399,594	405,991
Series 2017-174 HI 3.00% 7/20/45 S	1,664,187	260,809
Series 2018-1 SA 4.378% (6.20% minus LIBOR01M, Cap 6.20%) 1/20/48 S●	1,312,495	252,162
Series 2018-1 ST 4.378% (6.20% minus LIBOR01M, Cap 6.20%) 1/20/48 S●	2,714,436	559,426
Series 2018-8 VZ 3.00% 3/20/47	442,203	435,675
Series 2018-11 AI 3.00% 1/20/46 S	1,129,101	186,312
Series 2018-37 SA 4.604% (6.20% minus LIBOR01M, Cap 6.20%) 3/20/48 S●	920,000	176,525
Series 2018-46 AS 4.482% (6.20% minus LIBOR01M, Cap 6.20%) 3/20/48 S●	3,212,000	697,606

Total Agency Collateralized Mortgage Obligations (cost $160,362,389)		157,402,905

Agency Commercial Mortgage-Backed Securities – 0.69%
Freddie Mac Multifamily Structured Pass Through Certificates Series KS03 A4 3.161% 5/25/25 ◆●	920,000	916,081
FREMF Mortgage Trust Series 2011-K10 B 144A 4.622% 11/25/49 #●	550,000	569,626
Series 2011-K12 B 144A 4.345% 1/25/46 #●	685,000	702,913
Series 2011-K15 B 144A 4.949% 8/25/44 #●	75,000	78,590

	Principal amount°	Value (US $)
Agency Commercial Mortgage-Backed Securities (continued)
FREMF Mortgage Trust Series 2011-K704 B 144A 4.545% 10/25/30 #●	370,000	$371,100
Series 2012-K22 B 144A 3.687% 8/25/45 #●	665,000	671,412
Series 2012-K23 B 144A 3.656% 10/25/45 #●	1,500,000	1,490,058
Series 2013-K32 B 144A 3.538% 10/25/46 #●	510,000	508,131
Series 2013-K33 B 144A 3.501% 8/25/46 #●	505,000	502,068
Series 2013-K712 B 144A 3.364% 5/25/45 #●	470,000	472,749
Series 2013-K713 B 144A 3.164% 4/25/46 #●	285,000	285,856
Series 2013-K713 C 144A 3.164% 4/25/46 #●	945,000	943,196
Series 2014-K41 B 144A 3.832% 11/25/47 #●	1,245,000	1,245,224
Series 2014-K716 B 144A 3.951% 8/25/47 #●	500,000	511,009
Series 2014-K717 144A 3.629% 11/25/47 #●	1,225,000	1,239,883
Series 2015-K49 B 144A 3.721% 10/25/48 #●	840,000	836,221
Series 2015-K721 C 144A 3.565% 11/25/47 #●	475,000	458,106
Series 2016-K53 144A 4.019% 3/25/49 #●	280,000	284,343
Series 2016-K722 B 144A 3.835% 7/25/49 #●	425,000	428,865
Series 2016-K723 B 144A 3.581% 11/25/23 #●	620,000	617,108
Series 2017-K71 B 144A 3.753% 11/25/50 #●	470,000	454,117
Series 2017-K729 B 144A 3.675% 11/25/49 #●	310,000	300,428

Total Agency Commercial Mortgage-Backed Securities (cost $14,087,415)		13,887,084

Agency Mortgage-Backed Securities – 15.84%
Fannie Mae
5.50% 3/1/37	10,378	10,798
5.50% 7/1/37	32,240	33,440
Fannie Mae ARM
2.903% (LIBOR12M + 1.60%, Cap 7.903%) 7/1/45 ●	225,789	225,518

(continues)	53

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (US $)
Agency Mortgage-Backed Securities (continued)
Fannie Mae ARM 3.042% (LIBOR12M + 1.56%, Cap 8.042%) 4/1/44●	971,945	$977,108
3.45% (LIBOR12M + 1.70%, Cap 11.097%) 8/1/37 ●	34,627	34,363
3.489% (LIBOR12M + 1.739%, Cap 11.239%) 7/1/37 ●	17,824	18,515
3.58% (LIBOR12M + 1.83%, Cap 10.179%) 8/1/35 ●	10,280	10,801
Fannie Mae FHAVA 4.50% 7/1/40	466,789	490,609
Fannie Mae S.F. 15 yr 4.50% 8/1/18	2,925	2,947
4.50% 7/1/20	29,129	29,346
Fannie Mae S.F. 30 yr 3.00% 4/1/43	1,304,198	1,283,015
4.00% 10/1/40	22,938	23,697
4.00% 11/1/40	129,992	134,304
4.50% 5/1/35	80,561	84,817
4.50% 8/1/35	154,956	162,982
4.50% 9/1/35	147,986	155,663
4.50% 5/1/39	538,486	568,334
4.50% 11/1/39	398,922	423,407
4.50% 6/1/40	446,543	472,739
4.50% 8/1/40	119,061	125,740
4.50% 4/1/41	71,600	75,684
4.50% 10/1/43	585,046	619,180
4.50% 10/1/44	321,112	339,415
4.50% 3/1/46	707,790	745,705
4.50% 5/1/46	1,697,900	1,790,451
4.50% 7/1/46	1,100,891	1,158,281
5.00% 3/1/34	2,358	2,550
5.00% 4/1/34	14,335	15,468
5.00% 8/1/34	22,655	24,453
5.00% 4/1/35	6,571	7,108
5.00% 12/1/37	2,345	2,506
5.00% 3/1/38	137,888	147,656
5.00% 6/1/38	7,029	7,521
5.00% 2/1/39	4,165	4,451
5.00% 5/1/40	96,203	103,981
5.00% 6/1/44	1,076,263	1,169,170
5.50% 12/1/33	14,821	16,123
5.50% 2/1/35	336,275	372,477
5.50% 3/1/38	94,266	103,433
5.50% 6/1/39	297,672	327,045
5.50% 9/1/41	485,063	544,435

	Principal amount°	Value (US $)
Agency Mortgage-Backed Securities (continued)
Fannie Mae S.F. 30 yr 5.50% 5/1/44	12,889,802	$14,163,231
6.00% 9/1/36	154,916	176,278
6.00% 12/1/36	21,966	24,683
6.00% 6/1/37	11,436	12,834
6.00% 7/1/37	8,460	9,456
6.00% 8/1/38	48,191	53,546
6.00% 9/1/38	438,659	492,169
6.00% 10/1/38	101,489	113,619
6.00% 11/1/38	50,332	56,667
6.00% 12/1/38	140,945	158,496
6.00% 10/1/39	1,016,646	1,148,189
6.00% 11/1/40	34,131	38,545
6.00% 5/1/41	217,325	244,253
6.00% 7/1/41	3,195,500	3,577,628
6.50% 11/1/33	3,892	4,342
6.50% 2/1/36	39,958	44,655
6.50% 3/1/36	59,122	65,972
6.50% 6/1/36	144,197	160,906
6.50% 2/1/38	27,019	30,150
6.50% 11/1/38	7,848	8,853
Fannie Mae S.F. 30 yr TBA 3.00% 4/1/48	2,623,000	2,556,024
3.00% 5/1/48	48,600,000	47,294,497
3.50% 4/1/48	122,000,000	122,173,081
4.00% 5/1/48	78,100,000	79,972,440
4.50% 5/1/48	6,100,000	6,374,044
5.00% 4/1/48	1,575,000	1,681,922
Freddie Mac ARM 2.559% (LIBOR12M + 1.63%, Cap 7.559%) 10/1/46●	621,958	611,371
2.918% (LIBOR12M + 1.63%, Cap 7.919%) 10/1/45 ●	407,356	406,870
3.50% (LIBOR12M + 1.625%, Cap 10.50%) 2/1/38 ●	15,509	16,127
3.933% (LIBOR12M + 2.18%, Cap 10.609%) 5/1/37 ●	207,928	221,390
Freddie Mac S.F. 20 yr 5.50% 10/1/23	25,339	27,469
5.50% 8/1/24	10,217	11,076
Freddie Mac S.F. 30 yr 4.50% 4/1/39	65,464	69,005
4.50% 7/1/42	613,530	648,940
4.50% 12/1/43	134,265	140,639
4.50% 8/1/44	842,280	886,372
4.50% 11/1/45	1,924,819	2,017,220

	Principal amount°	Value (US $)
Agency Mortgage-Backed Securities (continued)
Freddie Mac S.F. 30 yr 5.00% 5/1/41	422,927	$457,869
5.00% 12/1/41	398,798	431,476
5.00% 4/1/44	458,817	495,979
5.00% 12/1/44	592,000	640,422
5.50% 3/1/34	25,790	28,381
5.50% 12/1/34	22,997	25,353
5.50% 12/1/35	22,259	24,578
5.50% 11/1/36	28,455	31,325
5.50% 12/1/36	6,002	6,594
5.50% 4/1/38	120,554	132,195
5.50% 6/1/38	17,095	18,726
5.50% 1/1/39	123,891	135,966
5.50% 6/1/39	150,075	164,555
5.50% 3/1/40	69,132	75,856
5.50% 4/1/40	242,636	266,363
5.50% 8/1/40	265,222	290,785
5.50% 1/1/41	75,187	82,305
5.50% 6/1/41	1,399,317	1,533,491
6.00% 2/1/36	191,646	214,260
6.00% 3/1/36	180,869	203,474
6.00% 9/1/37	73,140	81,926
6.00% 1/1/38	27,084	30,236
6.00% 6/1/38	75,432	84,565
6.00% 8/1/38	123,584	139,538
6.00% 5/1/40	201,842	226,080
6.00% 7/1/40	461,525	517,795
6.50% 11/1/33	24,339	27,408
6.50% 1/1/35	87,945	99,901
6.50% 8/1/38	11,214	12,628
7.00% 1/1/38	18,686	20,772
Freddie Mac S.F. 30 yr TBA 3.50% 4/1/48	6,000,000	6,010,174
GNMA I S.F. 30 yr 5.50% 2/15/41	244,187	266,406
7.00% 12/15/34	140,644	160,425
GNMA II S.F. 30 yr 5.00% 9/20/46	76,855	81,982
5.50% 5/20/37	169,644	182,238
6.00% 4/20/34	4,731	5,103
6.00% 2/20/39	191,077	210,155
6.00% 10/20/39	316,385	347,584
6.00% 2/20/40	739,429	816,077
6.00% 4/20/46	216,826	238,987
GNMA II S.F. 30 yr TBA 4.00% 4/20/48	6,000,000	6,165,192

Total Agency Mortgage-Backed Securities (cost $319,204,908)		319,523,320

	Principal amount°	Value (US $)
Agency Obligation – 0.11%
Federal Home Loan Mortgage 2.25% 11/24/20	2,300,000	$2,289,087

Total Agency Obligation (cost $2,302,009)		2,289,087

Collateralized Debt Obligations – 5.88%
Allegro CLO VI Series 2017-2A A 144A 2.861% (LIBOR03M + 1.13%, Floor 1.13%) 1/17/31 #●	400,000	402,392
AMMC CLO 16 Series 2015-16A AR 144A 2.982% (LIBOR03M + 1.26%) 4/14/29 #●	145,000	145,613
AMMC CLO 21 Series 2017-21A A 144A 3.028% (LIBOR03M + 1.25%) 11/2/30 #●	2,400,000	2,424,478
AMMC CLO 22 Series 2018-22A A 144A 3.37% (LIBOR03M + 1.03%, Floor 1.03%) 4/25/31 #●	1,300,000	1,300,000
AMMC CLO XII Series 2013-12A AR 144A 3.011% (LIBOR03M + 1.20%, Floor 1.20%) 11/10/30 #●	2,000,000	2,014,852
AMMC CLO XIII Series 2013-13A A1LR 144A 3.001% (LIBOR03M + 1.26%) 7/24/29 #●	1,500,000	1,516,597
Apex Credit CLO Series 2015-2A AX 144A 2.803% (LIBOR03M + 1.45%, Floor 1.45%) 10/19/26 #●	105,000	104,980
Series 2017-1A A1 144A 3.211% (LIBOR03M + 1.47%, Floor 1.47%) 4/24/29 #●	1,275,000	1,283,429
Series 2018-1A A2 144A 3.325% (LIBOR03M + 1.03%) 4/25/31 #●	2,400,000	2,400,000
Arbor Realty CLO Series 2017-FL3 A 144A 2.767% (LIBOR01M + 0.99%) 12/15/27 #●	250,000	250,250

(continues)	55

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (US $)
Collateralized Debt Obligations (continued)
Atlas Senior Loan Fund X Series 2018-10A A 144A 2.796% (LIBOR03M + 1.09%) 1/15/31 #●	1,500,000	$1,500,555
Atrium XII Series 12A AR 144A 2.575% (LIBOR03M + 0.83%) 4/22/27 #●	2,500,000	2,499,025
Atrium XIII Series 13A A1 144A 2.621% (LIBOR03M + 1.18%) 11/21/30 #●	250,000	251,515
Avery Point VI CLO Series 2015-6A A 144A 3.237% (LIBOR03M + 1.45%, Floor 1.45%) 8/5/27 #●	250,000	250,393
Benefit Street Partners CLO IV Series 2014-IVA A1R 144A 3.235% (LIBOR03M + 1.49%) 1/20/29 #●	2,400,000	2,413,106
Blue Hill CLO Series 2013-1A AR 144A 2.902% (LIBOR03M + 1.18%) 1/15/26 #●	1,156,115	1,155,836
BlueMountain CLO Series 2015-1A A1R 144A 3.052% (LIBOR03M + 1.33%) 4/13/27 #●	400,000	399,900
Series 2015-2A A1 144A 3.164% (LIBOR03M + 1.43%, Floor 1.43%) 7/18/27 #●	710,000	711,779
Carlyle Global Market Strategies CLO Series 2014-3A A1AR 144A 2.91% (LIBOR03M + 1.15%) 7/27/26 #●	1,900,000	1,900,063
Series 2014-5A A1R 144A 2.862% (LIBOR03M + 1.14%) 10/16/25 #●	400,000	399,890
Catamaran CLO Series 2013-1A AR 144A 2.363% (LIBOR03M + 0.85%) 1/27/28 #●	3,500,000	3,499,689
Cedar Funding V CLO Series 2016-5A A1 144A 3.341% (LIBOR03M + 1.61%) 7/17/28 #●	530,000	531,218
Cedar Funding VI CLO Series 2016-6A A1 144A 2.833% (LIBOR03M + 1.47%) 10/20/28 #●	1,230,000	1,234,999

	Principal amount°	Value (US $)
Collateralized Debt Obligations (continued)
CFIP CLO Series 2017-1A A 144A 2.616% (LIBOR03M + 1.22%) 1/18/30 #●	2,300,000	$2,315,941
CIFC Funding Series 2015-2A AR 144A 2.502% (LIBOR03M + 0.78%, Floor 0.78%) 4/15/27 #●	2,050,000	2,049,012
CVP CLO 2017-2 Series 2017-2A A 144A 3.116% (LIBOR03M + 1.19%, Floor 1.19%) 1/20/31 #●	400,000	400,768
ECP CLO Series 2015-7A A1R 144A 2.962% (LIBOR03M + 1.14%) 4/22/30 #●	3,000,000	3,000,951
Emerson Park CLO Series 2013-1A A1AR 144A 2.702% (LIBOR03M + 0.98%) 7/15/25 #●	197,942	197,883
Figueroa CLO Series 2013-2A A1R 144A 3.452% (LIBOR03M + 1.25%, Floor 1.25%) 6/20/27 #●	400,000	400,452
Flagship CLO VIII Series 2014-8A AR 144A 2.972% (LIBOR03M + 1.25%) 1/16/26 #●	2,300,000	2,299,328
Galaxy XXI CLO Series 2015-21A AR 144A 2.765% (LIBOR03M + 1.02%) 4/20/31 #●	1,650,000	1,652,467
GoldenTree Loan Management US CLO 1 Series 2017-1A A 144A 2.965% (LIBOR03M + 1.22%) 4/20/29 #●	1,190,000	1,197,140
Halcyon Loan Advisors Funding Series 2012-1A A1 144A 3.339% (LIBOR03M + 1.50%) 8/15/23 #●	121,114	121,233
Hull Street CLO Series 2014-1A AR 144A 2.954% (LIBOR03M + 1.22%) 10/18/26 #●	500,000	499,842
Jamestown CLO IV Series 2014-4A A1CR 144A 2.412% (LIBOR03M + 0.69%) 7/15/26 #●	1,500,000	1,500,264

	Principal amount°	Value (US $)
Collateralized Debt Obligations (continued)
Jamestown CLO VII Series 2015-7A A1R 144A 2.575% (LIBOR03M + 0.83%, Floor 0.83%) 7/25/27 #●	700,000	$699,672
Jamestown CLO VIII Series 2015-8A A1AR 144A 2.592% (LIBOR03M + 0.87%, Floor 0.87%) 1/15/28 #●	1,500,000	1,498,506
KKR CLO 20 Series 20 A 144A 2.846% (LIBOR03M + 1.13%, Floor 1.13%) 10/16/30 #●	300,000	301,311
KVK CLO Series 2013-2A AR 144A 2.872% (LIBOR03M + 1.15%) 1/15/26 #●	2,000,000	1,999,338
Series 2015-1A AR 144A 3.142% (LIBOR03M + 1.25%) 5/20/27 #●	1,750,000	1,750,408
Limerock CLO II Series 2014-2A AR 144A 3.034% (LIBOR03M + 1.30%) 4/18/26 #●	1,997,162	1,996,817
Madison Park Funding XIII Series 2014-13A AR 144A 2.849% (LIBOR03M + 1.11%) 1/19/25 #●	1,500,000	1,499,651
Marathon CLO V Series 2013-5A A1R 144A 2.762% (LIBOR03M + 0.87%) 11/21/27 #●	1,100,000	1,100,493
Mariner CLO 5 Series 2018-5A A 144A 3.324% (LIBOR03M + 1.11%, Floor 1.11%) 4/25/31 #●	1,800,000	1,800,868
Midocean Credit CLO VIII Series 2018-8A A1 144A 3.036% (LIBOR03M + 1.15%) 2/20/31 #●	1,750,000	1,754,809
Monarch Grove CLO Series 2018-1A A1 144A 2.443% (LIBOR03M + 0.88%) 1/25/28 #●	5,100,000	5,099,490
Mountain View CLO X Series 2015-10A AR 144A 2.587% (LIBOR03M + 0.82%, Floor 0.82%) 10/13/27 #●	2,000,000	2,000,526

	Principal amount°	Value (US $)
Collateralized Debt Obligations (continued)
MP CLO VI Series 2014-2A AR 144A 2.922% (LIBOR03M + 1.20%) 1/15/27 #●	2,000,000	$1,999,494
MP CLO VII Series 2015-1A A1R 144A 2.574% (LIBOR03M + 0.84%) 4/18/27 #●	2,500,000	2,499,415
Nelder Grove CLO Series 2014-1A A1R 144A 3.284% (LIBOR03M + 1.30%) 8/28/26 #●	1,500,000	1,500,649
Northwoods Capital XV Series 2017-15A A 144A 3.502% (LIBOR03M + 1.30%) 6/20/29 #●	3,000,000	3,021,642
Northwoods Capital XVII Series 2018-17A A 144A 3.308% (LIBOR03M + 1.06%, Floor 1.06%) 4/22/31 #●	1,700,000	1,700,814
Oak Hill Credit Partners X Series 2014-10A AR 144A 2.875% (LIBOR03M + 1.13%) 7/20/26 #●	1,000,000	999,703
Oaktree CLO Series 2014-1A A1R 144A 3.11% (LIBOR03M + 1.29%) 5/13/29 #●	250,000	252,058
OCP CLO Series 2015-9A A1R 144A 2.522% (LIBOR03M + 0.80%) 7/15/27 #●	2,100,000	2,098,939
Series 2015-10A A1R 144A 2.572% (LIBOR03M + 0.82%) 10/26/27 #●	3,200,000	3,198,416
Series 2017-13A A1A 144A 2.982% (LIBOR03M + 1.26%) 7/15/30 #●	1,000,000	1,010,153
Octagon Investment Partners XIX Series 2014-1A AR 144A 2.822% (LIBOR03M + 1.10%) 4/15/26 #●	1,000,000	999,673
OFSI Fund VI Series 2014-6A A1R 144A 2.381% (LIBOR03M + 0.65%) 3/20/25 #●	2,400,000	2,397,497
OFSI Fund VII Series 2014-7A AR 144A 2.634% (LIBOR03M + 0.90%) 10/18/26 #●	2,100,000	2,099,219

(continues)	57

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (US $)
Collateralized Debt Obligations (continued)
OZLM IX Series 2014-9A A1R 144A 2.965% (LIBOR03M + 1.22%) 1/20/27 #●	1,800,000	$1,799,510
OZLM XVIII Series 2018-18A A 144A 3.35% (LIBOR03M + 1.02%, Floor 1.02%) 4/15/31 #●	1,350,000	1,350,000
Saranac CLO II Series 2014-2A A1AR 144A 3.115% (LIBOR03M + 1.23%) 11/20/29 #●	250,000	251,849
Shackleton III CLO Series 2013-3A AR 144A 2.842% (LIBOR03M + 1.12%, Floor 1.12%) 7/15/30 #●	1,750,000	1,754,267
Sound Point CLO III Series 2013-2A A1R 144A 2.712% (LIBOR03M + 0.99%) 7/15/25 #●	218,576	218,507
Sound Point CLO VIII Series 2015-1A AR 144A 2.582% (LIBOR03M + 0.86%) 4/15/27 #●	3,200,000	3,198,570
Staniford Street CLO Series 2014-1A AR 144A 3.305% (LIBOR03M + 1.18%) 6/15/25 #●	1,500,000	1,500,431
Steele Creek CLO Series 2017-1A A 144A 2.884% (LIBOR03M + 1.25%) 1/15/30 #●	250,000	250,515
TIAA CLO II Series 2017-1A A 144A 3.025% (LIBOR03M + 1.28%) 4/20/29 #●	1,040,000	1,045,799
TICP CLO I Series 2015-1A AR 144A 2.55% (LIBOR03M + 0.80%) 7/20/27 #●	1,200,000	1,197,167
TICP CLO IX Series 2017-9A A 144A 2.871% (LIBOR03M + 1.14%) 1/20/31 #●	400,000	402,895
Venture 31 CLO Series 2018-31A A1 144A 0.00% (LIBOR03M + 1.03%, Floor 1.03%) 4/20/31 #●	1,500,000	1,500,000

	Principal amount°	Value (US $)
Collateralized Debt Obligations (continued)
Venture XVI CLO Series 2014-16A ARR 144A 2.567% (LIBOR03M + 0.85%, Floor 0.85%) 1/15/28 #●	1,200,000	$1,199,536
Venture XVII CLO Series 2014-17A AR 144A 2.802% (LIBOR03M + 1.08%) 7/15/26 #●	400,000	399,852
Venture XX CLO Series 2015-20A AR 144A 2.542% (LIBOR03M + 0.82%) 4/15/27 #●	2,000,000	1,999,162
Venture XXII CLO Series 2015-22A AR 144A 2.801% (LIBOR03M + 1.08%) 1/15/31 #●	1,750,000	1,750,651
Venture XXIV CLO Series 2016-24A A1D 144A 3.165% (LIBOR03M + 1.42%) 10/20/28 #●	1,115,000	1,118,847
Venture XXVIII CLO Series 2017-28A A2 144A 2.855% (LIBOR03M + 1.11%) 7/20/30 #●	2,100,000	2,109,511
Venture CDO Series 2016-25A A1 144A 3.235% (LIBOR03M + 1.49%) 4/20/29 #●	490,000	493,811
Voya CLO Series 2014-3A A1R 144A 2.465% (LIBOR03M + 0.72%) 7/25/26 #●	1,100,000	1,099,597
WhiteHorse IX Series 2014-9A AR 144A 2.891% (LIBOR03M + 1.16%) 7/17/26 #●	400,000	399,891
WhiteHorse VI Series 2012-1A A1R 144A 2.978% (LIBOR03M + 1.20%) 2/3/25 #●	1,542,488	1,541,891
Z Capital Credit Partners CLO Series 2015-1A A1R 144A 2.672% (LIBOR03M + 0.95%, Floor 0.95%) 7/16/27 #●	2,600,000	2,600,796

Total Collateralized Debt Obligations (cost $118,484,348)		118,688,456

	Principal amount°	Value (US $)
Convertible Bonds – 1.62%
Aerojet Rocketdyne Holdings 2.25% exercise price $26.00, maturity date 12/15/23	230,000	$292,643
Alaska Communications Systems Group 6.25% exercise price $10.28, maturity date 5/1/18	216,000	220,640
Ares Capital 3.75% exercise price $19.39, maturity date 2/1/22	176,000	180,292
BioMarin Pharmaceutical 1.50% exercise price $94.15, maturity date 10/15/20	882,000	975,713
Blackhawk Network Holdings 1.50% exercise price $49.83, maturity date 1/15/22	677,000	749,354
Blackstone Mortgage Trust 4.375% exercise price $35.67, maturity date 5/5/22	811,000	800,538
4.75% exercise price $36.23, maturity date 3/15/23	210,000	207,291
5.25% exercise price $27.36, maturity date 12/1/18	919,000	1,045,050
Booking Holdings 0.35% exercise price $1,315.10, maturity date 6/15/20	715,000	1,149,704
Brookdale Senior Living 2.75% exercise price $29.33, maturity date 6/15/18	862,000	863,077
Cemex 3.72% exercise price $11.01, maturity date 3/15/20	1,521,000	1,570,155
Chart Industries 144A 1.00% exercise price $58.73, maturity date 11/15/24 #	724,000	849,573
Cheniere Energy 4.25% exercise price $138.38, maturity date 3/15/45	1,050,000	820,202
Ciena 3.75% exercise price $20.17, maturity date 10/15/18	221,000	291,947
DISH Network 2.375% exercise price $82.22, maturity date 3/15/24	396,000	352,159

	Principal amount°	Value (US $)
Convertible Bonds (continued)
DISH Network 3.375% exercise price $65.18, maturity date 8/15/26	912,000	$880,718
Empire State Realty OP 144A 2.625% exercise price $19.32, maturity date 8/15/19 #	547,000	563,236
GAIN Capital Holdings 144A 5.00% exercise price $8.20, maturity date 8/15/22 #	748,000	847,294
Helix Energy Solutions Group 4.125% exercise price $9.47, maturity date 9/15/23	34,000	34,443
4.25% exercise price $13.89, maturity date 5/1/22	805,000	764,089
Huron Consulting Group 1.25% exercise price $79.89, maturity date 10/1/19	237,000	223,956
IAC FinanceCo. 144A 0.875% exercise price $152.18, maturity date 10/1/22 #	510,000	610,928
Infinera 1.75% exercise price $12.58, maturity date 6/1/18	353,000	375,899
Insulet 1.25% exercise price $58.37, maturity date 9/15/21	770,000	1,195,956
144A 1.375% exercise price $93.18, maturity date 11/15/24 #	410,000	470,279
Kaman 144A 3.25% exercise price $65.26, maturity date 5/1/24 #	845,000	962,828
Knowles 3.25% exercise price $18.43, maturity date 11/1/21	441,000	460,308
Liberty Interactive 144A 1.75% exercise price $341.10, maturity date 9/30/46 #	756,000	841,277
Liberty Media 2.25% exercise price $104.55, maturity date 9/30/46	103,000	107,703

(continues)	59

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (US $)
Convertible Bonds (continued)
Live Nation Entertainment 144A 2.50% exercise price $68.02, maturity date 3/15/23 #	133,000	$134,554
Medicines 2.75% exercise price $48.97, maturity date 7/15/23	1,139,000	1,099,273
Microchip Technology 1.625% exercise price $98.85, maturity date 2/15/27	631,000	749,137
Neurocrine Biosciences 144A 2.25% exercise price $75.92, maturity date 5/15/24 #	844,000	1,107,654
New Mountain Finance 5.00% exercise price $15.80, maturity date 6/15/19	381,000	392,771
Novellus Systems 2.625% exercise price $33.36, maturity date 5/15/41	96,000	581,559
ON Semiconductor 1.00% exercise price $18.50, maturity date 12/1/20	295,000	422,493
Pacira Pharmaceuticals 2.375% exercise price $66.89, maturity date 4/1/22	1,041,000	953,816
PDC Energy 1.125% exercise price $85.39, maturity date 9/15/21	833,000	812,965
PROS Holdings 2.00% exercise price $33.79, maturity date 12/1/19	661,000	755,126
Quotient Technology 144A 1.75% exercise price $17.36, maturity date 12/1/22 #	403,000	418,647
RPM International 2.25% exercise price $52.28, maturity date 12/15/20	403,000	454,578
Sarepta Therapeutics 144A 1.50% exercise price $73.42, maturity date 11/15/24 #	87,000	108,638
Spectrum Pharmaceuticals 2.75% exercise price $10.53, maturity date 12/15/18	98,000	157,290
Spirit Realty Capital 3.75% exercise price $12.93, maturity date 5/15/21	595,000	604,597

	Principal amount°		Value (US $)
Convertible Bonds (continued)
Supernus Pharmaceuticals 144A 0.625% exercise price $59.33, maturity date 4/1/23 #		90,000	$95,971
Synaptics 144A 0.50% exercise price $73.02, maturity date 6/15/22 #		565,000	534,278
Synchronoss Technologies 0.75% exercise price $53.17, maturity date 8/15/19		303,000	287,133
Team 144A 5.00% exercise price $21.70, maturity date 8/1/23 #		572,000	567,745
Tesla Energy Operations 1.625% exercise price $759.35, maturity date 11/1/19		648,000	592,917
Vector Group 1.75% exercise price $22.35, maturity date 4/15/20 ●		490,000	540,048
2.50% exercise price $14.50, maturity date 1/15/19 ●		692,000	993,016
VEREIT 3.75% exercise price $14.99, maturity date 12/15/20		729,000	736,782
Verint Systems 1.50% exercise price $64.46, maturity date 6/1/21		785,000	768,130

Total Convertible Bonds (cost $31,009,829)			32,576,370

Corporate Bonds – 36.26%
Banking – 13.41%
Akbank Turk 144A 7.20% 3/16/27 #µ		840,000	859,371
Ally Financial 3.50% 1/27/19		100,000	100,375
4.125% 3/30/20		200,000	201,250
4.75% 9/10/18		200,000	202,040
ANZ New Zealand International 144A 2.60% 9/23/19 #		200,000	199,008
Banco Bilbao Vizcaya Argentaria 6.75%µy	EUR	400,000	533,789
Banco de Credito e Inversiones 144A 3.50% 10/12/27 #		570,000	534,090
Banco do Brasil 144A 4.625% 1/15/25 #		1,120,000	1,093,680

	Principal amount°		Value (US $)
Corporate Bonds (continued)
Banking (continued)
Banco Nacional de Desenvol-vimento Economico e Social 6.369% 6/16/18		1,500,000	$1,517,280
6.50% 6/10/19		2,500,000	2,596,200
Banco Santander 3.80% 2/23/28		600,000	579,610
4.25% 4/11/27		600,000	598,361
6.25%µy	EUR	400,000	543,403
Banco Santander Mexico 144A 4.125% 11/9/22 #		520,000	520,000
Bancolombia 4.875% 10/18/27 µ		965,000	936,774
Banistmo 144A 3.65% 9/19/22 #		240,000	230,700
Bank Nederlandse Gemeenten 3.50% 7/19/27	AUD	292,000	229,361
Bank of America 2.405% (LIBOR03M + 0.66%) 7/21/21●		900,000	903,193
2.557% (LIBOR03M + 0.77%) 2/5/26 ●		1,340,000	1,314,163
2.60% 1/15/19		174,000	174,192
2.625% 4/19/21		2,300,000	2,266,177
144A 3.004% 12/20/23 #µ		2,001,000	1,963,320
3.30% 8/5/21	AUD	240,000	186,112
3.30% 1/11/23		716,000	714,526
3.55% 3/5/24 µ		4,585,000	4,600,524
3.97% 3/5/29 µ		245,000	245,758
4.183% 11/25/27		2,105,000	2,089,447
5.625% 7/1/20		510,000	538,081
5.65% 5/1/18		3,300,000	3,308,349
5.875%µy		900,000	906,803
6.875% 4/25/18		4,125,000	4,135,847
Bank of China 144A 5.00% 11/13/24 #		795,000	820,510
Bank of Montreal 3.803% 12/15/32 µ		1,525,000	1,446,645
Bank of New York Mellon 2.20% 3/4/19		1,640,000	1,634,202
2.817% (LIBOR03M + 1.05%) 10/30/23●		990,000	1,006,862
4.625%µy		1,365,000	1,334,287
Bank of Nova Scotia 1.875% 4/26/21		4,500,000	4,364,049
Barclays 6.50%µy	EUR	600,000	786,030
8.25%µy		1,775,000	1,836,078

	Principal amount°		Value (US $)
Corporate Bonds (continued)
Banking (continued)
Barclays Bank 7.625% 11/21/22		1,800,000	$1,978,605
BB&T 1.993% (LIBOR03M + 0.22%) 2/1/21 ●		980,000	975,031
BBVA Bancomer 144A 6.50% 3/10/21 #		255,000	271,575
144A 7.25% 4/22/20 #		100,000	106,649
BGEO Group 144A 6.00% 7/26/23 #		690,000	699,489
BNP Paribas 144A 7.375%#µy		700,000	763,000
7.375%µy		500,000	545,000
Branch Banking & Trust 2.25% 6/1/20		1,085,000	1,068,497
2.85% 4/1/21		670,000	667,379
CIT Group 144A 5.50% 2/15/19 #		936,000	959,985
Citigroup 2.647% (LIBOR03M + 0.88%) 7/30/18 ●		2,300,000	2,304,800
2.965% (LIBOR03M + 0.93%) 6/7/19 ●		2,300,000	2,315,591
2.985% (LIBOR03M + 1.10%) 5/17/24●		1,350,000	1,363,087
3.20% 10/21/26		1,000,000	952,322
3.75% 10/27/23	AUD	498,000	388,719
4.05% 7/30/22		150,000	152,536
Citizens Bank 2.55% 5/13/21		1,655,000	1,616,504
2.65% 5/26/22		250,000	242,412
3.70% 3/29/23		565,000	567,728
Citizens Financial Group 2.375% 7/28/21		115,000	111,597
4.30% 12/3/25		965,000	976,977
Compass Bank 2.875% 6/29/22		1,220,000	1,183,692
3.875% 4/10/25		1,145,000	1,121,384
Cooperatieve Rabobank 2.50% 9/4/20	NOK	1,740,000	227,334
3.375% 2/2/23	NZD	561,000	406,740
3.75% 7/21/26		2,155,000	2,082,225
4.375% 8/4/25		2,000,000	2,022,144
6.875% 3/19/20	EUR	2,400,000	3,329,524
Credit Suisse Group 2.507% (LIBOR01M + 0.62%) 9/28/18●		2,900,000	2,900,000
144A 3.869% 1/12/29 #µ		1,975,000	1,913,968
144A 4.282% 1/9/28 #		455,000	456,073
144A 6.25%#µy		2,035,000	2,093,282

(continues)	61

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°		Value (US $)
Corporate Bonds (continued)
Banking (continued)
Credit Suisse Group Funding Guernsey 2.75% 3/26/20		2,199,000	$2,178,140
3.125% 12/10/20		250,000	248,729
3.80% 9/15/22		3,350,000	3,375,786
3.80% 6/9/23		2,300,000	2,306,220
4.55% 4/17/26		430,000	439,811
Deutsche Bank 2.85% 5/10/19		3,100,000	3,089,619
4.25% 10/14/21		1,700,000	1,727,747
Dexia Credit Local 144A 2.339% (LIBOR03M + 0.50%) 2/15/19 #●		560,000	561,657
Fifth Third Bancorp 2.60% 6/15/22		630,000	611,270
2.875% 7/27/20		725,000	723,897
3.95% 3/14/28		1,865,000	1,877,764
Fifth Third Bank 2.30% 3/15/19		800,000	796,738
2.795% (LIBOR03M + 0.91%) 8/20/18 ●		905,000	907,001
Goldman Sachs Group 3.009% (LIBOR03M + 1.17%) 11/15/21 ●		1,700,000	1,721,420
3.065% (BBSW3M+ 1.30%) 8/21/19 ●	AUD	140,000	108,331
3.075% (LIBOR03M + 1.05%) 6/5/23 ●		505,000	507,967
3.105% (LIBOR03M + 1.36%) 4/23/21 ●		1,300,000	1,329,610
3.20% 2/23/23		2,200,000	2,169,914
3.325% (LIBOR03M + 1.20%) 9/15/20 ●		1,700,000	1,727,430
3.55% 2/12/21	CAD	100,000	79,299
3.584% (LIBOR03M + 1.60%) 11/29/23 ●		875,000	903,030
5.15% 5/22/45		265,000	286,061
5.20% 12/17/19	NZD	206,000	154,261
6.00% 6/15/20		2,635,000	2,789,410
HSBC Bank 144A 2.479% (LIBOR03M + 0.64%) 5/15/18 #●		620,000	620,085
HSBC Holdings
2.65% 1/5/22		200,000	194,508
3.604% (LIBOR03M + 1.66%) 5/25/21 ●		900,000	930,988
3.821% (LIBOR03M + 1.50%) 1/5/22 ●		2,000,000	2,060,721
6.00%µy	EUR	900,000	1,272,556
6.50%µy		830,000	847,637

	Principal amount°		Value (US $)
Corporate Bonds (continued)
Banking (continued)
Huntington Bancshares 2.30% 1/14/22		670,000	$642,239
Huntington National Bank 2.50% 8/7/22		1,245,000	1,200,976
ICICI Bank 144A 4.00% 3/18/26 #		1,070,000	1,040,880
ING Bank 144A 2.665% (LIBOR03M + 0.78%) 8/17/18 #●		4,500,000	4,509,978
Intesa Sanpaolo 144A 3.875% 1/12/28 #		2,600,000	2,455,436
ITAU CorpBanca 2.50% 12/7/18		500,000	498,493
2.57% 1/11/19		300,000	299,046
JPMorgan Chase & Co. 2.25% 1/23/20		9,100,000	8,990,845
2.39% (LIBOR03M + 0.63%) 1/28/19 ●		200,000	200,646
2.645% (LIBOR03M + 0.90%) 4/25/23 ●		895,000	898,976
2.971% (LIBOR03M + 1.23%) 10/24/23 ●		375,000	380,791
3.135% (LIBOR03M + 1.10%) 6/7/21 ●		2,900,000	2,958,352
3.897% 1/23/49 µ		1,845,000	1,762,959
3.964% 11/15/48 µ		495,000	476,746
4.40% 7/22/20		400,000	412,310
6.75%µy		865,000	944,796
KeyBank 2.30% 9/14/22		730,000	701,449
2.40% 6/9/22		810,000	782,810
3.18% 5/22/22		250,000	248,928
3.375% 3/7/23		1,730,000	1,737,404
3.40% 5/20/26		2,245,000	2,172,084
6.95% 2/1/28		1,220,000	1,506,909
Korea Development Bank 3.00% 3/17/19		850,000	851,948
Landwirtschaftliche Rentenbank 5.375% 4/23/24	NZD	648,000	522,850
Lloyds Bank 2.40% 3/17/20		400,000	394,646
144A 12.00%#µy		2,300,000	2,902,421
Lloyds Banking Group 3.574% 11/7/28 µ		1,555,000	1,469,586
7.00%µy	GBP	400,000	588,893
7.50%µy		860,000	934,175
7.625%µy	GBP	2,500,000	3,926,415
7.875%µy	GBP	1,300,000	2,204,894

	Principal amount°		Value (US $)
Corporate Bonds (continued)
Banking (continued)
Manufacturers & Traders Trust 2.05% 8/17/20		485,000	$474,093
2.50% 5/18/22		555,000	539,102
Mitsubishi UFJ Financial Group 2.19% 9/13/21		2,050,000	1,978,991
3.149% (LIBOR03M + 1.06%) 9/13/21 ●		450,000	456,843
Mitsubishi UFJ Trust & Banking 144A 2.45% 10/16/19 #		500,000	495,724
144A 2.65% 10/19/20 #		500,000	493,778
Mizuho Bank 144A 2.45% 4/16/19 #		600,000	597,365
Morgan Stanley 2.125% 4/25/18		3,450,000	3,449,191
2.294% (LIBOR03M + 0.55%) 2/10/21 ●		3,000,000	3,002,460
2.50% 4/21/21		3,500,000	3,430,289
3.011% (LIBOR03M + 1.22%) 5/8/24 ●		875,000	889,656
3.125% 8/5/21	CAD	387,000	303,544
3.125% 1/23/23		400,000	394,585
3.772% 1/24/29 µ		2,530,000	2,492,104
3.95% 4/23/27		565,000	550,799
4.375% 1/22/47		815,000	834,549
5.00% 9/30/21	AUD	359,000	293,820
5.50% 1/26/20		915,000	955,295
Nationwide Building Society 144A 3.766% 3/8/24 #µ		800,000	798,405
144A 4.125% 10/18/32 #µ		1,740,000	1,662,638
144A 4.302% 3/8/29 #µ		385,000	384,357
10.25%y●	GBP	625,000	1,315,313
Nederlandse Waterschapsbank 144A 2.145% (LIBOR03M + 0.02%) 3/15/19 #●		1,500,000	1,499,884
Northern Trust
3.375% 5/8/32 µ		330,000	317,137
Oesterreichische Kontrollbank 2.875% 3/13/23		280,000	280,352
PNC Bank 2.26% (LIBOR03M + 0.50%) 7/27/22 ●		1,000,000	1,003,687
2.45% 11/5/20		250,000	246,193
2.70% 11/1/22		500,000	484,221
6.875% 4/1/18		1,415,000	1,415,000
PNC Financial Services Group 5.00%µy		1,100,000	1,097,800

	Principal amount°		Value (US $)
Corporate Bonds (continued)
Banking (continued)
Popular 7.00% 7/1/19		645,000	$661,125
QNB Finance 2.75% 10/31/18		300,000	300,007
Regions Bank 2.25% 9/14/18		345,000	344,415
Regions Financial 2.75% 8/14/22		430,000	418,108
Royal Bank of Canada 2.30% 3/22/21		2,300,000	2,261,530
2.75% 2/1/22		185,000	182,492
Royal Bank of Scotland Group 3.309% (LIBOR03M + 1.47%) 5/15/23 ●		390,000	393,633
3.498% 5/15/23 µ		500,000	491,653
3.875% 9/12/23		690,000	681,990
8.625%µy		4,970,000	5,411,087
Santander Holdings USA 2.70% 5/24/19		1,135,000	1,132,452
Santander UK 2.087% (LIBOR03M + 0.30%) 11/3/20 ●		1,000,000	998,475
2.794% (LIBOR03M + 0.85%) 8/24/18 ●		730,000	731,849
144A 5.00% 11/7/23 # 1,540,000			1,595,343
Santander UK Group Holdings 3.823% 11/3/28 µ		1,025,000	977,930
7.375%µy	GBP	2,200,000	3,368,638
Sberbank of Russia Via SB Capital 4.15% 3/6/19		700,000	704,627
Societe Generale 144A 4.25% 4/14/25 #		3,600,000	3,551,386
Standard Chartered 144A 3.015% (LIBOR03M + 1.13%) 8/19/19 #●		3,200,000	3,232,243
State Bank of India 3.271% (LIBOR03M + 0.95%) 4/6/20 ●		900,000	901,260
State Street 2.653% 5/15/23 µ		45,000	43,957
3.10% 5/15/23		525,000	522,014
3.30% 12/16/24		100,000	99,192
Sumitomo Mitsui Financial Group 3.737% (LIBOR03M + 1.68%) 3/9/21 ●		2,300,000	2,379,000
SunTrust Banks 2.45% 8/1/22		1,160,000	1,118,393
2.70% 1/27/22		1,105,000	1,081,347
3.00% 2/2/23		585,000	574,979
3.30% 5/15/26		540,000	515,536
5.05% 6/15/22 µy		280,000	278,950

(continues)	63

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°		Value (US $)
Corporate Bonds (continued)
Banking (continued)
SVB Financial Group 3.50% 1/29/25		2,205,000	$2,156,632
Toronto-Dominion Bank 2.317% (LIBOR03M + 0.55%) 4/30/18 ●		835,000	835,199
Turkiye Garanti Bankasi 144A 5.25% 9/13/22 #		355,000	353,138
144A 6.25% 4/20/21 #		590,000	608,594
Turkiye Is Bankasi 144A 7.00% 6/29/28 #µ		560,000	552,779
UBS 144A 2.355% (LIBOR03M + 0.32%) 12/7/18 #●		2,000,000	2,001,874
144A 2.627% (LIBOR03M + 0.58%) 6/8/20 #●		2,000,000	2,008,430
4.75% 5/22/23 µ		1,300,000	1,303,177
5.125% 5/15/24		200,000	204,562
7.625% 8/17/22		500,000	562,500
UBS Group 6.875% 12/29/49 µy		555,000	586,011
UBS Group Funding Switzerland 144A 2.859% 8/15/23 #µ		820,000	793,199
144A 3.00% 4/15/21 #		2,705,000	2,677,878
144A 3.491% 5/23/23 #		1,145,000	1,132,133
144A 3.50% (LIBOR03M + 1.78%) 4/14/21 #●		400,000	414,646
144A 4.125% 9/24/25 #		870,000	875,180
144A 4.125% 4/15/26 #		845,000	848,865
144A 4.253% 3/23/28 #		515,000	519,040
US Bancorp 2.375% 7/22/26		1,815,000	1,648,854
2.625% 1/24/22		1,435,000	1,414,437
3.15% 4/27/27		1,830,000	1,760,180
3.60% 9/11/24		1,275,000	1,278,642
USB Capital IX 3.50% (LIBOR03M + 1.02%)y●		1,820,000	1,645,826
Wells Fargo & Co. 2.55% 12/7/20		2,800,000	2,752,473
2.741% (LIBOR03M + 0.93%) 2/11/22 ●		200,000	201,334
3.00% 7/27/21	AUD	979,000	751,862
3.002% (LIBOR03M + 1.23%) 10/31/23 ●		1,440,000	1,461,850
3.50% 9/12/29	GBP	196,000	299,099
Westpac Banking 5.00%µy		280,000	259,035
Woori Bank 144A 4.75% 4/30/24 #		800,000	817,836

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Banking (continued)
Zions Bancorporation 4.50% 6/13/23	690,000	$702,866

		270,499,701

Basic Industry – 1.78%
AK Steel 6.375% 10/15/25	220,000	208,450
Allegheny Technologies 7.875% 8/15/23	205,000	223,706
Anglo American Capital 144A 4.75% 4/10/27 #	1,665,000	1,685,757
144A 4.875% 5/14/25 #	2,000,000	2,050,993
Barrick North America Finance 5.75% 5/1/43	1,530,000	1,787,657
BHP Billiton Finance USA 144A 6.25% 10/19/75 #µ	2,795,000	2,950,123
Braskem Netherlands Finance 144A 3.50% 1/10/23 #	320,000	308,640
144A 4.50% 1/10/28 #	905,000	882,058
Builders FirstSource 144A 5.625% 9/1/24 #	715,000	721,256
Chemours 5.375% 5/15/27	180,000	180,900
CK Hutchison International 17 144A 2.875% 4/5/22 #	655,000	642,692
CSN Resources 144A 7.625% 2/13/23 #	805,000	755,694
Cydsa 144A 6.25% 10/4/27 #	785,000	782,056
Dow Chemical 8.55% 5/15/19	3,662,000	3,887,711
Equate Petrochemical 144A 3.00% 3/3/22 #	625,000	604,561
First Quantum Minerals 144A 6.50% 3/1/24 #	465,000	441,750
144A 7.25% 4/1/23 #	830,000	819,625
FMG Resources August 2006 144A 4.75% 5/15/22 #	225,000	223,031
144A 5.125% 5/15/24 #	630,000	623,694
Freeport-McMoRan 4.55% 11/14/24	650,000	641,875
6.875% 2/15/23	410,000	441,775
Georgia-Pacific 144A 2.539% 11/15/19 #	1,050,000	1,043,780
8.00% 1/15/24	2,242,000	2,779,274
Hudbay Minerals 144A 7.25% 1/15/23 #	10,000	10,425
144A 7.625% 1/15/25 #	325,000	344,906
Joseph T Ryerson & Son 144A 11.00% 5/15/22 #	160,000	176,800
Kraton Polymers 144A 7.00% 4/15/25 #	120,000	124,800

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Basic Industry (continued)
Mexichem 144A 5.50% 1/15/48 #	915,000	$854,381
Mosaic 5.625% 11/15/43	540,000	565,670
Nexa Resources 144A 5.375% 5/4/27 #	1,150,000	1,180,188
NOVA Chemicals 144A 5.00% 5/1/25 #	526,000	506,117
144A 5.25% 6/1/27 #	180,000	171,450
Novelis 144A 6.25% 8/15/24 #	280,000	287,700
Novolipetsk Steel Via Steel Funding DAC 144A 4.00% 9/21/24 #	715,000	698,485
OCP 144A 4.50% 10/22/25 #	980,000	967,775
144A 6.875% 4/25/44 #	210,000	235,181
Olin 5.125% 9/15/27	360,000	355,950
Petkim Petrokimya Holding 144A 5.875% 1/26/23 #	675,000	662,739
Phosagro OAO via Phosagro Bond Funding DAC 144A 3.95% 11/3/21 #	955,000	947,121
PolyOne 5.25% 3/15/23	530,000	545,900
Summit Materials 8.50% 4/15/22	30,000	32,475
Suzano Austria 144A 7.00% 3/16/47 #	805,000	915,527
US Concrete 6.375% 6/1/24	600,000	625,500
Vedanta Resources 144A 6.125% 8/9/24 #	365,000	357,569
144A 6.375% 7/30/22 #	455,000	464,555
WR Grace & Co. 144A 5.625% 10/1/24 #	228,000	235,695

		35,953,967

Brokerage – 0.28%
Charles Schwab 5.00%µy	355,000	347,338
E*TRADE Financial 3.80% 8/24/27	655,000	636,791
5.30%µy	250,000	245,937
5.875%µy	950,000	973,750
Jefferies Group 4.15% 1/23/30	780,000	728,262
6.45% 6/8/27	331,000	374,352
6.50% 1/20/43	270,000	299,976
Lazard Group 3.75% 2/13/25	2,100,000	2,068,608

		5,675,014

Capital Goods – 1.27%
3M 2.875% 10/15/27	825,000	797,715

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Capital Goods (continued)
Advanced Disposal Services 144A 5.625% 11/15/24 #	80,000	$81,000
Allegion US Holding 3.20% 10/1/24	1,295,000	1,259,271
3.55% 10/1/27	25,000	23,847
Ardagh Packaging Finance 144A 6.00% 2/15/25 #	205,000	206,537
144A 7.25% 5/15/24 #	200,000	213,500
BMC East 144A 5.50% 10/1/24 #	250,000	250,625
Boise Cascade 144A 5.625% 9/1/24 #	750,000	770,625
BWAY Holding 144A 5.50% 4/15/24 #	460,000	464,025
CCL Industries 144A 3.25% 10/1/26 #	655,000	607,478
Corning 4.375% 11/15/57	485,000	447,737
Covanta Holding 5.875% 7/1/25	230,000	223,675
Crane 4.45% 12/15/23	1,050,000	1,073,389
CRH America Finance 144A 3.95% 4/4/28 #	705,000	703,720
Eaton 3.103% 9/15/27	55,000	51,811
General Electric 2.167% (LIBOR03M + 0.38%) 5/5/26 ●	920,000	878,648
4.65% 10/17/21	89,000	93,080
5.55% 5/4/20	470,000	492,217
6.00% 8/7/19	1,025,000	1,062,714
Grupo Cementos de Chihuahua 144A 5.25% 6/23/24 #	730,000	733,650
Harris 2.247% (LIBOR03M + 0.48%) 4/30/20 ●	2,100,000	2,101,736
2.431% (LIBOR03M + 0.48%) 2/27/19 ●	2,400,000	2,400,790
Heathrow Funding 144A 4.875% 7/15/21 #	200,000	211,317
Herc Rentals 144A 7.75% 6/1/24 #	434,000	471,975
Koppers 144A 6.00% 2/15/25 #	60,000	61,452
Leggett & Platt 3.50% 11/15/27	125,000	120,399
Lennox International 3.00% 11/15/23	710,000	692,412
Martin Marietta Materials 3.50% 12/15/27	385,000	367,381
4.25% 12/15/47	680,000	630,151

(continues)	65

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Capital Goods (continued)
Masco 5.95% 3/15/22	304,000	$329,180
New Enterprise Stone & Lime 144A 10.125% 4/1/22 #	405,000	436,387
Northrop Grumman 2.55% 10/15/22	735,000	712,811
3.25% 8/1/23	490,000	487,127
Nvent Finance 144A 3.95% 4/15/23 #	475,000	476,764
144A 4.55% 4/15/28 #	1,260,000	1,267,457
Parker-Hannifin 3.30% 11/21/24	65,000	64,650
Republic Services 3.375% 11/15/27	475,000	459,254
Siemens Financierings-maatschappij 144A 2.224% (LIBOR03M + 0.28%) 5/25/18 #●	610,000	610,093
Standard Industries 144A 5.00% 2/15/27 #	520,000	506,059
StandardAero Aviation Holdings 144A 10.00% 7/15/23 #	30,000	32,737
Textron 2.361% (LIBOR03M + 0.55%) 11/10/20 ●	1,900,000	1,898,662
TransDigm 6.375% 6/15/26	350,000	353,500
WestRock 144A 3.00% 9/15/24 #	480,000	459,358
Zekelman Industries 144A 9.875% 6/15/23 #	90,000	99,225

		25,686,141

Communications – 2.95%
Alibaba Group Holding 4.00% 12/6/37	545,000	521,343
Altice France 144A 6.25% 5/15/24 #	590,000	558,287
Amazon.com 144A 3.15% 8/22/27 #	1,700,000	1,642,377
AMC Networks 4.75% 8/1/25	440,000	425,097
AT&T 2.672% (LIBOR03M + 0.95%) 7/15/21 ●	500,000	505,527
2.723% (LIBOR03M + 0.89%) 2/14/23 ●	810,000	821,794
3.20% 3/1/22	100,000	99,532
3.40% 8/14/24	325,000	326,942
3.80% 3/1/24	100,000	100,250
3.90% 8/14/27	740,000	746,017
144A 4.10% 2/15/28 #	2,276,000	2,262,856

	Principal amount°		Value (US $)
Corporate Bonds (continued)
Communications (continued)
AT&T 144A 4.30% 2/15/30 #		690,000	$688,159
4.90% 8/14/37		2,105,000	2,127,051
144A 5.15% 11/15/46 #		220,000	225,311
5.25% 3/1/37		530,000	561,605
Baidu 4.375% 3/29/28		805,000	807,723
Bell Canada 3.35% 3/22/23	CAD	219,000	172,785
CCO Holdings 144A 5.00% 2/1/28 #		900,000	848,250
144A 5.125% 5/1/27 #		215,000	204,659
144A 5.50% 5/1/26 #		530,000	520,063
144A 5.75% 2/15/26 #		80,000	79,801
144A 5.875% 5/1/27 #		60,000	60,150
Charter Communications Operating 4.464% 7/23/22		800,000	818,266
Cincinnati Bell 144A 7.00% 7/15/24 #		185,000	166,500
Comunicaciones Celulares via Comcel Trust 144A 6.875% 2/6/24 #		795,000	833,335
Crown Castle Towers 144A 3.663% 5/15/25 #		110,000	109,201
144A 4.883% 8/15/20 #		2,090,000	2,164,568
Deutsche Telekom International Finance 1.25% 10/6/23	GBP	318,000	433,087
144A 1.95% 9/19/21 #		1,155,000	1,108,027
6.50% 4/8/22	GBP	36,000	60,004
Digicel Group 144A 7.125% 4/1/22 #		890,000	697,537
144A 8.25% 9/30/20 #		455,000	393,575
Discovery Communications 5.20% 9/20/47		1,765,000	1,764,902
DISH DBS 4.25% 4/1/18		200,000	200,000
Gray Television 144A 5.875% 7/15/26 #		415,000	404,625
GTP Acquisition Partners I 144A 2.35% 6/15/20 #		530,000	524,182
Level 3 Financing 5.375% 5/1/25		871,000	847,047
Myriad International Holdings 144A 4.85% 7/6/27 #		570,000	582,127
NBCUniversal Enterprise 144A 2.405% (LIBOR03M + 0.69%) 4/15/18 #●		840,000	840,088
Nexstar Broadcasting 144A 5.625% 8/1/24 #		635,000	623,697
SBA Tower Trust 144A 2.898% 10/8/19 #		600,000	596,990

	Principal amount°		Value (US $)
Corporate Bonds (continued)
Communications (continued)
Sirius XM Radio 144A 5.00% 8/1/27 #		100,000	$94,500
144A 5.375% 4/15/25 #		1,147,000	1,141,265
Sprint 7.125% 6/15/24		300,000	293,250
7.625% 3/1/26		200,000	195,750
7.875% 9/15/23		628,000	642,915
Sprint Capital 6.90% 5/1/19		1,300,000	1,342,250
Sprint Communications 7.00% 8/15/20		260,000	271,050
Sprint Spectrum 144A 4.738% 3/20/25 #		1,050,000	1,057,875
Telecom Italia 144A 5.303% 5/30/24 #		400,000	408,500
Telefonica Emisiones 4.895% 3/6/48		2,645,000	2,699,319
Time Warner Cable 6.75% 7/1/18		1,500,000	1,514,207
7.30% 7/1/38		2,120,000	2,542,286
Time Warner Entertainment 8.375% 3/15/23		1,415,000	1,680,616
T-Mobile USA 6.375% 3/1/25		50,000	52,375
6.50% 1/15/26		760,000	809,400
Tribune Media 5.875% 7/15/22		233,000	237,369
UPCB Finance IV 144A 5.375% 1/15/25 #		488,000	473,360
VEON Holdings 144A 4.95% 6/16/24 #		510,000	503,304
144A 5.95% 2/13/23 #		925,000	967,559
Verizon Communications 2.625% 2/21/20		850,000	846,288
3.125% 3/16/22		1,600,000	1,586,859
3.145% (LIBOR03M + 1.00%) 3/16/22 ●		1,800,000	1,835,424
3.25% 2/17/26	EUR	323,000	452,833
3.376% 2/15/25		2,691,000	2,647,633
3.857% (LIBOR03M + 1.75%) 9/14/18 ●		250,000	251,522
4.125% 3/16/27		1,500,000	1,521,209
4.125% 8/15/46		970,000	874,906
4.50% 8/17/27	AUD	900,000	710,604
4.50% 8/10/33		1,485,000	1,505,997
5.50% 3/16/47		380,000	421,977
Virgin Media Secured Finance 144A 5.25% 1/15/26 #		790,000	763,338
VTR Finance 144A 6.875% 1/15/24 #		855,000	892,629

	Principal amount°		Value (US $)
Corporate Bonds (continued)
Communications (continued)
Zayo Group 144A 5.75% 1/15/27 #		805,000	$787,894
6.375% 5/15/25		110,000	114,263

			59,613,863

Consumer Cyclical – 1.69%
AMC Entertainment Holdings 6.125% 5/15/27		405,000	399,937
American Axle & Manufacturing 6.25% 3/15/26		350,000	348,145
American Tire Distributors 144A 10.25% 3/1/22 #		60,000	61,575
Beacon Escrow 144A 4.875% 11/1/25 #		640,000	612,800
BMW US Capital 144A 1.50% 4/11/19 #		500,000	494,279
Boyd Gaming 6.375% 4/1/26		1,000,000	1,049,470
Daimler 2.75% 12/10/18	NOK	1,870,000	241,301
Daimler Finance North America 144A 2.00% 8/3/18 #		3,800,000	3,794,278
144A 3.35% 2/22/23 #		1,430,000	1,425,447
DR Horton 3.75% 3/1/19		200,000	200,951
4.00% 2/15/20		400,000	406,900
Ford Motor Credit 1.897% 8/12/19		1,000,000	984,629
2.24% 6/15/18		4,000,000	3,995,320
3.20% 1/15/21		4,200,000	4,167,464
3.565% (LIBOR03M + 1.27%) 3/28/22 ●		400,000	405,934
5.75% 2/1/21		700,000	740,888
General Motors 6.75% 4/1/46		245,000	284,955
General Motors Financial 4.375% 9/25/21		800,000	822,915
5.25% 3/1/26		725,000	766,544
GLP Capital 5.375% 4/15/26		730,000	742,775
Hyundai Capital America 144A 2.55% 2/6/19 #		715,000	713,172
144A 3.00% 3/18/21 #		580,000	573,412
JD.com 3.125% 4/29/21		930,000	912,661
KFC Holding 144A 5.25% 6/1/26 #		393,000	392,509
Lithia Motors 144A 5.25% 8/1/25 #		345,000	346,725
Live Nation Entertainment 144A 5.625% 3/15/26 #		215,000	218,225

(continues)	67

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Consumer Cyclical (continued)
Lowe’s 2.491% (LIBOR03M + 0.42%) 9/10/19 ●	520,000	$522,408
4.05% 5/3/47	170,000	168,159
Marriott International 4.50% 10/1/34	160,000	163,475
MGM Resorts International 4.625% 9/1/26	605,000	580,800
5.25% 3/31/20	200,000	205,522
New Red Finance 144A 5.00% 10/15/25 #	310,000	296,732
PACCAR Financial 2.625% (LIBOR03M + 0.60%) 12/6/18 ●	835,000	837,878
Penn National Gaming 144A 5.625% 1/15/27 #	930,000	895,125
Penske Automotive Group 5.50% 5/15/26	490,000	482,650
PulteGroup 5.00% 1/15/27	75,000	73,196
Royal Caribbean Cruises 3.70% 3/15/28	1,505,000	1,444,601
Schaeffler Finance 144A 4.75% 5/15/23 #	200,000	201,500
Scientific Games International 10.00% 12/1/22	575,000	621,359
Toyota Motor Credit 2.80% 7/13/22	420,000	416,145
Volkswagen Financial Services 2.375% 11/13/18	GBP 800,000	1,130,588
Wolverine World Wide 144A 5.00% 9/1/26 #	400,000	391,000
Wyndham Worldwide 4.15% 4/1/24	255,000	254,572
ZF North America Capital 144A 4.00% 4/29/20 #	250,000	252,813

		34,041,734

Consumer Non-Cyclical – 3.37%
Abbott Laboratories 2.90% 11/30/21	745,000	738,510
4.90% 11/30/46	1,700,000	1,868,079
AbbVie 2.85% 5/14/23	1,400,000	1,356,941
4.45% 5/14/46	955,000	951,827
Adani Abbot Point Terminal 144A 4.45% 12/15/22 #	1,500,000	1,414,949
Air Medical Group Holdings 144A 6.375% 5/15/23 #	110,000	104,775
Albertsons 5.75% 3/15/25	298,000	255,624

	Principal amount°		Value (US $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
Albertsons 6.625% 6/15/24		35,000	$31,544
Allergan Finance 3.25% 10/1/22		300,000	293,958
Allergan Funding 3.00% 3/12/20		900,000	895,678
3.45% 3/15/22		1,000,000	992,079
Amgen 4.00% 9/13/29	GBP	216,000	341,340
Anheuser-Busch InBev Finance 2.173% (LIBOR03M + 0.40%) 2/1/19 ●		490,000	491,038
2.65% 2/1/21		900,000	893,404
3.30% 2/1/23		2,650,000	2,653,522
3.65% 2/1/26		685,000	681,667
4.60% 4/15/48		685,000	709,028
5.375% 1/15/20		1,000,000	1,046,480
Atento Luxco 1 144A 6.125% 8/10/22 #		740,000	754,338
BAT Capital 144A 2.297% 8/14/20 #		275,000	269,740
144A 2.764% 8/15/22 #		440,000	425,887
144A 3.222% 8/15/24 #		1,975,000	1,906,020
BAT International Finance 144A 2.75% 6/15/20 #		700,000	694,301
Becton Dickinson 3.363% 6/6/24		1,375,000	1,324,697
Boston Scientific 2.85% 5/15/20		600,000	596,329
3.375% 5/15/22		800,000	797,995
4.00% 3/1/28		890,000	890,980
Campbell Soup 3.30% 3/15/21		385,000	387,487
3.65% 3/15/23		230,000	230,645
Cardinal Health 1.948% 6/14/19		1,200,000	1,187,249
Celgene 3.25% 2/20/23		320,000	314,196
3.90% 2/20/28		1,730,000	1,697,509
4.55% 2/20/48		585,000	574,773
Central Nippon Expressway 2.079% 11/5/19		1,200,000	1,185,007
Cott Holdings 144A 5.50% 4/1/25 #		380,000	376,200
CVS Health 2.125% 6/1/21		450,000	434,993
2.687% (LIBOR03M + 0.63%) 3/9/20 ●		1,400,000	1,405,646
3.35% 3/9/21		1,595,000	1,604,516

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
CVS Health 3.70% 3/9/23	940,000	$943,927
4.10% 3/25/25	1,030,000	1,037,935
4.30% 3/25/28	1,775,000	1,789,488
4.78% 3/25/38	370,000	375,570
CVS Pass Through Trust 144A 5.773% 1/10/33 #◆	79,841	85,415
DaVita 5.00% 5/1/25	516,000	500,030
Encompass Health 5.125% 3/15/23	235,000	239,113
5.75% 11/1/24	643,000	655,860
5.75% 9/15/25	270,000	276,750
ESAL 144A 6.25% 2/5/23 #	465,000	445,237
HCA 3.75% 3/15/19	2,600,000	2,616,380
5.375% 2/1/25	1,025,000	1,030,125
7.58% 9/15/25	30,000	33,037
Hill-Rom Holdings 144A 5.00% 2/15/25 #	245,000	244,081
144A 5.75% 9/1/23 #	325,000	338,000
Imperial Brands Finance 144A 2.95% 7/21/20 #	700,000	695,274
144A 3.75% 7/21/22 #	470,000	472,149
JBS USA 144A 5.75% 6/15/25 #	155,000	145,313
144A 5.875% 7/15/24 #	320,000	313,296
144A 6.75% 2/15/28 #	490,000	471,013
KAR Auction Services 144A 5.125% 6/1/25 #	200,000	199,500
Kernel Holding 144A 8.75% 1/31/22 #	890,000	960,515
Kraft Heinz Foods 2.631% (LIBOR03M + 0.82%) 8/10/22 ●	300,000	302,345
Marfrig Holdings Europe 144A 8.00% 6/8/23 #	935,000	944,350
Merck & Co. 2.233% (LIBOR03M + 0.36%) 5/18/18 ●	680,000	680,093
MHP 144A 6.95% 4/3/26 #	455,000	454,909
144A 7.75% 5/10/24 #	520,000	549,063
Molson Coors Brewing 4.20% 7/15/46	35,000	33,156
MPH Acquisition Holdings 144A 7.125% 6/1/24 #	330,000	341,550
Mylan 144A 4.55% 4/15/28 #	705,000	705,153

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
New York and Presbyterian Hospital 4.063% 8/1/56	690,000	$684,739
Nielsen Co. Luxembourg 144A 5.00% 2/1/25 #	790,000	781,113
Pernod Ricard 144A 4.45% 1/15/22 #	1,665,000	1,729,587
Pfizer 2.425% (LIBOR03M + 0.30%) 6/15/18 ●	754,000	754,171
Prime Security Services Borrower 144A 9.25% 5/15/23 #	605,000	657,181
Rede D’or Finance 144A 4.95% 1/17/28 #	945,000	899,522
Reynolds American 4.00% 6/12/22	900,000	916,186
Shire Acquisitions Investments Ireland 2.875% 9/23/23	300,000	286,652
Tenet Healthcare 144A 5.125% 5/1/25 #	1,105,000	1,066,325
Teva Pharmaceutical Finance Netherlands III 144A 6.00% 4/15/24 #	2,350,000	2,284,089
144A 6.75% 3/1/28 #	720,000	711,662
Thermo Fisher Scientific 3.00% 4/15/23	1,980,000	1,934,319
Tyson Foods 2.65% 8/15/19	1,500,000	1,491,885
Universal Health Services 144A 3.75% 8/1/19 #	1,400,000	1,412,250
144A 5.00% 6/1/26 #	210,000	212,100
Zimmer Biomet Holdings 3.15% 4/1/22	300,000	295,891
4.625% 11/30/19	1,270,000	1,303,394

		68,078,644

Energy – 3.97%
Abu Dhabi Crude Oil Pipeline 144A 3.65% 11/2/29 #	680,000	650,930
144A 4.60% 11/2/47 #	780,000	759,545
Alta Mesa Holdings 7.875% 12/15/24	80,000	83,700
Anadarko Petroleum 6.60% 3/15/46	1,555,000	1,958,948
Andeavor Logistics 5.25% 1/15/25	390,000	396,981
Cheniere Corpus Christi Holdings 5.875% 3/31/25	295,000	309,750
Chevron 2.555% (LIBOR03M + 0.53%) 3/3/22 ●	575,000	581,736
ConocoPhillips 2.739% (LIBOR03M + 0.90%) 5/15/22 ●	575,000	586,538

(continues)	69

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Energy (continued)
Crestwood Midstream Partners 5.75% 4/1/25	405,000	$402,975
Diamondback Energy 4.75% 11/1/24	775,000	769,187
Ecopetrol 5.875% 9/18/23	410,000	439,725
7.375% 9/18/43	270,000	317,587
Enbridge 2.108% (LIBOR03M + 0.40%) 1/10/20 ●	2,550,000	2,545,379
2.825% (LIBOR03M + 0.70%) 6/15/20 ●	1,350,000	1,355,597
3.70% 7/15/27	1,580,000	1,516,459
6.00% 1/15/77 µ	555,000	549,450
6.25% 3/1/78 µ	420,000	416,840
Energy Transfer Equity 5.50% 6/1/27	50,000	50,250
7.50% 10/15/20	475,000	512,703
Energy Transfer Partners 5.00% 10/1/22	1,500,000	1,560,415
5.75% 9/1/20	400,000	418,537
6.125% 12/15/45	1,370,000	1,424,535
6.625%µy	1,235,000	1,177,109
9.70% 3/15/19	694,000	736,213
Enlink Midstream Partners 6.00%µy	455,000	425,788
Enterprise Products Operating 4.25% 2/15/48	595,000	581,263
Exxon Mobil 2.395% (LIBOR03M + 0.37%) 3/6/22 ●	1,125,000	1,134,402
Florida Gas Transmission 144A 7.90% 5/15/19 #	320,000	337,596
Gazprom OAO Via Gaz Capital 144A 4.95% 3/23/27 #	1,065,000	1,058,757
Genesis Energy 6.75% 8/1/22	690,000	711,563
Gran Tierra Energy International Holdings 144A 6.25% 2/15/25 #	560,000	548,800
Gulfport Energy 6.00% 10/15/24	520,000	495,950
6.625% 5/1/23	245,000	248,675
Hilcorp Energy I 144A 5.75% 10/1/25 #	40,000	39,800
Holly Energy Partners 144A 6.00% 8/1/24 #	40,000	41,000
Kinder Morgan 4.30% 3/1/28	965,000	962,965

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Energy (continued)
Kinder Morgan Energy Partners 5.00% 10/1/21	620,000	$647,202
6.85% 2/15/20	2,000,000	2,125,656
9.00% 2/1/19	2,200,000	2,306,185
Laredo Petroleum 6.25% 3/15/23	285,000	287,137
Marathon Oil 5.20% 6/1/45	285,000	300,312
MPLX 4.50% 4/15/38	900,000	885,443
4.70% 4/15/48	1,065,000	1,046,561
4.875% 12/1/24	1,795,000	1,883,971
5.20% 3/1/47	125,000	130,898
Murphy Oil 6.875% 8/15/24	1,030,000	1,076,350
Murphy Oil USA 6.00% 8/15/23	895,000	926,325
Nabors Industries 144A 5.75% 2/1/25 #	315,000	297,675
Newfield Exploration 5.375% 1/1/26	50,000	51,875
5.75% 1/30/22	475,000	498,750
Noble Energy 3.85% 1/15/28	2,020,000	1,988,741
4.95% 8/15/47	155,000	161,839
5.05% 11/15/44	500,000	523,711
NuStar Logistics 5.625% 4/28/27	285,000	277,163
Oasis Petroleum 6.50% 11/1/21	260,000	264,550
6.875% 3/15/22	40,000	40,670
Occidental Petroleum 4.20% 3/15/48	1,145,000	1,154,243
ONEOK 7.50% 9/1/23	1,485,000	1,731,946
Pertamina Persero 144A 4.875% 5/3/22 #	525,000	542,920
144A 5.625% 5/20/43 #	255,000	262,089
Petrobras Global Finance 144A 5.299% 1/27/25 #	520,000	514,150
144A 5.999% 1/27/28 #	2,816,000	2,791,360
6.125% 1/17/22	500,000	535,500
6.75% 1/27/41	985,000	962,837
6.85% 6/5/15	1,700,000	1,615,000
7.25% 3/17/44	600,000	613,500
7.375% 1/17/27	385,000	417,533
Petroleos Mexicanos 5.721% (LIBOR03M + 3.65%) 3/11/22 ●	110,000	120,364
6.50% 3/13/27	390,000	417,007
6.75% 9/21/47	460,000	466,615

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Energy (continued)
Precision Drilling 144A 7.125% 1/15/26 #	165,000	$163,763
7.75% 12/15/23	235,000	245,281
QEP Resources 5.25% 5/1/23	565,000	546,660
Raizen Fuels Finance 144A 5.30% 1/20/27 #	430,000	435,590
Rio Energy 144A 6.875% 2/1/25 #	880,000	871,200
Rio Oil Finance Trust Series 2014-1 9.25% 7/6/24	174,200	189,965
Rockies Express Pipeline 144A 6.85% 7/15/18 #	500,000	505,050
Sabine Pass Liquefaction 5.625% 3/1/25	835,000	898,008
5.75% 5/15/24	6,950,000	7,487,304
5.875% 6/30/26	980,000	1,072,231
6.25% 3/15/22	400,000	434,288
SEPLAT Petroleum Development 144A 9.25% 4/1/23 #	530,000	531,325
Shell International Finance 2.261% (LIBOR03M + 0.45%) 5/11/20 ●	595,000	598,567
4.375% 5/11/45	151,000	160,570
Southwestern Energy 4.10% 3/15/22	220,000	211,750
6.70% 1/23/25	95,000	92,625
Spectra Energy Partners 2.725% (LIBOR03M + 0.70%) 6/5/20 ●	500,000	503,502
Statoil 2.251% (LIBOR03M + 0.46%) 11/8/18 ●	835,000	836,674
Summit Midstream Holdings 5.75% 4/15/25	425,000	406,937
Targa Resources Partners 5.375% 2/1/27	680,000	680,000
Tecpetrol 144A 4.875% 12/12/22 #	1,340,000	1,311,525
Tengizchevroil Finance Co. International 144A 4.00% 8/15/26 #	785,000	752,226
Transcanada Trust 5.875% 8/15/76 µ	560,000	585,200
Transcontinental Gas Pipe Line 144A 4.00% 3/15/28 #	405,000	396,029
144A 4.60% 3/15/48 #	470,000	455,936

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Energy (continued)
Transocean 144A 9.00% 7/15/23 #	70,000	$74,725
Transocean Proteus 144A 6.25% 12/1/24 #	292,500	298,716
Tullow Oil 144A 7.00% 3/1/25 #	960,000	961,200
Western Gas Partners 5.30% 3/1/48	590,000	585,540
WildHorse Resource Development 6.875% 2/1/25	80,000	80,600
Williams Partners 4.85% 3/1/48	370,000	367,052
Woodside Finance 144A 3.70% 9/15/26 #	400,000	394,337
144A 4.60% 5/10/21 #	400,000	412,193
144A 8.75% 3/1/19 #	1,125,000	1,186,197
YPF 144A 7.00% 12/15/47 #	470,000	422,530
144A 27.125%
(BADLARPP + 4.00%) 7/7/20 #●	1,205,000	970,025

		80,099,047

Finance Companies – 1.19%
AerCap Global Aviation Trust 144A 6.50% 6/15/45 #µ	1,585,000	1,717,744
AerCap Ireland Capital 3.65% 7/21/27	1,990,000	1,865,883
4.625% 10/30/20	1,000,000	1,029,799
Air Lease 3.00% 9/15/23	985,000	944,575
3.625% 4/1/27	715,000	682,549
Aviation Capital Group 144A 2.875% 9/17/18 #	300,000	299,915
144A 3.50% 11/1/27 #	480,000	450,955
144A 4.875% 10/1/25 #	1,090,000	1,144,090
144A 6.75% 4/6/21 #	500,000	550,333
BOC Aviation 144A 2.375% 9/15/21 #	910,000	876,546
2.375% 9/15/21	600,000	577,942
3.00% 5/23/22	300,000	291,623
Citicorp Lease Pass Through Trust Series 1999-1 144A 8.04% 12/15/19 #◆	148,870	160,867
GATX 2.507% (LIBOR03M + 0.72%) 11/5/21 ●	1,300,000	1,307,434
GE Capital International Funding Unlimited 2.342% 11/15/20	251,000	245,523

(continues)	71

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Finance Companies (continued)
International Lease Finance 6.25% 5/15/19	200,000	$206,907
144A 7.125% 9/1/18 #	100,000	101,676
8.625% 1/15/22	1,455,000	1,697,889
LeasePlan 144A 2.875% 1/22/19 #	1,600,000	1,595,300
Navient 5.50% 1/15/19	2,500,000	2,533,750
NFP 144A 6.875% 7/15/25 #	964,000	961,590
ORIX 3.20% 1/19/22	500,000	495,805
SMBC Aviation Capital
Finance 144A 3.00% 7/15/22 #	400,000	391,532
Springleaf Finance 8.25% 12/15/20	2,500,000	2,728,125
Temasek Financial I 144A 2.375% 1/23/23 #	560,000	542,985
Waha Aerospace 3.925% 7/28/20	525,000	530,712

		23,932,049

Insurance – 0.73%
Acrisure 144A 7.00% 11/15/25 #	940,000	904,750
AIA Group 144A 3.90% 4/6/28 #	1,000,000	1,010,547
Allstate 2.932% (LIBOR03M + 0.63%) 3/29/23 ●	200,000	200,521
Ambac Assurance 144A 5.10% 6/7/20 #	29,743	39,558
Ambac LSNI 144A 6.811% (LIBOR03M + 5.00%) 2/12/23 #●	142,988	144,775
AssuredPartners 144A 7.00% 8/15/25 #	1,038,000	1,027,620
Athene Global Funding 144A 3.538% (LIBOR03M + 1.23%) 7/1/22 #●	700,000	712,073
AXIS Specialty Finance 4.00% 12/6/27	1,170,000	1,129,858
HUB International 144A 7.875% 10/1/21 #	120,000	124,350
Liberty Mutual Group 144A 4.95% 5/1/22 #	320,000	338,107
MetLife 144A 9.25% 4/8/38 #	1,100,000	1,501,500
MetLife Capital Trust IV 144A 7.875% 12/15/37 #	300,000	378,000
Metropolitan Life Global Funding I 144A 3.45% 12/18/26 #	765,000	747,560

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Insurance (continued)
Nuveen Finance 144A 2.95% 11/1/19 #	1,130,000	$1,127,539
144A 4.125% 11/1/24 #	770,000	784,745
Progressive 2.45% 1/15/27	380,000	348,748
4.125% 4/15/47	20,000	20,254
Prudential Financial 5.375% 5/15/45 µ	765,000	785,081
USIS Merger Sub 144A 6.875% 5/1/25 #	1,338,000	1,341,345
Voya Financial 144A 4.70% 1/23/48 #µ	795,000	724,111
XLIT 4.179% (LIBOR03M + 2.46%) 12/29/49 y●	510,000	507,450
5.50% 3/31/45	725,000	796,859

		14,695,351

Natural Gas – 0.09%
AmeriGas Partners 5.875% 8/20/26	615,000	604,237
KazTransGas 144A 4.375% 9/26/27 #	630,000	606,551
Perusahaan Gas Negara Persero 144A 5.125% 5/16/24 #	615,000	635,956

		1,846,744

Real Estate Investment Trusts – 1.06%
Alexandria Real Estate Equities 3.45% 4/30/25	715,000	692,373
American Tower 3.60% 1/15/28	1,110,000	1,055,292
5.05% 9/1/20	500,000	520,628
American Tower Trust I 144A 3.07% 3/15/23 #	1,285,000	1,269,927
Corporate Office Properties 3.60% 5/15/23	690,000	676,232
5.25% 2/15/24	670,000	705,184
Crown Castle International 3.80% 2/15/28	2,125,000	2,046,453
5.25% 1/15/23	975,000	1,036,844
CubeSmart 3.125% 9/1/26	670,000	623,560
Digital Realty Trust 3.40% 10/1/20	2,100,000	2,113,531
Education Realty Operating Partnership 4.60% 12/1/24	950,000	964,698
Equinix 5.375% 5/15/27	350,000	356,125
ESH Hospitality 144A 5.25% 5/1/25 #	510,000	497,403

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Real Estate Investment Trusts (continued)
GEO Group 5.125% 4/1/23	140,000	$138,950
6.00% 4/15/26	85,000	83,725
Goodman US Finance Three 144A 3.70% 3/15/28 #	330,000	317,552
HCP 5.375% 2/1/21	359,000	377,625
Hospitality Properties Trust 4.50% 3/15/25	870,000	879,832
Host Hotels & Resorts 3.75% 10/15/23	1,270,000	1,256,430
3.875% 4/1/24	250,000	247,139
4.50% 2/1/26	45,000	45,604
Hudson Pacific Properties 3.95% 11/1/27	425,000	407,868
Iron Mountain US Holdings 144A 5.375% 6/1/26 #	380,000	365,275
Kilroy Realty 3.45% 12/15/24	720,000	699,304
Life Storage 3.50% 7/1/26	695,000	664,735
3.875% 12/15/27	175,000	168,764
Regency Centers 3.60% 2/1/27	125,000	119,963
SBA Communications 4.875% 9/1/24	525,000	516,469
WEA Finance 144A 3.25% 10/5/20 #	1,800,000	1,802,928
WP Carey 4.60% 4/1/24	695,000	712,978

		21,363,391

Technology – 0.99%
Analog Devices 2.95% 1/12/21	640,000	638,203
Apple 2.161% (LIBOR03M + 0.35%) 5/11/22 ●	1,040,000	1,047,059
2.30% (LIBOR03M + 0.50%) 2/9/22 ●	180,000	182,216
2.75% 1/13/25	2,215,000	2,132,610
Broadcom 3.00% 1/15/22	1,400,000	1,374,587
3.50% 1/15/28	895,000	842,382
CDK Global 144A 4.875% 6/1/27 #	305,000	294,325
5.00% 10/15/24	910,000	930,475
CDW Finance 5.00% 9/1/25	90,000	90,000
Cisco Systems 2.506% (LIBOR03M + 0.50%) 3/1/19 ●	650,000	652,783

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Technology (continued)
CommScope Technologies 144A 5.00% 3/15/27 #	740,000	$704,850
Dell International 4.42% 6/15/21	1,600,000	1,642,418
144A 4.42% 6/15/21 #	300,000	307,898
144A 5.45% 6/15/23 #	600,000	636,499
144A 6.02% 6/15/26 #	1,550,000	1,670,950
144A 8.10% 7/15/36 #	15,000	18,262
EMC 2.65% 6/1/20	900,000	870,154
First Data 144A 5.75% 1/15/24 #	510,000	515,100
Genesys Telecommunications Laboratories 144A 10.00% 11/30/24 #	20,000	22,250
Infor US 6.50% 5/15/22	70,000	71,575
International Business Machines 1.625% 5/15/20	440,000	429,989
NXP 144A 4.625% 6/1/23 #	575,000	586,673
Oracle 2.214% (LIBOR03M + 0.51%) 10/8/19 ●	940,000	946,261
Solera 144A 10.50% 3/1/24 #	50,000	55,875
Symantec 4.20% 9/15/20	2,000,000	2,029,597
144A 5.00% 4/15/25 #	530,000	535,687
Tencent Holdings 144A 3.925% 1/19/38 #	690,000	655,740

		19,884,418

Transportation – 0.74%
American Airlines 2011-1 Class A Pass Through Trust 5.25% 1/31/21 ◆	282,184	292,314
American Airlines 2015-1 Class A Pass Through Trust 3.375% 5/1/27 ◆	329,496	322,906
American Airlines 2015-2 Class AA Pass Through Trust 3.60% 9/22/27 ◆	221,797	219,978
American Airlines 2016-1 Class AA Pass Through Trust 3.575% 1/15/28 ◆	450,143	446,492
American Airlines 2016-3 Class AA Pass Through Trust 3.00% 10/15/28 ◆	1,264,102	1,197,092
AP Moller - Maersk 144A 2.875% 9/28/20 #	200,000	198,389
Avis Budget Car Rental 144A 6.375% 4/1/24 #	235,000	239,113

(continues)	73

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Transportation (continued)
Continental Airlines 2009-2 Class A Pass Through Trust 7.25% 11/10/19 ◆	567,087	$598,957
Delta Air Lines 3.625% 3/15/22	500,000	499,701
Delta Air Lines 2007-1 Class A Pass Through Trust 6.821% 8/10/22 ◆	233,148	257,944
Doric Nimrod Air Finance Alpha 2012-1 Class A Pass Through Trust 144A 5.125% 11/30/22 #◆	1,193,108	1,226,352
Kansas City Southern 3.00% 5/15/23	500,000	485,148
Latam Airlines 2015-1 Pass Through Trust Class A 4.20% 11/15/27 ◆	441,988	436,463
Penske Truck Leasing 144A 3.30% 4/1/21 #	435,000	435,969
144A 3.95% 3/10/25 #	1,000,000	1,003,087
144A 4.20% 4/1/27 #	1,275,000	1,286,826
Transnet SOC 144A 4.00% 7/26/22 #	575,000	561,895
United Airlines 2014-1 Class A Pass Through Trust 4.00% 4/11/26 ◆	301,106	304,902
United Airlines 2014-2 Class A Pass Through Trust 3.75% 9/3/26 ◆	557,241	554,204
United Airlines 2016-1 Class AA Pass Through Trust 3.10% 7/7/28 ◆	540,356	522,188
United Parcel Service 5.125% 4/1/19	2,210,000	2,270,691
United Rentals North America 5.50% 5/15/27	685,000	691,850
US Airways 2012-2 Class A Pass Through Trust 4.625% 6/3/25 ◆	500,043	516,545
XPO Logistics 144A 6.125% 9/1/23 #	406,000	420,718

		14,989,724

Utilities – 2.74%
Aegea Finance 144A 5.75% 10/10/24 #	785,000	781,075
AEP Texas 2.40% 10/1/22	245,000	235,974
AES Andres 144A 7.95% 5/11/26 #	840,000	901,034
AES Gener 144A 5.25% 8/15/21 #	20,000	20,528

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Utilities (continued)
Ameren Illinois 9.75% 11/15/18	2,110,000	$2,197,805
American Transmission Systems 144A 5.25% 1/15/22 #	2,445,000	2,604,836
Avangrid 3.15% 12/1/24	305,000	296,402
Berkshire Hathaway Energy 3.75% 11/15/23	1,145,000	1,168,622
Calpine 144A 5.25% 6/1/26 #	1,040,000	1,007,500
Cerro del Aguila 144A 4.125% 8/16/27 #	870,000	833,025
Cleveland Electric Illuminating 5.50% 8/15/24	515,000	572,258
CMS Energy 6.25% 2/1/20	1,080,000	1,138,886
ComEd Financing III 6.35% 3/15/33	680,000	729,300
Dominion Energy 2.00% 8/15/21	280,000	267,553
3.625% 12/1/24	820,000	813,453
DTE Energy 2.85% 10/1/26	475,000	437,986
3.30% 6/15/22	715,000	715,263
Duke Energy 1.80% 9/1/21	480,000	457,168
2.65% 9/1/26	205,000	187,318
3.15% 8/15/27	820,000	772,868
Dynegy 144A 8.00% 1/15/25 #	136,000	148,580
E.ON International Finance 144A 5.80% 4/30/18 #	200,000	200,458
Emera 6.75% 6/15/76 µ	1,365,000	1,481,025
Enel 144A 8.75% 9/24/73 #µ	1,605,000	1,907,944
Enel Finance International 144A 3.625% 5/25/27 #	2,905,000	2,770,203
Entergy Arkansas 3.75% 2/15/21	200,000	203,899
Entergy Louisiana 3.12% 9/1/27	80,000	77,047
4.05% 9/1/23	1,555,000	1,592,390
4.95% 1/15/45	235,000	240,311
Exelon 2.45% 4/15/21	200,000	195,575
3.497% 6/1/22	1,075,000	1,065,380
3.95% 6/15/25	670,000	672,639
FirstEnergy 2.85% 7/15/22	200,000	194,122
Fortis 2.10% 10/4/21	325,000	310,879
3.055% 10/4/26	1,245,000	1,155,182

	Principal amount°		Value (US $)
Corporate Bonds (continued)
Utilities (continued)
Great Plains Energy 4.85% 6/1/21		545,000	$564,521
Israel Electric 144A 4.25% 8/14/28 #		750,000	737,198
ITC Holdings 144A 2.70% 11/15/22 #		330,000	320,442
Jersey Central Power & Light 7.35% 2/1/19		1,000,000	1,035,417
Kansas City Power & Light 3.65% 8/15/25		1,350,000	1,355,384
LG&E &KU Energy 3.75% 11/15/20		165,000	167,410
4.375% 10/1/21		1,555,000	1,613,413
Majapahit Holding 7.75% 1/20/20		400,000	430,080
Mississippi Power 3.95% 3/30/28		795,000	801,014
National Rural Utilities Cooperative Finance 4.75% 4/30/43 µ		1,195,000	1,226,600
5.25% 4/20/46 µ		865,000	921,606
New York State Electric & Gas 144A 3.25% 12/1/26 #		1,015,000	989,648
Newfoundland & Labrador Hydro 3.60% 12/1/45	CAD	100,000	81,308
NextEra Energy Capital Holdings 2.70% 9/15/19		450,000	448,741
3.55% 5/1/27		385,000	374,602
NV Energy 6.25% 11/15/20		935,000	1,009,563
Pedernales Electric Cooperative (MBIA) 144A 6.202% 11/15/32 #		620,000	679,443
Pennsylvania Electric 5.20% 4/1/20		280,000	289,631
Perusahaan Listrik Negara 144A 4.125% 5/15/27 #		500,000	481,982
144A 5.25% 5/15/47 #		410,000	402,043
Public Service Co. of New Hampshire 3.50% 11/1/23		635,000	641,798
Public Service Co. of Oklahoma 5.15% 12/1/19		645,000	667,269
Puget Energy 6.50% 12/15/20		3,800,000	4,100,845
Sempra Energy 2.575% (LIBOR03M + 0.45%) 3/15/21 ●		2,050,000	2,056,694
2.90% 2/1/23		195,000	190,904
3.40% 2/1/28		540,000	517,471

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Utilities (continued)
Sempra Energy 3.80% 2/1/38	675,000	$637,139
Southern 2.95% 7/1/23	500,000	486,129
Southern Power 144A 2.752% (LIBOR03M + 0.55%) 12/20/20 #●	1,700,000	1,702,191
Southwestern Electric Power 3.85% 2/1/48	875,000	833,062
6.45% 1/15/19	690,000	709,766
Trans-Allegheny Interstate Line 144A 3.85% 6/1/25 #	525,000	528,797

		55,356,599

Total Corporate Bonds (cost $730,987,687)		731,716,387

Municipal Bonds – 0.82%

American Municipal Power, Ohio (Combined Hydroelectric Projects) Series B 8.084% 2/15/50	1,500,000	2,536,155
Buckeye, Ohio Tobacco Settlement Financing Authority (Asset-Backed Senior Turbo) Series A-2 5.875% 6/1/47	145,000	143,369
California State Various Purposes (Build America Bonds) 7.55% 4/1/39	395,000	602,967
(High Speed Passenger) Series C 2.663% 4/1/47 ●	1,250,000	1,259,675
Chicago, Illinois Transit Authority (Pension Funding) Series A 6.899% 12/1/40	1,800,000	2,380,032
(Retiree Health Care Funding) Series B 6.899% 12/1/40	1,800,000	2,380,032
Commonwealth of Massachusetts Series C 5.00% 10/1/25	50,000	59,056
Municipal Electric Authority of Georgia (Build America Bond Plant Vogtle Units 3 & 4 Project) 6.655% 4/1/57	1,800,000	2,221,902

(continues)	75

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
New Jersey Transportation Trust Fund Authority (Build America Bond) Series C 5.754% 12/15/28	1,590,000	$1,783,376
New York City, New York Transitional Finance Authority Future Tax Secured Revenue (Build America Bond) 5.508% 8/1/37	700,000	870,597
New York State Urban Development (Build America Bond) 5.77% 3/15/39	800,000	958,632
Oregon State Taxable Pension 5.892% 6/1/27	30,000	35,468
Pennsylvania Higher Education Assistance Agency Revenue (Guaranteed Student Loans) Series 2006-2 A3 2.086% (LIBOR03M + 0.13%) 10/25/36 ●	644,548	636,600
South Carolina Public Service Authority Series D 4.77% 12/1/45	145,000	158,189
Texas Water Development Board (2016 State Water Implementation) Series A 5.00% 10/15/45	130,000	146,294
Series B 5.00% 10/15/46	305,000	349,387

Total Municipal Bonds (cost $15,891,408)		16,521,731

Non-Agency Asset-Backed Securities – 4.38%
ABFC Trust Series 2006-HE1 A2D 2.092% (LIBOR01M + 0.22%, Floor 0.22%) 1/25/37 ●	390,070	264,758
Ally Master Owner Trust Series 2015-2 A1 2.347% (LIBOR01M + 0.57%, Floor 0.57%) 1/15/21 ●	1,200,000	1,203,615
American Express Credit Account Master Trust Series 2013-1 A 2.197% (LIBOR01M + 0.42%, Floor 0.42%) 2/16/21 ●	500,000	500,487

	Principal amount°	Value (US $)
Non-Agency Asset-Backed Securities (continued)
American Express Credit Account Master Trust Series 2013-2 A 2.197% (LIBOR01M + 0.42%, Floor 0.42%) 5/17/21 ●	530,000	$531,007
Series 2017-2 A 2.227% (LIBOR01M + 0.45%) 9/16/24 ●	135,000	136,223
Series 2017-5 A 2.157% (LIBOR01M + 0.38%) 2/18/25 ●	620,000	624,146
Series 2017-8 A 1.897% (LIBOR01M + 0.12%, Floor 0.12%) 5/16/22 ●	760,000	759,645
Argent Securities Asset-Backed Pass Through Certificates Series 2003-W9 M1 2.907% (LIBOR01M + 1.035%, Floor 0.69%) 1/25/34 ●	255,831	256,200
Argent Securities Trust Series 2006-M1 A2C 2.022% (LIBOR01M + 0.15%, Floor 0.15%) 7/25/36 ●	1,318,122	544,762
Series 2006-W4 A2C 2.032% (LIBOR01M + 0.16%, Floor 0.16%) 5/25/36 ●	688,504	263,583
Avis Budget Rental Car Funding AESOP Series 2014-1A A 144A 2.46% 7/20/20 #	665,000	662,438
Barclays Dryrock Issuance Trust Series 2017-1 A 2.107% (LIBOR01M + 0.33%, Floor 0.33%) 3/15/23 ●	1,220,000	1,224,169
Bayview Opportunity Master Fund IIIa Trust Series 2017-RN8 A1 144A 3.352% 11/28/32 #●	236,921	236,201
Bear Stearns Asset-Backed Securities I Trust Series 2005-FR1 M2 2.877% (LIBOR01M + 1.005%, Floor 0.67%) 6/25/35 ●	2,000,000	1,997,978
Series 2007-HE2 1A2 2.042% (LIBOR01M + 0.17%, Floor 0.17%) 3/25/37 ●	307,837	375,007

	Principal amount°	Value (US $)
Non-Agency Asset-Backed Securities (continued)
Bear Stearns Asset-Backed Securities Trust Series 2007-SD1 22A1 2.817% 10/25/36 ●	198,804	$146,034
BMW Floorplan Master Owner Trust Series 2015-1A A 144A 2.277% (LIBOR01M + 0.50%, Floor 0.50%) 7/15/20 #●	500,000	500,564
BMW Vehicle Lease Trust Series 2017-2 A2B 2.002% (LIBOR01M + 0.18%) 2/20/20 ●	890,000	890,160
Centex Home Equity Loan Trust Series 2002-A AF6 5.54% 1/25/32	863	874
Chase Issuance Trust Series 2013-A6 A6 2.197% (LIBOR01M + 0.42%, Floor 0.42%) 7/15/20 ●	500,000	500,519
Series 2014-A5 A5 2.147% (LIBOR01M + 0.37%, Floor 0.37%) 4/15/21 ●	500,000	501,292
Series 2016-A3 2.327% (LIBOR01M + 0.55%, Floor 0.55%) 6/15/23 ●	500,000	504,955
Series 2017-A1 A 2.077% (LIBOR01M + 0.30%) 1/18/22 ●	1,370,000	1,373,687
Citibank Credit Card Issuance Trust Series 2013-A2 A2 2.152% (LIBOR01M + 0.28%, Floor 0.28%) 5/26/20 ●	200,000	200,080
Series 2016-A3 A3 2.192% (LIBOR01M + 0.49%) 12/7/23 ●	500,000	504,142
Series 2017-A5 A5 2.474% (LIBOR01M + 0.62%, Floor 0.62%) 4/22/26 ●	1,195,000	1,203,202
Series 2017-A7 A7 2.081% (LIBOR01M + 0.37%) 8/8/24 ●	500,000	501,699
Series 2018-A2 A2 2.152% (LIBOR01M + 0.33%) 1/21/25 ●	515,000	515,000

	Principal amount°	Value (US $)
Non-Agency Asset-Backed Securities (continued)
Citicorp Residential Mortgage Trust Series 2006-3 A5 5.40% 11/25/36 ●	900,000	$930,925
CNH Equipment Trust Series 2016-B A2B 2.177% (LIBOR01M + 0.40%) 10/15/19 ●	12,724	12,726
Countrywide Asset-Backed Certificates Series 2004-3 2A 2.272% (LIBOR01M + 0.40%, Floor 0.20%) 8/25/34 ●	55,162	54,032
Series 2005-AB2 2A3 2.642% (LIBOR01M + 0.77%, Floor 0.39%) 11/25/35 ●	45,968	46,017
Series 2006-1 AF6 4.774% 7/25/36 ●	361,318	364,097
Series 2006-26 2A4 2.092% (LIBOR01M + 0.22%, Floor 0.22%) 6/25/37 ●	2,000,000	1,892,155
Series 2007-6 2A4 2.182% (LIBOR01M + 0.31%, Floor 0.31%) 9/25/37 ●	1,000,000	602,872
CSMC Series 2017-1A-A 4.50% 3/1/21	201,186	201,608
CWABS Asset-Backed Certificates Trust Series 2005-3 MV7 3.822% (LIBOR01M + 1.95%, Floor 1.30%) 8/25/35 ●	4,200,000	4,171,303
Series 2005-7 MV3 2.452% (LIBOR01M + 0.58%, Floor 0.58%) 11/25/35 ●	336,739	336,026
Series 2006-11 1AF6 4.40% 9/25/46 ●	235,468	227,625
Series 2006-17 2A2 2.022% (LIBOR01M + 0.15%, Floor 0.15%) 3/25/47 ●	1,964,256	1,887,502
Discover Card Execution Note Trust Series 2013-A6 A6 2.227% (LIBOR01M + 0.45%, Floor 0.45%) 4/15/21 ●	560,000	561,019

(continues)	77

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (US $)
Non-Agency Asset-Backed Securities (continued)
Discover Card Execution Note Trust Series 2014-A1 A1 2.207% (LIBOR01M + 0.43%, Floor 0.43%) 7/15/21 ●	1,190,000	$1,192,896
Series 2017-A1 A1 2.267% (LIBOR01M + 0.49%) 7/15/24 ●	1,205,000	1,215,941
Series 2017-A3 A3 2.007% (LIBOR01M + 0.23%) 10/17/22 ●	8,940,000	8,953,550
Series 2017-A5 A5 2.377% (LIBOR01M + 0.60%) 12/15/26 ●	1,940,000	1,956,650
Series 2017-A7 A7 2.137% (LIBOR01M + 0.36%) 4/15/25 ●	2,625,000	2,634,742
EquiFirst Mortgage Loan Trust Series 2004-2 M7 4.872% (LIBOR01M + 3.00%, Floor 2.00%) 10/25/34 ●	662,361	647,626
Ford Credit Auto Lease Trust Series 2017-B A2B 1.937% (LIBOR01M + 0.16%) 6/15/20 ●	930,000	929,814
Ford Credit Auto Owner Trust Series 2018-1 A 144A 3.19% 7/15/31 #	840,000	837,120
Golden Credit Card Trust Series 2014-2A A 144A 2.227% (LIBOR01M + 0.45%) 3/15/21 #●	420,000	421,005
GSAMP Trust Series 2006-FM3 A2D 2.102% (LIBOR01M + 0.23%, Floor 0.23%) 11/25/36 ●	1,097,417	662,035
Series 2007-SEA1 A 144A 2.172% (LIBOR01M + 0.30%, Floor 0.30%) 12/25/36 #●	978,630	944,730
HOA Funding Series 2014-1A A2 144A 4.846% 8/20/44 #	1,004,400	978,959
Home Equity Mortgage Loan Asset-Backed Trust Series 2007-A 2A3 2.112% (LIBOR01M + 0.24%, Floor 0.24%) 4/25/37 ●	1,595,067	1,200,624

	Principal amount°	Value (US $)
Non-Agency Asset-Backed Securities (continued)
HSI Asset Securitization Trust Series 2006-HE1 2A1 1.922% (LIBOR01M + 0.05%, Floor 0.05%) 10/25/36 ●	32,700	$16,887
JPMorgan Mortgage Acquisition Trust Series 2006-CW2 AV5 2.112% (LIBOR01M + 0.24%, Floor 0.24%) 8/25/36 ●	500,000	450,942
Long Beach Mortgage Loan Trust Series 2006-1 2A4 2.172% (LIBOR01M + 0.30%, Floor 0.30%) 2/25/36 ●	3,442,562	2,917,723
Series 2006-7 1A 2.027% (LIBOR01M + 0.155%, Floor 0.16%) 8/25/36 ●	3,755,211	2,512,979
Mercedes-Benz Master Owner Trust Series 2016-AA A 144A 2.357% (LIBOR01M + 0.58%) 5/15/20 #●	915,000	915,549
Series 2016-BA A 144A 2.477% (LIBOR01M + 0.70%, Floor 0.75%) 5/17/21 #●	1,021,000	1,026,938
Merrill Lynch Mortgage Investors Trust Series 2006-FF1 M2 2.162% (LIBOR01M + 0.29%, Floor 0.29%) 8/25/36 ●	1,730,851	1,730,888
Morgan Stanley ABS Capital I Trust Series 2007-HE1 A2C 2.022% (LIBOR01M + 0.15%, Floor 0.15%) 11/25/36 ●	5,454,485	3,750,277
Series 2007-HE5 A2D 2.212% (LIBOR01M + 0.34%, Floor 0.34%) 3/25/37 ●	3,685,944	1,949,916
Navistar Financial Dealer Note Master Owner Trust II Series 2016-1 A 144A 3.222% (LIBOR01M + 1.35%) 9/27/21 #●	525,000	527,386

	Principal amount°	Value (US $)
Non-Agency Asset-Backed Securities (continued)
New Century Home Equity Loan Trust Series 2005-1 M2 2.592% (LIBOR01M + 0.72%, Cap 12.50%, Floor 0.48%) 3/25/35 ●	233,599	$221,896
New Residential Mortgage Loan Trust Series 2017-6A A1 144A 4.00% 8/27/57 #●	266,100	270,168
Series 2018-1A A1A 144A 4.00% 12/25/57 #●	300,853	307,531
Nissan Auto Receivables Owner Trust Series 2016-C A2A 1.07% 5/15/19	25,488	25,479
Option One Mortgage Loan Trust Series 2005-1 M1 2.652% (LIBOR01M + 0.78%, Floor 0.52%) 2/25/35 ●	2,155,252	2,005,382
Series 2007-4 2A4 2.182% (LIBOR01M + 0.31%, Floor 0.31%) 4/25/37 ●	6,950,068	4,394,911
PFS Financing Series 2018-A A 144A 2.177% (LIBOR01M + 0.40%) 2/15/22 #●	445,000	444,989
RAAC Trust Series 2005-SP2 2A 2.172% (LIBOR01M + 0.30%, Cap 14.00%, Floor 0.30%) 6/25/44 ●	507,990	458,028
RAMP Trust Series 2006-RZ5 A2 2.052% (LIBOR01M + 0.18%, Cap 14.00%, Floor 0.18%) 8/25/46 ●	6,389	6,389
Series 2007-RZ1 A2 2.032% (LIBOR01M + 0.16%, Cap 14.00%, Floor 0.16%) 2/25/37 ●	461,761	457,787
Rise Series 2014-1 A 4.75% 2/15/39 ●	1,729,920	1,732,515
Sofi Consumer Loan Program Series 2017-3 A 144A 2.77% 5/25/26 #	1,497,254	1,486,922
Series 2018-1 A1 144A 2.55% 2/25/27 #	1,311,192	1,307,127

	Principal amount°	Value (US $)
Non-Agency Asset-Backed Securities (continued)
Sofi Professional Loan Program Series 2016-F A2 144A 3.02% 2/25/40 #	502,880	$494,470
Soundview Home Loan Trust Series 2006-WF2 A1 2.002% (LIBOR01M + 0.13%, Floor 0.13%) 12/25/36 ●	327,889	326,934
SpringCastle America Funding Series 2016-AA A 144A 3.05% 4/25/29 #	2,791,152	2,787,469
Structured Asset Investment Loan Trust Series 2003-BC2 M1 3.252% (LIBOR01M + 1.38%, Floor 0.92%) 4/25/33 ●	15,778	15,434
Structured Asset Securities Mortgage Loan Trust Series 2006-BC1 A6 2.142% (LIBOR01M + 0.27%, Floor 0.27%) 3/25/36 ●	1,800,000	1,490,203
Towd Point Mortgage Trust Series 2017-1 A1 144A 2.75% 10/25/56 #●	335,278	331,556
Series 2017-2 A1 144A 2.75% 4/25/57 #●	184,896	183,551
Series 2017-4 M1 144A 3.25% 6/25/57 #●	615,000	589,697
Series 2018-1 A1 144A 3.00% 1/25/58 #●	304,573	302,948
Verizon Owner Trust Series 2016-2A A 144A 1.68% 5/20/21 #	680,000	672,333
VOLT LIX Series 2017-NPL6 A1 144A 3.25% 5/25/47 #~	59,756	59,478
VOLT LVIII Series 2017-NPL5 A1 144A 3.375% 5/28/47 #~	227,019	226,639
VOLT LX Series 2017-NPL7 A1 144A 3.25% 6/25/47 #~	186,925	186,130
VOLT LXI Series 2017-NPL8 A1 144A 3.125% 6/25/47 #~	61,866	61,548
VOLT LXIII Series 2017-NP10 A1 144A 3.00% 10/25/47 #~	499,682	495,013

(continues)	79

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (US $)
Non-Agency Asset-Backed Securities (continued)
VOLT XL Series 2015-NP14 A1 144A 4.375% 11/27/45 #~	66,069	$66,068
Wendys Funding Series 2018-1A A2I 144A 3.573% 3/15/48 #	478,800	472,978

Total Non-Agency Asset-Backed Securities (cost $85,526,327)		88,467,084

Non-Agency Collateralized Mortgage Obligations – 1.53%
Alternative Loan Trust Resecuritization Series 2008-2R 3A1 6.00% 8/25/37 ●	1,337,795	1,066,549
ARM Mortgage Trust Series 2004-5 3A1 3.748% 4/25/35 ●	547,546	551,314
Series 2005-10 3A31 3.461% 1/25/36 ●	232,206	222,723
Series 2006-2 1A4 3.827% 5/25/36 ●	939,752	872,081
Banc of America Funding Trust Series 2005-E 7A1 2.207% (COF 11 + 1.43%, Floor 1.43%) 6/20/35 ●	203,885	170,103
Series 2006-I 1A1 3.454% 12/20/36 ●	310,680	313,962
Banc of America Mortgage Trust Series 2003-D 2A1 3.927% 5/25/33 ●	266,204	269,958
Bank of America Alternative Loan Trust Series 2005-6 7A1 5.50% 7/25/20	27,883	26,460
Bear Stearns ARM Trust Series 2003-5 2A1 3.475% 8/25/33 ●	49,330	49,331
Chase Mortgage Finance Trust Series 2005-A1 3A1 3.373% 12/25/35 ●	121,273	119,436
CHL Mortgage Pass Through Trust Series 2007-4 1A1 6.00% 5/25/37 ◆	1,211,959	986,004
CSMC Mortgage-Backed Trust Series 2005-1R 2A5 144A 5.75% 12/26/35 #	1,398,314	1,320,308
Series 2007-1 5A14 6.00% 2/25/37	269,157	243,094

	Principal amount°	Value (US $)
Non-Agency Collateralized Mortgage Obligations (continued)
CSMC Mortgage-Backed Trust Series 2007-3 4A6 2.122% (LIBOR01M + 0.25%, Cap 7.00%, Floor 0.25%) 4/25/37 ●	236,981	$202,621
Series 2007-3 4A12 4.879% (6.75% minus LIBOR01M, Cap 6.75%) 4/25/37 S●	242,490	29,819
Series 2007-3 4A15 5.50% 4/25/37	105,227	104,108
Flagstar Mortgage Trust Series 2018-1 A5 144A 3.50% 3/25/48 #●	636,991	635,299
Galton Funding Mortgage Trust Series 2018-1 A43 144A 3.50% 11/25/57 #●	533,597	535,173
GMACM Mortgage Loan Trust Series 2006-J1 A1 5.75% 4/25/36	47,950	47,107
GSR Mortgage Loan Trust Series 2007-AR1 2A1 3.546% 3/25/47 ●	924,406	850,209
JPMorgan Mortgage Trust Series 2006-A6 2A4L 3.673% 10/25/36 ●	554,902	502,389
Series 2006-A7 2A2 3.589% 1/25/37 ●	102,382	103,315
Series 2007-A1 6A1 3.631% 7/25/35 ●	171,050	171,454
Series 2014-2 B1 144A 3.424% 6/25/29 #●	71,120	70,506
Series 2014-2 B2 144A 3.424% 6/25/29 #●	71,120	70,050
Series 2015-1 B1 144A 2.717% 12/25/44 #●	648,322	645,689
Series 2015-4 B1 144A 3.624% 6/25/45 #●	801,863	788,117
Series 2015-4 B2 144A 3.624% 6/25/45 #●	342,717	330,019
Series 2015-5 B2 144A 2.889% 5/25/45 #●	625,625	615,159
Series 2015-6 B1 144A 3.616% 10/25/45 #●	345,864	337,170
Series 2015-6 B2 144A 3.616% 10/25/45 #●	336,516	319,880
Series 2016-4 B1 144A 3.901% 10/25/46 #●	241,487	242,020
Series 2016-4 B2 144A 3.901% 10/25/46 #●	410,528	406,517

	Principal amount°		Value (US $)
Non-Agency Collateralized Mortgage Obligations (continued)
JPMorgan Mortgage Trust Series 2017-1 B2 144A 3.554% 1/25/47 #●		718,021	$693,227
Series 2017-2 A3 144A 3.50% 5/25/47 #●		332,259	329,508
Series 2017-6 B1 144A 3.857% 12/25/48 #=●		467,771	452,605
Series 2018-3 A5 144A 3.50% 4/25/48 #●		750,000	747,825
Lehman Mortgage Trust Series 2007-10 2A2 6.50% 1/25/38		1,770,080	1,325,172
Ludgate Funding Series 2006-1X A2A 0.769% (BP0003M + 0.19%) 12/1/60 ●	GBP	1,658,679	2,240,667
Series 2008-W1X A1 1.119% (BP0003M + 0.60%) 1/1/61 ●	GBP	729,126	1,006,186
Mansard Mortgages Parent Series 2007-1X A2 0.702% (BP0003M + 0.18%) 4/15/47 ●	GBP	781,943	1,060,768
MASTR Alternative Loan Trust Series 2004-3 8A1 7.00% 4/25/34		2,438	2,569
Series 2004-5 6A1 7.00% 6/25/34		37,329	38,975
MASTR ARM Trust Series 2004-4 4A1 3.581% 5/25/34 ●		85,848	85,621
Merrill Lynch Mortgage Investors Trust Series 2004-A1 2A2 3.543% 2/25/34 ●		6,334	6,341
New Residential Mortgage Loan Trust Series 2017-2A A4 144A 4.00% 3/25/57 #●		612,487	619,879
Opteum Mortgage Acceptance Trust Series 2006-1 2A1 5.75% 4/25/36 ●		434,445	435,784
Reperforming Loan REMIC Trust Series 2006-R1 AF1 144A 2.212% (LIBOR01M + 0.34%, Cap 9.50%, Floor 0.34%) 1/25/36 #●		1,337,790	1,265,956
RFMSI Trust Series 2004-S9 2A1 4.75% 12/25/19		34,987	35,025

	Principal amount°		Value (US $)
Non-Agency Collateralized Mortgage Obligations (continued)
Sequoia Mortgage Trust Series 2004-5 A3 2.192% (LIBOR06M + 0.56%, Cap 11.50%, Floor 0.28%) 6/20/34 ●		213,828	$205,580
Series 2007-1 4A1 3.602% 9/20/46 ●		663,986	548,768
Series 2015-1 B2 144A 3.875% 1/25/45 #●		365,448	368,390
Series 2017-4 A1 144A 3.50% 7/25/47 #●		355,966	352,897
Structured ARM Loan Trust Series 2006-1 7A4 3.569% 2/25/36 ●		473,310	444,805
Structured Asset Mortgage Investments II Trust Series 2005-AR5 A2 2.058% (LIBOR01M + 0.25%, Cap 11.00%, Floor 0.25%) 7/19/35 ●		411,449	402,289
Thrones Series 2013-1 A 2.023% (BP0003M + 1.50%) 7/20/44 ●	GBP	1,063,966	1,496,684
TORRENS Series 2010-2 A4 2.87% (BBSW1M + 1.10%) 9/14/41 ●	AUD	1,163,192	895,218
WaMu Mortgage Pass Through Certificates Trust Series 2005-AR16 1A3 3.392% 12/25/35 ◆●		490,643	476,490
Series 2007-HY1 3A3 3.316% 2/25/37 ◆●		266,446	254,968
Series 2007-HY7 4A1 3.396% 7/25/37 ◆●		549,493	509,364
Washington Mutual Mortgage Pass Through Certificates Trust Series 2005-1 5A2 6.00% 3/25/35 ◆		21,197	4,803
Wells Fargo Mortgage-Backed Securities Trust Series 2005-AR16 2A1 3.807% 2/25/34 ●		132,488	135,696
Series 2006-2 3A1 5.75% 3/25/36		56,466	55,481
Series 2006-3 A11 5.50% 3/25/36		83,080	84,961
Series 2006-6 1A3 5.75% 5/25/36		37,645	37,717

(continues)	81

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (US $)
Non-Agency Collateralized Mortgage Obligations (continued)
Wells Fargo Mortgage-Backed Securities Trust Series 2006-AR5 2A1 4.045% 4/25/36 ●	46,128	$43,727
Series 2006-AR11 A6 3.489% 8/25/36 ●	517,938	495,231
Series 2006-AR17 A1 3.631% 10/25/36 ●	293,641	286,622
Series 2007-10 1A36 6.00% 7/25/37	216,001	215,544

Total Non-Agency Collateralized Mortgage Obligations (cost $31,605,587)		30,879,287

Non-Agency Commercial Mortgage-Backed Securities – 3.65%
Banc of America Commercial Mortgage Trust Series 2017-BNK3 C 4.352% 2/15/50 ●	325,000	325,240
BANK Series 2017-BNK5 A5 3.39% 6/15/60	1,430,000	1,411,733
Series 2017-BNK5 B 3.896% 6/15/60 ●	605,000	610,264
Series 2017-BNK7 A5 3.435% 9/15/60	715,000	710,254
Series 2017-BNK7 B 3.949% 9/15/60	1,085,000	1,098,915
Series 2017-BNK8 A4 3.488% 11/15/50	515,000	513,650
BBCMS Trust Series 2015-STP A 144A 3.323% 9/10/28 #	4,306,285	4,322,886
BENCHMARK Mortgage Trust Series 2018-B1 A5 3.666% 1/15/51	2,370,000	2,392,032
BX Trust Series 2017-APPL A 144A 2.657% (LIBOR01M + 0.88%, Floor 0.88%) 7/15/34 #●	542,624	544,328
Caesars Palace Las Vegas Trust Series 2017-VICI A 144A 3.531% 10/15/34 #	650,000	656,170
CD Mortgage Trust Series 2016-CD2 A4 3.526% 11/10/49 ●	620,000	619,803
Series 2017-CD6 B 3.911% 11/13/50 ●	440,000	441,949

	Principal amount°	Value (US $)
Non-Agency Commercial Mortgage-Backed Securities (continued)
CFCRE Commercial Mortgage Trust Series 2016-C7 A3 3.839% 12/10/54	1,100,000	$1,115,305
Citigroup Commercial Mortgage Trust Series 2014-GC25 A4 3.635% 10/10/47	785,000	795,871
Series 2015-GC27 A5 3.137% 2/10/48	3,085,000	3,033,716
Series 2016-P3 A4 3.329% 4/15/49	1,895,000	1,874,543
Series 2017-C4 A4 3.471% 10/12/50	635,000	629,253
COMM Mortgage Trust Series 2013-WWP A2 144A 3.424% 3/10/31 #	1,100,000	1,121,146
Series 2014-CR20 AM 3.938% 11/10/47	2,225,000	2,270,667
Series 2015-3BP A 144A 3.178% 2/10/35 #	605,000	596,124
Series 2015-CR23 A4 3.497% 5/10/48	780,000	781,782
Commercial Mortgage Pass Through Certificates Series 2016-CR28 A4 3.762% 2/10/49 ◆	1,295,000	1,313,531
DBJPM Mortgage Trust Series 2016-C1 A4 3.276% 5/10/49	1,970,000	1,942,495
Series 2016-C3 A5 2.89% 9/10/49	945,000	901,365
DBUBS Mortgage Trust Series 2011-LC1A C 144A 5.699% 11/10/46 #●	955,000	1,007,582
GRACE Mortgage Trust Series 2014-GRCE A 144A 3.369% 6/10/28 #	2,200,000	2,223,161
Series 2014-GRCE B 144A 3.52% 6/10/28 #	1,455,000	1,450,771
GS Mortgage Securities II Series 2018-GS9 A4 3.992% 3/10/51	560,000	578,644
GS Mortgage Securities Trust Series 2010-C1 C 144A 5.635% 8/10/43 #●	375,000	386,448
Series 2016-RENT A 144A 3.203% 2/10/29 #	2,300,000	2,306,730
Series 2017-GS5 A4 3.674% 3/10/50	1,205,000	1,217,744

	Principal amount°	Value (US $)

Non-Agency Commercial Mortgage-Backed Securities (continued)

GS Mortgage Securities Trust Series 2017-GS6 A3 3.433% 5/10/50	1,935,000	$1,919,637
Series 2017-GS6 XA 1.051% 5/10/50 ●	21,958,170	1,702,893
JPMBB Commercial Mortgage Securities Trust Series 2015-C31 A3 3.801% 8/15/48	4,250,000	4,331,844
Series 2015-C33 A4 3.77% 12/15/48	570,000	581,537
JPMDB Commercial Mortgage Securities Trust Series 2016-C2 A4 3.144% 6/15/49	1,640,000	1,596,674
Series 2016-C4 A3 3.141% 12/15/49	1,065,000	1,033,522
Series 2017-C7 A5 3.409% 10/15/50	1,395,000	1,377,462
JPMorgan Chase Commercial Mortgage Securities Trust Series 2005-CB11 E 5.548% 8/12/37 ●	230,000	232,739
Series 2013-LC11 B 3.499% 4/15/46	355,000	348,699
Series 2016-JP2 A4 2.822% 8/15/49	2,555,000	2,424,375
Series 2016-JP2 AS 3.056% 8/15/49	1,250,000	1,190,953
Series 2016-JP3 B 3.397% 8/15/49 ●	1,550,000	1,489,587
Series 2016-WIKI A 144A 2.798% 10/5/31 #	705,000	695,046
Series 2016-WIKI B 144A 3.201% 10/5/31 #	690,000	682,058
LB-UBS Commercial Mortgage Trust Series 2006-C6 AJ 5.452% 9/15/39 ●	708,412	561,258
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C23 A4 3.719% 7/15/50	1,275,000	1,294,995
Series 2015-C26 A5 3.531% 10/15/48	820,000	822,574
Series 2015-C27 ASB 3.557% 12/15/47	2,200,000	2,240,953
Series 2016-C29 A4 3.325% 5/15/49	795,000	785,093

	Principal amount°		Value (US $)

Non-Agency Commercial Mortgage-Backed Securities (continued)

Morgan Stanley Capital I Trust Series 2014-CPT AM 144A 3.402% 7/13/29 #●		2,200,000	$2,208,910
Series 2016-BNK2 A4 3.049% 11/15/49		2,066,000	1,993,616
UBS Commercial Mortgage Trust Series 2018-C9 A4 4.117% 3/15/51		970,000	1,004,721
Wells Fargo Commercial Mortgage Trust Series 2014-LC18 A5 3.405% 12/15/47		275,000	274,506
Series 2015-C30 XA 0.951% 9/15/58 ●		6,360,929	341,410
Series 2015-NXS3 A4 3.617% 9/15/57		510,000	513,462
Series 2016-BNK1 A3 2.652% 8/15/49		1,220,000	1,144,996
Series 2017-C38 A5 3.453% 7/15/50		905,000	897,750
Series 2017-RB1 XA 1.284% 3/15/50 ●		8,501,201	757,477

Total Non-Agency Commercial Mortgage-Backed Securities (cost $76,062,047)			73,642,849

Regional Bonds – 0.52%Δ

Argentina – 0.05%
Provincia de Cordoba 144A 7.125% 8/1/27 #		675,000	671,463
144A 7.45% 9/1/24 #		395,000	416,330

			1,087,793

Australia – 0.05%
New South Wales Treasury 4.00% 5/20/26	AUD	404,900	336,937
Queensland Treasury 144A 2.75% 8/20/27 #	AUD	446,000	333,140
144A 3.25% 7/21/28 #	AUD	495,000	384,170

			1,054,247

Canada – 0.16%
Province of New Brunswick 2.50% 12/12/22		300,000	293,795
Province of Ontario 2.60% 6/2/27	CAD	203,000	155,697
3.45% 6/2/45	CAD	551,000	460,704
Province of Quebec 1.65% 3/3/22	CAD	419,000	318,139

(continues)	83

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°		Value (US $)
Regional BondsΔ (continued)
Canada (continued)
Province of Quebec 2.75% 4/12/27		1,805,000	$1,746,182
6.00% 10/1/29	CAD	155,000	157,591

			3,132,108

Finland – 0.02%
Municipality Finance 144A 1.963% (LIBOR03M + 0.17%) 2/7/20 #●		485,000	486,246

			486,246

Japan – 0.05%
Japan Finance Organization For Municipalities 2.125% 3/6/19		900,000	896,290

			896,290

Spain – 0.19%
Autonomous Community of Catalonia 4.90% 9/15/21	EUR	1,800,000	2,401,961
4.95% 2/11/20	EUR	1,100,000	1,453,336

			3,855,297

Total Regional Bonds (cost $10,351,557)			10,511,981

Loan Agreements – 5.72%
Acrisure Tranche B 1st Lien 5.991% (LIBOR03M + 4.25%) 11/22/23 ●		905,000	920,272
Air Medical Group Holdings 1st Lien 4.936% (LIBOR03M + 3.25%) 4/28/22 ●		1,235,409	1,242,069
Albertsons Tranche B 1st Lien 4.627% (LIBOR03M + 2.75%) 8/25/21 ●		1,030,565	1,020,546
Alpha 3 Tranche B1 1st Lien 5.302% (LIBOR03M + 3.00%) 1/31/24 ●		198,500	200,237
Altice France Tranche B 1st Lien 4.522% (LIBOR03M + 2.75%) 7/18/25 ●		1,404,388	1,364,011
Altice France Tranche B12 1st Lien 4.72% (LIBOR03M + 3.00%) 1/31/26 ●		637,044	618,252
American Airlines Tranche B 1st Lien 3.777% (LIBOR03M + 2.00%) 12/14/23 ●		1,228,083	1,230,606

	Principal amount°	Value (US $)
Loan Agreements (continued)
American Tire Distributors 1st Lien 6.244% (LIBOR03M + 4.25%) 9/1/21 ●	567,602	$575,140
Applied Systems 2nd Lien 8.693% (LIBOR03M + 7.00%) 9/19/25 ●	765,000	792,731
Aramark Services Tranche B 1st Lien 3.877% (LIBOR03M + 2.00%) 3/11/25 ●	384,038	387,718
Assured Partners Tranche B 1st Lien 5.377% (LIBOR03M + 3.50%) 10/22/24 ●	1,006,994	1,010,518
5.609% 10/22/24 ●	155,000	155,000
ATI Holdings Acquisition Tranche B 1st Lien 5.204% (LIBOR03M + 3.50%) 5/10/23 ●	850,392	857,434
ATS Consolidated Tranche B 1st Lien 5.398% (LIBOR03M + 3.75%) 3/1/25 ●	785,000	792,850
Avaya Tranche B Exit 1st Lien 6.536% (LIBOR03M + 4.75%) 12/15/24 ●	219,450	221,393
Avis Budget Car Rental Tranche B 1st Lien 3.65% (LIBOR03M + 2.00%) 2/13/25 ●	558,600	560,258
Blue Ribbon 1st Lien 5.695% (LIBOR03M + 4.00%) 11/13/21 ●	726,558	726,103
Builders FirstSource 1st Lien 5.302% (LIBOR03M + 3.00%) 2/29/24 ●	1,998,763	2,009,470
BWAY Tranche B 1st Lien 4.958% (LIBOR03M + 3.25%) 4/3/24 ●	977,613	983,621
Calpine Construction Finance 1st Lien 4.377% (LIBOR03M + 2.50%) 1/15/25 ●	253,356	254,374
CenturyLink Tranche B 1st Lien 4.627% (LIBOR03M + 2.75%) 1/31/25 ●	847,875	835,952
CH Hold 2nd Lien 8.898% (LIBOR03M + 7.25%) 2/1/25 =●	385,000	391,738

	Principal amount°	Value (US $)
Loan Agreements (continued)
Change Healthcare Holdings Tranche B 1st Lien 4.398% (LIBOR03M + 2.75%) 3/1/24 ●	942,844	$946,184
Charter Communications Operating 1st Lien 3.88% (LIBOR03M + 2.00%) 4/30/25 ●	719,538	722,955
Chemours 1st Lien 4.109% (LIBOR03M + 1.75%) 3/26/25 ●	1,000,000	1,000,625
Chemours Tranche B1 1st Lien 4.15% (LIBOR03M + 2.50%) 5/12/22 ●	545,000	545,341
Chesapeake Energy 1st Lien 9.444% (LIBOR03M + 7.50%) 8/23/21 ●	1,345,000	1,429,482
CityCenter Holdings Tranche B 1st Lien 4.377% (LIBOR03M + 2.50%) 4/18/24 ●	921,550	926,806
Community Health Systems Tranche G 1st Lien 5.112% (LIBOR03M + 2.75%) 12/31/19 ●	445,000	434,988
Community Health Systems Tranche H 1st Lien 4.984% (LIBOR03M + 3.00%) 1/27/21 ●	220,000	211,918
Constellis Holdings 1st Lien 7.302% (LIBOR03M + 5.00%) 4/21/24 ●	561,755	567,548
Constellis Holdings 2nd Lien 11.302% (LIBOR03M + 9.00%) 4/21/25 ●	237,000	240,555
Core & Main Tranche B 1st Lien 5.006% (LIBOR03M + 3.00%) 8/1/24 ●	555,000	557,862
Crown Americas Tranche B 1st Lien 4.355% (LIBOR03M + 2.00%) 1/29/25 ●	870,000	878,623
CSC Holdings Tranche B 1st Lien 4.036% (LIBOR03M + 2.25%) 7/17/25 ●	426,775	426,882
4.277% (LIBOR03M + 2.50%) 1/12/26 ●	295,000	295,415
Dakota Holdings Tranche B 1st Lien 5.552% (LIBOR03M + 3.25%) 2/13/25 ●	440,000	441,925

	Principal amount°	Value (US $)
Loan Agreements (continued)
DaVita Tranche B 4.627% (LIBOR03M + 2.75%) 6/24/21 ●	123,196	$124,438
Deck Chassis Acquisition 2nd Lien 7.67% (LIBOR03M + 6.00%) 6/15/23 =●	285,000	290,344
Delek US Holdings Tranche B 4.401% (LIBOR03M + 2.50%) 3/30/25 ●	335,000	336,675
DG Investment Intermediate Holdings 2 1st Lien 5.302% (LIBOR03M + 3.00%) 1/29/25 ●	560,000	559,534
Digicel International Finance Tranche B 1st Lien 5.02% (LIBOR03M + 3.25%) 5/10/24 ●	936,478	933,551
Dynegy Tranche C 1st Lien 4.604% (LIBOR03M + 2.75%) 2/7/24 ●	785,050	790,938
Energy Transfer Equity Tranche B 1st Lien 3.854% (LIBOR03M + 2.00%) 2/2/24 ●	390,000	389,695
ESH Hospitality Tranche B 1st Lien 4.127% (LIBOR03M + 2.25%) 8/30/23 ●	648,877	653,439
ExamWorks Group Tranche B 1st Lien 5.605% (LIBOR03M + 3.25%) 7/27/23 ●	240,000	242,130
ExamWorks Group Tranche B1 1st Lien 5.127% (LIBOR03M + 3.25%) 7/27/23 ●	1,241,139	1,252,155
First Data 1st Lien 4.122% (LIBOR03M + 2.25%) 7/10/22 ●	661,064	662,758
First Data Tranche 1st Lien 4.122% (LIBOR03M + 2.25%) 4/26/24 ●	2,604,227	2,611,415
First Eagle Holdings Tranche B 1st Lien 4.693% (LIBOR03M + 3.00%) 12/1/22 ●	802,565	810,841
Flex Acquisition 1st Lien 4.695% (LIBOR03M + 3.00%) 12/29/23 ●	431,738	434,301
Flying Fortress Holdings Tranche B 1st Lien 4.052% (LIBOR03M + 1.75%) 10/30/22 ●	496,000	498,613

(continues)	85

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (US $)
Loan Agreements (continued)
Frontier Communications Tranche B 1st Lien 5.63% (LIBOR03M + 3.75%) 6/15/24 ●	551,487	$545,283
Gardner Denver Tranche B 1st Lien 5.052% (LIBOR03M + 2.75%) 7/30/24 ●	1,499,278	1,508,546
Gates Global Tranche B2 1st Lien 5.302% (LIBOR03M + 3.00%) 3/31/24 ●	717,014	721,899
Genoa A Qol Healthcare 1st Lien 5.127% (LIBOR03M + 3.25%) 10/28/23 ●	950,579	957,709
Gopher Resource 1st Lien 5.478% (LIBOR03M + 3.25%) 2/9/25 ●	555,000	560,377
Gray Television Tranche B 1st Lien 4.17% (LIBOR03M + 2.50%) 2/7/24 ●	618,434	621,849
Greeneden US Holdings II Tranche B3 1st Lien 5.193% (LIBOR03M + 3.50%) 12/1/23 ●	1,022,114	1,029,700
Greenhill & Co. Tranche B 1st Lien 5.621% (LIBOR03M + 3.75%) 10/12/22 ●	553,000	557,839
GVC Holdings Tranche B2 1st Lien 4.401% (LIBOR03M + 2.50%) 3/16/24 ●	755,000	756,179
HCA Tranche 11 3.398% (LIBOR03M + 1.75%) 3/18/23 ●	222,871	224,065
HCA Tranche B10 1st Lien 3.648% (LIBOR03M + 2.00%) 3/13/25 ●	1,325,000	1,336,318
Hilton Worldwide Finance Tranche B2 1st Lien 3.872% (LIBOR03M + 2.00%) 10/25/23 ●	2,345,122	2,360,578
Houghton International 4.877% (LIBOR03M + 3.00%) 12/20/19 ●	10,896	10,923
Hoya Midco Tranche B 1st Lien 5.648% (LIBOR03M + 4.00%) 6/30/24 ●	704,675	706,877
HUB International Tranche B 1st Lien 4.839% (LIBOR03M + 3.00%) 10/2/20 ●	749,227	753,909
HVSC Merger Sub 1st Lien 6.302% (LIBOR03M + 4.00%) 10/20/24 ●	493,763	498,854

	Principal amount°	Value (US $)
Loan Agreements (continued)
HVSC Merger Sub 2nd Lien 10.022% (LIBOR03M + 8.25%) 10/26/25 ●	260,000	$262,600
Hyperion Insurance Group Tranche B 1st Lien 5.188% (LIBOR03M + 3.50%) 12/20/24 ●	1,284,780	1,298,270
INEOS US Finance Tranche B 1st Lien 3.877% (LIBOR03M + 2.00%) 3/31/24 ●	957,600	961,490
Iron Mountain Tranche B 3.648% (LIBOR03M + 1.75%) 1/2/26 ●	1,590,000	1,590,663
JBS USA Tranche B 1st Lien 4.678% (LIBOR03M + 2.50%) 10/30/22 ●	1,178,217	1,176,156
Jeld-Wen Tranche B4 1st Lien 4.302% (LIBOR03M + 2.00%) 12/14/24 ●	558,600	561,323
Kingpin Intermediate Holdings Tranche B 1st Lien 5.92% (LIBOR03M + 4.25%) 7/3/24 ●	471,438	479,688
Kloeckner Pentaplast of America Tranche B 1st Lien 6.127% (LIBOR03M + 4.25%) 6/30/22 ●	781,424	755,051
Kraton Polymers Tranche B 4.859% 3/8/25 ●	349,765	352,553
Kronos 2nd Lien 10.023% (LIBOR03M + 8.25%) 11/1/24 ●	505,000	524,989
Kronos Tranche B 1st Lien 5.359% 11/1/23 ●	534,610	538,252
Lamar Media Tranche B 1st Lien 3.563% (LIBOR03M + 1.75%) 3/16/25 ●	500,000	503,334
Las Vegas Sands 1st Lien 3.648% (LIBOR03M + 2.00%) 3/29/24 ●	195,980	196,669
Lucid Energy Group II Borrower 1st Lien 4.786% (LIBOR03M + 3.00%) 2/18/25 ●	930,000	927,094
LUX HOLDCO III 1st Lien 4.901% (LIBOR03M + 3.00%) 3/28/25 ●	560,000	565,163
Marketo Tranche B 1st Lien 5.043% (LIBOR03M + 3.25%) 2/7/25 ●	335,000	334,738

	Principal amount°	Value (US $)
Loan Agreements (continued)
MGM Growth Properties Operating Partnership Tranche B 3.901% (LIBOR03M + 2.00%) 3/25/25 ●	555,000	$557,012
MGM Growth Properties Operating Partnership Tranche B 1st Lien 3.898% (LIBOR03M + 2.25%) 4/25/23 ●	249,900	250,748
MPH Acquisition Holdings Tranche B 1st Lien 5.302% (LIBOR03M + 3.00%) 6/7/23 ●	1,513,630	1,522,618
NCI Building Systems Tranche B 1st Lien 3.877% (LIBOR03M + 2.00%) 2/8/25 ●	865,000	866,946
NFP Tranche B 1st Lien 4.877% (LIBOR03M + 3.00%) 1/8/24 ●	603,472	605,811
Nielsen Finance Tranche B4 1st Lien 3.718% (LIBOR03M + 2.00%) 10/4/23 ●	810,000	813,488
ON Semiconductor Tranche B 1st Lien 3.877% (LIBOR03M + 2.00%) 3/31/23 ●	878,857	884,515
Panda Hummel Tranche B1 1st Lien 7.877% (LIBOR03M + 6.00%) 10/27/22 ●	525,000	511,219
Panda Stonewall Tranche B 7.193% (LIBOR03M + 5.50%) 11/13/21 =●	588,045	577,754
Patriot Container 1st Lien 5.322% (LIBOR03M + 3.50%) 3/20/25 ●	505,000	508,788
Patriot Container 2nd Lien 9.572% (LIBOR03M + 7.75%) 3/20/26 ●	170,000	167,025
Penn National Gaming Tranche B 1st Lien 4.377% (LIBOR03M + 2.50%) 1/19/24 ●	781,300	787,322
PharMerica Tranche B 1st Lien 5.211% (LIBOR03M + 3.50%) 12/6/24 ●	500,000	502,813
PharMerica Tranche B 2nd Lien 9.461% (LIBOR03M + 7.75%) 12/7/25 ●	500,000	502,500

	Principal amount°	Value (US $)
Loan Agreements (continued)
Phoenix Services Merger Sub 5.414% (LIBOR03M + 3.75%) 3/1/25 ●	335,000	$337,094
Pisces Midco Tranche B 6.109% (LIBOR03M + 3.75%) 4/12/25 ●	660,000	656,700
Plastipak Holdings Tranche B 1st Lien 4.63% (LIBOR03M + 2.75%) 10/12/24 ●	558,597	562,321
PQ 1st Lien 1st Lien 4.291% (LIBOR03M + 2.50%) 2/8/25 ●	1,542,522	1,549,547
Prestige Brands Tranche B4 4.222% (LIBOR03M + 2.00%) 1/26/24 ●	535,000	537,006
Radiate Holdco 1st Lien 4.877% (LIBOR03M + 3.00%) 2/1/24 ●	1,366,200	1,364,776
Republic of Angola 8.032% (LIBOR06M + 6.25%) 12/16/23 =●	1,387,500	1,262,625
Ring Container Technologies Group 1st Lien 4.627% (LIBOR03M + 2.75%) 10/31/24 ●	438,900	440,820
RPI Finance Trust Tranche B6 1st Lien 4.302% (LIBOR03M + 2.00%) 3/27/23 ●	198,368	199,484
Russell Investments US Institutional Holdco Tranche B 1st Lien 5.943% (LIBOR03M + 4.25%) 6/1/23 ●	2,048,298	2,065,260
Sable International Finance Tranche B4 1st Lien 5.127% (LIBOR03M + 3.25%) 2/2/26 ●	265,000	266,056
Scientific Games International Tranche B5 1st Lien 4.744% (LIBOR03M + 2.75%) 8/14/24 ●	2,160,663	2,171,129
Sigma US Tranche B 1st Lien 5.035% (LIBOR03M + 3.00%) 3/7/25 ●	920,000	923,066
Sinclair Television Group Tranche B 1st Lien 4.311% (LIBOR03M + 2.50%) 12/12/24 ●	715,000	719,555
Sinclair Television Group Tranche B2 1st Lien 4.13% (LIBOR03M + 2.25%) 1/3/24 ●	2,607,000	2,621,122

(continues)	87

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (US $)
Loan Agreements (continued)
SMG US Midco 2 1st Lien 4.89% (LIBOR03M + 3.25%) 1/23/25 ●	220,000	$222,429
SMG US Midco 2 2nd Lien 2nd Lien 8.877% (LIBOR03M + 7.00%) 1/23/26 ●	220,000	225,133
Sprint Communications Tranche B 1st Lien 4.438% (LIBOR03M + 2.50%) 2/2/24 ●	1,915,500	1,918,193
SS&C Technologies Tranche B3 1st Lien 4.397% (LIBOR03M + 2.50%) 3/9/25 ●	2,070,000	2,083,099
StandardAero Aviation Holdings 1st Lien 5.63% (LIBOR03M + 3.75%) 7/7/22 ●	939,074	948,979
Staples 1st Lien 5.787% (LIBOR03M + 4.00%) 9/12/24 ●	259,350	257,405
Stars Group Holdings 2nd Lien 9.302% (LIBOR03M + 7.00%) 8/1/22 ●	274,643	276,222
Stars Group Holdings Tranche B 1st Lien Loan 5.359% (LIBOR03M + 3.00%) 4/6/25 ●	1,650,000	1,645,875
Tranche B 1st Lien 5.802% (LIBOR03M + 3.50%) 8/1/21 ●	1,400,964	1,409,633
Summit Materials Tranche B 1st Lien 4.127% (LIBOR03M + 2.25%) 11/10/24 ●	733,163	738,890
Summit Midstream Partners Holdings Tranche B 1st Lien 7.877% (LIBOR03M + 6.00%) 5/21/22 ●	868,522	881,550
Surgery Center Holdings 1st Lien 5.13% (LIBOR03M + 3.25%) 8/31/24 ●	1,091,857	1,092,709
Syneos Health Tranche B 1st Lien 3.898% (LIBOR03M + 2.25%) 6/26/24 ●	654,121	657,084
Team Holdings Tranche B 1st Lien 4.627% (LIBOR03M + 2.75%) 2/6/24 ●	383,523	368,182
Telenet Financing USD 1st Lien 4.277% (LIBOR03M + 2.50%) 3/1/26 ●	370,000	372,246

	Principal amount°	Value (US $)
Loan Agreements (continued)
Telenet Financing USD Tranche B 1st Lien 4.855% (LIBOR03M + 2.50%) 3/1/26 ●	675,000	$679,098
TerraForm Power Operating Tranche B 1st Lien 4.627% (LIBOR03M + 2.75%) 11/8/22 ●	555,000	558,296
Titan Acquisition 1st Lien 5.056% (LIBOR03M + 3.00%) 3/28/25 ●	830,000	829,287
TMS International Tranche B 4.627% (LIBOR03M + 2.75%) 8/14/24 ●	225,000	225,914
TransDigm Tranche F 1st Lien 5.052% (LIBOR03M + 2.75%) 6/9/23 ●	699,624	703,122
Tribune Media Tranche B 1st Lien 4.877% (LIBOR03M + 3.00%) 12/27/20 ●	33,149	33,242
Tribune Media Tranche C 1st Lien 4.877% (LIBOR03M + 3.00%) 1/27/24 ●	413,162	414,386
Trident TPI Holdings 1st Lien 5.127% (LIBOR03M + 3.25%) 10/5/24 ●	703,238	706,314
Tronox Finance Tranche B 1st Lien 5.302% (LIBOR03M + 3.00%) 9/22/24 ●	410,000	413,972
Unitymedia Finance Tranche D 1st Lien 4.027% (LIBOR03M + 2.25%) 1/15/26 ●	295,000	294,954
Univision Communications Tranche C 1st Lien 4.627% (LIBOR03M + 2.75%) 3/15/24 ●	1,436,147	1,415,726
UPC Financing Partnership Tranche AR 1st Lien 4.277% (LIBOR03M + 2.50%) 1/15/26 ●	290,000	291,243
USI Tranche B 1st Lien 5.302% (LIBOR03M + 3.00%) 5/16/24 ●	1,999,950	2,008,074
USIC Holdings Tranche SR 5.004% (LIBOR03M + 3.50%) 12/9/23 ●	1,017,125	1,024,965
USS Ultimate Holdings 2nd Lien 9.627% (LIBOR03M + 7.75%) 8/25/25 ●	110,000	111,535
Utz Quality Foods 1st Lien 5.354% (LIBOR03M + 3.50%) 11/21/24 ●	330,000	333,661

	Principal amount°		Value (US $)
Loan Agreements (continued)
Valeant Pharmaceuticals International Tranche B 1st Lien 5.24% (LIBOR03M + 3.50%) 4/1/22 ●		417,649	$422,582
VC GB Holdings 2nd Lien 9.877% (LIBOR03M + 8.00%) 2/28/25 =●		194,000	196,183
Virgin Media Bristol Tranche K 1st Lien 4.277% (LIBOR03M + 2.50%) 1/15/26 ●		315,000	316,969
Western Digital Tranche B 1st Lien 3.877% (LIBOR03M + 2.00%) 4/29/23 ●		250,044	251,842
WideOpenWest Finance Tranche B 1st Lien 5.104% (LIBOR03M + 3.25%) 8/19/23 ●		752,923	736,689
Wink Holdco 2nd Lien 8.42% (LIBOR03M + 6.75%) 12/1/25 ●		246,000	245,539
WR Grace -Conn Tranche B2 1st Lien 4.058% (LIBOR03M + 1.75%) 2/23/25 ●		250,000	251,302
Wyndham Hotels & Resorts Tranche B 1st Lien 4.109% 3/29/25 ●		425,000	425,000
XPO Logistics Tranche B 1st Lien 3.92% (LIBOR03M + 2.00%) 2/24/25 ●		1,360,000	1,366,546
Zayo Group Tranche B2 1st Lien 3.871% (LIBOR03M + 2.25%) 1/19/24 ●		691,567	695,997
Zekelman Industries 1st Lien 4.999% (LIBOR03M + 2.75%) 6/14/21 ●		992,247	998,821

Total Loan Agreements (cost $114,466,395)			115,331,175

Sovereign Bonds – 11.28%Δ
Argentina – 0.32%
Argentine Bonos del Tesoro 16.00% 10/17/23	ARS	21,516,000	1,125,453
21.20% 9/19/18	ARS	33,982,000	1,683,656
Argentine Republic Government International Bonds 3.38% 12/31/38 ~	EUR	2,441,000	2,081,445

	Principal amount°		Value (US $)
Sovereign BondsΔ (continued)
Argentina (continued)
Argentine Republic Government International Bonds 5.625% 1/26/22		930,000	$945,810
6.875% 1/11/48		650,000	594,344

			6,430,708

Azerbaijan – 0.03%
Republic of Azerbaijan International Bond 144A 3.50% 9/1/32 #		635,000	534,965

			534,965

Bermuda – 0.04%
Bermuda Government International Bond 144A 3.717% 1/25/27 #		800,000	784,000

			784,000

Brazil – 0.63%
Brazil Letras do Tesouro Nacional 9.079% 7/1/18 ≠	BRL	17,100,000	5,101,683
Brazil Notas do Tesouro Nacional 10.00% 1/1/23	BRL	3,737,000	1,183,368
Series F 10.00% 1/1/25	BRL	18,615,000	5,855,326
Series F 10.00% 1/1/27	BRL	1,786,000	558,999

			12,699,376

Canada – 0.01%
Canadian Government Bond 2.75% 12/1/48	CAD	171,000	148,071

			148,071

Chile – 0.12%
Bonos de la Tesoreria de la Republica en pesos 4.50% 3/1/21	CLP	1,420,000,000	2,420,161

			2,420,161

Colombia – 0.39%
Colombian TES 7.00% 6/30/32	COP	21,676,000,000	7,870,616

			7,870,616

Costa Rica – 0.03%
Costa Rica Government International Bond 144A 4.25% 1/26/23 #		645,000	622,103

			622,103

(continues)	89

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°		Value (US $)
Sovereign BondsΔ (continued)
Croatia – 0.02%
Croatia Government International Bond 144A 5.50% 4/4/23 #		455,000	$488,878

			488,878

Cyprus – 0.08%
Cyprus Government International Bond 3.875% 5/6/22	EUR	1,200,000	1,658,497

			1,658,497

Ecuador – 0.07%
Ecuador Government International Bonds 144A 7.875% 1/23/28 #		760,000	734,502
144A 8.875% 10/23/27 #		600,000	612,870

			1,347,372

Egypt – 0.05%
Egypt Government International Bonds 144A 5.577% 2/21/23 #		480,000	487,837
144A 7.903% 2/21/48 #		500,000	527,233

			1,015,070

Greece – 0.44%
Hellenic Republic Treasury Bills 1.051% 6/8/18 ≠	EUR	1,800,000	2,211,521
1.194% 8/31/18 ≠	EUR	5,500,000	6,738,882

			8,950,403

Hungary – 0.15%
Hungary Government Bonds 2.75% 12/22/26	HUF	288,800,000	1,184,667
3.00% 10/27/27	HUF	441,600,000	1,832,523

			3,017,190

Indonesia – 0.01%
Indonesia Government International Bond 144A 5.125% 1/15/45 #		200,000	208,617

			208,617

Italy – 0.38%
Italy Buoni Ordinari del Tesoro Bot 0.00% 4/30/18 ^	EUR	6,200,000	7,631,971

			7,631,971

	Principal amount°		Value (US $)
Sovereign BondsΔ (continued)
Ivory Coast – 0.05%
Ivory Coast Government International Bond 144A 6.125% 6/15/33 #		1,150,000	$1,096,339

			1,096,339

Japan – 6.60%
Japan Bank For International Cooperation 2.125% 6/1/20		700,000	691,079
2.375% 11/16/22		536,000	521,256
2.514% (LIBOR03M + 0.57%) 2/24/20 ●		1,018,000	1,025,232
Japan Treasury Discount Bills 0.00% 4/5/18 ^	JPY	2,376,900,000	22,338,348
0.00% 4/9/18 ^	JPY	6,007,800,000	56,462,592
0.00% 5/14/18 ^	JPY	837,100,000	7,868,425
0.00% 5/21/18 ^	JPY	4,715,200,000	44,322,393

			133,229,325

Jordan – 0.02%
Jordan Government International Bond 144A 5.75% 1/31/27 #		400,000	390,128

			390,128

Kuwait – 0.17%
Kuwait International Government Bond 144A 2.75% 3/20/22 #		3,400,000	3,336,250

			3,336,250

Mexico – 0.43%
Mexican Bonos 5.75% 3/5/26	MXN	43,668,400	2,183,420
6.50% 6/9/22	MXN	82,842,000	4,442,983
10.00% 12/5/24	MXN	19,178,000	1,211,210
Mexico Government International Bonds 4.15% 3/28/27		200,000	202,450
4.35% 1/15/47		600,000	549,828

			8,589,891

Mongolia – 0.04%
Mongolia Government International Bond 144A 5.625% 5/1/23 #		890,000	880,320

			880,320

	Principal amount°		Value (US $)
Sovereign BondsΔ (continued)
Nigeria – 0.06%
Nigeria Government International Bonds 144A 7.696% 2/23/38 #		205,000	$216,220
144A 7.875% 2/16/32 #		1,000,000	1,091,220

			1,307,440

Peru – 0.19%
Peruvian Government International Bonds 144A 6.85% 2/12/42 #	PEN	5,088,000	1,791,235
144A 8.20% 8/12/26 #	PEN	5,055,000	1,955,777

			3,747,012

Poland – 0.14%
Republic of Poland Government Bonds 1.75% 7/25/21	PLN	6,850,000	1,998,079
2.50% 1/25/23	PLN	1,846,000	543,422
3.25% 7/25/25	PLN	1,087,000	325,346

			2,866,847

Republic of Korea – 0.06%
Export-Import Bank of Korea 4.00% 6/7/27	AUD	210,000	162,434
Inflation Linked Korea Treasury Bond 1.125% 6/10/23	KRW	1,121,505,298	1,066,378

			1,228,812

Russia – 0.03%
Russian Foreign Bond - Eurobond 144A 5.25% 6/23/47 #		600,000	600,390

			600,390

Saudi Arabia – 0.20%
Saudi Government International Bonds 2.375% 10/26/21		200,000	192,839
144A 2.875% 3/4/23 #		2,200,000	2,120,474
3.25% 10/26/26		1,000,000	938,157
144A 4.50% 10/26/46 #		800,000	748,851

			4,000,321

Senegal – 0.05%
Senegal Government International Bond 144A 6.75% 3/13/48 #		960,000	942,912

			942,912

	Principal amount°		Value (US $)
Sovereign BondsΔ (continued)
South Africa – 0.12%
Republic of South Africa Government Bond 8.75% 1/31/44	ZAR	30,000,000	$2,494,297

			2,494,297

Sri Lanka – 0.03%
Sri Lanka Government International Bond 144A 5.75% 1/18/22 #		510,000	516,912

			516,912

Turkey – 0.22%
Turkey Government Bonds 10.50% 8/11/27	TRY	6,108,000	1,402,450
11.10% 5/15/19	TRY	8,628,000	2,126,351
Turkey Government International Bonds 3.25% 3/23/23		1,000,000	929,518

			4,458,319

Ukraine – 0.08%
Ukraine Government International Bonds 144A 7.375% 9/25/32 #		705,000	681,206
144A 7.75% 9/1/26 #		900,000	923,261

			1,604,467

United Kingdom – 0.02%
United Kingdom Gilt 1.75% 9/7/22	GBP	100,000	144,908
3.50% 1/22/45	GBP	138,800	268,331

			413,239

Total Sovereign Bonds (cost $228,095,718)			227,531,219

Supranational Banks – 1.02%
Asian Development Bank 3.50% 5/30/24	NZD	921,000	677,857
Banque Ouest Africaine de Developpement 144A 5.00% 7/27/27 #		1,000,000	998,600
European Bank for Reconstruction & Development 2.271% (LIBOR03M + 0.00%) 3/23/20 ●		505,000	504,775
6.00% 5/4/20	INR	90,400,000	1,375,463
European Investment Bank 1.00% 9/21/26	GBP	318,000	425,785

(continues)	91

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°		Value (US $)
Supranational Banks (continued)
Inter-American Development Bank 1.942% (LIBOR03M + 0.22%) 10/15/20 ●		890,000	$894,285
5.50% 8/23/21	INR	151,000,000	2,269,428
6.25% 6/15/21	IDR	43,200,000,000	3,159,865
7.875% 3/14/23	IDR	36,240,000,000	2,847,210
International Bank for Reconstruction & Development 1.878% (LIBOR01M + 0.07%) 4/17/19 ●		440,000	440,165
2.50% 11/25/24		440,000	431,200
3.00% 2/2/23	NZD	705,000	510,243
3.375% 1/25/22	NZD	300,000	221,507
4.625% 10/6/21	NZD	380,000	292,110
4.75% 1/15/21	COP	3,400,000,000	1,211,403
International Finance 1.764% (LIBOR03M + 0.06%) 1/9/19 ●		600,000	600,230
3.625% 5/20/20	NZD	163,000	120,733
3.75% 8/9/27	NZD	305,000	222,850
6.30% 11/25/24	INR	106,720,000	1,612,099
7.00% 7/20/27	MXN	33,060,000	1,736,123

Total Supranational Banks (cost $20,779,849)			20,551,931

US Treasury Obligations – 14.97%
US Treasury Bonds 2.50% 2/15/45		37,100,000	33,810,699
2.75% 8/15/42		900,000	868,062
2.75% 11/15/42		1,400,000	1,348,937
2.875% 5/15/43		2,200,000	2,164,681
2.875% 8/15/45 ¥		16,700,000	16,368,948
3.00% 5/15/47		900,000	902,638
4.375% 5/15/40		100,000	123,787
US Treasury Floating Rate Note 1.748% (USBMMY3M + 0.00%) 1/31/20 ●		1,930,000	1,928,095
US Treasury Inflation Indexed Notes 0.125% 4/15/19 ¥		1,269,384	1,268,460
0.125% 4/15/22 ¥		14,212,883	14,009,329
0.125% 7/15/26		20,681	19,865
0.25% 1/15/25		9,209,200	9,002,034
0.375% 7/15/27		6,890,304	6,717,643
0.625% 1/15/26		8,449,596	8,444,130
1.75% 1/15/28		14,339,899	15,757,220
2.375% 1/15/25		8,941,796	10,008,541
2.375% 1/15/27		1,597,843	1,829,551

	Principal amount°	Value (US $)
US Treasury Obligations (continued)
US Treasury Inflation Indexed Notes 2.50% 1/15/29	34,634	$41,002
US Treasury Notes 1.125% 8/31/21 ¥	13,800,000	13,198,361
1.50% 1/31/19	2,100,000	2,089,508
1.50% 10/31/19	54,700,000	54,060,995
1.875% 7/31/22	39,700,000	38,628,414
2.00% 10/31/21 ¥	1,600,000	1,574,162
2.00% 11/30/22	7,700,000	7,514,536
2.00% 5/31/24	25,200,000	24,253,060
2.00% 6/30/24	7,700,000	7,406,991
2.125% 11/30/24	9,400,000	9,079,396
2.25% 2/15/27	3,400,000	3,266,068
2.375% 5/15/27	12,800,000	12,411,809
2.75% 2/15/24	4,000,000	4,024,449
2.75% 2/15/28	20,000	19,998

Total US Treasury Obligations (cost $305,328,566)		302,141,369

	Number of shares
Common Stock – 0.00%
Century Communications =†	1,975,000	—

Total Common Stock (cost $59,790)		—

Convertible Preferred Stock – 0.37%
A Schulman 6.00% exercise price $52.33 y	1,004	1,030,800
AMG Capital Trust II 5.15% exercise price $200.00, maturity date 10/15/37	12,759	793,966
Assurant 6.50% exercise price $106.91, maturity date 3/15/21	874	91,027
Bank of America 7.25% exercise price $50.00 y	417	537,701
Becton Dickinson 6.125% exercise price $211.80, maturity date 5/1/20	17,282	1,009,787
Crown Castle International 6.875% exercise price $115.20, maturity date 8/1/20	293	327,553
DTE Energy 6.50% exercise price $116.31, maturity date 10/1/19	9,605	500,324

	Number of shares	Value (US $)
Convertible Preferred Stock (continued)
El Paso Energy Capital Trust I 4.75% exercise price $50.00, maturity date 3/31/28	9,952	$476,452
Electronics For Imaging 0.75% exercise price $52.72, maturity date 9/1/19	502,000	487,893
Kinder Morgan 9.75% exercise price $32.38, maturity date 10/26/18	23,325	725,174
NextEra Energy 6.123% exercise price $159.03, maturity date 9/1/19	5,664	326,586
6.371% exercise price $113.33, maturity date 9/1/18	3,162	230,656
Wells Fargo & Co. 7.50% exercise price $156.71 y	325	419,250
Welltower 6.50% exercise price $57.42 y	10,732	597,128

Total Convertible Preferred Stock (cost $7,584,440)		7,554,297

Preferred Stock – 0.25%
Bank of America 6.50%µy	1,150,000	1,237,803
General Electric 5.00%µy	2,148,000	2,129,205
Integrys Holdings 6.00% 8/1/73 µ	35,650	940,269
Morgan Stanley 5.55%µy	240,000	247,745
USB Realty 144A 2.867% (LIBOR03M + 1.15%)#y●	500,000	451,875

Total Preferred Stock (cost $4,984,714)		5,006,897

	Number of contracts
Options Purchased – 0.01%
Call Swaptions – 0.00%
2 yr IRS pay a fixed rate 1.65% and receive a floating rate based on 3-month USD-ICE LIBOR expiration date 11/15/18, notional amount $88,800,000 (MSC)	88,800,000	9,147

	Number of contracts		Value (US $)
Options Purchased (continued)
Call Swaptions (continued)
2 yr IRS pay a fixed rate 2.50% and receive a floating rate based on 3-month USD-ICE LIBOR expiration date 6/1/18, notional amount $17,800,000 (MSC)		17,800,000	$12,905

			22,052

Put Swaption – 0.01%
30 yr IRS pay a fixed rate 2.90% and receive a floating rate based on 3-month USD-ICE LIBOR expiration date 8/20/18, notional amount $4,400,000 (MSC)		4,400,000	113,005

			113,005

Total Options Purchased (premium paid $960,455)			135,057

	Principal amount°
Short-Term Investments – 5.49%
Bankers’ Acceptances – 1.57%≠
Bank of Montreal 1.487% 4/13/18	CAD	1,800,000	1,396,228
1.504% 4/2/18	CAD	3,500,000	2,716,110
Canadian Imperial Bank 1.504% 4/16/18	CAD	11,400,000	8,841,714
Halifax 1.504% 4/2/18	CAD	22,500,000	17,460,706
Royal Bank of Canada 1.44% 4/5/18	CAD	1,500,000	1,163,896

			31,578,654

Certificates of Deposit – 0.29%≠
Barclays Bank 1.94% 9/4/18		4,450,000	4,439,988
First Republic Bank 2.395% 4/17/18		1,500,000	1,499,910

			5,939,898

Commercial Paper – 0.19%
Dominion Gas Holdings 2.154% 4/16/18 ≠		1,000,000	998,965
Schlumberger Holdings 2.527% 6/20/18 ≠≥		900,000	895,078
Walloon Region 0.00% 5/9/18 ^	EUR	1,500,000	1,847,137

			3,741,180

(continues)	93

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (US $)

Short-Term Investments (continued)

Discount Notes – 0.39%≠
Federal Home Loan Bank 0.80% 4/3/18	3,661,046	$3,660,878
1.569% 4/25/18	900,000	899,051
1.597% 5/15/18	3,400,000	3,393,135

		7,953,064

Repurchase Agreements – 2.72%
Bank of America Merrill Lynch 1.71%, dated 3/29/18, to be repurchased on 4/2/18, repurchase price $4,938,023 (collateralized by US government obligations 1.50%-3.75% 11/15/18-8/15/44; market value $5,035,831)	4,937,085	4,937,085
Bank of Montreal 1.60%, dated 3/29/18, to be repurchased on 4/2/18, repurchase price $14,813,888 (collateralized by US government obligations 0.00%-2.875% 8/16/18-8/15/47; market value $15,107,480)	14,811,254	14,811,254
BNP Paribas 1.75%, dated 3/29/18, to be repurchased on 4/2/18, repurchase price $14,563,973 (collateralized by US government obligations 0.00%-3.625% 5/31/18-11/15/45; market value $14,852,368)	14,561,142	14,561,142
US Treasury repurchase agreement with Barclays Capital 1.84%, dated 4/2/18, to be repurchased 4/3/18, repurchase price $20,501,048 (collateralized by US government obligation; 1.50% 4/15/20; market value $21,095,000)	20,500,000	20,500,000

		54,809,481

	Principal amount°	Value (US $)

Short-Term Investments (continued)

US Treasury Obligations – 0.33%≠
US Treasury Bills 1.007% 4/5/18	2,890,399	$2,890,008
1.35% 4/12/18	3,774,670	3,772,960

		6,662,968

Total Short-Term Investments (cost $110,561,295)		110,685,245

Total Value of Securities Before Options Written – 118.33% (cost $2,391,112,125)		$2,387,488,384

	Number of contracts

Options Written – (0.01%)

Call Swaptions – 0.00%
10 yr IRS pay a fixed rate 2.00% and receive a floating rate based on 3-month USD-ICE LIBOR expiration date 11/15/18, notional amount ($19,100,000) (MSC)	(19,100,000)	(32,107)
30 yr IRS pay a fixed rate 2.80% and receive a floating rate based on 3-month USD-ICE LIBOR expiration date 6/1/18, notional amount ($1,800,000) (MSC)	(1,800,000)	(33,887)

		(65,994)

Currency Call Option – 0.00%
AUD vs USD strike price $0.79, expiration date 5/25/18, notional amount ($1,027,000) (BNP)	(1,300,000)	(3,440)

		(3,440)

Put Swaptions – (0.01%)
5 yr IRS pay a fixed rate 2.80% and receive a floating rate based on 3-month USD-ICE LIBOR expiration date 8/20/18, notional amount ($19,500,000) (MSC)	(19,500,000)	(119,652)
CDX.OP.IG 29 5 yr VII strike price $0.80, expiration date 5/16/18, notional amount ($200,000) (DB)	(200,000)	(105)

	Number of contracts	Value (US $)

Options Written (continued)

Put Swaptions (continued)
CDX.OP.IG 30 5 yr VII strike price $0.85, expiration date 6/20/18, notional amount ($800,000) (BAML)	(800,000)	$(1,122)
CDX.OP.IG 30 5 yr VII strike price $0.90, expiration date 6/20/18, notional amount ($500,000) (BAML)	(500,000)	(579)
CDX.OP.IG 30 5 yr VII strike price $0.90, expiration date 6/20/18, notional amount ($800,000) (BNP)	(800,000)	(927)
CDX.OP.IG 30 5 yr VII strike price $0.90, expiration date 6/20/18, notional amount ($400,000) (CITI)	(400,000)	(464)
CDX.OP.IG 30 5 yr VII strike price $0.90, expiration date 6/20/18, notional amount ($1,500,000) (JPMC)	(1,500,000)	(1,738)

		(124,587)

Total Options Written (premium received $972,458)		(194,021)

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended.At March 31, 2018, the aggregate value of Rule 144A securities was $427,856,703,which represents 21.20% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
◆	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
≠	The rate shown is the effective yield at the time of purchase.
≥	Commercial paper exempt from registration under Section 4(a)(2) and/or Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At March 31, 2018, the aggregate value of these securities was $895,078,which represents 0.04% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
°	Principal amount shown is stated in US dollars unless noted that the security is denominated in another currency.
Δ	Securities have been classified by country of origin.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at March 31, 2018. Rate will reset at a future date.
S	Interest only security. An interest only security is the interest only portion of a fixed income security, which is separated and sold individually from the principal portion of the security.
y	No contractual maturity date.
Ω	Principal only security. A principal only security is the principal only portion of a fixed income security which is separated and sold individually from the interest portion of the security.
†	Non-income producing security.
●	Variable rate investment.Rates reset periodically.Rates shown reflect the rate in effect at March 31,2018.For securities based on a published reference rate and spread,the reference rate and spread are indicated in their description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.
¥	Fully or partially pledged as collateral for futures and swap contracts.
^	Zero coupon security. The rate shown is the effective yield at the time of purchase.
~	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Stated rate in effect at March 31, 2018.

The following foreign currency exchange contracts, futures contracts, and swap contracts were outstanding at March 31, 2018:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BAML	AUD	(768,607)	USD	590,340	5/18/18	$—	$(27)
BAML	BRL	(8,900,000)	USD	2,624,594	7/3/18	—	(48,397)
BAML	CAD	6,634,000	USD	(5,195,761)	4/4/18	—	(45,957)
BAML	CAD	(8,400,000)	USD	6,691,382	5/15/18	165,607	—
BAML	CAD	2,317,394	USD	(1,796,558)	5/18/18	3,872	—

(continues)	95

Schedules of investments

Optimum Fixed Income Fund

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BAML	EUR	(11,229,000)	USD	13,882,262	4/4/18	$59,767	$—
BAML	EUR	(216,069)	USD	267,011	5/18/18	188	—
BAML	EUR	(5,500,000)	USD	6,807,218	8/31/18	—	(42,613)
BAML	GBP	11,227,000	USD	(15,875,989)	4/4/18	—	(120,563)
BAML	GBP	(11,336,000)	USD	16,045,110	5/3/18	117,315	—
BAML	JPY	264,000,000	USD	(2,515,399)	4/4/18	—	(33,376)
BAML	JPY	(2,376,900,000)	USD	22,432,557	4/5/18	84,472	—
BAML	JPY	(730,000,000)	USD	6,968,208	5/2/18	92,790	—
BAML	JPY	(215,379,453)	USD	2,030,973	5/18/18	217	—
BAML	JPY	(3,740,000,000)	USD	35,014,136	5/21/18	—	(256,602)
BAML	NZD	(1,970,489)	USD	1,420,045	5/18/18	—	(3,785)
BNP	AUD	1,203,000	USD	(927,239)	4/4/18	—	(3,285)
BNP	AUD	225,457	USD	(173,126)	5/18/18	46	—
BNP	BRL	17,054,720	USD	(5,220,539)	5/3/18	—	(69,418)
BNP	CAD	(1,800,000)	USD	1,391,860	4/13/18	—	(5,679)
BNP	EUR	10,189,000	USD	(12,649,643)	4/4/18	—	(107,349)
BNP	EUR	(10,189,000)	USD	12,675,880	5/3/18	107,401	—
BNP	EUR	(1,500,000)	USD	1,863,644	5/9/18	12,525	—
BNP	EUR	(1,221,827)	USD	1,509,603	5/18/18	771	—
BNP	IDR	42,710,845,891	USD	(3,099,480)	5/18/18	712	—
BNP	JPY	(264,000,000)	USD	2,473,109	4/4/18	—	(8,914)
BNP	JPY	(837,100,000)	USD	7,861,192	5/14/18	—	(29,433)
BNP	MXN	3,079,632	USD	(167,414)	5/18/18	639	—
BNP	NOK	(3,327,664)	USD	424,030	5/18/18	—	(1,131)
BNP	TWD	(186,760,561)	USD	6,461,632	6/20/18	—	(9,553)
BNYM	AUD	(8,975)	USD	6,882	4/3/18	—	(10)
BNYM	CAD	(4,650)	USD	3,605	4/2/18	—	(4)
CITI	BRL	5,200,000	USD	(1,567,823)	5/3/18	2,758	—
CITI	BRL	(2,700,000)	USD	803,236	7/3/18	—	(7,671)
CITI	CAD	(1,500,000)	USD	1,146,134	4/5/18	—	(18,299)
CITI	CAD	(11,400,000)	USD	8,733,101	4/16/18	—	(118,500)
CITI	EUR	299,000	USD	(368,078)	4/4/18	—	(20)
CITI	EUR	(6,200,000)	USD	7,696,031	4/30/18	49,810	—
CITI	GBP	(11,336,000)	USD	15,943,069	4/4/18	34,678	—
CITI	INR	23,338,266	USD	(354,706)	6/20/18	553	—
CITI	JPY	(6,007,800,000)	USD	56,841,574	4/9/18	340,855	—
CITI	MXN	(1,891,000)	USD	100,180	5/10/18	—	(3,149)
CITI	MXN	(22,965,424)	USD	1,248,100	5/18/18	—	(5,113)
CITI	NZD	(650,000)	USD	475,419	5/15/18	5,738	—
DB	AUD	(2,366,000)	USD	1,830,067	4/4/18	12,882	—
DB	BRL	7,811,451	USD	(2,336,449)	5/18/18	19,840	—
DB	CAD	(26,000,000)	USD	20,160,493	4/2/18	—	(21,880)
DB	GBP	(16,000)	USD	22,622	4/4/18	169	—
DB	KRW	(6,985,745,800)	USD	6,556,000	6/20/18	—	(34,668)
DB	SGD	(9,478,080)	USD	7,218,638	6/20/18	—	(24,445)
HSBC	EUR	(1,295,488)	USD	1,600,239	5/18/18	442	—
HSBC	GBP	(2,122,407)	USD	2,989,220	5/18/18	5,364	—
JPMC	BRL	(5,500,000)	USD	1,621,466	7/3/18	—	(30,382)
JPMC	CAD	(6,634,000)	USD	5,153,822	4/4/18	4,018	—
JPMC	CAD	6,634,000	USD	(5,156,627)	5/3/18	—	(3,939)
JPMC	EUR	(1,800,000)	USD	2,245,437	6/8/18	18,890	—

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
JPMC	JPY	(975,200,000)	USD	9,161,890	5/21/18	$—	$(34,907)
JPMC	KRW	(1,149,723,270)	USD	1,082,092	5/18/18	—	(1,496)
JPMC	KRW	6,857,306,825	USD	(6,452,099)	6/20/18	17,394	—
JPMC	PLN	(1,265,105)	USD	370,699	5/18/18	828	—
TD	JPY	578,420,753	USD	(5,459,883)	5/18/18	—	(6,109)
TD	NZD	(1,875,000)	USD	1,352,034	5/18/18	—	(2,797)

Total Foreign Currency Exchange Contracts						$1,160,541	$(1,099,471)

Futures Contracts

Contracts to Buy (Sell)		Notional Amount	Notional Cost	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation
(243)	E-mini S&P 500 Index	$(32,112,450)	$(32,256,565)	6/18/18	$144,115	$—
(235)	90 Day Euro	(57,398,750)	(57,914,207)	6/19/18	515,457	—
(39)	90 Day Euro	(9,518,438)	(9,613,433)	9/18/18	94,995	—
(1,002)	90 Day Euro	(244,250,025)	(246,727,610)	12/18/18	2,477,585	—
168	90 Day Euro	40,952,100	40,969,542	12/18/18	—	(17,442)
(1,193)	90 Day Euro	(290,271,813)	(292,476,275)	6/18/19	2,204,462	—
409	90 Day Euro	99,514,813	99,510,531	6/18/19	4,282	—
(189)	90 Day Euro	(45,934,088)	(46,189,555)	12/17/19	255,467	—
26	Bankers’ Acceptance	4,930,434	4,936,082	3/19/19	—	(5,648)
67	Bankers’ Acceptance	12,694,949	12,694,207	6/18/19	742	—
(185)	Euro-B.T.P	(31,593,219)	(30,952,139)	6/8/18	—	(641,080)
(42)	Euro-Bund	(8,239,167)	(8,080,224)	6/8/18	—	(158,943)
(76)	Long 10 yr Gilt	(13,096,051)	(12,868,058)	6/28/18	—	(227,993)
1,217	US Treasury 10 yr Notes	147,428,117	146,180,562	6/20/18	1,247,555	—
(246)	US Treasury 5 yr Notes	(28,157,391)	(28,043,136)	7/2/18	—	(114,255)
4,043	US Treasury 5 yr Notes	462,765,570	460,843,734	7/2/18	1,921,836	—
491	US Treasury Long Bonds	71,992,875	70,840,239	6/21/18	1,152,636	—

Total Futures Contracts			$70,853,695		$10,019,132	$(1,165,361)

Swap Contracts

CDS Contracts2

Counterparty/ Reference Obligation/ Termination Date/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[4]	Unrealized Depreciation[4]	Variation Margin Due from (Due to) Brokers
Centrally Cleared:
Protection Purchased/Moody’s Ratings:
CDX.EM.29[5] 6/20/23- Quarterly	4,660,000	1.000%	$83,689	$97,915	$—	$(14,226)	$(55,645)
CDX.NA.HY.29[6] 12/20/22-Quarterly	13,950,000	5.000%	(900,843)	(892,283)	—	(8,561)	(8,014)
CDX.NA.IG.29[7] 12/20/22-Quarterly	3,900,000	1.000%	(72,341)	(91,254)	18,913	—	(3,170)
CDX.NA.HY.29[6] 12/20/22-Quarterly	1,300,000	5.000%	(83,950)	(93,955)	10,006	—	(5,117)

(continues)	97

Schedules of investments

Optimum Fixed Income Fund

Counterparty/ Reference Obligation/ Termination Date/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[4]	Unrealized Depreciation[4]	Variation Margin Due from (Due to) Brokers
Protection Sold/Moody’s Ratings:
Citigroup CDS 6.125% 5/15/18 Baa1 12/20/20-Quarterly	700,000	1.000%	$12,339	$9,981	$2,358	$—	$(3)
Daimler CDS 0.625% 3/5/20 A2 12/20/20- Quarterly	EUR800,000	1.000%	18,940	12,801	6,139	—	(35)

			(942,166)	(956,795)	37,416	(22,787)	(71,984)

Over-The-Counter:
Protection Purchased/Moody’s Ratings:
GSC CDX.EM.29[5] 6/20/23-Quarterly	4,660,000	1.000%	83,689	92,298	—	(8,609)	—
HSBC CDX.EM.29[5] 6/20/23-Quarterly	2,180,000	1.000%	39,151	40,120	—	(969)	—
Protection Sold/Moody’s Ratings:
BAML Republic of Colombia 10.375% 1/28/33 Baa2 6/20/22-Quarterly	250,000	1.000%	1,844	(3,213)	5,057	—	—
BAML Republic of Colombia 10.375% 1/28/33 /Baa2 6/20/21-Quarterly	100,000	1.000%	1,281	(2,109)	3,390	—	—
BNP Republic of Colombia 10.375% 1/28/33 /Baa2 6/20/21-Quarterly	200,000	1.000%	2,563	(4,269)	6,832	—	—
CITI Republic of Brazil 4.25% 1/7/25 /Ba2 6/20/22-Quarterly	100,000	1.000%	(1,238)	(5,343)	4,105	—	—
CITI Republic of Colombia 10.375% 1/28/33 /Baa2 12/20/22-Quarterly	200,000	1.000%	407	(2,325)	2,732	—	—
DB CMBX.NA.AAA[8] 10/17/57-Quarterly	14,200,000	0.500%	54,549	(910,205)	964,754	—	—
DB Republic of Colombia 10.375% 1/28/33 /Baa2 6/20/21-Quarterly	200,000	1.000%	2,563	(4,216)	6,779	—	—
GSC Republic of Brazil 4.25% 1/7/25 /Ba2 6/20/22-Quarterly	500,000	1.000%	(6,192)	(27,423)	21,231	—	—
GSC Republic of Colombia 10.375% 1/28/33 /Baa2 6/20/21-Quarterly	3,100,000	1.000%	39,720	(67,080)	106,800	—	—

Counterparty/ Reference Obligation/ Termination Date/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[4]	Unrealized Depreciation[4]	Variation Margin Due from (Due to) Brokers
Protection Sold/Moody’s Ratings (continued):
JPMC Mexico 5 yr CDS 5.950% 3/19/19 /WR 12/20/19-Quarterly	7,100,000	1.000%	$66,748	$23,292	$43,456	$—	$—
JPMC Republic of Colombia 10.375% 1/28/33 /Baa2 6/20/21-Quarterly	100,000	1.000%	1,281	(2,134)	3,415	—	—
MSC CMBX.NA.BBB.6[8] 5/11/63-Quarterly	5,405,000	3.000%	(796,309)	(638,488)	—	(157,821)	—

			(509,943)	(1,511,095)	1,168,551	(167,399)	—

Total CDS Contracts			$ (1,452,109)	$ (2,467,890)	$1,205,967	$(190,186)	$(71,984)

IRS Contracts9

Reference Obligation/ Termination Date/ Payment Frequency (Fixed Rate/Floating Rate)	Notional Amount[3]	Fixed/Floating Interest Rate Paid (Received)	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[4]	Unrealized Depreciation[4]	Variation Margin Due from (Due to Brokers)
Centrally Cleared:
1 yr OIS FEDL01[10] 9/19/18-(Maturity/1 Day)	93,500,000	1.675%/(1.68%)	$46,468	$—	$46,468	$—	$(96)
1 yr OIS FEDL01[10] 9/19/18-(Maturity/1 Day)	112,200,000	1.696%/(1.68%)	49,787	—	49,787	—	(116)
1 yr OIS FEDL01[10] 9/19/18-(Maturity/1 Day)	34,500,000	1.723%/(1.68%)	12,931	—	12,931	—	(36)
1 yr OIS FEDL01[10] 9/19/18-(Maturity/1 Day)	86,400,000	1.785%/(1.68%)	18,930	—	18,930	—	(90)
2 yr IRS[11] 12/20/19- (Semiannually/ Quarterly)	1,100,000	2.00%/(2.202%)	9,760	(5,967)	15,727	—	191
2 yr IRS[11] 6/28/21- (Semiannually/ Quarterly)	30,100,000	1.45%/(2.308%)	770,606	—	770,606	—	(5,577)
3 yr IRS[11] 6/21/20- (Semiannually/ Quarterly)	32,700,000	1.25%/(2.222%)	952,682	494,628	458,054	—	2,856
3 yr IRS[11] 6/20/21- (Semiannually/ Quarterly)	17,800,000	1.75%/(2.308%)	476,865	497,557	—	(20,692)	811
4 yr IRS[11] 12/16/19- (Semiannually/ Quarterly)	1,600,000	2.00%/(2.145%)	13,877	(2,813)	16,690	—	280

(continues)	99

Schedules of investments

Optimum Fixed Income Fund

Reference Obligation/ Termination Date/ Payment Frequency (Fixed Rate/Floating Rate)	Notional Amount[3]		Fixed/Floating Interest Rate Paid (Received)	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[4]	Unrealized Depreciation[4]	Variation Margin Due from (Due to Brokers)

Centrally Cleared (continued):
5 yr IRS[11] 4/6/21-(Semiannually/ Quarterly)		5,035,000	1.199%/(1.704%)	$213,007	$—	$213,007	$—	$(91)
5 yr IRS[11] 8/9/21-(Semiannually/ Quarterly)		6,220,000	1.19%/(1.80%)	293,907	—	293,907	—	(400)
5 yr IRS[11] 4/27/22- (Semiannually/ Quarterly)		2,005,000	1.976%/(1.76%)	54,216	—	54,216	—	(749)
5 yr IRS USA 30020[11] 6/15/22- (Semiannually/ Quarterly)		1,400,000	2.026%/(2.222%)	36,501	—	36,501	—	(602)
5 yr IRS[11] 8/30/22- (Semiannually/ Quarterly)		3,035,000	1.798%/(1.984%)	111,863	—	111,863	—	(1,450)
5 yr IRS[11] 6/20/23- (Semiannually/ Quarterly)		2,500,000	2.00%/(2.308%)	84,632	92,590	—	(7,958)	(1,451)
5 yr IRS BP0006M12 9/19/23- (Semiannually)	GBP	26,700,000	1.50%/(0.816%)	(153,595)	(16,894)	—	(136,701)	(5,370)
5 yr MXIBTIIE[14] 9/6/21-(28 days)	MXN	26,200,000	(5.797)%/7.841%	(71,131)	(42,029)	—	(29,102)	—
5 yr MXIBTIIE[14] 12/3/21-(28 days)	MXN	61,000,000	(7.199)%/7.841%	(20,845)	(47,746)	26,901	—	—
7 yr IRS[11] 12/16/22- (Semiannually/ Quarterly)		42,500,000	2.25%/(2.145%)	835,952	262,131	573,821	—	(22,543)
7 yr IRS[11] 4/6/23-(Semiannually/ Quarterly)		750,000	1.416%/(1.704%)	46,068	—	46,068	—	(377)
7 yr IRS[11] 10/31/24- (Semiannually/ Quarterly)		1,750,000	2.25%/(1.772%)	49,568	—	49,568	—	(1,768)
10 yr IRS[11] 4/5/26-(Semiannually/ Quarterly)		1,490,000	1.686%/(1.696%)	117,501	—	117,501	—	(1,635)
10 yr IRS[11] 6/21/27- (Semiannually/ Quarterly)		4,100,000	1.50%/(2.222%)	437,563	341,690	95,873	—	(5,119)
10 yr IRS[11] 1/30/28- (Semiannually/ Quarterly)		1,780,000	2.68%/(1.767%)	13,893	—	13,893	—	(3,275)
10 yr IRS JY0006M13 3/20/28- (Semiannually)	JPY	4,890,000,000	0.30%/(0.015%)	(214,103)	277,544	—	(491,647)	19,418

Reference Obligation/ Termination Date/ Payment Frequency (Fixed Rate/Floating Rate)	Notional Amount[3]		Fixed/Floating Interest Rate Paid (Received)	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[4]	Unrealized Depreciation[4]	Variation Margin Due from (Due to Brokers)

Centrally Cleared (continued):
10 yr IRS JY0006M13 6/18/28-(Semiannually)	JPY	200,000,000	0.38%/(0.013%)	$(21,018)	$121	$—	$(21,139)	$875
30 yr IRS[11] 6/15/46-(Semiannually/ Quarterly)		16,600,000	2.50%/(2.125%)	1,107,288	(1,068,603)	2,175,891	—	(71,267)
30 yr IRS[11] 6/15/46-(Semiannually/ Quarterly)		500,000	2.50%/(2.125%)	37,714	(20,007)	57,721	—	(2,776)
30 yr IRS[11] 12/21/46-(Semiannually/ Quarterly)		900,000	2.25%/(2.222%)	115,023	(69,196)	184,219	—	(4,951)
30 yr IRS[11] 12/21/46-(Semiannually/ Quarterly)		1,770,000	2.767%/(2.222%)	37,598	—	37,598	—	(10,390)
30 yr IRS[11] 1/27/47-(Semiannually/ Quarterly)		440,000	2.661%/(1.76%)	14,942	—	14,942	—	(1,952)
30 yr IRS[11] 1/30/47-(Semiannually/ Quarterly)		705,000	2.686%/(1.773%)	20,230	—	20,230	—	(3,141)
30 yr IRS[11] 6/20/48-(Semiannually/ Quarterly)		9,000,000	2.50%/(2.308%)	706,561	1,033,449	—	(326,888)	(54,270)
FRA 3-month LIBOR IRS[11] 9/19/18-(Maturity)		93,500,000	0.50%/(1.89%)	(96,391)	—	—	(96,391)	(3,514)
FRA 3-month LIBOR IRS[11] 9/19/18-(Maturity)		112,200,000	0.50%/(1.91%)	(110,052)	—	—	(110,052)	(4,216)
FRA 3-month LIBOR IRS[11] 9/19/18-(Maturity)		34,500,000	0.50%/(1.945%)	(30,817)	—	—	(30,817)	(1,296)
FRA 3-month LIBOR IRS[11] 9/19/18-(Maturity)		86,400,000	0.50%/(2.13%)	(37,162)	—	—	(37,162)	(3,247)

Total IRS Contracts				$5,930,819	$1,726,455	$5,512,913	$(1,308,549)	$(187,334)

The use of foreign currency exchange contracts, futures contracts, and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in these financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to financial statements.”

2A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

(continues)	101

Schedules of investments

Optimum Fixed Income Fund

3Notional amount shown is stated in US dollars unless noted that the swap is denominated in another currency.

4Unrealized appreciation (depreciation) does not include periodic interest payments on swap contracts accrued daily in the amount of ($497,871).

5Markit’s Emerging markets CDX Index, or the CDX.EM Index is composed of 15 sovereign issuers from the following countries: Argentina, Brazil, Chile, China, Colombia, Indonesia, Malaysia, Mexico, Panama, Peru, Philippines, Russia, South Africa, Turkey, and Venezuela, which have S&P credit quality rating of CCC and above.

6Markit’s North America High Yield CDX Index, or the CDX.NA.HY Index, is composed of 100 of the most liquid North American entities with high yield credit ratings that trade is in the CDS market.

7Markit’s North America Investment Grade Index, or CDX.NA.IG Index, is composed of 125 of the most liquid North American entities with investment grade credit ratings that trade in the CDS market.

8Markit’s CMBX Index or the CMBX.NA Index is a synthetic tradable index referencing a basket of 25 commercial mortgage-backed securities in North America. Credit-quality rating are measured on a scale that generally ranges from AAA (highest) to BB (lowest). US Agency and US Agency mortgage-backed securities appear under US Government.

9An IRS agreement is an exchange of interest rates between counterparties. Periodic payments (receipt) on such contracts are accrued daily and recorded as unrealized appreciation (depreciation) on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains (losses) on swap contracts.

10Rate resets based on FEDL01.

11Rate resets based on LIBOR03M.

12Rate resets based on BP0006M.

13Rate resets based on MXIBTIIE.

14Rate resets based on JPY0006M.

Summary of abbreviations:

ABS – Asset-Backed Security

ARM – Adjustable Rate Mortgage

ARS – Argentine Peso

AUD – Australian Dollar

BADLARPP – Argentina Term Deposit Rate

BAML – Bank of America Merrill Lynch

BBSW1M – Bank Bill Swap 1 Month

BBSW3M – Bank Bill Swap 3 Months

BNP – BNP Paribas

BNYM – BNY Mellon

BP0003M – 3 Month Sterling LIBOR Interest Rate

BP0006M – 6 Month Sterling LIBOR Interest Rate

BRL – Brazilian Real

B.T.P. – Buoni del Tesoro Poliennali

CAD – Canadian Dollar

CDO – Collateralized Debt Obligation

CDS – Credit Default Swap

CDX.EM – Credit Default Swap Index Emerging Markets

CDX.NA.HY – Credit Default Swap Index North America High Yield

CITI – Citigroup Global Markets

CLO – Collateralized Loan Obligation

CLP – Chilean Peso

CMBX.NA – Commercial Mortgage-Backed Index North America

COF 11 – Cost of Funds for the 11th District of San Francisco

COP – Colombian Peso

DB – Deutsche Bank

EUR – European Monetary Unit

FEDL01 – Federal Funds Rate at Maturity

FHAVA – Federal Housing Administration and Veterans Administration

FRA – Forward Rate Agreement

FREMF – Freddie Mac Multifamily

GBP – British Pound Sterling

GNMA – Government National Mortgage Association

GSC – Goldman Sachs Capital

H15T1Y – US Treasury Yield Curve Rate T Note Constant Maturity 1 Year

HSBC – Hong Kong Shanghai Bank

HUF – Hungarian Forint

ICE – Intercontinental Exchange

IDR – Indonesian Rupiah

IG – Investment Grade

INR – Indian Rupee

IRS – Interest Rate Swap

JPMBB – JPMorgan Barclays Bank

JPMC – JPMorgan Chase Bank

JPMDB – JPMorgan Deutsche Bank

JPY – Japanese Yen

JPY0006M – Japanese Yen 6 Month LIBOR Interest Rate

KRW – South Korean Won

LB – Lehman Brothers

LIBOR – London Interbank Offered Rate

LIBOR01M – ICE LIBOR USD 1 Month

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

LIBOR12M – ICE LIBOR USD 12 Month

MASTR – Mortgage Asset Securitization Transactions, Inc.

MBIA – Municipal Bond Insurance Association Group

MSC – Morgan Stanley Capital

Summary of abbreviations: (continued)

MXIBTIIE – Mexico Interbank 28 day

MXN – Mexican Peso

NOK – Norwegian Krone

NZD – New Zealand Dollar

OIS – Overnight Indexed Swaps

PEN – Peruvian Nuevo Sol

PLN – Polish Zloty

REMIC – Real Estate Mortgage Investment Conduit

S&P – Standard & Poor’s Financial Services LLC

S.F. – Single Family

SGD – Singapore Dollar

TBA – To be announced

TD – Toronto Dominion Bank

TIIE – Banxico – Interbank Equilibrium Interest Rate Banco de Mexico

TRY – Turkish Lira

TWD – Taiwan Dollar

USBMMY3M – US Treasury 3 Months Bill Money Market Yield

USD – USDollar

yr – Year

ZAR – South African Rand

See accompanying notes, which are an integral part of the financial statements.

(continues)	103

Schedules of investments

Optimum International Fund

March 31, 2018

	Number of shares	Value (US $)
Common Stock - 96.86%Δ
Australia – 1.48%
BHP Billiton ADR *	64,505	$ 2,865,957
Qantas Airways	1,359,263	6,132,387
South32	349,153	877,483
		9,875,827
Austria – 2.84%
Erste Group Bank	131,701	6,621,049
Raiffeisen Bank International †	61,546	2,397,193
Schoeller-Bleckmann Oilfield Equipment *†	43,595	4,808,070
voestalpine	97,762	5,128,320
		18,954,632
Bermuda – 0.92%
Everest Re Group	23,929	6,145,446
		6,145,446
Brazil – 1.34%
Banco Bradesco ADR	483,005	5,738,099
JBS	1,139,300	3,223,148
		8,961,247
Canada – 3.84%
BCE	42,579	1,832,600
BRP	29,600	1,136,809
Constellation Software	1,100	746,354
Empire	80,900	1,623,840
Magna International Class A	90,268	5,084,603
Rogers Communications Class B	33,800	1,509,568
Rogers Communications Class B (US Shares)	56,927	2,543,498
Royal Bank of Canada	52,034	4,019,423
Stars Group †	118,100	3,259,701
West Fraser Timber	58,000	3,854,061
		25,610,457
China/Hong Kong – 7.94%
Anhui Conch Cement Class H *	920,000	5,062,727
ASM Pacific Technology	146,700	2,066,759
BYD Class H *	473,500	3,770,444
China Construction Bank Class H	815,000	851,271
China Life Insurance Class H	1,710,000	4,780,803
CK Asset Holdings	608,500	5,135,176
CK Hutchison Holdings	328,500	3,947,016
CLP Holdings	889,500	9,069,350
Hang Seng Bank	43,300	1,006,058

	Number of shares	Value (US $)
Common StockΔ (continued)
China/Hong Kong (continued)
HKT Trust & HKT	964,000	$ 1,215,396
Hong Kong Exchanges & Clearing	72,800	2,397,817
Industrial & Commercial Bank of China Class H	5,040,000	4,392,290
Li & Fung	2,558,000	1,261,035
Shanghai Fosun Pharmaceutical Group Class H	769,000	4,764,082
Sun Hung Kai Properties	145,000	2,301,581
Wharf Holdings	269,000	931,356
		52,953,161
Colombia – 0.63%
Bancolombia ADR	99,940	4,199,479
		4,199,479
Czech Republic – 0.41%
Komercni banka	59,575	2,717,246
		2,717,246
Denmark – 1.24%
Bavarian Nordic †	19,270	604,746
H. Lundbeck	136,375	7,659,700
		8,264,446
Finland – 0.64%
Upm-Kymmene	115,134	4,268,460
		4,268,460
France – 5.74%
Air France-KLM †	163,515	1,824,637
Criteo ADR †	46,617	1,204,583
Derichebourg	87,294	768,819
Eramet †	29,118	4,013,205
Ipsen	44,679	6,944,710
IPSOS	23,199	911,638
Peugeot	46,622	1,122,629
Publicis Groupe	73,416	5,112,089
Safran	58,218	6,178,657
Societe Generale	72,787	3,953,090
Sodexo	42,616	4,289,217
Thales	16,125	1,964,403
		38,287,677
Germany – 5.07%
Allianz	10,305	2,329,520
Continental	21,367	5,901,812
Deutsche Lufthansa	315,133	10,074,023
Merck	45,277	4,344,235
Siltronic †	20,907	3,585,813

	Number of shares	Value (US $)
Common StockΔ (continued)
Germany (continued)
TUI	82,466	$ 1,767,820
TUI (London Shares)	108,556	2,327,832
Vonovia	69,341	3,438,608
		33,769,663
India – 2.70%
ICICI Bank ADR	620,656	5,492,806
Rain Industries	127,628	744,575
South Indian Bank	4,253,356	1,500,053
SpiceJet †	393,285	758,176
Tata Consultancy Services	45,802	2,007,037
Tata Steel	72,979	645,750
Yes Bank	1,445,790	6,827,485
		17,975,882
Indonesia – 1.41%
Barito Pacific †	8,586,700	1,446,567
Delta Dunia Makmur †	38,784,100	2,686,522
Indofood Sukses Makmur	3,908,800	2,049,213
Telekomunikasi Indonesia Persero	12,310,400	3,237,082
		9,419,384
Ireland – 1.94%
ICON †	109,555	12,942,828
		12,942,828
Israel – 3.01%
Bank Hapoalim	1,155,160	7,943,942
Bank Leumi Le-Israel	1,262,147	7,623,930
Check Point Software Technologies †	38,000	3,774,920
Tower Semiconductor †	25,795	694,143
		20,036,935
Italy – 1.30%
Gefran	63,514	645,332
La Doria	45,778	693,316
Prysmian	178,201	5,595,897
Recordati	47,876	1,766,402
		8,700,947
Japan – 19.30%
ANA Holdings	121,000	4,682,844
Asahi Glass	114,800	4,752,540
Astellas Pharma	299,000	4,535,370
Benesse Holdings	26,400	956,459
Bic Camera	99,900	1,571,661
Daiichi Sankyo	58,300	1,931,919
Daito Trust Construction	5,300	916,000

	Number of shares	Value (US $)
Common StockΔ (continued)
Japan (continued)
Daiwa House Industry	222,200	$ 8,561,816
Denso	124,400	6,804,267
Fujitsu	962,000	5,920,000
Furukawa Electric	36,400	1,953,329
Geo Holdings	54,900	879,184
Hitachi	583,000	4,223,264
Kirin Holdings	320,900	8,542,355
Konami Holdings	71,000	3,729,994
K’s Holdings	217,800	3,010,984
Medipal Holdings	115,900	2,374,531
Mixi	122,300	4,517,072
Morinaga Milk Industry	34,700	1,412,067
Nexon †	82,600	1,366,252
Nichiha	22,800	871,031
Nippon Telegraph & Telephone	212,700	9,794,934
NTT DOCOMO	29,100	742,918
Pola Orbis Holdings	20,000	819,510
Rohto Pharmaceutical	136,000	3,802,453
Secom	72,800	5,418,693
Shinmaywa Industries	110,000	904,563
Shiseido	15,900	1,018,060
Sony	67,200	3,249,953
Sumitomo Dainippon Pharma	561,100	9,418,022
Suzuken	88,500	3,655,444
Taisei	33,800	1,715,333
T-Gaia	78,900	2,195,601
Tokyo Electric Power Holdings †	1,815,100	6,993,948
Toray Industries	573,200	5,421,980
		128,664,351
Macau – 0.18%
Wynn Macau	320,400	1,174,340
		1,174,340
Mexico – 0.67%
Grupo Financiero Banorte	734,200	4,487,989
		4,487,989
Netherlands – 5.24%
Core Laboratories *	52,796	5,713,583
EXOR	22,702	1,616,023
Heineken	56,338	6,059,380
Koninklijke Ahold Delhaize	155,283	3,679,574
Royal Dutch Shell ADR	14,497	925,054
Royal Dutch Shell Class A	531,140	16,920,631
		34,914,245

(continues)	105

Schedules of investments

Optimum International Fund

	Number of shares	Value (US $)
Common StockΔ (continued)
New Zealand – 1.25%
a2 Milk †	629,624	$ 5,625,001
Xero Private Placement †	104,850	2,692,924
		8,317,925
Norway – 2.70%
DNB	399,151	7,862,171
Norsk Hydro	691,318	4,100,683
Statoil ADR *	254,814	6,026,351
		17,989,205
Republic of Korea – 2.96%
Hyundai Mobis	16,694	3,751,021
LG Electronics	18,597	1,910,471
Samsung Electronics	3,849	8,886,752
SK Hynix	67,863	5,176,153
		19,724,397
Singapore – 1.52%
DBS Group Holdings	278,000	5,872,014
United Industrial	1,053,000	2,610,113
United Overseas Bank	80,000	1,683,378
		10,165,505
South Africa – 0.16%
Investec	134,079	1,045,557
		1,045,557
Spain – 2.50%
Amadeus IT Group	115,793	8,569,045
Atlantica Yield	413,657	8,099,404
		16,668,449
Sweden – 0.27%
G5 Entertainment	49,155	1,807,608
		1,807,608
Switzerland – 4.94%
Allreal Holding	7,743	1,274,315
Bucher Industries	1,813	757,581
Coca-Cola HBC †	24,130	892,971
Credit Suisse Group ADR	302,984	5,087,101
Ferrexpo	1,036,110	3,560,528
Flughafen Zurich	3,523	778,087
Nestle	20,574	1,626,200
Novartis ADR	82,590	6,677,401
Roche Holding	30,936	7,096,629
STMicroelectronics	78,026	1,736,370
Swiss Life Holding †	8,137	2,899,762
Zehnder Group	11,237	519,142
		32,906,087

	Number of shares	Value (US $)
Common StockΔ (continued)
Taiwan – 2.60%
Advanced Semiconductor Engineering	3,615,343	$ 5,207,820
Hon Hai Precision Industry	1,682,500	5,106,878
Taiwan Semiconductor Manufacturing	825,000	7,003,035
		17,317,733
Thailand – 2.73%
Bangkok Bank NVDR	119,400	752,216
Indorama Ventures Class F	848,000	1,552,542
IRPC GDR NVDR	4,722,200	1,117,502
Krung Thai Bank NVDR	3,976,500	2,403,449
PTT Exploration & Production	224,800	823,140
PTT Exploration & Production NVDR	911,700	3,338,332
PTT Global Chemical	401,200	1,212,453
PTT Global Chemical GDR NVDR	416,400	1,258,388
PTT NVDR	238,000	4,201,343
Thai Oil NVDR	276,600	811,578
Thanachart Capital GDR NVDR	435,300	748,237
		18,219,180
Turkey – 0.44%
Akbank Turk	1,212,999	2,936,187
		2,936,187
United Kingdom – 5.90%
Barclays	2,070,195	6,049,331
Debenhams	385,489	113,248
Diageo	201,892	6,827,929
Evraz	138,163	842,515
Ferroglobe †	189,798	2,036,533
HSBC Holdings	590,670	5,546,813
Indivior †	377,052	2,155,356
ITV	1,599,807	3,238,443
Kingfisher	270,060	1,107,867
RELX	208,015	4,311,922
Rio Tinto ADR *	92,672	4,775,388
Smith & Nephew	66,299	1,240,255
Thomas Cook Group	657,751	1,092,144
		39,337,744
United States – 1.05%
Carnival	103,352	6,777,824

	Number of shares	Value (US $)
Common StockΔ (continued)
United States (continued)
Project Star =p†	142	$ 166,904
Project Star Series G =p†	47	67,530
		7,012,258
Total Common Stock (cost $548,177,400)		645,772,477

	Principal amount°
Short-Term Investments – 1.53%
Discount Note – 0.07%≠
Federal Home Loan Bank 0.80% 4/3/18	454,854	454,833
		454,833
Repurchase Agreements – 1.32%
Bank of America Merrill Lynch 1.71%, dated 3/29/18, to be repurchased on 4/2/18, repurchase price $1,264,804 (collateralized by US government obligations 1.50%–3.75% 11/15/18–8/15/44; market value $1,289,856)	1,264,563	1,264,563
Bank of Montreal 1.60%, dated 3/29/18, to be repurchased on 4/2/18, repurchase price $3,794,364 (collateralized by US government obligations 0.00%–2.875% 8/16/18–8/15/47; market value $3,869,564)	3,793,690	3,793,690
BNP Paribas 1.75%, dated 3/29/18, to be repurchased on 4/2/18, repurchase price $3,730,352 (collateralized by US government obligations 0.00%–3.625% 5/31/18–11/15/45; market value $3,804,220)	3,729,627	3,729,627
		8,787,880
US Treasury Obligations – 0.14%≠
US Treasury Bills 1.007% 4/5/18	509,277	509,209

	Principal amount°	Value (US $)
Short-Term Investments (continued)
US Treasury Obligations≠ (continued)
US Treasury Bills 1.35% 4/12/18	440,869	$ 440,669
		949,878
Total Short-Term Investments (cost $10,192,540)		10,192,591
Total Value of Securities Before Securities Lending Collateral – 98.39% (cost $558,369,940)		655,965,068

Securities Lending Collateral** – 3.32%
Certificates of Deposit – 0.34%≠
Australia & New Zealand Banking Group (London) 1.70% 4/2/18	418,000	418,000
Bank of Nova Scotia (Toronto) 1.68% 4/2/18	471,000	471,000
CommonWealth Bank of Australia (London) 1.68% 4/3/18	374,000	374,000
Royal Bank of Canada (Toronto) 1.68% 4/2/18	995,000	995,000
		2,258,000
Repurchase Agreements – 2.59%
Bank of Montreal 1.76%, dated 3/29/18, to be repurchased on 4/2/18, repurchase price $4,894,117 (collateralized by US government obligations 0.000%–2.375% 4/26/18–1/31/23; market value $4,991,032)	4,893,160	4,893,160
Bank of Nova Scotia 1.77%, dated 3/29/18, to be repurchased on 4/2/18, repurchase price $2,053,667 (collateralized by US government obligations 0.750%–3.875% 5/15/18–2/28/22; market value $2,094,433)	2,053,263	2,053,263

(continues)	107

Schedules of investments

Optimum International Fund

	Principal amount°	Value (US $)
Securities Lending Collateral** (continued)
Repurchase Agreements (continued)
Credit Agricole 1.75%, dated 3/29/18, to be repurchased on 4/2/18, repurchase price $5,146,874 (collateralized by US government obligations 1.875% 9/30/22; market value $5,248,810)	5,145,873	$ 5,145,873
JP Morgan Securities 1.80%, dated 3/29/18, to be repurchased on 4/2/18, repurchase price $5,146,902 (collateralized by US government obligations 0.625%–1.375% 1/15/20–7/15/21; market value $5,249,654)	5,145,873	5,145,873
		17,238,169
Short-Term Floating Rate Notes – 0.39%
Australia & New Zealand Banking Group
1.86% (LIBOR01M + 0.17%) 9/5/18 ●	310,000	309,741
1.86% (LIBOR01M + 0.16%) 9/7/18 ●	267,000	266,753
Bank of Montreal (Chicago)
2.45% (LIBOR03M + 0.25%) 3/18/19 ●	329,000	328,967
2.61% (LIBOR01M + 0.41%) 9/12/18 ●	288,000	287,924
Bank of Nova Scotia (Houston)
1.89% (LIBOR01M + 0.20%) 7/6/18 ●	223,000	222,993
2.10% (LIBOR01M + 0.34%) 9/7/18 ●	300,000	299,954
CommonWealth Bank of Australia (New York) 2.32% (LIBOR03M + 0.20%) 3/18/19 ●	619,000	619,976
Wells Fargo Bank 1.92% (LIBOR01M + 0.22%) 10/5/18 ●	273,000	272,687
		2,608,995
Total Securities Lending Collateral (cost $22,105,169)		22,105,164

Total Value of Securities – 101.71% (cost $580,475,109)	$678,070,232∎

*	Fully or partially on loan.
**	See Note 9 in “Notes to financial statements” for additional information on securities lending collateral and non-cash collateral.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
≠	The rate shown is the effective yield at the time of purchase.
∎	Includes $23,055,600 of securities loaned.
°	Principal amount shown is stated in US dollars unless noted that the security is denominated in another currency.
Δ	Securities have been classified by country of origin. Aggregate classification by business sector has been presented on page 41 in “Security type / country and sector allocations.”
p

Restricted security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At March 31, 2018, the aggregate value of restricted securities was $234,434, which represented 0.04% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities. See Note 10 in “Notes to financial statements” and the following table for additional details on restricted securities.

†	Non-income producing security.
•

Variable rate investment. Rates reset periodically. Rates shown reflect the rate in effect at March 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.

Restricted Securities

Investment	Date of Acquisition	Cost	Value
Project Star	5/7/14	$999,482	$166,904
Project Star Series G	10/29/14	396,443	67,530

Total		$1,395,925	$234,434

The following foreign currency exchange contracts were outstanding at March 31, 2018:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BBH	GBP	(1,760,369)	USD	2,477,786	4/3/18	$7,474	$—
BBH	GBP	(2,618,426)	USD	3,671,481	4/4/18	—	(3,092)
BNYM	ILS	(240,999)	USD	68,670	4/2/18	—	(54)
BNYM	KRW	(2,987,731,050)	USD	2,803,893	4/2/18	—	(4,690)
NT	CAD	899,301	USD	(698,052)	4/3/18	39	—
NT	CHF	160,041	USD	(167,372)	4/4/18	113	—
NT	GBP	90,444	USD	(126,875)	4/4/18	50	—
SSB	EUR	292,198	USD	(359,549)	4/4/18	136	—
SSB	HKD	6,121,315	USD	(779,974)	4/4/18	182	—

Total Foreign Currency Exchange Contracts						$7,994	$(7,836)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to financial statements.”

Summary of abbreviations:

ADR – American Depositary Receipt

BBH – Brown Brothers Harriman & Co.

BNYM – BNY Mellon

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – British Pound Sterling

GDR – Global Depository Receipt

HKD – Hong Kong Dollar

ICE – Intercontinental Exchange

ILS – Israeli Shekel

KRW – South Korean Won

LIBOR – London Interbank Offered Rate

LIBOR01M – ICE LIBOR USD 1 Month

LIBOR03M – ICE LIBOR USD 3 Month

NT – Northern Trust

NVDR – Non-Voting Depositary Receipt

SSB – State Street Bank

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

(continues)	109

Schedules of investments

Optimum Large Cap Growth Fund

March 31, 2018

	Number of shares	Value (US $)
Common Stock – 98.55%²
Consumer Discretionary – 18.15%
Amazon.com †	76,710	$ 111,025,451
Aptiv	64,900	5,514,553
Booking Holdings †	20,700	43,064,073
Caesars Entertainment †	414,163	4,659,334
Chipotle Mexican Grill †	25,500	8,239,305
Comcast Class A	493,510	16,863,237
Dollar General	38,000	3,554,900
Dollarama	32,975	4,007,626
Ferrari (Italy)	39,625	4,775,605
Flipkart Limited =p†	1,281	105,988
Flipkart Limited Series A =p†	437	36,157
Flipkart Limited Series C =p†	771	63,792
Flipkart Limited Series E =p†	1,433	118,564
Flipkart Limited Series G =p†	6,017	676,640
Flipkart Limited Series H =p†	5,840	780,010
Home Depot	118,670	21,151,741
Marriott International Class A	15,604	2,121,832
MGM Resorts International	65,370	2,289,257
Netflix †	36,600	10,809,810
NIKE Class B	55,900	3,713,996
NVR †	1,060	2,968,000
Tesla †	55,149	14,676,803
Walt Disney	251,200	25,230,528
Wynn Resorts	40,642	7,411,475
Yum China Holdings	377,200	15,653,800
Yum! Brands	75,000	6,384,750
		315,897,227
Consumer Staples – 4.39%
Anheuser-Busch InBev ADR	159,950	17,584,903
Coca-Cola	295,330	12,826,182
Costco Wholesale	73,040	13,762,927
CVS Health	127,620	7,939,240
McCormick Class N/V	91,620	9,747,452
Philip Morris International	145,966	14,509,020
		76,369,724
Energy – 1.66%
Pioneer Natural Resources	71,140	12,220,429
Schlumberger	257,300	16,667,894
		28,888,323
Financials – 6.29%
American Express	147,200	13,730,816
BlackRock	37,260	20,184,487
Charles Schwab	419,600	21,911,512
Chubb (Switzerland)	57,300	7,836,921
First Republic Bank	35,866	3,321,550
Intercontinental Exchange	108,700	7,882,924

	Number of shares	Value (US $)
Common Stock² (continued)
Financials (continued)
JPMorgan Chase & Co.	94,600	$ 10,403,162
Morgan Stanley	154,000	8,309,840
State Street	37,900	3,779,767
TD Ameritrade Holding	203,723	12,066,513
WeWork Companies =p†	881	38,374
		109,465,866
Healthcare – 15.09%
Alexion Pharmaceuticals †	201,149	22,420,068
Alnylam Pharmaceuticals †	31,200	3,715,920
Anthem	46,700	10,259,990
Becton Dickinson and Co.	79,113	17,143,787
Biogen †	59,600	16,319,672
Celgene †	219,490	19,580,703
Centene †	37,805	4,040,220
Cigna	28,435	4,769,687
Danaher	41,900	4,102,429
DENTSPLY SIRONA	232,530	11,698,584
Incyte †	47,800	3,983,174
Intuitive Surgical †	31,300	12,921,579
Johnson & Johnson	95,200	12,199,880
Regeneron Pharmaceuticals †	29,040	10,000,214
Stryker	85,200	13,710,384
Thermo Fisher Scientific	82,600	17,053,596
UnitedHealth Group	202,517	43,338,638
Vertex Pharmaceuticals †	89,748	14,627,129
Zoetis	248,900	20,785,639
		262,671,293
Industrials – 8.88%
Acuity Brands	46,955	6,535,666
American Airlines Group	178,029	9,250,387
Boeing	93,318	30,597,106
Caterpillar	74,110	10,922,332
Equifax	53,405	6,291,643
Fortive	101,851	7,895,490
Fortune Brands Home & Security	67,044	3,948,221
Honeywell International	162,600	23,497,326
Illinois Tool Works	28,700	4,496,142
Roper Technologies	32,185	9,034,008
TransUnion †	121,864	6,919,438
United Parcel Service Class B	131,700	13,783,722
Wabtec	48,177	3,921,608
WW Grainger	61,800	17,444,286
		154,537,375
Information Technology – 39.37%
Activision Blizzard	74,100	4,998,786
Adobe Systems †	124,200	26,837,136

	Number of shares	Value (US $)
Common Stock² (continued)
Information Technology (continued)
Akamai Technologies †	311,900	$ 22,138,662
Alibaba Group Holding ADR †	140,233	25,738,365
Alphabet Class A †	39,000	40,448,460
Alphabet Class C †	48,810	50,361,670
Apple	200,421	33,626,635
ASML Holding (Netherlands)	30,000	5,956,800
Broadcom	37,800	8,907,570
Dropbox Class A †	9,020	281,875
Dropbox Class A =p†	41,151	1,221,680
eBay †	203,300	8,180,792
Electronic Arts †	82,700	10,026,548
Facebook Class A †	337,904	53,993,680
Fidelity National Information Services	60,100	5,787,630
Fiserv †	105,188	7,500,956
Intuit	79,649	13,807,154
Mastercard Class A	118,700	20,791,492
Microsoft	823,900	75,197,353
Oracle	333,280	15,247,560
Palo Alto Networks †	90,600	16,445,712
PayPal Holdings †	385,352	29,236,656
QUALCOMM	71,300	3,950,733
Red Hat †	184,719	27,617,338
salesforce.com †	124,800	14,514,240
ServiceNow †	45,162	7,472,053
Snap Class A †	111,600	1,771,092
Splunk †	144,720	14,239,001
Symantec	447,782	11,575,165
Tencent Holdings (China) (Hong Kong Exchange)	218,200	11,712,882
Texas Instruments	234,252	24,336,440
Visa Class A	457,100	54,678,302
VMware Class A †	137,934	16,727,256
Workday Class A †	52,668	6,694,630
Worldpay Class A †	114,600	9,424,704
Xilinx	50,505	3,648,481
		685,095,489
Materials – 1.85%
DowDuPont	78,700	5,013,977
Ecolab	113,600	15,571,152
Praxair	80,810	11,660,883
		32,246,012
Real Estate – 1.85%
American Tower	30,200	4,389,268
Crown Castle International	134,021	14,690,042
Equinix	31,190	13,041,787
		32,121,097

	Number of shares	Value (US $)
Common Stock² (continued)
Utilities – 1.02%
American Water Works	56,000	$ 4,599,280
NextEra Energy	32,000	5,226,560
Sempra Energy	70,551	7,846,682
		17,672,522
Total Common Stock (cost $1,358,605,684)		1,714,964,928

Convertible Preferred Stock – 0.52%
Airbnb Private Placement
Series D =p†	23,130	2,707,368
Series E =p†	13,611	1,593,168
Magic Leap =p†	43,435	1,114,108
Uber Technologies Series G =p†	34,197	1,117,464
WeWork Companies Series E =p†	22,244	968,893
Xiaoju Kuaizhi (China) =p†	32,416	1,537,808

Total Convertible Preferred Stock (cost $6,497,745)		9,038,809

	Principal Amount°
Convertible Bond – 0.10%
Caesars Entertainment 5.00% maturity date 10/1/24	1,045,509	1,827,680

Total Convertible Bond (cost $1,880,053)		1,827,680

Short-Term Investments – 0.89%
Repurchase Agreements – 0.89%
Bank of America Merrill Lynch 1.71%, dated 3/29/18, to be repurchased on 4/2/18, repurchase price $2,236,179 (collateralized by US government obligations 1.50%–3.75% 11/15/18–8/15/44; market value $2,280,471)	2,235,754	2,235,754

(continues)	111

Schedules of investments

Optimum Large Cap Growth Fund

	Principal Amount°	Value (US $)
Short-Term Investments (continued)
Repurchase Agreements (continued)
Bank of Montreal 1.60%, dated 3/29/18, to be repurchased on 4/2/18, repurchase price $6,708,454 (collateralized by US government obligations 0.00%–2.875% 8/16/18–8/15/47; market value $6,841,407)	6,707,262	$ 6,707,262
BNP Paribas 1.75%, dated 3/29/18, to be repurchased on 4/2/18, repurchase price $6,595,281 (collateralized by US government obligations 0.00%–3.625% 5/31/18–11/15/45; market value $6,725,880)	6,593,998	6,593,998
		15,537,014
Total Short-Term Investments (cost $15,537,014)		15,537,014

Total Value of Securities – 100.06% (cost $1,382,520,496)		$1,741,368,431

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
°	Principal amount shown is stated in US dollars unless noted that the security is denominated in another currency.
p

Restricted security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At March 31, 2018, the aggregate value of restricted securities was $12,080,014, which represented 0.69% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities. See Note 10 in “Notes to financial statements” and the following table for additional details on restricted securities.

†	Non-income producing security.

Restricted securities

Investment	Date of Acquisition	Cost	Value
Airbnb Private Placement Series D	4/16/14	$941,692	$2,707,368
Airbnb Private Placement Series E	7/14/15	1,267,108	1,593,168
Dropbox Class A	11/7/14	1,179,060	1,221,680
Flipkart Limited	3/19/15	146,033	105,988
Flipkart Limited Series A	3/19/15	49,818	36,157
Flipkart Limited Series C	3/19/15	87,894	63,792
Flipkart Limited Series E	3/19/15	163,361	118,564
Flipkart Limited Series G	12/17/14	720,596	676,640
Flipkart Limited Series H	4/17/15	830,682	780,010
Magic Leap	1/20/16	1,000,438	1,114,108
Uber Technologies Series G	12/3/15	1,667,863	1,117,464
WeWork Companies	6/23/15	28,976	38,374
WeWork Companies Series E	6/23/15	731,596	968,893
Xiaoju Kuaizhi (China)	10/19/15	889,048	1,537,808
Total		$9,704,165	$12,080,014

ADR – American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

Optimum Large Cap Value Fund

March 31, 2018

	Number of shares	Value (US $)
Common Stock – 98.11%²
Consumer Discretionary – 5.80%
Aptiv	67,773	$ 5,758,672
BorgWarner	173,819	8,730,928
CBS Class B	121,285	6,232,836
Comcast Class A Special	605,785	20,699,673
Hanesbrands	162,209	2,987,890
Harley-Davidson	23,801	1,020,587
Hasbro	15,907	1,340,960
Home Depot	33,451	5,962,306
Interpublic Group of Cos	248,310	5,718,579
Newell Brands	73,389	1,869,952
NIKE Class B	26,494	1,760,261
Omnicom Group	121,696	8,843,648
PVH	47,912	7,255,314
Time Warner	13,853	1,310,217
Walt Disney	64,929	6,521,469
		86,013,292
Consumer Staples – 8.11%
Altria Group	94,372	5,881,263
Archer-Daniels-Midland	97,647	4,234,950
Coty Class A	182,434	3,338,542
CVS Health	18,063	1,123,699
Danone (France)	43,563	3,532,188
Diageo (United Kingdom)	247,358	8,365,576
General Mills	179,080	8,069,345
Hershey	40,307	3,988,781
JM Smucker	26,783	3,321,360
Kimberly-Clark	13,437	1,479,817
Nestle (Switzerland)	142,232	11,242,235
PepsiCo	132,313	14,441,964
Philip Morris International	221,458	22,012,925
Procter & Gamble	167,614	13,288,438
Reckitt Benckiser Group (United Kingdom)	44,504	3,756,484
Tyson Foods Class A	164,999	12,076,277
		120,153,844
Energy – 7.83%
Chevron	198,195	22,602,158
ConocoPhillips	216,627	12,843,815
Devon Energy	172,913	5,496,904
Energen †	117,342	7,376,118
EOG Resources	195,491	20,579,338
Exxon Mobil	220,488	16,450,610
Halliburton	135,215	6,346,992
Marathon Petroleum	93,994	6,871,901
Occidental Petroleum	79,176	5,143,273
Schlumberger	188,974	12,241,736
		115,952,845

	Number of shares	Value (US $)
Common Stock² (continued)
Financials – 27.98%
Allstate	79,731	$ 7,558,499
American Express	176,347	16,449,648
Ameriprise Financial	50,155	7,419,931
Aon (United Kingdom)	95,390	13,386,079
Bank of America	944,287	28,319,167
Bank of New York Mellon	159,401	8,213,934
Berkshire Hathaway Class B †	26,287	5,243,731
BlackRock	16,324	8,843,037
Chubb (Switzerland)	200,249	27,388,056
Citigroup	239,387	16,158,623
Discover Financial Services	153,805	11,063,194
E*TRADE Financial †	182,445	10,109,277
Franklin Resources	63,081	2,187,649
Goldman Sachs Group	75,046	18,901,086
Huntington Bancshares	817,178	12,339,388
Intercontinental Exchange	123,882	8,983,923
JPMorgan Chase & Co.	616,466	67,792,766
MetLife	178,895	8,209,492
Moody’s	32,210	5,195,473
Morgan Stanley	154,369	8,329,751
Nasdaq	93,350	8,048,637
PNC Financial Services Group	78,218	11,829,690
Prudential Financial	39,786	4,119,840
State Street	203,461	20,291,166
SunTrust Banks	189,688	12,906,371
T Rowe Price Group	34,195	3,692,034
Travelers	109,736	15,237,941
US Bancorp	312,891	15,800,995
Wells Fargo & Co.	582,780	30,543,500
		414,562,878
Healthcare – 14.68%
Abbott Laboratories	163,156	9,776,307
AbbVie	77,747	7,358,754
Allergan	40,941	6,889,961
Biogen †	26,499	7,255,956
Cigna	38,802	6,508,647
Danaher	156,522	15,325,069
Eli Lilly & Co.	55,332	4,281,037
Express Scripts Holding †	50,195	3,467,471
Gilead Sciences	120,520	9,086,003
Hill-Rom Holdings	53,221	4,630,227
Johnson & Johnson	313,780	40,210,907
Laboratory Corp of America Holdings †	53,498	8,653,301
McKesson	35,900	5,057,233
Medtronic (Ireland)	292,410	23,457,130
Merck & Co.	104,246	5,678,280

(continues)	113

Schedules of investments

Optimum Large Cap Value Fund

	Number of shares	Value (US $)
Common Stock² (continued)
Healthcare (continued)
Novartis (Switzerland)	20,413	$ 1,651,021
Pfizer	884,282	31,383,168
Roche Holding (Switzerland)	5,804	1,331,421
Thermo Fisher Scientific	87,272	18,018,177
UnitedHealth Group	34,945	7,478,230
		217,498,300
Industrials – 12.99%
3M	42,220	9,268,134
Canadian National Railway (Canada)	51,352	3,755,372
Caterpillar	49,429	7,284,846
Deere	38,503	5,980,286
Delta Air Lines	185,010	10,140,398
Eaton	92,694	7,407,178
Equifax	33,769	3,978,326
HD Supply Holdings †	36,603	1,388,718
Honeywell International	145,925	21,087,622
Illinois Tool Works	42,854	6,713,508
Ingersoll-Rand	47,804	4,087,720
Johnson Controls International	359,170	12,657,151
Lockheed Martin	15,017	5,074,695
Northrop Grumman	76,099	26,567,683
Parker-Hannifin	52,233	8,933,410
Quanta Services †	150,975	5,185,991
Raytheon	52,851	11,406,303
Stanley Black & Decker	60,246	9,229,687
Union Pacific	56,951	7,655,923
United Parcel Service Class B	38,017	3,978,859
United Technologies	68,752	8,650,377
Waste Management	143,317	12,055,826
		192,488,013
Information Technology – 8.80%
Accenture Class A (Ireland)	136,464	20,947,224
Amdocs	27,582	1,840,271
Analog Devices	21,531	1,962,120
Broadcom	24,736	5,829,038
Cisco Systems	428,400	18,374,076
Cognizant Technology Solutions Class A	30,339	2,442,289
DXC Technology	38,838	3,904,384
eBay †	206,361	8,303,967
Fidelity National Information Services	80,957	7,796,159
Fiserv †	80,944	5,772,117
International Business Machines	13,810	2,118,868

	Number of shares	Value (US $)
Common Stock² (continued)
Information Technology (continued)
Microsoft	111,187	$ 10,148,037
ON Semiconductor †	386,361	9,450,390
Oracle	344,980	15,782,835
QUALCOMM	87,611	4,854,525
Texas Instruments	103,959	10,800,300
		130,326,600
Materials – 3.78%
Air Products & Chemicals	59,370	9,441,611
Crown Holdings †	58,791	2,983,643
DowDuPont	132,535	8,443,805
Monsanto	23,570	2,750,383
Nucor	76,762	4,689,391
PPG Industries	126,138	14,077,001
Sherwin-Williams	16,100	6,313,132
Westlake Chemical	65,282	7,256,094
		55,955,060

Real Estate – 1.64%
Equity LifeStyle Properties	87,160	7,650,033
Highwoods Properties	99,094	4,342,299
Prologis	152,629	9,614,101
Public Storage	13,322	2,669,596
		24,276,029
Telecommunication Services – 2.65%
AT&T	580,219	20,684,807
Verizon Communications	389,953	18,647,552
		39,332,359
Utilities – 3.85%
American Electric Power	119,335	8,185,188
DTE Energy	64,003	6,681,913
Duke Energy	151,661	11,749,178
Public Service Enterprise Group	195,907	9,842,368
Southern	98,858	4,414,998
Xcel Energy	355,115	16,150,630
		57,024,275

Total Common Stock (cost $1,193,859,910)		1,453,583,495

	Principal amount°	Value (US $)
Short-Term Investments – 1.63%
Discount Note – 0.39%≠
Federal Home Loan Bank 0.80% 4/3/18	5,715,949	$ 5,715,686
		5,715,686
Repurchase Agreements – 0.71%
Bank of America Merrill Lynch 1.71%, dated 3/29/18, to be repurchased on 4/2/18, repurchase price $1,525,607 (collateralized by US government obligations 1.50%–3.75% 11/15/18–8/15/44; market value $1,555,824)	1,525,317	1,525,317
Bank of Montreal 1.60%, dated 3/29/18, to be repurchased on 4/2/18, repurchase price $4,576,764 (collateralized by US government obligations 0.00%–2.875% 8/16/18–8/15/47; market value $4,667,469)	4,575,950	4,575,950
BNP Paribas 1.75%, dated 3/29/18, to be repurchased on 4/2/18, repurchase price $4,499,553 (collateralized by US government obligations 0.00%–3.625% 5/31/18–11/15/45; market value $4,588,652)	4,498,678	4,498,678
		10,599,945

	Principal amount°	Value (US $)
Short-Term Investments (continued)
US Treasury Obligations – 0.53%≠
US Treasury Bills
1.007% 4/5/18	3,443,076	$ 3,442,611
1.35% 4/12/18	4,396,129	4,394,137
		7,836,748
Total Short-Term Investments (cost $24,151,869)		24,152,379
Total Value of Securities – 99.74% (cost $1,218,011,779)		$1,477,735,874

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in US dollars unless noted that the security is denominated in another currency.
†	Non-income producing security.

See accompanying notes, which are an integral part of the financial statements.

(continues)	115

Schedules of investments

Optimum Small-Mid Cap Growth Fund

March 31, 2018

	Number of shares	Value (US $)
Common Stock – 97.18%²
Consumer Discretionary – 14.69%
At Home Group †	58,617	$ 1,878,089
BorgWarner	56,035	2,814,639
Burlington Stores †	21,786	2,900,806
Chegg †	202,795	4,189,745
Dave & Buster’s Entertainment †	32,879	1,372,369
DR Horton	121,011	5,305,122
Eldorado Resorts †	67,944	2,242,152
Extended Stay America	128,784	2,546,060
Floor & Decor Holdings Class A †	58,029	3,024,471
Fox Factory Holding †	58,935	2,056,831
G-III Apparel Group †	211,541	7,970,865
Golden Entertainment †	39,143	909,292
Houghton Mifflin Harcourt †	95,958	666,908
International Game Technology	111,577	2,982,453
Lions Gate Entertainment Class A	27,611	713,192
Lions Gate Entertainment Class B	40,599	977,624
Lululemon Athletica (Canada) †	29,735	2,649,983
Malibu Boats Class A †	52,345	1,738,377
MarineMax †	66,576	1,294,903
Melco Resorts & Entertainment ADR	255,642	7,408,505
Monro	27,640	1,481,504
Norwegian Cruise Line Holdings †	133,261	7,058,835
Party City Holdco †	94,572	1,475,323
Skechers U.S.A. Class A †	131,474	5,113,024
TopBuild †	22,296	1,706,090
Vail Resorts	10,784	2,390,813
Zoe’s Kitchen †	66,356	958,181
		75,826,156
Consumer Staples – 1.64%
Central Garden & Pet Class A †	72,409	2,868,120
Inter Parfums	59,296	2,795,806
Performance Food Group †	93,925	2,803,661
		8,467,587
Energy – 2.00%
Diamondback Energy †	71,005	8,983,553
GasLog (Monaco)	80,269	1,320,425
		10,303,978

	Number of shares	Value (US $)
Common Stock² (continued)
Financials – 9.82%
Argo Group International Holdings (Bermuda)	50,359	$ 2,890,607
Comerica	68,596	6,580,414
E*TRADE Financial †	109,189	6,050,162
Essent Group †	66,624	2,835,517
Evercore Class A	36,348	3,169,546
Green Dot Class A †	39,713	2,547,986
MSCI Class A	10,289	1,537,897
ServisFirst Bancshares	40,784	1,664,803
Signature Bank †	6,301	894,427
Sterling Bancorp	60,261	814,126
Stifel Financial	45,130	2,673,050
SVB Financial Group †	41,510	9,962,815
Virtu Financial Class A	54,436	1,796,388
Virtus Investment Partners	14,666	1,815,651
Zions Bancorporation	103,453	5,455,077
		50,688,466
Healthcare – 18.43%
ABIOMED †	5,527	1,608,302
Aerie Pharmaceuticals †	60,399	3,276,646
Alnylam Pharmaceuticals †	11,684	1,391,564
AMN Healthcare Services †	84,242	4,780,733
Array BioPharma †	171,825	2,804,184
athenahealth †	11,492	1,643,701
AtriCure †	97,414	1,998,935
Cerus †	179,899	985,847
DexCom †	41,910	3,108,046
Emergent BioSolutions †	29,460	1,551,069
Epizyme †	40,121	712,148
Esperion Therapeutics †	51,759	3,743,728
Evolent Health Class A †	118,751	1,692,202
Flexion Therapeutics †	53,284	1,194,094
Foundation Medicine †	20,344	1,602,090
Galapagos ADR †	8,695	867,413
Glaukos †	45,830	1,412,939
Global Blood Therapeutics †	25,737	1,243,097
GlycoMimetics †	75,749	1,229,406
Haemonetics †	38,048	2,783,592
HealthEquity †	77,094	4,667,271
ICON (Ireland) †	24,637	2,910,615
IDEXX Laboratories †	14,206	2,718,886
Inogen †	17,394	2,136,679
Insulet †	43,770	3,793,984
Intercept Pharmaceuticals †	9,680	595,514
Intra-Cellular Therapies †	55,779	1,174,148
Intrexon †	39,870	611,207
K2M Group Holdings †	50,913	964,801

	Number of shares	Value (US $)
Common Stock² (continued)
Healthcare (continued)
Medidata Solutions †	25,455	$ 1,598,829
Nektar Therapeutics †	15,478	1,644,692
Neurocrine Biosciences †	32,903	2,728,646
Nevro †	30,111	2,609,720
Novocure (United Kingdom) †	77,603	1,691,745
Optinose †	26,853	537,597
OraSure Technologies †	79,715	1,346,386
Pacira Pharmaceuticals †	27,305	850,551
Sage Therapeutics †	2,824	454,862
Sangamo Therapeutics †	33,566	637,754
Tabula Rasa HealthCare †	26,066	1,011,361
Tactile Systems Technology †	65,323	2,077,271
Teladoc †	110,499	4,453,110
Tenet Healthcare †	228,412	5,538,991
TG Therapeutics †	52,224	741,581
Vocera Communications †	38,454	900,593
WellCare Health Plans †	28,652	5,547,887
Wright Medical Group (Netherlands) †	79,850	1,584,224
		95,158,641
Industrials – 16.00%
AMETEK	84,928	6,451,980
AO Smith	45,579	2,898,369
ASGN †	104,081	8,522,152
Copart †	77,116	3,927,518
CoStar Group †	13,696	4,967,265
Dycom Industries †	13,147	1,415,012
EnPro Industries	28,481	2,203,860
Gardner Denver Holdings †	84,071	2,579,298
Gates Industrial †	104,443	1,828,797
Genesee & Wyoming †	36,164	2,560,050
Granite Construction	52,632	2,940,024
Hub Group Class A †	31,966	1,337,777
ICF International	11,647	680,767
JELD-WEN Holding †	36,255	1,110,128
John Bean Technologies	14,623	1,658,248
KAR Auction Services	38,745	2,099,979
Kennametal	47,571	1,910,451
Knight-Swift Transportation Holdings	132,977	6,118,272
Korn/Ferry International	28,244	1,457,108
Kratos Defense & Security Solutions †	135,238	1,391,599
Masonite International †	22,282	1,367,001
Middleby †	22,360	2,767,944
NCI Building Systems †	83,122	1,471,259
PGT Innovations †	92,061	1,716,938
REV Group	76,259	1,583,137

	Number of shares	Value (US $)
Common Stock² (continued)
Industrials (continued)
RPX	77,692	$ 830,527
Schneider National Class B	89,326	2,327,836
SPX †	61,990	2,013,435
TransUnion †	75,991	4,314,769
United Rentals †	17,182	2,967,847
Wabash National	88,222	1,835,900
WABCO Holdings †	10,003	1,339,102
		82,594,349
Information Technology – 31.71%
2U †	105,330	8,850,880
Acxiom †	98,361	2,233,778
Arista Networks †	7,628	1,947,428
Atlassian (Australia) †	41,612	2,243,719
Axcelis Technologies †	70,150	1,725,690
Benefitfocus †	51,974	1,268,166
Box Class A †	105,139	2,160,606
Cadence Design Systems †	80,043	2,943,181
Ciena †	103,849	2,689,689
Cloudera †	96,243	2,076,924
Cornerstone OnDemand †	47,375	1,852,836
Cree †	101,814	4,104,122
CyberArk Software (Israel) †	32,169	1,641,262
Cypress Semiconductor	181,837	3,083,956
First Solar †	52,648	3,736,955
Five9 †	141,726	4,222,018
FLIR Systems	93,709	4,686,387
FormFactor †	163,684	2,234,287
GrubHub †	56,915	5,775,165
Hortonworks †	69,636	1,418,485
IAC/InterActiveCorp †	33,045	5,167,577
IPG Photonics †	5,714	1,333,533
Lumentum Holdings †	50,511	3,222,602
Microsemi †	58,376	3,778,095
Mimecast †	208,419	7,384,285
MKS Instruments	27,297	3,156,898
Nanometrics †	49,265	1,325,229
New Relic †	46,993	3,483,121
Nuance Communications †	119,842	1,887,512
Nutanix Class A †	29,794	1,463,183
Okta †	20,196	804,811
PTC †	88,858	6,931,813
Pure Storage Class A †	122,017	2,434,239
Q2 Holdings †	28,412	1,294,167
RealPage †	61,598	3,172,297
RingCentral Class A †	72,919	4,630,357
ServiceNow †	6,001	992,865
Shopify Class A (Canada) †	29,171	3,634,415

(continues)	117

Schedules of investments

Optimum Small-Mid Cap Growth Fund

	Number of shares	Value (US $)
Common Stock² (continued)
Information Technology (continued)
Silicon Motion Technology ADR	33,377	$ 1,606,101
Splunk †	25,199	2,479,330
Square Class A †	83,367	4,101,656
SS&C Technologies Holdings	99,146	5,318,191
Talend ADR †	32,398	1,558,992
Tech Data †	24,109	2,052,399
Teradyne	203,657	9,309,161
Trimble †	75,042	2,692,507
Ultimate Software Group †	8,165	1,989,811
WEX †	16,549	2,591,904
Zebra Technologies †	44,420	6,182,820
Zendesk †	142,438	6,818,507
		163,693,912
Materials – 2.61%
Boise Cascade	57,588	2,222,897
Carpenter Technology	40,525	1,787,963
Chemours	56,362	2,745,393
KMG Chemicals	21,799	1,306,850
Orion Engineered Carbons (Luxembourg)	65,404	1,772,448
Steel Dynamics	46,312	2,047,916
US Concrete †	26,088	1,575,715
		13,459,182
Real Estate – 0.28%
QTS Realty Trust Class A	40,311	1,460,064
		1,460,064
Total Common Stock (cost $397,815,320)		501,652,335

Convertible Preferred Stock – 1.11%
DocuSign
Series B =p†	1,166	33,336
Series B-1 =p†	349	9,978
Series C =p†	4,474	127,912
Series D =p†	838	23,958
Series E =p†	21,664	619,374
Draftkings
Series D =p†	83,549	233,937
Series D-1 =p†	100,507	281,420
Honest=p†	15,249	445,728
MarkLogic=p†	83,588	711,334

	Number of shares	Value (US $)
Convertible Preferred Stock (continued)
Nutanix†	40,185	$ 1,973,485
Veracode Series 8=p†	30,584	140,075
Zuora=p†	209,844	1,135,256
Total Convertible Preferred Stock (cost $4,098,717)		5,735,793

	Principal amount°
Short-Term Investments – 2.00%
Discount Note – 0.62%≠
Federal Home Loan Bank 0.80% 4/3/18	3,187,321	3,187,175
		3,187,175
Repurchase Agreements – 0.77%
Bank of America Merrill Lynch 1.71%, dated 3/29/18, to be repurchased on 4/2/18, repurchase price $575,498 (collateralized by US government obligations 1.50%–3.75% 11/15/18–8/15/44; market value $586,897)	575,388	575,388
Bank of Montreal 1.60%, dated 3/29/18, to be repurchased on 4/2/18, repurchase price $1,726,472 (collateralized by US government obligations 0.00%–2.875% 8/16/18–8/15/47; market value $1,760,688)	1,726,165	1,726,165
BNP Paribas 1.75%, dated 3/29/18, to be repurchased on 4/2/18, repurchase price $1,697,346 (collateralized by US government obligations 0.00%–3.625% 5/31/18–11/15/45; market value $1,730,956)	1,697,016	1,697,016
		3,998,569

	Principal amount°	Value (US $)
Short-Term Investments (continued)
US Treasury Obligations – 0.61%≠
US Treasury Bills
1.007% 4/5/18	1,298,816	$ 1,298,640
1.35% 4/12/18	1,837,812	1,836,980
		3,135,620

Total Short-Term Investments (cost $10,321,121)		10,321,364

Total Value of Securities – 100.29% (cost $412,235,158)		$517,709,492

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
=	The value of this security was determined using significant un observable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in US dollars unless noted that the security is denominated in another currency.
p

Restricted security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At March 31, 2018, the aggregate value of restricted securities was $3,762,308, which represented 0.73% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities. See Note 10 in “Notes to financial statements” and the following table for additional details on restricted securities.

†	Non-income producing security.

Restricted Securities

Investments	Date of Acquisition	Cost	Value
DocuSign Series B	2/28/14	$15,312	$33,336
DocuSign Series B-1	2/28/14	4,583	9,978
DocuSign Series C	4/30/15	85,422	127,912
DocuSign Series D	2/28/14	11,005	23,958
DocuSign Series E	2/28/14	284,500	619,374
DraftKings Series D	8/11/15	305,094	233,937
DraftKings Series D-1	8/18/15	388,676	281,420
Honest	8/3/15	697,718	445,728
MarkLogic	4/27/15	970,808	711,334
Veracode Series 8	6/14/17	—	140,075
Zuora	1/15/15	797,260	1,135,256

Total		$3,560,378	$3,762,308

ADR – American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

(continues)	119

Schedules of investments

Optimum Small-Mid Cap Value Fund

March 31, 2018

	Number of shares	Value (US $)
Common Stock – 97.53%
Consumer Discretionary – 10.90%
AMC Networks Class A †	19,000	$ 982,300
American Eagle Outfitters	62,200	1,239,646
Bed Bath & Beyond	23,600	495,364
Bloomin’ Brands	64,000	1,553,920
BorgWarner	30,000	1,506,900
Brinker International	33,200	1,198,520
Burlington Stores †	13,200	1,757,580
Cable One	5,502	3,780,479
Carriage Services	30,300	838,098
Children’s Place	7,100	960,275
Columbia Sportswear	31,900	2,438,117
Cooper-Standard Holdings †	17,300	2,124,613
Discovery †	13,547	264,437
Goodyear Tire & Rubber	70,000	1,860,600
Hanesbrands	154,675	2,849,113
Harley-Davidson	28,800	1,234,944
Haverty Furniture	43,900	884,585
Helen of Troy †	32,260	2,806,620
Installed Building Products †	36,425	2,187,321
KB Home	50,600	1,439,570
Kohl’s	36,100	2,364,911
Lear	11,700	2,177,253
Marcus	30,500	925,675
MDC Holdings	28,700	801,304
Michael Kors Holdings (United Kingdom) †	15,000	931,200
Murphy USA †	16,500	1,201,200
Office Depot	174,900	376,035
Penske Automotive Group	19,700	873,301
PulteGroup	53,000	1,562,970
Shoe Carnival	31,500	749,700
Sonic Automotive Class A	76,300	1,445,885
Tenneco	26,400	1,448,568
Unifi †	14,500	525,625
Whirlpool	5,200	796,172
Wyndham Worldwide	12,500	1,430,375
		50,013,176
Consumer Staples – 4.41%
Bunge	20,500	1,515,770
Dean Foods	87,300	752,526
Edgewell Personal Care †	20,125	982,503
Energizer Holdings	70,504	4,200,628
Ingles Markets Class A	35,400	1,198,290
Ingredion	9,300	1,198,956
J&J Snack Foods	22,679	3,097,044

	Number of shares	Value (US $)
Common Stock (continued)
Consumer Staples (continued)
Nomad Foods (United Kingdom) †	160,915	$ 2,532,802
Pilgrim’s Pride †	59,400	1,461,834
Sanderson Farms	17,400	2,070,948
SUPERVALU †	17,800	271,094
Weis Markets	23,400	958,932
		20,241,327
Energy – 4.61%
Andeavor	7,000	703,920
Carrizo Oil & Gas †	64,400	1,030,400
Centennial Resource Development Class A †	108,303	1,987,360
Diamond Offshore Drilling †	8,400	123,144
Diamondback Energy †	39,542	5,002,854
Laredo Petroleum †	95,600	832,676
McDermott International †	140,000	852,600
Newfield Exploration †	34,500	842,490
Par Pacific Holdings †	51,000	875,670
PBF Energy	50,100	1,698,390
RSP Permian †	46,415	2,175,935
SRC Energy †	128,400	1,210,812
WPX Energy †	258,320	3,817,970
		21,154,221
Financials – 23.49%
Ally Financial	39,800	1,080,570
American Financial Group	11,800	1,324,196
Annaly Capital Management	139,300	1,452,899
Apollo Commercial Real Estate Finance	77,600	1,395,248
Ares Capital	56,000	888,720
Arthur J. Gallagher & Co.	73,000	5,017,290
Assurant	14,900	1,362,009
Assured Guaranty (Bermuda)	34,400	1,245,280
Axis Capital Holdings	16,500	949,905
Banco Latinoamericano de Comercio Exterior (Panama)	32,105	914,993
BankUnited	34,200	1,367,316
Berkshire Hills Bancorp	44,099	1,673,557
Blackstone Mortgage Trust	41,500	1,303,930
Central Pacific Financial	34,200	973,332
Chemical Financial	95,626	5,228,830
CIT Group	61,800	3,182,700
CNA Financial	60,200	2,970,870
CNO Financial Group	127,400	2,760,758
Customers Bancorp †	37,700	1,098,955

	Number of shares	Value (US $)
Common Stock (continued)
Financials (continued)
Everest Re Group (Bermuda)	26,700	$6,857,094
First Busey	45,200	1,343,344
Great Western Bancorp	30,172	1,215,026
Hancock Holding	19,200	992,640
Hanmi Financial	47,900	1,472,925
HCI Group	17,300	660,168
Heritage Insurance Holdings	32,300	489,668
Home BancShares	221,750	5,058,117
Hope Bancorp	77,200	1,404,268
Lazard Class A	39,600	2,081,376
Legg Mason	24,200	983,730
MGIC Investment †	107,200	1,393,600
New Mountain Finance	71,900	945,485
Oaktree Specialty Lending	4,294	18,078
Old National Bancorp	86,500	1,461,850
Piper Jaffray	9,900	822,195
Prospect Capital	160,841	1,053,509
Radian Group	69,500	1,323,280
Reinsurance Group of America	21,200	3,264,800
Renasant	70,450	2,998,352
South State	28,250	2,409,725
Starwood Property Trust	81,600	1,709,520
TCF Financial	163,600	3,731,716
TriCo Bancshares	45,200	1,682,344
Universal Insurance Holdings	41,300	1,317,470
Unum Group	75,700	3,604,077
Validus Holdings (Bermuda)	2,700	182,115
Washington Federal	43,100	1,491,260
Western Alliance Bancorp †	96,800	5,625,048
Wintrust Financial	66,200	5,696,510
Zions Bancorporation	156,393	8,246,603
		107,727,251
Healthcare – 5.81%
Centene †	16,400	1,752,668
Cooper	11,735	2,685,085
Integer Holdings †	24,100	1,362,855
Integra LifeSciences Holdings †	40,805	2,258,149
Lannett †	44,200	709,410
LifePoint Health †	24,900	1,170,300
Mallinckrodt †	41,000	593,680
Owens & Minor	32,200	500,710
PerkinElmer	56,700	4,293,324
Premier Class A †	61,250	1,917,738
Quest Diagnostics	11,600	1,163,480

	Number of shares	Value (US $)
Common Stock (continued)
Healthcare (continued)
STERIS (United Kingdom)	34,410	$3,212,518
Teleflex	15,900	4,054,182
United Therapeutics †	8,600	966,296
		26,640,395
Industrials – 14.73%
ACCO Brands	146,000	1,832,300
Aircastle	55,700	1,106,202
Alaska Air Group	43,550	2,698,358
Albany International	43,087	2,701,555
Allison Transmission Holdings	33,100	1,292,886
Briggs & Stratton	39,700	849,977
Chicago Bridge & Iron (Netherlands)	29,200	420,480
Comfort Systems USA	56,488	2,330,130
Crane	8,400	779,016
Curtiss-Wright	37,580	5,075,931
Deluxe	29,800	2,205,498
Ennis	45,800	902,260
GATX	20,400	1,397,196
Gibraltar Industries †	65,900	2,230,715
Hawaiian Holdings	37,700	1,458,990
Herman Miller	46,400	1,482,480
Hubbell	29,165	3,551,714
Huntington Ingalls Industries	15,565	4,012,034
Interface	42,370	1,067,724
ITT	31,330	1,534,543
JetBlue Airways †	81,700	1,660,144
Middleby †	25,450	3,150,455
Moog Class A †	19,600	1,615,236
Oshkosh	24,800	1,916,296
Owens Corning	22,400	1,800,960
Pentair (United Kingdom)	44,240	3,014,071
Pitney Bowes	45,300	493,317
Regal Beloit	11,600	850,860
Ryder System	31,700	2,307,443
Spirit AeroSystems Holdings Class A	51,200	4,285,440
Timken	24,600	1,121,760
Trinity Industries	50,400	1,644,552
Wabash National	130,500	2,715,705
Woodward	28,656	2,053,489
		67,559,717
Information Technology – 11.50%
Advanced Energy Industries †	15,200	971,280
Amdocs	30,850	2,058,312
Arrow Electronics †	11,500	885,730

(continues)	121

Schedules of investments

Optimum Small-Mid Cap Value Fund

	Number of shares	Value (US $)
Common Stock (continued)
Information Technology (continued)
Avnet	44,000	$1,837,440
Booz Allen Hamilton Holding	93,849	3,633,833
Ciena †	39,900	1,033,410
Cirrus Logic †	27,400	1,113,262
Coherent †	5,000	937,000
Convergys	31,400	710,268
CSG Systems International	18,200	824,278
Flex †	139,500	2,278,035
FLIR Systems	64,062	3,203,741
Genpact	66,200	2,117,738
Jabil	43,700	1,255,501
Juniper Networks	80,500	1,958,565
Littelfuse	18,500	3,851,330
Methode Electronics	64,800	2,533,680
MKS Instruments	40,025	4,628,891
NCR †	67,500	2,127,600
ON Semiconductor †	111,200	2,719,952
OSI Systems †	55,751	3,638,868
Plantronics	27,500	1,660,175
Sanmina †	59,300	1,550,695
Tech Data †	23,100	1,966,503
Teradyne	28,900	1,321,019
TTM Technologies †	60,000	917,400
Western Union	51,400	988,422
		52,722,928
Materials – 7.91%
Albemarle	32,907	3,051,795
Cabot	26,400	1,471,008
Celanese Class A	19,000	1,903,990
Clearwater Paper †	25,400	993,140
Domtar	45,500	1,935,570
Eagle Materials	46,900	4,833,045
Eastman Chemical	15,700	1,657,606
Kronos Worldwide	37,500	847,500
Owens-Illinois †	45,000	974,700
Packaging Corp. of America	10,300	1,160,810
PolyOne	75,564	3,212,981
Reliance Steel & Aluminum	21,500	1,843,410
RPM International	84,145	4,011,192
Schweitzer-Mauduit International	32,700	1,280,205
Stepan	26,600	2,212,588
Summit Materials Class A †	84,146	2,547,941
Trinseo	31,700	2,347,385
		36,284,866

	Number of shares	Value (US $)
Common Stock (continued)
Real Estate – 9.50%
Alexandria Real Estate Equities	26,477	$3,306,713
Brandywine Realty Trust	228,275	3,625,007
CBL & Associates Properties	63,700	265,629
City Office REIT (Canada)	41,300	477,428
DDR	101,300	742,529
Franklin Street Properties	93,612	787,277
Getty Realty	44,591	1,124,585
Government Properties Income Trust	37,700	514,982
Hospitality Properties Trust	104,300	2,642,962
Hudson Pacific Properties	119,075	3,873,510
Independence Realty Trust	13,300	122,094
InfraREIT †	58,000	1,126,940
LaSalle Hotel Properties	27,000	783,270
Lexington Realty Trust	201,200	1,583,444
Mack-Cali Realty	69,300	1,158,003
Medical Properties Trust	157,100	2,042,300
Omega Healthcare Investors	39,200	1,059,968
One Liberty Properties	51,900	1,146,990
Physicians Realty Trust	176,075	2,741,488
Piedmont Office Realty Trust	58,900	1,036,051
Preferred Apartment Communities	33,100	469,689
Retail Properties of America	174,620	2,036,069
Select Income REIT	88,800	1,729,824
Senior Housing Properties Trust	123,300	1,930,878
STAG Industrial	180,445	4,316,244
Summit Hotel Properties	63,000	857,430
VEREIT	128,600	895,056
Xenia Hotels & Resorts	60,500	1,193,060
		43,589,420
Telecommunication Services – 0.94%
Iridium Communications †	96,600	1,086,750
magicJack VocalTec (Israel) †	87,700	736,680
Zayo Group Holdings †	72,825	2,487,702
		4,311,132
Utilities – 3.73%
AES	97,300	1,106,301
ALLETE	45,274	3,271,047
Alliant Energy	102,632	4,193,544
CenterPoint Energy	49,000	1,342,600
IDACORP	45,275	3,996,424

	Number of shares	Value (US $)
Common Stock (continued)
Utilities (continued)
OGE Energy	98,000	$3,211,460
		17,121,376
Total Common Stock (cost $375,301,454)		447,365,809

	Principal amount°
Short-Term Investments – 1.42%
Discount Note – 0.17%≠
Federal Home Loan Bank 0.80% 4/3/18	785,086	785,049
		785,049
Repurchase Agreements – 0.98%
Bank of America Merrill Lynch 1.71%, dated 3/29/18, to be repurchased on 4/2/18, repurchase price $647,101 (collateralized by US government obligations 1.50%–3.75% 11/15/18–8/15/44; market value $659,918)	646,978	646,978
Bank of Montreal 1.60%, dated 3/29/18, to be repurchased on 4/2/18, repurchase price $1,941,279 (collateralized by US government obligations 0.00%–2.875% 8/16/18–8/15/47; market value $1,979,753)	1,940,933	1,940,933
BNP Paribas 1.75%, dated 3/29/18, to be repurchased on 4/2/18, repurchase price $1,908,529 (collateralized by US government obligations 0.00%–3.625% 5/31/18–11/15/45; market value $1,946,322)	1,908,158	1,908,158
		4,496,069

	Principal amount°	Value (US $)
Short-Term Investments (continued)
US Treasury Obligations – 0.27%≠
US Treasury Bills
1.007% 4/5/18	544,095	$544,022
1.35% 4/12/18	685,293	684,982
		1,229,004
Total Short-Term Investments (cost $6,510,047)		6,510,122

Total Value of Securities – 98.95% (cost $381,811,501)		$453,875,931

≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in US dollars unless noted that the security is denominated in another currency.
†	Non-income producing security.

REIT – Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

123

Statements of assets and liabilities

Optimum Fund Trust

March 31, 2018

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Assets:
Investments, at value[1,2]	$2,387,488,384	$655,965,068	$1,741,368,431	$1,477,735,874	$517,709,492	$453,875,931
Short-term investments held as collateral for loaned securities, at value[3]	—	22,105,164	—	—	—	—
Cash	8,449,037	256,417	365,641	1,469,937	—	170,620
Foreign currencies, at value[4]	5,235,630	1,137,311	—	17,963	—	—
Cash collateral due from brokers	4,614,129	—	—	—	—	—
Receivable for securities sold	138,854,881	22,974,196	52,178	—	2,155,552	4,858,779
Dividends and interest receivable	13,620,867	2,423,284	736,157	1,942,472	164,333	598,517
Receivable for fund shares sold	3,765,470	1,058,734	2,574,993	2,588,275	802,605	861,808
Upfront payments paid on credit default swap contracts	276,407	—	—	—	—	—
Upfront payments paid on interest rate swap contracts	2,999,710	—	—	—	—	—
Unrealized appreciation of credit default swap contracts	1,168,551	—	—	—	—	—
Unrealized appreciation of foreign currency exchange contracts	1,160,541	7,994	—	—	—	—
Variation margin due from broker on futures contracts	463,463	—	—	—	—	—
Swap payments receivable	190,086	—	—	—	—	—
Variation margin due from brokers on centrally cleared interest rate swap contracts	24,431	—	—	—	—	—
Securities lending income receivable	—	19,226	—	—	—	—
Foreign tax reclaims receivable	—	1,219,645	22,758	503,858	—	—
Other assets[6]	415,736	—	—	—	—	—

Total assets	2,568,727,323	707,167,039	1,745,120,158	1,484,258,379	520,831,982	460,365,655

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Liabilities:
Options written, at value[5]	$194,021	$—	$—	$—	$—	$—
Cash due to custodian	—	—	—	—	1,832,135	—
Payable for securities purchased	536,937,110	16,973,226	1,456,721	—	1,595,387	687,929
Payable for fund shares redeemed	2,196,088	487,782	1,604,800	1,251,358	527,148	424,270
Cash collateral due to brokers	2,112,000	—	—	—	—	—
Swap payments payable	742,927	—	—	—	—	—
Dividend disbursing and transfer agent fees payable	306,370	102,423	273,616	229,453	80,854	70,459
Variation margin due to brokers on centrally cleared interest rate swap contracts	211,765	—	—	—	—	—
Variation margin due to brokers on centrally cleared credit default swap contracts	71,984	—	—	—	—	—
Obligation to return securities lending collateral	—	22,076,603	—	—	—	—
Investment management fees payable to affiliates	893,238	421,710	1,045,602	828,521	432,502	367,204
Other accrued expenses	398,206	262,788	250,066	190,490	73,529	74,278
Distribution fees payable to affiliates	96,272	26,158	93,626	77,876	15,174	11,236
Administration expenses payable to affiliates	89,358	29,873	79,805	66,924	23,582	—
Trustees’ fees and expenses payable to affiliates	58,303	19,147	49,980	42,376	14,901	13,043
Accounting fees payable to affiliates	11,739	4,151	10,520	8,877	3,348	23,512
Upfront payments received on credit default swap contracts	2,744,297	—	—	—	—	—
Upfront payments received on interest rate swap contracts	1,273,255	—	—	—	—	—
Unrealized depreciation of foreign currency exchange contracts	1,099,471	7,836	—	—	—	—
Unrealized depreciation of credit default swap contracts	167,399	—	—	—	—	—
Contingent liabilities[6]	1,385,788	—	—	—	—	—
Other liabilities	80	71,573	—	—	—	—

Total liabilities	550,989,671	40,483,270	4,864,736	2,695,875	4,598,560	1,671,931

Total Net Assets	$2,017,737,652	$666,683,769	$1,740,255,422	$1,481,562,504	$516,233,422	$458,693,724

Net Assets Consist of:
Paid-in capital	$2,050,728,322	$551,003,834	$1,323,809,728	$1,200,494,188	$367,200,531	$372,155,215
Undistributed (accumulated) net investment income (loss)	10,301,910	2,168,493	—	4,123,503	—	1,372,317
Accumulated net realized gain (loss)	(54,161,024)	15,927,791	57,598,741	17,219,473	43,558,557	13,101,762
Net unrealized appreciation (depreciation) of investments	(2,798,343)	97,557,406	358,847,935	259,724,095	105,474,334	72,064,430
Net unrealized appreciation (depreciation) of foreign currencies	76,633	26,087	(982)	1,245	—	—
Net unrealized appreciation of foreign currency exchange contracts	61,070	158	—	—	—	—
Net unrealized appreciation of futures contracts	8,853,771	—	—	—	—	—
Net unrealized depreciation of options purchased	(825,398)
Net unrealized appreciation of options written	778,437	—	—	—	—	—
Net unrealized appreciation of swap contracts	4,722,274	—	—	—	—	—

Total Net Assets	$2,017,737,652	$666,683,769	$1,740,255,422	$1,481,562,504	$516,233,422	$458,693,724

(continues)	125

Statements of assets and liabilities

Optimum Fund Trust

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Net Asset Value
Class A:
Net assets	$30,149,594	$8,703,913	$32,254,223	$26,447,591	$5,414,558	$3,855,599
Shares of beneficial interest outstanding, unlimited authorization, no par	3,224,584	603,516	1,872,741	1,664,151	349,068	282,270
Net asset value per share	$9.35	$14.42	$17.22	$15.89	$15.51	$13.66
Sales charge	4.50%	5.75%	5.75%	5.75%	5.75%	5.75%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$9.79	$15.30	$18.27	$16.86	$16.46	$14.49

Class C:
Net assets	$105,193,624	$28,046,032	$97,658,456	$82,610,014	$15,925,000	$12,029,566
Shares of beneficial interest outstanding, unlimited authorization, no par	11,263,706	1,994,627	6,678,501	5,263,838	1,195,996	1,001,580
Net asset value per share	$9.34	$14.06	$14.62	$15.69	$13.32	$12.01

Institutional Class:
Net assets	$1,882,394,434	$629,933,824	$1,610,342,743	$1,372,504,899	$494,893,864	$442,808,559
Shares of beneficial interest outstanding, unlimited authorization, no par	201,445,867	43,373,544	87,230,355	86,141,186	29,762,541	30,636,012
Net asset value per share	$9.34	$14.52	$18.46	$15.93	$16.63	$14.45

[1]Investments, at cost	$2,391,112,125	$558,369,940	$1,382,520,496	$1,218,011,779	$412,235,158	$381,811,501
[2]Including securities on loan	—	23,055,600	—	—	—	—
[3]Short-term investments held as collateral for loaned securities, at cost	—	22,105,169	—	—	—	—
[4]Foreign currencies, at cost	5,173,993	1,124,409	—	17,905	—	—
[6]Premium received	(972,458)	—	—	—	—	—
[5]See Note 12 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

Statements of operations

Optimum Fund Trust

Year ended March 31, 2018

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund

Investment Income:
Interest	$65,614,383	$51,757	$172,645	$235,484	$218,577	$66,134
Dividends	335,118	15,696,352	15,483,659	32,024,378	2,065,149	8,190,981
Securities lending income	—	194,950	—	—	—	—
Foreign tax withheld	(34,316)	(1,680,892)	(54,031)	(86,205)	(5,509)	(613)

	65,915,185	14,262,167	15,602,273	32,173,657	2,278,217	8,256,502

Expenses:
Management fees	10,258,511	4,687,542	11,408,519	9,284,706	5,029,705	4,212,607
Distribution expenses — Class A	81,300	22,828	83,566	70,565	13,438	10,311
Distribution expenses — Class C	1,157,083	303,902	1,054,958	912,492	164,979	133,272
Dividend disbursing and transfer agent fees and expenses	3,548,622	1,161,541	3,005,480	2,601,008	886,651	817,562
Administration expenses	1,021,836	331,341	863,839	746,917	251,226	231,152
Accounting fees	518,279	181,492	438,681	382,786	142,820	133,552
Trustees’ fees and expenses	245,555	79,514	207,021	178,493	60,297	55,123
Reports and statements to shareholders expenses	234,666	83,708	263,100	173,756	63,772	58,902
Professional fees	195,816	105,496	153,827	127,155	86,720	56,896
Pricing fees	167,371	32,181	1,120	1,557	1,035	1,273
Custodian fees	116,176	241,967	82,381	63,502	510	11,533
Registration fees	100,227	65,292	107,615	92,472	62,368	67,060
Insurance fees	38,987	11,853	30,261	27,033	8,863	8,361
Investment interest expense	21,236	—	—	—	—	—
Tax services	1,771	20,031	1,197	695	1,121	1,023
Other	45,481	17,031	36,624	33,348	13,638	13,752

	17,752,917	7,345,719	17,738,189	14,696,485	6,787,143	5,812,379
Less expenses waived	—	(2,512)	(32)	—	(382,250)	(258,497)
Less expenses paid indirectly	(16,552)	(1,439)	(1,647)	(2,615)	(1,502)	(1,234)

Total operating expenses	17,736,365	7,341,768	17,736,510	14,693,870	6,403,391	5,552,648

Net Investment Income (Loss)	48,178,820	6,920,399	(2,134,237)	17,479,787	(4,125,174)	2,703,854

(continues)	127

Statements of operations

Optimum Fund Trust

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments[1]	$(354,923)	$43,764,652	$275,474,324	$40,243,084	$69,241,224	$26,596,406
Foreign currencies	2,753,158	116,971	300	42,097	(28)	—
Foreign currency exchange contracts	(7,163,367)	(164,005)	(4,024)	(38,890)	—	—
Futures contracts	(10,929,358)	—	—	—	—	—
Options purchased	(198,214)	—	—	—	—	—
Options written	410,764	—	—	—	—	—
Swap contracts	(48,937)	—	—	—	—	—

Net realized gain (loss)	(15,530,877)	43,717,618	275,470,600	40,246,291	69,241,196	26,596,406

Net change in unrealized appreciation (depreciation) of:
Investments[2]	(5,333,842)	59,916,218	52,227,344	59,983,041	31,070,292	(8,877,449)
Foreign currencies	83,858	55,091	489	21,179	—	—
Foreign currency exchange contracts	(204,609)	688	—	—	—	—
Futures contracts	6,324,443	—	—	—	—	—
Options purchased	(331,942)	—	—	—	—	—
Options written	262,108	—	—	—	—	—
Swap contracts	2,593,995	—	—	—	—	—

Net change in unrealized appreciation (depreciation)	3,394,011	59,971,997	52,227,833	60,004,220	31,070,292	(8,877,449)

Net Realized and Unrealized Gain (Loss)	(12,136,866)	103,689,615	327,698,433	100,250,511	100,311,488	17,718,957

Net Increase in Net Assets Resulting from Operations	$36,041,954	$110,610,014	$325,564,196	$117,730,298	$96,186,314	$20,422,811

1Includes $23,655 and $127,826 capital gain taxes paid for Optimum Fixed Income Fund and Optimum International Fund.

2Includes decrease of $11,503 and $81,537 capital gain taxes accrued for Optimum Fixed Income Fund and Optimum International Fund.

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Optimum Fund Trust

	Optimum Fixed Income Fund		Optimum International Fund

	Year ended		Year ended
	3/31/18	3/31/17	3/31/18	3/31/17
Increase (Decrease) in Net Assets from Operations:
Net investment income	$48,178,820	$46,326,151	$6,920,399	$6,431,141
Net realized gain (loss)	(15,530,877)	(8,445,438)	43,717,618	6,860,569
Net change in unrealized appreciation (depreciation)	3,394,011	8,621,973	59,971,997	58,119,957

Net increase in net assets resulting from operations	36,041,954	46,502,686	110,610,014	71,411,667

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(700,572)	(676,539)	(71,145)	(80,080)
Class C	(1,651,789)	(1,524,429)	(38,744)	(65,461)
Institutional Class	(44,780,382)	(37,864,252)	(6,067,099)	(5,899,992)

Net realized gain:
Class A	—	—	(96,329)	—
Class C	—	—	(329,319)	—
Institutional Class	—	—	(6,357,988)	—

	(47,132,743)	(40,065,220)	(12,960,624)	(6,045,533)

Capital Share Transactions:
Proceeds from shares sold:
Class A	2,691,823	2,615,487	425,861	626,232
Class C	5,853,573	7,193,141	788,640	1,814,846
Institutional Class	410,586,301	378,540,581	118,448,217	85,837,495

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	697,909	674,466	166,852	79,845
Class C	1,650,329	1,523,427	367,589	65,389
Institutional Class	44,744,263	37,826,389	12,414,824	5,894,688

	466,224,198	428,373,491	132,611,983	94,318,495

Cost of shares redeemed:
Class A	(6,985,182)	(9,136,395)	(2,050,607)	(2,172,483)
Class C	(26,057,224)	(38,409,617)	(7,599,191)	(7,546,843)
Institutional Class	(287,504,444)	(589,700,192)	(117,583,144)	(169,259,362)

	(320,546,850)	(637,246,204)	(127,232,942)	(178,978,688)

Increase (decrease) in net assets derived from capital share transactions	145,677,348	(208,872,713)	5,379,041	(84,660,193)

Net Increase (Decrease) in Net Assets	134,586,559	(202,435,247)	103,028,431	(19,294,059)

Net Assets:
Beginning of year	1,883,151,093	2,085,586,340	563,655,338	582,949,397

End of year	$2,017,737,652	$1,883,151,093	$666,683,769	$563,655,338

Undistributed net investment income	$10,301,910	$13,181,364	$2,168,493	$1,599,942

See accompanying notes, which are an integral part of the financial statements.

(continues)	129

Statements of changes in net assets

Optimum Fund Trust

	Optimum Large Cap Growth Fund		Optimum Large Cap Value Fund

	Year ended		Year ended
	3/31/18	3/31/17	3/31/18	3/31/17
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(2,134,237)	$(2,656,714)	$17,479,787	$16,818,172
Net realized gain	275,470,600	102,553,139	40,246,291	221,643,748
Net change in unrealized appreciation (depreciation)	52,227,833	131,161,336	60,004,220	(43,657,292)

Net increase in net assets resulting from operations	325,564,196	231,057,761	117,730,298	194,804,628

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	—	—	(273,497)	(322,766)
Class C	—	—	(256,730)	(382,046)
Institutional Class	—	—	(16,122,671)	(16,045,433)

Net realized gain:
Class A	(5,495,119)	(1,203,358)	(1,219,830)	(3,180,253)
Class C	(19,625,204)	(4,316,642)	(3,971,117)	(10,410,746)
Institutional Class	(240,785,863)	(45,828,776)	(58,025,654)	(129,552,015)

	(265,906,186)	(51,348,776)	(79,869,499)	(159,893,259)

Capital Share Transactions:
Proceeds from shares sold:
Class A	1,294,218	1,584,659	1,327,875	1,599,717
Class C	1,816,781	4,926,393	2,091,578	5,099,592
Institutional Class	259,275,981	227,791,648	257,769,560	320,762,276

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	5,479,590	1,200,552	1,489,597	3,494,971
Class C	19,589,493	4,311,583	4,218,812	10,774,076
Institutional Class	240,538,379	45,764,351	74,082,666	145,399,962

	527,994,442	285,579,186	340,980,088	487,130,594

Cost of shares redeemed:
Class A	(7,970,218)	(8,255,058)	(6,031,113)	(7,586,746)
Class C	(29,888,435)	(30,464,822)	(22,154,334)	(26,404,995)
Institutional Class	(295,254,850)	(445,881,165)	(211,048,849)	(409,895,778)

	(333,113,503)	(484,601,045)	(239,234,296)	(443,887,519)

Increase (decrease) in net assets derived from capital share transactions	194,880,939	(199,021,859)	101,745,792	43,243,075

Net Increase (Decrease) in Net Assets	254,538,949	(19,312,874)	139,606,591	78,154,444

Net Assets:
Beginning of year	1,485,716,473	1,505,029,347	1,341,955,913	1,263,801,469

End of year	$1,740,255,422	$1,485,716,473	$1,481,562,504	$1,341,955,913

Undistributed net investment income	$—	$—	$4,123,503	$3,293,407

See accompanying notes, which are an integral part of the financial statements.

	Optimum Small-Mid Cap Growth Fund		Optimum Small-Mid Cap Value Fund
	3/31/18	3/31/17	3/31/18	3/31/17
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(4,125,174)	$(4,110,057)	$2,703,854	$3,607,757
Net realized gain	69,241,196	19,563,168	26,596,406	34,020,737
Net change in unrealized appreciation (depreciation)	31,070,292	68,639,917	(8,877,449)	38,728,388

Net increase in net assets resulting from operations	96,186,314	84,093,028	20,422,811	76,356,882

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	—	—	(20,465)	(16,209)
Institutional Class	—	—	(3,036,210)	(2,284,918)

Net realized gain:
Class A	(236,782)	—	(194,992)	—
Class C	(835,216)	—	(702,964)	—
Institutional Class	(19,412,135)	—	(19,465,792)	—

	(20,484,133)	—	(23,420,423)	(2,301,127)

Capital Share Transactions:
Proceeds from shares sold:
Class A	270,437	420,894	223,637	372,174
Class C	348,498	1,008,435	363,232	624,715
Institutional Class	80,505,865	78,489,396	84,337,853	76,824,883

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	235,651	—	214,986	16,178
Class C	834,362	—	702,150	—
Institutional Class	19,396,388	—	22,481,400	2,282,053

	101,591,201	79,918,725	108,323,258	80,120,003

Cost of shares redeemed:
Class A	(1,216,862)	(1,198,557)	(841,912)	(1,195,842)
Class C	(4,252,643)	(4,441,565)	(3,124,350)	(4,032,657)
Institutional Class	(97,830,534)	(178,827,032)	(67,540,018)	(184,660,997)

	(103,300,039)	(184,467,154)	(71,506,280)	(189,889,496)

Increase (decrease) in net assets derived from capital share transactions	(1,708,838)	(104,548,429)	36,816,978	(109,769,493)

Net Increase (Decrease) in Net Assets	73,993,343	(20,455,401)	33,819,366	(35,713,738)

Net Assets:
Beginning of year	442,240,079	462,695,480	424,874,358	460,588,096

End of year	$516,233,422	$442,240,079	$458,693,724	$424,874,358

Undistributed (accumulated) net investment income (loss)	$—	$(1,114,999)	$1,372,317	$1,701,989

See accompanying notes, which are an integral part of the financial statements.

(continues)	131

Financial highlights

Optimum Fixed Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/18	3/31/17	3/31/16	3/31/15	3/31/14
Net asset value, beginning of period	$9.39	$9.37	$9.72	$9.54	$9.85

Income (loss) from investment operations:
Net investment income[1]	0.22	0.20	0.20	0.20	0.21
Net realized and unrealized gain (loss)	(0.05)	— [2]	(0.28)	0.20	(0.35)

Total from investment operations	0.17	0.20	(0.08)	0.40	(0.14)

Less dividends and distributions from:
Net investment income	(0.21)	(0.18)	(0.25)	(0.22)	(0.14)
Net realized gain	—	—	(0.02)	—	(0.03)

Total dividends and distributions	(0.21)	(0.18)	(0.27)	(0.22)	(0.17)

Net asset value, end of period	$9.35	9.39	9.37	9.72	9.54

Total return[3]	1.81%	2.03%	(0.63% )	4.21%	(1.40% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$30,150	$33,838	$39,545	$43,144	$43,241
Ratio of expenses to average net assets	1.10%	1.17%	1.23%	1.17%	1.31%
Ratio of expenses to average net assets prior to fees waived[4]	1.10%	1.18%	1.23%	1.17%	1.34%
Ratio of net investment income to average net assets	2.29%	2.12%	2.13%	2.11%	2.24%
Ratio of net investment income to average net assets prior to fees waived[4]	2.29%	2.11%	2.13%	2.11%	2.21%
Portfolio turnover	403%	419%	536%	482% [5]	323%[5]

[1]	The average shares outstanding method has been applied for per share information.
[2]	Amount is less than $0.005 per share.
[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended March 31,2018 are reflected on the “Statements of operations.”
[5]

As a result of the addition of Delaware Management Company’s diversified floating rate investment strategy and Pacific Investment Management Company, LLC’s low-duration investment strategy on Feb. 1, 2014, to the Fund’s principal investment strategy, the Fund’s portfolio turnover rate increased substantially during the years ended March 31, 2015 and 2014.

See accompanying notes, which are an integral part of the financial statements.

Optimum Fixed Income Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/18	3/31/17	3/31/16	3/31/15	3/31/14
Net asset value, beginning of period	$9.38	$9.37	$9.71	$9.53	$9.84

Income (loss) from investment operations:
Net investment income[1]	0.15	0.13	0.13	0.13	0.15
Net realized and unrealized gain (loss)	(0.05)	(0.01)	(0.27)	0.20	(0.35)

Total from investment operations	0.10	0.12	(0.14)	0.33	(0.20)

Less dividends and distributions from:
Net investment income	(0.14)	(0.11)	(0.18)	(0.15)	(0.08)
Net realized gain	—	—	(0.02)	—	(0.03)

Total dividends and distributions	(0.14)	(0.11)	(0.20)	(0.15)	(0.11)

Net asset value, end of period	$9.34	$9.38	$9.37	$9.71	$9.53

Total return[2]	1.06%	1.27%	(1.39% )	3.44%	(2.06% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$105,194	$124,024	$153,266	$166,154	$161,353
Ratio of expenses to average net assets	1.85%	1.92%	1.98%	1.92%	1.99%
Ratio of expenses to average net assets prior to fees waived[3]	1.85%	1.93%	1.98%	1.92%	2.02%
Ratio of net investment income to average net assets	1.54%	1.37%	1.38%	1.36%	1.56%
Ratio of net investment income to average net assets prior to fees waived[3]	1.54%	1.36%	1.38%	1.36%	1.53%
Portfolio turnover	403%	419%	536%	482%[4]	323%[4]

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended March 31,2018 are reflected on the “Statements of operations.”
[4]

As a result of the addition of Delaware Management Company’s diversified floating rate investment strategy and Pacific Investment Management Company, LLC’s low-duration investment strategy on Feb. 1, 2014, to the Fund’s principal investment strategy, the Fund’s portfolio turnover rate increased substantially during the years ended March 31, 2015 and 2014.

See accompanying notes, which are an integral part of the financial statements.

(continues)	133

Financial highlights

Optimum Fixed Income Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/18	3/31/17	3/31/16	3/31/15	3/31/14
Net asset value, beginning of period	$9.39	$9.37	$9.72	$9.54	$9.85

Income (loss) from investment operations:
Net investment income[1]	0.24	0.23	0.23	0.23	0.24
Net realized and unrealized gain (loss)	(0.05)	(0.01)	(0.28)	0.19	(0.34)

Total from investment operations	0.19	0.22	(0.05)	0.42	(0.10)

Less dividends and distributions from:
Net investment income	(0.24)	(0.20)	(0.28)	(0.24)	(0.18)
Net realized gain	—	—	(0.02)	—	(0.03)

Total dividends and distributions	(0.24)	(0.20)	(0.30)	(0.24)	(0.21)

Net asset value, end of period	$9.34	$9.39	$9.37	$9.72	$9.54

Total return[2]	1.96%	2.40%	(0.48% )	4.47%	(1.05% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,882,394	$1,725,289	$1,892,775	$1,826,156	$1,509,156
Ratio of expenses to average net assets	0.85%	0.92%	0.98%	0.92%	0.99%
Ratio of expenses to average net assets prior to fees waived[3]	0.85%	0.93%	0.98%	0.92%	1.02%
Ratio of net investment income to average net assets	2.54%	2.37%	2.38%	2.36%	2.56%
Ratio of net investment income to average net assets prior to fees waived[3]	2.54%	2.36%	2.38%	2.36%	2.53%
Portfolio turnover	403%	419%	536%	482%[4]	323%[4]

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended March 31,2018 are reflected on the “Statements of operations.”
[4]

As a result of the addition of Delaware Management Company’s diversified floating rate investment strategy and Pacific Investment Management Company, LLC’s low-duration investment strategy on Feb. 1, 2014, to the Fund’s principal investment strategy, the Fund’s portfolio turnover rate increased substantially during the years ended March 31, 2015 and 2014.

See accompanying notes, which are an integral part of the financial statements.

Optimum International Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/18	3/31/17	3/31/16	3/31/15	3/31/14
Net asset value, beginning of period	$12.27	$10.95	$11.66	$12.57	$10.97

Income (loss) from investment operations:
Net investment income[1]	0.12	0.11	0.08	0.06	0.14
Net realized and unrealized gain (loss)	2.29	1.31	(0.73)	(0.84)	1.54

Total from investment operations	2.41	1.42	(0.65)	(0.78)	1.68

Less dividends and distributions from:
Net investment income	(0.11)	(0.10)	(0.06)	(0.13)	(0.08)
Net realized gain	(0.15)	—	—	—	—

Total dividends and distributions	(0.26)	(0.10)	(0.06)	(0.13)	(0.08)

Net asset value, end of period	$14.42	$12.27	$10.95	$11.66	$12.57

Total return[2]	19.74%	13.08%	(5.58% )	(6.25% )	15.31%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$8,704	$8,680	$9,117	$10,291	$11,277
Ratio of expenses to average net assets[3]	1.36%	1.48%	1.56%	1.47%	1.68%
Ratio of net investment income to average net assets[3]	0.90%	0.93%	0.74%	0.51%	1.20%
Portfolio turnover	52%	68%	47%	117%	126%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended March 31,2018 are reflected on the “Statements of operations.”

See accompanying notes, which are an integral part of the financial statements.

(continues)	135

Financial highlights

Optimum International Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/18	3/31/17	3/31/16		3/31/15	3/31/14
Net asset value, beginning of period	$11.98	$10.69	$11.41		$12.29	$10.76

Income (loss) from investment operations:
Net investment income (loss)[1]	0.02	0.02	—	[2]	(0.03)	0.06
Net realized and unrealized gain (loss)	2.23	1.30	(0.72)		(0.83)	1.51

Total from investment operations	2.25	1.32	(0.72)		(0.86)	1.57

Less dividends and distributions from:
Net investment income	(0.02)	(0.03)	—		(0.02)	(0.04)
Net realized gain	(0.15)	—	—		—	—

Total dividends and distributions	(0.17)	(0.03)	—		(0.02)	(0.04)

Net asset value, end of period	$14.06	$11.98	$10.69		$11.41	$12.29

Total return[3]	18.82%	12.32%	(6.31%	)	(7.00% )	14.56%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$28,046	$29,544	$31,777		$35,996	$37,893
Ratio of expenses to average net assets[4]	2.11%	2.23%	2.31%		2.22%	2.36%
Ratio of net investment income (loss) to average net assets[4]	0.15%	0.18%	(0.01%	)	(0.24% )	0.52%
Portfolio turnover	52%	68%	47%		117%	126%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Amount is less than $(0.005) per share.
[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended March 31,2018 are reflected on the “Statements of operations.”

See accompanying notes, which are an integral part of the financial statements.

Optimum International Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/18	3/31/17	3/31/16	3/31/15	3/31/14
Net asset value, beginning of period	$12.35	$11.02	$11.74	$12.66	$11.05

Income (loss) from investment operations:
Net investment income[1]	0.16	0.14	0.11	0.09	0.18
Net realized and unrealized gain (loss)	2.31	1.32	(0.74)	(0.85)	1.55

Total from investment operations	2.47	1.46	(0.63)	(0.76)	1.73

Less dividends and distributions from:
Net investment income	(0.15)	(0.13)	(0.09)	(0.16)	(0.12)
Net realized gain	(0.15)	—	—	—	—

Total dividends and distributions	(0.30)	(0.13)	(0.09)	(0.16)	(0.12)

Net asset value, end of period	$14.52	$12.35	$11.02	$11.74	$12.66

Total return[2]	20.05%	13.36%	(5.38% )	(6.04% )	15.79%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$629,934	$525,431	$542,055	$477,884	$589,098
Ratio of expenses to average net assets[3]	1.11%	1.23%	1.31%	1.22%	1.36%
Ratio of net investment income to average net assets[3]	1.15%	1.18%	0.99%	0.76%	1.52%
Portfolio turnover	52%	68%	47%	117%	126%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended March 31,2018 are reflected on the “Statements of operations.”

See accompanying notes, which are an integral part of the financial statements.

(continues)	137

Financial highlights

Optimum Large Cap Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/18		3/31/17	3/31/16	3/31/15	3/31/14
Net asset value, beginning of period	$16.84		$14.97	$17.00	$16.39	$14.53

Income (loss) from investment operations:
Net investment loss[1]	(0.06)		(0.06)	(0.10)	(0.08)	(0.10)
Net realized and unrealized gain (loss)	3.70		2.52	(0.20)	2.71	3.63

Total from investment operations	3.64		2.46	(0.30)	2.63	3.53

Less dividends and distributions from:
Net realized gain	(3.26)		(0.59)	(1.73)	(2.02)	(1.67)

Total dividends and distributions	(3.26)		(0.59)	(1.73)	(2.02)	(1.67)

Net asset value, end of period	$17.22		$16.84	$14.97	$17.00	$16.39

Total return[2]	22.17%		16.83%	(2.27% )	17.27%	25.17%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$32,254		$32,215	$33,787	$40,790	$39,044
Ratio of expenses to average net assets	1.26%		1.35%	1.42%	1.37%	1.54%
Ratio of expenses to average net assets prior to fees waived[3]	1.26%		1.38%	1.44%	1.37%	1.55%
Ratio of net investment loss to average net assets	(0.31%	)	(0.35% )	(0.62% )	(0.50% )	(0.62% )
Ratio of net investment loss to average net assets prior to fees waived[3]	(0.31%	)	(0.38% )	(0.64% )	(0.50% )	(0.63% )
Portfolio turnover	77%	[4]	52%	88%	86%	98%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended March 31,2018 are reflected on the “Statements of operations.”
[4]

As a result of ClearBridge Investment LLC replacing Fred Alger Management Inc. as one of the sub-advisors to Optimum Large Cap Growth Fund during the Fund’s fiscal year ending March 31, 2018, the Fund’s portfolio turnover rate increased during the year ended March 31, 2018.

See accompanying notes, which are an integral part of the financial statements.

Optimum Large Cap Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/18		3/31/17	3/31/16	3/31/15	3/31/14
Net asset value, beginning of period	$14.81		$13.34	$15.44	$15.16	$13.63

Income (loss) from investment operations:
Net investment loss[1]	(0.17)		(0.15)	(0.20)	(0.19)	(0.19)
Net realized and unrealized gain (loss)	3.24		2.21	(0.17)	2.49	3.39

Total from investment operations	3.07		2.06	(0.37)	2.30	3.20

Less dividends and distributions from:
Net realized gain	(3.26)		(0.59)	(1.73)	(2.02)	(1.67)

Total dividends and distributions	(3.26)		(0.59)	(1.73)	(2.02)	(1.67)

Net asset value, end of period	$14.62		$14.81	$13.34	$15.44	$15.16

Total return[2]	21.30%		15.88%	(2.98% )	16.44%	24.27%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$97,658		$105,082	$114,907	$137,892	$127,540
Ratio of expenses to average net assets	2.01%		2.10%	2.17%	2.12%	2.22%
Ratio of expenses to average net assets prior to fees waived[3]	2.01%		2.13%	2.19%	2.12%	2.23%
Ratio of net investment loss to average net assets	(1.06%	)	(1.10% )	(1.37% )	(1.25% )	(1.30% )
Ratio of net investment loss to average net assets prior to fees waived[3]	(1.06%	)	(1.13% )	(1.39% )	(1.25% )	(1.31% )
Portfolio turnover	77%	[4]	52%	88%	86%	98%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended March 31,2018 are reflected on the “Statements of operations.”
[4]

As a result of ClearBridge Investment LLC replacing Fred Alger Management Inc. as one of the sub-advisors to Optimum Large Cap Growth Fund during the Fund’s fiscal year ending March 31, 2018, the Fund’s portfolio turnover rate increased during the year ended March 31, 2018.

See accompanying notes, which are an integral part of the financial statements.

(continues)	139

Financial highlights

Optimum Large Cap Growth Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/18		3/31/17	3/31/16	3/31/15	3/31/14
Net asset value, beginning of period	$17.81		$15.76	$17.76	$17.00	$14.97

Income (loss) from investment operations:
Net investment loss[1]	(0.01)		(0.02)	(0.06)	(0.04)	(0.05)
Net realized and unrealized gain (loss)	3.92		2.66	(0.21)	2.82	3.75

Total from investment operations	3.91		2.64	(0.27)	2.78	3.70

Less dividends and distributions from:
Net investment income	—		—	—	—	—	[2]
Net realized gain	(3.26)		(0.59)	(1.73)	(2.02)	(1.67)

Total dividends and distributions	(3.26)		(0.59)	(1.73)	(2.02)	(1.67)

Net asset value, end of period	$18.46		$17.81	$15.76	$17.76	$17.00

Total return[3]	22.50%		17.14%	(2.00% )	17.55%	25.51%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,610,343		$1,348,419	$1,356,335	$1,413,059	$1,026,377
Ratio of expenses to average net assets	1.01%		1.10%	1.17%	1.12%	1.22%
Ratio of expenses to average net assets prior to fees waived[4]	1.01%		1.13%	1.19%	1.12%	1.23%
Ratio of net investment loss to average net assets	(0.06%	)	(0.10% )	(0.37% )	(0.25% )	(0.30%	)
Ratio of net investment loss to average net assets prior to fees waived[4]	(0.06%	)	(0.13% )	(0.39% )	(0.25% )	(0.31%	)
Portfolio turnover	77%	[5]	52%	88%	86%	98%

[1]	The average shares outstanding method has been applied for per share information.
[2]	For the year ended March 31, 2014, net investment income distributions of $149,730 was made by the Fund’s Institutional Class, which calculated to a de minimis amount of $0.00 per share.
[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended March 31,2018 are reflected on the “Statements of operations.”
[5]

As a result of ClearBridge Investment LLC replacing Fred Alger Management Inc. as one of the sub-advisors to Optimum Large Cap Growth Fund during the Fund’s fiscal year ending March 31, 2018, the Fund’s portfolio turnover rate increased during the year ended March 31, 2018.

See accompanying notes, which are an integral part of the financial statements.

Optimum Large Cap Value Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/18	3/31/17	3/31/16	3/31/15	3/31/14
Net asset value, beginning of period	$15.42	$15.13	$16.01	$15.36	$12.90

Income (loss) from investment operations:
Net investment income[1]	0.17	0.17	0.17	0.12	0.16
Net realized and unrealized gain (loss)	1.19	2.04	(0.89)	0.70	2.40

Total from investment operations	1.36	2.21	(0.72)	0.82	2.56

Less dividends and distributions from:
Net investment income	(0.16)	(0.18)	(0.16)	(0.17)	(0.10)
Net realized gain	(0.73)	(1.74)	—	—	—

Total dividends and distributions	(0.89)	(1.92)	(0.16)	(0.17)	(0.10)

Net asset value, end of period	$15.89	$15.42	$15.13	$16.01	$15.36

Total return[2]	8.68%	14.99%	(4.54% )	5.34%	19.96%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$26,448	$28,739	$30,502	$35,952	$37,299
Ratio of expenses to average net assets	1.21%	1.33%	1.40%	1.33%	1.50%
Ratio of expenses to average net assets prior to fees waived[3]	1.21%	1.34%	1.41%	1.33%	1.51%
Ratio of net investment income to average net assets	1.05%	1.06%	1.07%	0.79%	1.12%
Ratio of net investment income to average net assets prior to fees waived[3]	1.05%	1.05%	1.06%	0.79%	1.11%
Portfolio turnover	25%	82% [4]	39%	35%	37%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended March 31,2018 are reflected on the “Statements of operations.”
[4]

As a result of Rothschild Asset Management Inc. replacing Herndon Capital Management, LLC as one of the sub-advisors to Optimum Large Cap Value Fund during the Fund’s fiscal year ending March 31, 2017, the Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2017.

See accompanying notes, which are an integral part of the financial statements.

(continues)	141

Financial highlights

Optimum Large Cap Value Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/18	3/31/17	3/31/16	3/31/15	3/31/14
Net asset value, beginning of period	$15.25	$14.99	$15.85	$15.22	$12.78

Income (loss) from investment operations:
Net investment income[1]	0.05	0.05	0.05	0.01	0.06
Net realized and unrealized gain (loss)	1.17	2.01	(0.87)	0.67	2.39

Total from investment operations	1.22	2.06	(0.82)	0.68	2.45

Less dividends and distributions from:
Net investment income	(0.05)	(0.06)	(0.04)	(0.05)	(0.01)
Net realized gain	(0.73)	(1.74)	—	—	—

Total dividends and distributions	(0.78)	(1.80)	(0.04)	(0.05)	(0.01)

Net asset value, end of period	$15.69	$15.25	$14.99	$15.85	$15.22

Total return[2]	7.82%	14.13%	(5.19% )	4.48%	19.17%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$82,610	$95,495	$103,693	$122,772	$123,541
Ratio of expenses to average net assets	1.96%	2.08%	2.15%	2.08%	2.18%
Ratio of expenses to average net assets prior to fees waived[3]	1.96%	2.09%	2.16%	2.08%	2.19%
Ratio of net investment income to average net assets	0.30%	0.31%	0.32%	0.04%	0.44%
Ratio of net investment income to average net assets prior to fees waived[3]	0.30%	0.30%	0.31%	0.04%	0.43%
Portfolio turnover	25%	82% [4]	39%	35%	37%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended March 31,2018 are reflected on the “Statements of operations.”
[4]

As a result of Rothschild Asset Management Inc. replacing Herndon Capital Management, LLC as one of the sub-advisors to Optimum Large Cap Value Fund during the Fund’s fiscal year ending March 31, 2017, the Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2017.

See accompanying notes, which are an integral part of the financial statements.

Optimum Large Cap Value Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/17	3/31/16	3/31/15	3/31/14	3/31/13
Net asset value, beginning of period	$15.46	$15.16	$16.04	$15.39	$12.92

Income (loss) from investment operations:
Net investment income[1]	0.21	0.20	0.20	0.17	0.20
Net realized and unrealized gain (loss)	1.19	2.06	(0.89)	0.69	2.41

Total from investment operations	1.40	2.26	(0.69)	0.86	2.61

Less dividends and distributions from:
Net investment income	(0.20)	(0.22)	(0.19)	(0.21)	(0.14)
Net realized gain	(0.73)	(1.74)	—	—	—

Total dividends and distributions	(0.93)	(1.96)	(0.19)	(0.21)	(0.14)

Net asset value, end of period	$15.93	$15.46	$15.16	$16.04	$15.39

Total return[2]	8.90%	15.30%	(4.29% )	5.60%	20.31%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,372,505	$1,217,722	$1,129,606	$1,146,123	$1,002,553
Ratio of expenses to average net assets	0.96%	1.08%	1.15%	1.08%	1.18%
Ratio of expenses to average net assets prior to fees waived[3]	0.96%	1.09%	1.16%	1.08%	1.19%
Ratio of net investment income to average net assets	1.30%	1.31%	1.32%	1.04%	1.44%
Ratio of net investment income to average net assets prior to fees waived[3]	1.30%	1.30%	1.31%	1.04%	1.43%
Portfolio turnover	25%	82% [4]	39%	35%	37%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended March 31,2018 are reflected on the “Statements of operations.”
[4]

As a result of Rothschild Asset Management Inc. replacing Herndon Capital Management, LLC as one of the sub-advisors to Optimum Large Cap Value Fund during the Fund’s fiscal year ending March 31, 2017, the Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2017.

See accompanying notes, which are an integral part of the financial statements.

(continues)	143

Financial highlights

Optimum Small-Mid Cap Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/18	3/31/17		3/31/16	3/31/15	3/31/14
Net asset value, beginning of period	$13.31	$10.95		$15.37	$15.57	$14.26

Income (loss) from investment operations:
Net investment loss[1]	(0.16)	(0.14)		(0.15)	(0.16)	(0.19)
Net realized and unrealized gain (loss)	3.03	2.50		(2.26)	1.44	3.07

Total from investment operations	2.87	2.36		(2.41)	1.28	2.88

Less dividends and distributions from:
Return of capital	—	—		— [2]	—	—
Net realized gain	(0.67)	—		(2.01)	(1.48)	(1.57)

Total dividends and distributions	(0.67)	—		(2.01)	(1.48)	(1.57)

Net asset value, end of period	$15.51	$13.31		$10.95	$15.37	$15.57

Total return[3]	21.88%	21.55%		(16.77% )	8.93%	21.63%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5,414	$5,293		$5,040	$7,050	$7,158
Ratio of expenses to average net assets	1.55%	1.58%		1.66%	1.63%	1.76%
Ratio of expenses to average net assets prior to fees waived[4]	1.63%	1.79%		1.85%	1.77%	1.96%
Ratio of net investment loss to average net assets	(1.07% )	(1.16%	)	(1.09% )	(1.09% )	(1.28% )
Ratio of net investment loss to average net assets prior to fees waived[4]	(1.15% )	(1.37%	)	(1.28% )	(1.23% )	(1.48% )
Portfolio turnover	89%	180%	[5]	104%	72%	58%

[1]	The average shares outstanding method has been applied for per share information.
[2]	For the year ended March 31, 2016, return of capital distribution of $108 for Class A calculated to a de minimis amount of $0.00 per share.
[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended March 31,2018 are reflected on the “Statements of operations.”
[5]

As a result of Peregrine Capital Management, LLC and Columbus Circle Investors replacing Columbia Wanger Asset Management and Wellington Management as the sub-advisors to Optimum Small-Mid Cap Growth Fund during the Fund’s fiscal year ending March 31, 2017, the Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2017.

See accompanying notes, which are an integral part of the financial statements.

Optimum Small-Mid Cap Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/18	3/31/17		3/31/16	3/31/15	3/31/14
Net asset value, beginning of period	$11.59	$9.61		$13.86	$14.29	$13.28

Income (loss) from investment operations:
Net investment loss[1]	(0.23)	(0.20)		(0.22)	(0.25)	(0.27)
Net realized and unrealized gain (loss)	2.63	2.18		(2.02)	1.30	2.85

Total from investment operations	2.40	1.98		(2.24)	1.05	2.58

Less dividends and distributions from:
Return of capital	—	—		— [2]	—	—
Net realized gain	(0.67)	—		(2.01)	(1.48)	(1.57)

Total dividends and distributions	(0.67)	—		(2.01)	(1.48)	(1.57)

Net asset value, end of period	$13.32	$11.59		$9.61	$13.86	$14.29

Total return[3]	21.06%	20.60%		(17.39% )	8.08%	20.82%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$15,925	$16,668		$16,972	$23,206	$22,581
Ratio of expenses to average net assets	2.30%	2.33%		2.41%	2.38%	2.45%
Ratio of expenses to average net assets prior to fees waived[4]	2.38%	2.54%		2.60%	2.52%	2.65%
Ratio of net investment loss to average net assets	(1.82% )	(1.91%	)	(1.84% )	(1.84% )	(1.97% )
Ratio of net investment loss to average net assets prior to fees waived[4]	(1.90% )	(2.12%	)	(2.03% )	(1.98% )	(2.17% )
Portfolio turnover	89%	180%	[5]	104%	72%	58%

[1]	The average shares outstanding method has been applied for per share information.
[2]	For the year ended March 31, 2016, return of capital distribution of $416 for Class C calculated to a de minimis amount of $0.00 per share.
[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended March 31,2018 are reflected on the “Statements of operations.”
[5]

As a result of Peregrine Capital Management, LLC and Columbus Circle Investors replacing Columbia Wanger Asset Management and Wellington Management as the sub-advisors to Optimum Small-Mid Cap Growth Fund during the Fund’s fiscal year ending March 31, 2017, the Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2017.

See accompanying notes, which are an integral part of the financial statements.

(continues)	145

Financial highlights

Optimum Small-Mid Cap Growth Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/18	3/31/17		3/31/16	3/31/15	3/31/14
Net asset value, beginning of period	$14.19	$11.65		$16.17	$16.27	$14.78

Income (loss) from investment operations:
Net investment loss[1]	(0.13)	(0.12)		(0.12)	(0.13)	(0.15)
Net realized and unrealized gain (loss)	3.24	2.66		(2.39)	1.51	3.21

Total from investment operations	3.11	2.54		(2.51)	1.38	3.06

Less dividends and distributions from:
Return of capital	—	—		— [2]	—	—
Net realized gain	(0.67)	—		(2.01)	(1.48)	(1.57)

Total dividends and distributions	(0.67)	—		(2.01)	(1.48)	(1.57)

Net asset value, end of period	$16.63	$14.19		$11.65	$16.17	$16.27

Total return[3]	22.22%	21.80%		(16.54% )	9.18%	22.03%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$494,894	$420,279		$440,683	$527,647	$436,823
Ratio of expenses to average net assets	1.30%	1.33%		1.41%	1.38%	1.45%
Ratio of expenses to average net assets prior to fees waived[4]	1.38%	1.54%		1.60%	1.52%	1.65%
Ratio of net investment loss to average net assets	(0.82% )	(0.91%	)	(0.84% )	(0.84% )	(0.97% )
Ratio of net investment loss to average net assets prior to fees waived[4]	(0.90% )	(1.12%	)	(1.03% )	(0.98% )	(1.17% )
Portfolio turnover	89%	180%	[5]	104%	72%	58%

[1]	The average shares outstanding method has been applied for per share information.
[2]	For the year ended March 31, 2016, return of capital distribution of $8,916 for Institutional Class calculated to a de minimis amount of $0.00 per share.
[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended March 31,2018 are reflected on the “Statements of operations.”
[5]

As a result of Peregrine Capital Management, LLC and Columbus Circle Investors replacing Columbia Wanger Asset Management and Wellington Management as the sub-advisors to Optimum Small-Mid Cap Growth Fund during the Fund’s fiscal year ending March 31, 2017, the Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2017.

See accompanying notes, which are an integral part of the financial statements.

Optimum Small-Mid Cap Value Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/18	3/31/17	3/31/16		3/31/15	3/31/14
Net asset value, beginning of period	$13.77	$11.53	$13.64		$14.88	$13.74

Income (loss) from investment operations:
Net investment income (loss)[1]	0.06	0.08	(0.04)		(0.09)	(0.09)
Net realized and unrealized gain (loss)	0.59	2.21	(1.58)		(0.03)	2.87

Total from investment operations	0.65	2.29	(1.62)		(0.12)	2.78

Less dividends and distributions from:
Net investment income	(0.07)	(0.05)	—		—	—
Return of capital	—	—	—	[2]	—	—
Net realized gain	(0.69)	—	(0.49)		(1.12)	(1.64)

Total dividends and distributions	(0.76)	(0.05)	(0.49)		(1.12)	(1.64)

Net asset value, end of period	$13.66	$13.77	$11.53		$13.64	$14.88

Total return[3]	4.59%	19.84%	(11.96%	)	(0.69% )	21.85%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,856	$4,279	$4,302		$5,440	$6,058
Ratio of expenses to average net assets	1.48%	1.51%	1.61%		1.62%	1.70%
Ratio of expenses to average net assets prior to fees waived[4]	1.54%	1.71%	1.75%		1.68%	1.86%
Ratio of net investment income (loss) to average net assets	0.40%	0.64%	(0.35%	)	(0.65% )	(0.64% )
Ratio of net investment income (loss) to average net assets prior to fees waived[4]	0.34%	0.44%	(0.49%	)	(0.71% )	(0.80% )
Portfolio turnover	31%	30%	90%	[5]	31%	33%

[1]	The average shares outstanding method has been applied for per share information.
[2]	For the year ended March 31, 2016, return of capital distribution of $325 for Class A calculated to a de minimis amount of $0.001 per share
[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended March 31,2018 are reflected on the “Statements of operations.”
[5]

As a result of LSV Asset Management replacing The Delafield Group, a division of Tocqueville Asset Management L.P., and The Killen Group, Inc. as one of the sub-advisors to Optimum Small-Mid Cap Value Fund during the Fund’s fiscal year ending March 31, 2016, the Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2016.

See accompanying notes, which are an integral part of the financial statements.

(continues)	147

Financial highlights

Optimum Small-Mid Cap Value Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/18	3/31/17		3/31/16		3/31/15	3/31/14
Net asset value, beginning of period	$12.21	$10.27		$12.30		$13.63	$12.80

Income (loss) from investment operations:
Net investment loss[1]	(0.04)	(0.01)		(0.12)		(0.18)	(0.18)
Net realized and unrealized gain (loss)	0.53	1.95		(1.42)		(0.03)	2.65

Total from investment operations	0.49	1.94		(1.54)		(0.21)	2.47

Less dividends and distributions from:
Return of capital	—	—		—	[2]	—	—
Net realized gain	(0.69)	—		(0.49)		(1.12)	(1.64)

Total dividends and distributions	(0.69)	—		(0.49)		(1.12)	(1.64)

Net asset value, end of period	$12.01	$12.21		$10.27		$12.30	$13.63

Total return[3]	3.85%	18.89%		(12.62%	)	(1.45% )	21.08%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$12,030	$14,268		$15,136		$19,245	$20,846
Ratio of expenses to average net assets	2.23%	2.26%		2.36%		2.37%	2.40%
Ratio of expenses to average net assets prior to fees waived[4]	2.29%	2.46%		2.50%		2.43%	2.56%
Ratio of net investment loss to average net assets	(0.35% )	(0.11%	)	(1.10%	)	(1.40% )	(1.34% )
Ratio of net investment loss to average net assets prior to fees waived[4]	(0.41% )	(0.31%	)	(1.24%	)	(1.46% )	(1.50% )
Portfolio turnover	31%	30%		90%	[5]	31%	33%

[1]	The average shares outstanding method has been applied for per share information.
[2]	For the year ended March 31, 2016, return of capital distribution of $1,284 for Class C calculated to a de minimis amount of $0.001 per share.
[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended March 31,2018 are reflected on the “Statements of operations.”
[5]

As a result of LSV Asset Management replacing The Delafield Group, a division of Tocqueville Asset Management L.P., and The Killen Group, Inc. as one of the sub-advisors to Optimum Small-Mid Cap Value Fund during the Fund’s fiscal year ending March 31, 2016, the Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2016.

See accompanying notes, which are an integral part of the financial statements.

Optimum Small-Mid Cap Value Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/18	3/31/17	3/31/16		3/31/15	3/31/14
Net asset value, beginning of period	$14.52	$12.16	$14.31		$15.53	$14.23

Income (loss) from investment operations:
Net investment income (loss)[1]	0.10	0.12	(0.01)		(0.06)	(0.05)
Net realized and unrealized gain (loss)	0.63	2.32	(1.65)		(0.04)	3.00

Total from investment operations	0.73	2.44	(1.66)		(0.10)	2.95

Less dividends and distributions from:
Net investment income	(0.11)	(0.08)	—		—	(0.01)
Return of capital	—	—	—	[2]	—	—
Net realized gain	(0.69)	—	(0.49)		(1.12)	(1.64)

Total dividends and distributions	(0.80)	(0.08)	(0.49)		(1.12)	(1.65)

Net asset value, end of period	$14.45	$14.52	$12.16		$14.31	$15.53

Total return[3]	4.87%	20.05%	(11.67%	)	(0.53% )	22.29%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$442,808	$406,327	$441,150		$499,578	$439,417
Ratio of expenses to average net assets	1.23%	1.26%	1.36%		1.37%	1.40%
Ratio of expenses to average net assets prior to fees waived[4]	1.29%	1.46%	1.50%		1.43%	1.56%
Ratio of net investment income (loss) to average net assets	0.65%	0.89%	(0.10%	)	(0.40% )	(0.34% )
Ratio of net investment income (loss) to average net assets prior to fees waived[4]	0.59%	0.69%	(0.24%	)	(0.46% )	(0.50% )
Portfolio turnover	31%	30%	90%	[5]	31%	33%

[1]	The average shares outstanding method has been applied for per share information.
[2]	For the year ended March 31, 2016, return of capital distribution of $31,607 for Institutional Class calculated to a de minimis amount of $0.001 per share.
[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended March 31,2018 are reflected on the “Statements of operations.”
[5]

As a result of LSV Asset Management replacing The Delafield Group, a division of Tocqueville Asset Management L.P., and The Killen Group, Inc. as one of the sub-advisors to Optimum Small-Mid Cap Value Fund during the Fund’s fiscal year ending March 31, 2016, the Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2016.

See accompanying notes, which are an integral part of the financial statements.

(continues)	149

Notes to financial statements

Optimum Fund Trust

March 31, 2018

Optimum Fund Trust (Trust) is organized as a Delaware statutory trust and offers six series: Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, and Optimum Small-Mid Cap Value Fund, (each, a Fund, or collectively, the Funds). The Trust is an open-end investment company. The Funds are considered diversified under the Investment Company Act of 1940, as amended, (1940 Act), and offer Class A, Class C, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 4.50% for Optimum Fixed Income Fund and 5.75% for Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, and Optimum Small-Mid Cap Value Fund. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) instead of front-end sales charge of 1.00% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of Optimum Fixed Income Fund is to seek a high level of income. The Fund may also seek growth of capital.

The investment objective of Optimum International Fund is to seek long-term growth of capital. The Fund may also seek income.

The investment objective of Optimum Large Cap Growth Fund is to seek long-term growth of capital.

The investment objective of Optimum Large Cap Value Fund is to seek long-term growth of capital. The Fund may also seek income.

The investment objective of Optimum Small-Mid Cap Growth Fund is to seek long-term growth of capital.

The investment objective of Optimum Small-Mid Cap Value Fund is to seek long-term growth of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Funds.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Open-end investment company securities are valued at net asset value (NAV) per share, as reported by the underlying investment company. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities, credit default swap (CDS) contracts, interest rate swap contracts, CDS and interest rate swap options contracts (swaptions) are valued based upon valuations provided by an independent pricing service or broker/ counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and the ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Each Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before each Fund values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, each Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken or to be taken on each Fund’s federal income tax returns through the year ended March 31, 2018 and for all open federal income tax years (March 31, 2015–March 31, 2017) and has concluded that no provision for federal income tax is required in any Fund’s financial statements. In regard to foreign taxes only, each Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of each Fund. If applicable, the Funds recognize interest accrued in unrecognized tax benefits in interest expense and penalties in other expenses on the “Statements of operations.” During the year ended March 31, 2018, the Funds did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — Each Fund may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with each Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on March 29, 2018, and matured on the next business day.

Reverse Repurchase Agreements — Optimum Fixed Income Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells securities to a bank or broker/dealer and agrees to repurchase the securities at an agreed upon date and price. The Fund will maintain in a segregated account, cash, cash equivalents, or US government securities in an amount sufficient to cover its obligations under reverse repurchase agreements with broker/dealers (but no collateral is required on reverse repurchase agreements with banks). The Fund will subject its investments in reverse repurchase agreements to the borrowing provisions set forth in the 1940 Act. The use of reverse repurchase agreements by the Fund creates leverage, which increases the Fund’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, the Fund’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case. For the year ended March 31, 2018, the Fund had average reverse repurchase agreements of $80,547 for which it paid interest at an average rate of 1.19%. At March 31, 2018, there were no open reverse repurchase agreements in the Fund.
To Be Announced Trades (TBA) — Optimum Fixed Income Fund may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (examples: when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered or the transaction is completed; however, the market value may change prior to delivery. At March 31, 2018, the Fund received $1,562,000 cash collateral for TBA trades, which is included in “Cash collateral due to brokers” on the “Statements of assets and liabilities.”

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Funds’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds generally bifurcate that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), which is due to changes in foreign exchange rates is included on the “Statements of operations” under “Net realized gain (loss) on foreign currencies.” For

(continues)	151

Notes to financial statements

Optimum Fund Trust

1. Significant Accounting Policies (continued)

foreign equity securities, the realized gains and losses are included on the “Statements of operations” under “Net realized and unrealized gain (loss) on investments.” The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — Each Fund is an investment company, whose financial statements are prepared in conformity with US GAAP. Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Trust are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Distributions received from investments in master limited partnerships are recorded as return of capital on investments on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends and interest have been recorded in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Each Fund may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. Each Fund declares and pays distributions from net investment income and net realized gain on investments, if any, at least annually. The Funds may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Each Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expense paid under this agreement is included on the “Statements of operations” under “Custodian fees” with the corresponding offset included under “Less expenses paid indirectly.” For the year ended March 31, 2018, each Fund earned the following amounts under this agreement:

Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
$15,688	$626	$711	$1,683	$588	$314

Each Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expense paid under this arrangement is included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset included under “Less expenses paid indirectly.” For the year ended March 31, 2018, each Fund earned the following amounts under this agreement:

Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
$864	$813	$936	$932	$914	$920

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust, furnishes investment management services to each Fund and has full discretion and responsibility, subject to the overall supervision of the Board, to select and contract with one or more investment sub-advisors to manage the investment operations and composition of each Fund, and to render investment advice for each Fund, including the purchase, retention, and dispositions of investments, securities, and cash contained in each Fund. The investment management agreement obligates DMC to implement decisions with respect to the allocation or reallocation of each Fund’s assets among one or more current or additional sub-advisors, and to monitor the sub-advisors’ compliance with the relevant Fund’s investment objective, policies and restrictions. DMC pays the sub-advisors out of its fees, which are calculated daily and paid monthly.

In accordance with the terms of its respective investment management agreement, DMC is entitled to receive an annual fee equal to the following percentage rates of the average daily net assets of each Fund, which is calculated daily and paid monthly:

Optimum Fixed Income Fund	0.6000% of net assets up to $500 million
0.5500% of net assets from $500 million to $1 billion
0.5000% of net assets from $1 billion to $1.5 billion
0.4500% of net assets from $1.5 billion to $2 billion
0.4250% of net assets from $2 billion to $2.5 billion
0.4000% of net assets from $2.5 billion to $5 billion
0.3750% of net assets over $5 billion

Optimum International Fund	0.7500% of net assets up to $500 million
0.7150% of net assets from $500 million to $1 billion
0.7000% of net assets from $1 billion to $1.5 billion
0.6750% of net assets from $1.5 billion to $2 billion
0.6500% of net assets from $2 billion to $2.5 billion
0.6000% of net assets over $2.5 billion

Optimum Large Cap Growth Fund	0.7500% of net assets up to $500 million
0.7000% of net assets from $500 million to $1 billion
0.6500% of net assets from $1 billion to $1.5 billion
0.6250% of net assets from $1.5 billion to $2 billion
0.6000% of net assets from $2 billion to $2.5 billion
0.5750% of net assets from $2.5 billion to $5 billion
0.5500% of net assets over $5 billion

Optimum Large Cap Value Fund	0.7000% of net assets up to $500 million
0.6500% of net assets from $500 million to $1 billion
0.6000% of net assets from $1 billion to $1.5 billion
0.5750% of net assets from $1.5 billion to $2 billion
0.5500% of net assets from $2 billion to $2.5 billion
0.5250% of net assets from 2.5 billion to $5 billion
0.5000% of net assets over $5 billion

Optimum Small-Mid Cap Growth Fund	1.1000% of net assets up to $250 million
1.0000% of net assets from $250 million to $500 million
0.9000% of net assets from $500 million to $750 million
0.8000% of net assets from $750 million to $1 billion
0.7500% of net assets from $1 billion to $1.5 billion
0.7000% of net assets over $1.5 billion

Optimum Small-Mid Cap Value Fund	1.0000% of net assets up to $250 million
0.9000% of net assets from $250 million to $500 million
0.8000% of net assets from $500 million to $750 million
0.7500% of net assets from $750 million to $1 billion
0.7000% of net assets from $1 billion to $1.5 billion
0.6500% of net assets over $1.5 billion

(continues)	153

Notes to financial statements

Optimum Fund Trust

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

DMC has entered into sub-advisory agreements for the Trust as follows: Optimum Fixed Income Fund – Pacific Investment Management Company, LLC (PIMCO); Optimum International Fund – Acadian Asset Management LLC (Acadian), and EARNEST Partners, LLC (EARNEST); Optimum Large Cap Growth Fund –T. Rowe Price Associates, Inc. (T. Rowe Price), and effective Oct. 12, 2017, ClearBridge Investment LLC, (ClearBridge); Optimum Large Cap Value Fund – Massachusetts Financial Services Company (MFS) and Rothschild Asset Management Inc. (Rothschild); Optimum Small-Mid Cap Growth Fund – Columbus Circle Investors (CCI) and Peregrine Capital Management LLC (Peregrine); Optimum Small-Mid Cap Value Fund – LSV Asset Management (LSV) and Westwood Management Corp. (Westwood). Prior to Oct. 12, 2017, Fred Alger Management Inc. was also a sub-advisor for Optimum Large Cap Growth Fund.

For the year ended March 31, 2018, DMC paid the following sub-advisory fees:

Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
$2,362,534	$2,482,317	$5,630,270	$4,362,779	$2,329,793	$2,281,661

DMC has contractually agreed to waive that portion, if any, of its management fee and/or pay/reimburse each Fund to the extent necessary to ensure that total annual fund operating expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) do not exceed the following percentages of each Fund’s average daily net assets. For purposes of these waivers and reimbursements, nonroutine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Board and DMC. These waivers and reimbursements may be terminated only by agreement of DMC and the Funds.

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Operating expense limitation as a percentage of average daily net assets (per annum) for the period July 29, 2017 – July 30, 2018	0.86%	1.13%	1.02%	0.98%	1.29%	1.22%
Operating expense limitation as a percentage of average daily net assets (per annum) for the period July 29, 2016 – July 29, 2017	0.92%	1.25%	1.10%	1.08%	1.33%	1.25%

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Trust. Those services include overseeing the Funds’ pricing process, the calculation and payment of fund expenses, and financial reporting in shareholder reports, registration statements and other regulatory filings. DIFSC also manages the process for the payment of dividends and distributions and the dissemination of Funds’ NAVs and performance data. For these services, the Funds pay DIFSC an asset-based fee, plus certain out-of-pocket expenses and transactional charges. Effective July 1, 2017, DIFSC fees are calculated daily and paid monthly based on the aggregate daily net assets of the Trust at the following annual rate: 0.0075% of the first $3.5 billion; 0.0070% of the next $2 billion; 0.0060% of the next $2 billion; and 0.0050% of aggregate average daily net assets in excess of $7.5 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Trust on a relative NAV basis. Prior to July 1, 2017, DIFSC fees were calculated daily and paid monthly based on the aggregate daily net assets of the Trust at the following annual rate: 0.0075% of the first $3 billion; 0.0070% of the next $2 billion; 0.0065% of the next $2.5 billion; 0.0055% of the next $2.5 billion; and 0.0050% of aggregate average daily net assets in excess of $10 billion. These amounts are included on the “Statements of operations” under “Accounting fees.” For the year ended March 31, 2018, each Fund was charged for these services as follows:

Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
$136,152	$45,915	$115,413	$100,171	$35,454	$32,849

DIFSC provides the Trust with administrative services including: preparation, filing and maintaining governing documents; preparation of materials and reports for the Board; and preparation and filing of registration statements and other regulatory filings. For these administrative services, the Trust pays DIFSC the following fee as a percentage of the Trust’s average daily net assets (plus out-of-pocket expenses): 0.0525% of assets up to $7.5 billion; 0.0475% of assets from $7.5 billion to $10 billion; 0.0425% of assets from $10 billion to $12 billion; 0.0375% of assets from $12 billion to $14 billion; and 0.0325% of assets over $14 billion.

DIFSC is also the shareholder servicing, dividend disbursing, and transfer agent for each Fund. For these services, the Trust pays DIFSC a fee at an annual rate of 0.18% of the Trust’s total average daily net assets, subject to a minimum fee of $2,000 per class per fund each month, plus out-of-pocket expenses. The fee is calculated daily and paid monthly. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Funds. Sub-transfer agency fees are paid by the Funds and are also included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.”

DDLP, an affiliate of DMC, serves as the national distributor of each Fund’s shares pursuant to a Distribution Agreement. Pursuant to the Distribution Agreement and Rule 12b-1 plan, each Fund pays DDLP an annual 12b-1 fee of 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares. The fees are calculated daily and paid monthly. Institutional Class shares pay no 12b-1 fees.

For the year ended March 31, 2018, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
$34,918	$2,284	$6,771	$7,040	$1,541	$1,102

For the year ended March 31, 2018, DDLP received gross CDSC commissions on redemptions of each Fund’s Class C shares, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:

Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
$6,303	$1,617	$3,609	$4,230	$682	$543

(continues)	155

Notes to financial statements

Optimum Fund Trust

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

DMC, DIFSC and DDLP are indirect, wholly owned subsidiaries of Macquarie Management Holdings, Inc. Certain officers of DMC, DIFSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Funds.

Cross trades for the year ended March 31, 2018, were executed by the Funds pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, and Optimum Small Cap Value Fund did not engage in securities cross trades for the year ended March 31, 2018. Pursuant to these procedures, for the year ended March 31, 2018, the following Funds engaged in securities purchases and sales, which resulted in net realized gains (losses) as follows:

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Small-Mid Cap Growth Fund
Purchases	$3,209,659	$—	$5,474,926	$—
Sales	3,189,163	1,963,032	1,720,850	3,791,652
Net realized gain (loss)	427	(103)	524,495	(239)

3. Investments

For the year ended March 31, 2018, each Fund made purchases and sales of investments securities other than short-term investments as follows:

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Purchases other than US government securities	$ 989,745,151	$322,512,767	$1,252,862,346	$377,352,069	$415,471,409	$143,988,531
Purchases of US government securities	7,589,382,270	—	—	—	—	—
Sales other than US government securities	1,026,593,675	336,383,618	1,307,483,223	344,849,416	442,639,792	133,280,501
Sales of US government securities	7,400,883,731	—	—	—	—	—

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At March 31, 2018, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for each Fund were as follows:

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Cost of investments and derivatives	$2,410,988,408	$583,068,288	$1,389,059,001	$1,222,951,237	$414,064,732	$382,304,751

Aggregate unrealized appreciation of investments and derivatives	$33,687,187	$123,949,578	$405,585,548	$290,718,271	$116,603,486	$86,995,930
Aggregate unrealized depreciation of investments and derivatives	(43,246,246)	(28,947,476)	(53,276,118)	(35,933,634)	(12,958,726)	(15,424,750)

Net unrealized appreciation (depreciation) of investments and derivatives	$(9,559,059)	$95,002,102	$352,309,430	$254,784,637	$103,644,760	$71,571,180

US GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including each Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

(continues)	157

Notes to financial statements

Optimum Fund Trust

3. Investments (continued)

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of March 31, 2018:

		Optimum Fixed Income Fund
	Level 1	Level 2	Level 3	Total
Securities

Assets:

Agency, Asset- & Mortgage-Backed Securities[1]	$—	$807,224,725	$—	$807,224,725
Corporate Debt	—	764,292,757	—	764,292,757
Foreign Debt	—	258,595,131	—	258,595,131
Municipal Bonds	—	16,521,731	—	16,521,731
Loan Agreements[1]	—	112,612,531	2,718,644	115,331,175
Common Stock	—	—	—	—
Convertible Preferred Stock[1]	4,765,186	2,789,111	—	7,554,297
Preferred Stock	—	5,006,897	—	5,006,897
US Treasury Obligations	—	302,141,369	—	302,141,369
Short-Term Investments	—	110,685,245	—	110,685,245
Options Purchased	—	135,057	—	135,057

Total Value of Securities Before Options Written	$4,765,186	$2,380,004,554	$2,718,644	$2,387,488,384

Liabilities:
Options Written	$—	$(194,021)	$—	$(194,021)

Derivatives[2]

Assets:

Foreign Currency Exchange Contracts	$—	$1,160,541	$—	$1,160,541
Futures Contracts	10,019,132	—	—	10,019,132
Swap Contracts	—	6,718,880	—	6,718,880

Liabilities:

Foreign Currency Exchange Contracts	—	(1,099,471)	—	(1,099,471)
Futures Contracts	(1,165,361)	—	—	(1,165,361)
Swap Contracts	—	(1,498,735)	—	(1,498,735)

1Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable inputs or matrix-priced investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total market value of these security types:

	Level 1	Level 2	Level 3	Total
Loan Agreements	—	98.23%	1.77%	100.00%
Convertible Preferred Stock	63.08%	36.92%	—	100.00%

2Foreign currency exchange contracts, futures contracts, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

		Optimum International Fund
	Level 1	Level 2	Level 3	Total
Securities

Assets:

Common Stock
Australia	$2,865,957	$7,009,870	$—	$9,875,827
Austria	—	18,954,632	—	18,954,632
Bermuda	6,145,446	—	—	6,145,446
Brazil	8,961,247	—	—	8,961,247
Canada	25,610,457	—	—	25,610,457
China/Hong Kong	—	52,953,161	—	52,953,161
Colombia	4,199,479	—	—	4,199,479
Czech Republic	—	2,717,246	—	2,717,246
Denmark	—	8,264,446	—	8,264,446
Finland	—	4,268,460	—	4,268,460
France	1,204,583	37,083,094	—	38,287,677
Germany	—	33,769,663	—	33,769,663
India	5,492,806	12,483,076	—	17,975,882
Indonesia	—	9,419,384	—	9,419,384
Ireland	12,942,828	—	—	12,942,828
Israel	4,469,063	15,567,872	—	20,036,935
Italy	—	8,700,947	—	8,700,947
Japan	128,664,351	—	—	128,664,351
Macau	—	1,174,340	—	1,174,340
Mexico	4,487,989	—	—	4,487,989
Netherlands	6,638,637	28,275,608	—	34,914,245
New Zealand	—	8,317,925	—	8,317,925
Norway	6,026,351	11,962,854	—	17,989,205
Republic of Korea	19,724,397	—	—	19,724,397
Singapore	2,610,113	7,555,392	—	10,165,505
South Africa	—	1,045,557	—	1,045,557
Spain	8,099,404	8,569,045	—	16,668,449
Sweden	—	1,807,608	—	1,807,608
Switzerland	11,764,502	21,141,585	—	32,906,087
Taiwan	17,317,733	—	—	17,317,733
Thailand	18,219,180	—	—	18,219,180
Turkey	2,936,187	—	—	2,936,187
United Kingdom	6,811,921	32,525,823	—	39,337,744
United States	6,777,824	—	234,434	7,012,258
Short-Term Investments	—	10,192,591	—	10,192,591
Securities Lending Collateral	—	22,105,164	—	22,105,164

Total Value of Securities	$311,970,455	$365,865,343	$234,434	$678,070,232

Derivatives:[1]

Assets:
Foreign Currency Exchange Contracts	$—	$7,994	$—	$7,994
Liabilities:
Foreign Currency Exchange Contracts	—	(7,836)	—	(7,836)

1Foreign Currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

(continues)	159

Notes to financial statements

Optimum Fund Trust

3. Investments (continued)

		Optimum Large Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Securities

Assets:

Common Stock
Consumer Discretionary	$314,116,076	$—	$1,781,151	$315,897,227
Consumer Staples	76,369,724	—	—	76,369,724
Energy	28,888,323	—	—	28,888,323
Financials	109,427,492	—	38,374	109,465,866
Healthcare	262,671,293	—	—	262,671,293
Industrials	154,537,375	—	—	154,537,375
Information Technology	672,160,927	12,934,562	—	685,095,489
Materials	32,246,012	—	—	32,246,012
Real Estate	32,121,097	—	—	32,121,097
Utilities	17,672,522	—	—	17,672,522
Convertible Preferred Stock	—	—	9,038,809	9,038,809
Corporate Debt	—	1,827,680	—	1,827,680
Short-Term Investments	—	15,537,014	—	15,537,014

Total Value of Securities	$1,700,210,841	$30,299,256	$10,858,334	$1,741,368,431

		Optimum Large Cap Value Fund
	Level 1	Level 2	Total
Securities

Assets:

Common Stock
Consumer Discretionary	$86,013,292	$—	$86,013,292
Consumer Staples	93,257,361	26,896,483	120,153,844
Energy	115,952,845	—	115,952,845
Financials	414,562,878	—	414,562,878
Healthcare	214,515,858	2,982,442	217,498,300
Industrials	192,488,013	—	192,488,013
Information Technology	130,326,600	—	130,326,600
Materials	55,955,060	—	55,955,060
Real Estate	24,276,029	—	24,276,029
Telecommunication Services	39,332,359	—	39,332,359
Utilities	57,024,275	—	57,024,275
Short-Term Investments	—	24,152,379	24,152,379

Total Value of Securities	$1,423,704,570	$54,031,304	$1,477,735,874

Optimum Small-Mid Cap Growth Fund

	Level 1	Level 2	Level 3	Total
Securities

Assets:
Common Stock	$501,652,335	$—	$—	$501,652,335
Convertible Preferred Stock[1]	1,973,485	—	3,762,308	5,735,793
Short-Term Investments	—	10,321,364	—	10,321,364

Total Value of Securities	$503,625,820	$10,321,364	$3,762,308	$517,709,492

1Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable inputs or matrix-priced investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total market value of this security type:

	Level 1	Level 3	Total
Convertible Preferred Stock	34.41%	65.59%	100%

Optimum Small-Mid Cap Value Fund

	Level 1	Level 2	Total
Securities

Assets:
Common Stock	$447,365,809	$—	$447,365,809
Short-Term Investments	—	6,510,122	6,510,122

Total Value of Securities	$447,365,809	$6,510,122	$453,875,931

Securities valued at zero on the “Schedules of investments” are considered to be Level 3 investments in these tables.

As a result of utilizing international fair value pricing at March 31, 2018, the majority of Optimum International Fund’s common stock investments and a portion of Optimum Large Cap Growth Fund’s and Optimum Large Cap Value Fund’s common stock investments were categorized as Level 2.

During the year ended March 31, 2018, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Funds. This does not include transfers between Level 1 investments and Level 2 investments due to the Funds utilizing international fair value pricing during the year. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in each Fund occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Funds’ NAV is determined) are established using a separate pricing feed from a third-party vendor designed to establish a price for each such security as of the time that the Funds’ NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. Each Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when each Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to each Fund’s net assets. With the exception of Optimum Small-Mid Cap Growth Fund, management has determined not to provide a reconciliation of Level 3 investments as they are not considered significant to each Fund’s net assets at the beginning, interim, or end of the year. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments are not considered significant to each Fund’s net assets at the end of the year. There were no Level 3 investments during the year ended March 31, 2018 for Optimum Large Cap Value Fund and Optimum Small-Mid Cap Value Fund.

(continues)	161

Notes to financial statements

Optimum Fund Trust

3. Investments (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for Optimum Small-Mid Cap Growth Fund:

Convertible Preferred Stock
Beginning balance March 31, 2017	$4,584,960
Sales	(1,065,862)
Net realized gain	501,100
Transfers into Level 3	693,770
Transfers out of Level 3	(1,134,120)
Net change in unrealized appreciation (depreciation)	182,460

Ending balance March 31, 2018	$3,762,308

Net change in unrealized appreciation from investments still held at the end of the year	$78,542

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended March 31, 2018 and 2017 were as follows:

Year ended March 31, 2018

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Ordinary income	$47,132,743	$6,176,988	$33,279,056	$16,652,898	$—	$3,056,675
Long-term capital gains	—	6,783,636	232,627,130	63,216,601	20,484,133	20,363,748

Total	$47,132,743	$12,960,624	$265,906,186	$79,869,499	$20,484,133	$23,420,423

Year ended March 31, 2017

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Ordinary income	$40,065,220	$6,045,533	$—	$16,750,245	$—	$2,301,127
Long-term capital gains	—	—	51,348,776	143,143,014	—	—

Total	$40,065,220	$6,045,533	$51,348,776	$159,893,259	$—	$2,301,127

5. Components of Net Assets on a Tax Basis

As of March 31, 2018, the components of net assets on a tax basis were as follows:

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund
Shares of beneficial interest	$2,050,728,322	$551,003,834	$1,323,809,728
Undistributed ordinary income	11,954,974	5,407,268	14,628,115
Undistributed long-term capital gains	—	15,270,565	49,508,149
Capital loss carryforwards	(34,416,533)	—	—
Troubled debt litigation*	(970,052)	—	—
Unrealized appreciation (depreciation) of investments, foreign currencies, and derivatives	(9,559,059)	95,002,102	352,309,430

Net assets	$2,017,737,652	$666,683,769	$1,740,255,422

	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Share of beneficial interest	$1,200,494,188	$367,200,531	$372,155,215
Undistributed ordinary income	5,837,926	9,638,591	1,380,524
Undistributed long-term capital gains	20,445,753	35,749,540	13,586,805
Unrealized appreciation of investments and foreign currencies	254,784,637	103,644,760	71,571,180

Net assets	$1,481,562,504	$516,233,422	$458,693,724

*See Note 12.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax deferral of losses on straddles, mark-to-market of foreign currency exchange contracts, mark-to-market of futures contracts, tax recognition of unrealized gain on passive foreign investment companies, tax treatment of swap contracts, contingent payment debt instruments, amortization of premium on convertible securities, trust preferred securities, troubled debt, partnership interest and deemed dividend income.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses, redesignation of dividends and distributions, gain (loss) on foreign currency transactions, tax treatment of partnerships, amortization of premium on convertible securities, treasury inflation protected securities, swap contracts, foreign capital gain tax, deemed dividend income, contingent payment on debt instruments, sale of passive foreign investment companies, and paydown gains (losses) of asset- and mortgage-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended March 31, 2018, the Funds recorded the following reclassifications:

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Undistributed (accumulated) net investment income (loss)	$(3,925,531)	$(174,860)	$2,134,237	$3,207	$5,240,173	$23,149
Accumulated net realized gain (loss)	3,925,531	174,860	(2,134,134)	(3,207)	(5,240,173)	(23,149)
Paid-in capital	—	—	(103)	—	—	—

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At March 31, 2018, Optimum International Fund utilized $18,878,375 of capital loss carryforwards.

(continues)	163

Notes to financial statements

Optimum Fund Trust

5. Components of Net Assets on a Tax Basis (continued)

Under the Regulated Investment Company Modernization Act of 2010 (Act), net capital losses recognized for tax years beginning after Dec. 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. At March 31, 2018, there were no capital loss carryforwards for Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, and Optimum Small-Mid Cap Value Fund. Capital loss carryforwards available to offset future realized capital gains for Optimum Fixed Income Fund at March 31, 2018 were as follows:

	No expiration Post-enactment capital loss character
	Short-term	Long-term	Total
Optimum Fixed Income
Fund	$13,150,054	$21,266,479	$34,416,533

6. Capital Shares

Transactions in capital shares were as follows:

	Optimum Fixed Income Fund		Optimum International Fund		Optimum Large Cap Growth Fund

	Year ended		Year ended		Year ended
	3/31/18	3/31/17	3/31/18	3/31/17	3/31/18	3/31/17
Shares sold:
Class A	282,639	277,152	32,258	55,487	72,689	102,264
Class C	617,287	762,019	59,224	164,385	115,858	359,119
Institutional Class	43,178,438	39,990,811	8,390,457	7,475,950	13,467,891	13,872,596
Shares issued upon reinvestment of dividends and distributions:
Class A	73,931	73,073	11,816	6,992	327,335	78,519
Class C	174,638	164,873	26,637	5,854	1,374,702	319,613
Institutional Class	4,744,885	4,107,100	873,668	513,028	13,415,414	2,831,952

	49,071,818	45,375,028	9,394,060	8,221,696	28,773,889	17,564,063

Shares redeemed:
Class A	(734,034)	(966,352)	(147,929)	(188,046)	(440,681)	(524,169)
Class C	(2,744,699)	(4,076,187)	(557,855)	(675,780)	(1,905,871)	(2,200,265)
Institutional Class	(30,237,929)	(62,330,129)	(8,424,316)	(14,653,443)	(15,378,250)	(27,022,876)

	(33,716,662)	(67,372,668)	(9,130,100)	(15,517,269)	(17,724,802)	(29,747,310)

Net increase (decrease)	15,355,156	(21,997,640)	263,960	(7,295,573)	11,049,087	(12,183,247)

	Optimum Large Cap Value Fund		Optimum Small-Mid Cap Growth Fund		Optimum Small-Mid Cap Value Fund

	Year ended		Year ended		Year ended
	3/31/18	3/31/17	3/31/18	3/31/17	3/31/18	3/31/17
Shares sold:
Class A	84,253	103,359	19,248	35,937	16,085	30,413
Class C	133,200	333,639	28,529	97,187	29,509	57,348
Institutional Class	15,925,346	20,845,005	5,180,608	6,203,398	5,713,301	5,847,685
Shares issued upon reinvestment of dividends and distributions:
Class A	91,386	233,309	16,151	—	15,411	1,195
Class C	261,551	726,016	66,430	—	57,132	—
Institutional Class	4,536,599	9,693,331	1,240,971	—	1,524,163	159,920

	21,032,335	31,934,659	6,551,937	6,336,522	7,355,601	6,096,561

Shares redeemed:
Class A	(374,848)	(489,275)	(84,133)	(98,337)	(60,100)	(93,744)
Class C	(1,393,295)	(1,716,380)	(337,176)	(425,001)	(253,384)	(362,310)
Institutional Class	(13,097,979)	(26,278,928)	(6,285,264)	(14,415,539)	(4,580,915)	(14,304,324)

	(14,866,122)	(28,484,583)	(6,706,573)	(14,938,877)	(4,894,399)	(14,760,378)

Net increase (decrease)	6,166,213	3,450,076	(154,636)	(8,602,355)	2,461,202	(8,663,817)

Certain shareholders may exchange shares of one class for another class in the same Fund. There were no exchange transactions for the year ended March 31, 2017. For the year ended March 31, 2018, each Fund had the following exchange transactions. These exchange transactions are included as subscriptions and redemptions in the tables above and on the previous page and the “Statements of changes in net assets.”

	Year ended 3/31/18

	Exchange Redemptions Class A Shares	Exchange Subscriptions Institutional Class Shares	Value
Optimum Fixed Income Fund	12,118	12,116	$115,129
Optimum International Fund	2,210	2,193	29,216
Optimum Large Cap Growth Fund	6,256	5,915	111,692
Optimum Large Cap Value Fund	6,186	6,170	96,292
Optimum Small-Mid Cap Growth Fund	1,258	1,179	17,354
Optimum Small-Mid Cap Value Fund	845	800	11,661

7. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — Each Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. Each Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. Each Fund may also enter into these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, each Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts

(continues)	165

Notes to financial statements

Optimum Fund Trust

7. Derivatives (continued)

and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, each Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty. During the year ended March 31, 2018, Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund did not use foreign currency exchange contracts.

During the year ended March 31, 2018, Optimum Fixed Income Fund used foreign currency exchange contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies.

During the year ended March 31, 2018, Optimum International Fund, Optimum Large Cap Growth Fund, and Optimum Large Cap Value Fund each used foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions. Optimum International Fund also used foreign currency exchange contracts to fix the US dollar value of a security between trade date and settlement date.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. Optimum Fixed Income Fund may use futures in the normal course of pursuing its investment objective. Optimum Fixed Income Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. The Fund posted $482,934 cash and securities collateral valued at $6,285,780, as margin for open futures contracts. Securities collateral are presented on the “Schedules of investments” and cash collateral is included in “Cash collateral due from brokers” on the “Statements of assets and liabilities.”

During the year ended March 31, 2018, Optimum Fixed Income Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and to facilitate investments in portfolio securities.

Options Contracts — Optimum Fixed Income Fund may enter into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

During the year ended March 31, 2018, Optimum Fixed Income Fund used options contracts to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions, to adjust the Fund’s overall exposure to certain markets, to receive premiums for writing options, and to manage the Fund’s exposure to changes in foreign currencies.

Swap Contracts — Optimum Fixed Income Fund may enter into currency swap contracts, index swap contracts, inflation swaps, interest rate swap contracts, and CDS contracts in the normal course of pursuing its investment objective. The Fund may invest in interest rate swaps to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. The Fund may use currency swaps to protect against currency fluctuations. The Fund may use inflation swaps to hedge the inflation risk in nominal bonds, thereby creating synthetic inflation-indexed bonds. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC. (S&P) or Baa3 by Moody’s Investors Service Inc. (Moody’s) or is determined to be of equivalent credit quality by DMC.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by Optimum Fixed Income Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation (depreciation) on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended March 31, 2018, Optimum Fixed Income Fund used interest rate swap contracts to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended March 31, 2018, Optimum Fixed Income Fund entered into CDS contracts as a purchaser and seller of protection, as a hedge against credit events. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for centrally cleared CDS basket trades, as determined by the applicable central counterparty.

As disclosed in the footnotes to the “Schedules of investments,” at March 31, 2018, the notional value of the protection sold was EUR800,000 and USD32,155,000, which reflects the maximum potential amount Optimum Fixed Income Fund would have been required to make as a seller of credit protection if a credit event had occurred. In addition to serving as the source of the current value of the securities, the quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At March 31, 2018, there were no recourse provisions with third parties to recover any amounts paid

(continues)	167

Notes to financial statements

Optimum Fund Trust

7. Derivatives (continued)

under the credit derivative agreement (including any purchased credit protection) nor was any collateral held by the Fund and other third parties which the Fund can obtain in the event of the occurrence of a credit event. At March 31, 2018, net unrealized appreciation of the protection sold was $1,019,227.

CDS contracts may involve greater risks than if Optimum Fixed Income Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended March 31, 2018, Optimum Fixed Income Fund used CDS contracts to hedge against credit events, and to gain exposure to certain securities or markets.

Swaps Generally. For centrally cleared swaps, payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded by Optimum Fixed Income Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, Optimum Fixed Income Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The value of open swaps may differ from that which would be realized in the event Optimum Fixed Income Fund terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedules of investments.”

At March 31, 2018, for bilateral derivative contracts, Optimum Fixed Income Fund posted $990,000 in cash collateral for certain open derivatives, which is included in “Cash collateral due from brokers” on the “Statements of assets and liabilities.” Optimum Fixed Income Fund posted $3,141,195 cash collateral for certain centrally cleared derivatives. The Fund also posted $4,043,196 in securities collateral comprised of US treasury obligations for certain open centrally cleared derivative contracts. Cash collateral is included in “Cash collateral due from brokers” on the “Statements of assets and liabilities” and securities collateral is presented on the “Schedules of investments.” At March 31, 2018, for bilateral derivative contracts, the Fund received $550,000 in cash collateral, which is included in as “Cash collateral due to brokers” on the “Statements of assets and liabilities.”

Fair values of derivative instruments for Optimum Fixed Income Fund as of March 31, 2018 were as follows:

			Asset Derivatives
			Fair Value

Statements of Assets and Liabilities Location	Currency Contracts	Equity Contracts	Interest rate Contracts	Credit Contracts	Total
Unrealized appreciation of foreign currency exchange contracts	$1,160,541	$—	$—	$—	$1,160,541
Variation margin due from broker on futures contracts*	5,552,248	144,115	4,322,769	—	10,019,132
Variation margin due to brokers on centrally cleared credit default swap contracts**	—	—	—	37,416	37,416
Variation margin due to brokers on centrally cleared interest rate swap contracts**	—	—	5,512,913	—	5,512,913
Unrealized appreciation of credit default swap contracts	—	—	—	1,168,551	1,168,551

Total	$6,712,789	$144,115	$9,835,682	$1,205,967	$17,898,553

	Liability Derivatives Fair Value

Statements of Assets and Liabilities Location	Currency Contracts	Interest Contracts	Credit Contracts	Total
Unrealized depreciation of foreign currency exchange contracts	$(1,099,471)	$—	$—	$(1,099,471)
Variation margin due from broker on futures contracts*	(17,442)	(1,147,919)	—	(1,165,361)
Options written, at value	(3,440)	(185,646)	(4,935)	(194,021)
Variation margin due to brokers on centrally cleared credit default swap contracts**	—	—	(22,787)	(22,787)
Variation margin due to brokers on centrally cleared interest rate swap contracts**	—	(1,308,549)	—	(1,308,549)
Unrealized depreciation of credit default swap contracts	—	—	(167,399)	(167,399)

Total	$(1,120,353)	$(2,642,114)	$(195,121)	$(3,957,588)

*Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through March 31, 2018. Only current day variation margin is reported on Optimum Fixed Income Fund’s “Statements of assets and liabilities.”

**Includes cumulative appreciation (depreciation) of centrally cleared swap contracts from the date the contracts were opened through March 31, 2018. Only current day variation margin is reported on Optimum Fixed Income Fund’s “Statements of assets and liabilities.”

The effect of derivative instruments on Optimum Fixed Income Fund’s “Statements of operations” for the year ended March 31, 2018 was as follows:

	Net Realized Gain (Loss) on:

	Foreign
	Currency
	Exchange	Futures	Options	Options	Swap
	Contracts	Contracts	Purchased	Written	Contracts	Total
Currency contracts	$(7,163,367)	$(263,007)	$(232,186)	$—	$—	$(7,658,560)
Equity contracts	—	(941,173)	—	—	—	(941,173)
Interest rate contracts	—	(9,725,178)	33,972	410,764	237,025	(9,043,417)
Credit contracts	—	—	—	—	(285,962)	(285,962)

Total	$(7,163,367)	$(10,929,358)	$(198,214)	$410,764	$(48,937)	$(17,929,112)

	Net Change in Unrealized Appreciation (Depreciation) of:

	Foreign
	Currency
	Exchange	Futures	Options	Options	Swap
	Contracts	Contracts	Purchased	Written	Contracts	Total
Currency contracts	$(204,609)	$3,946,332	$13,722	$1,268	$—	$3,756,713
Equity contracts	—	144,115	—	—	—	144,115
Interest rate contracts	—	2,233,996	(345,664)	260,558	2,162,587	4,311,477
Credit contracts	—	—	—	282	431,408	431,690

Total	$(204,609)	$6,324,443	$(331,942)	$262,108	$2,593,995	$8,643,995

During the year ended March 31, 2018, Optimum International Fund, Optimum Large Cap Growth Fund, and Optimum Large Cap Value Fund experienced net realized and unrealized gains or losses attributable to foreign currency holdings, which are disclosed on the “Statements of assets and liabilities” and/or “Statements of operations.”

(continues)	169

Notes to financial statements

Optimum Fund Trust

7. Derivatives (continued)

Derivatives Generally. The tables below summarize the average balance of derivative holdings by the Funds during the year ended March 31, 2018:

	Long Derivative Volume

	Optimum		Optimum		Optimum		Optimum
	Fixed Income		International		Large Cap		Large Cap
	Fund		Fund		Growth Fund		Value Fund
Foreign currency exchange contracts (average cost)	USD	47,541,910	USD	526,999	USD	44,950	USD 19,618
Futures contracts (average notional value)		561,742,132		—		—	—
Options contracts (average notional value)		360,639		—		—	—
CDS contracts (average notional value)*	USD	12,803,648		—		—	—
Interest rate swap contracts (average notional value)**	CAD	7,110,800		—		—	—
	MXN	77,150,000		—		—	—
	USD	107,951,600		—		—	—

	Short Derivative Volume

	Optimum		Optimum		Optimum		Optimum
	Fixed Income		International		Large Cap		Large Cap
	Fund		Fund		Growth Fund		Value Fund
Foreign currency exchange contracts (average cost)	USD	114,807,275	USD	479,857	USD	60,604	USD —
Futures contracts (average notional value)		800,782,184		—		—	—
Options contracts (average notional value)		373,481		—		—	—
CDS contracts (average notional value)*	EUR	1,877,200		—		—	—
	USD	38,830,780		—		—	—
Interest rate swap contracts (average notional value)**	GBP	10,786,800		—		—	—
	JPY	1,059,880,000		—		—	—
	USD	268,849,400		—		—	—

* Long represents buying protection and short represents selling protection.

** Long represents receiving fixed interest payments and short represents paying fixed interest payments.

8. Offsetting

Each Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help each Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy, or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statements of assets and liabilities.”

At March 31, 2018, the Funds had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

	Optimum Fixed Income Fund

	Gross Value of	Gross Value of
Counterparty	Derivative Asset	Derivative Liability	Net Position
Bank of America Merrill Lynch	$532,675	$(551,743)	$(19,068)
BNP Paribas	130,476	(234,762)	(104,286)
BNY Mellon	—	(14)	(14)
Citigroup Global Markets	441,236	(152,752)	288,484
Deutsche Bank	1,004,569	(80,993)	923,576
Goldman Sachs	128,031	(8,609)	119,422
Hong Kong Shanghai Bank	5,806	(969)	4,837
JPMorgan Chase Bank	88,273	(70,724)	17,549
Morgan Stanley Capital	787,390	(993,722)	(206,332)
Toronto Dominion Bank	—	(8,906)	(8,906)

Total	$3,118,456	$(2,103,194)	$1,015,262

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received(a)	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(b)
Bank of America Merrill Lynch	$(19,068)	$—	$—	$—	$—	$(19,068)
BNP Paribas	(104,286)	—	—	—	104,286	—
BNY Mellon	(14)	—	—	—	—	(14)
Citigroup Global Markets	288,484	—	—	—	—	288,484
Deutsche Bank	923,576	—	(90,000)	—	—	833,576
Goldman Sachs	119,422	—	(119,422)	—	—	—
Hong Kong Shanghai Bank	4,837	—	—	—	—	4,837
JPMorgan Chase Bank	17,549	—	—	—	—	17,549
Morgan Stanley Capital	(206,332)	—	—	—	206,332	—
Toronto Dominion Bank	(8,906)	—	—	—	—	(8,906)

Total	$1,015,262	$—	$(209,422)	$—	$310,618	$1,116,458

(continues)	171

Notes to financial statements

Optimum Fund Trust

8. Offsetting (continued)

	Optimum International Fund
	Gross Value of	Gross Value of
Counterparty	Derivative Asset	Derivative Liability	Net Position
Brown Brothers Harriman	$7,474	$(3,092)	$4,382
BNY Mellon	—	(4,744)	(4,744)
Northern Trust	202	—	202
State Street Bank	318	—	318

Total	$7,994	$(7,836)	$158

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(b)
Brown Brothers Harriman	$4,382	$—	$—	$—	$—	$4,382
BNY Mellon	(4,744)	—	—	—	—	(4,744)
Northern Trust	202	—	—	—	—	202
State Street Bank	318	—	—	—	—	318

Total	$158	$—	$—	$—	$—	$158

Master Repurchase Agreements

Repurchase agreements are entered into by each Fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits each Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, each Fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, each Fund would recognize a liability with respect to such excess collateral. The liability reflects each Fund’s obligation under bankruptcy law to return the excess to the counterparty. As of March 31, 2018, the following table is a summary of each Fund’s repurchase agreements by counterparty which are subject to offset under an MRA:

		Optimum Fixed Income Fund

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)

Bank of America Merrill Lynch	$4,937,085	$(4,937,085)	$—	$(4,937,085)	$—
Bank of Montreal	14,811,254	(14,811,254)	—	(14,811,254)	—
BNP Paribas	14,561,142	(14,561,142)	—	(14,561,142)	—
Barclays Bank	20,500,000	(20,500,000)	—	(20,500,000)	—

Total	$54,809,481	$(54,809,481)	$—	$(54,809,481)	$—

		Optimum International Fund

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)

Bank of America Merrill Lynch	$1,264,563	$(1,264,563)	$—	$(1,264,563)	$—
Bank of Montreal	3,793,690	(3,793,690)	—	(3,793,690)	—
BNP Paribas	3,729,627	(3,729,627)	—	(3,729,627)	—

Total	$8,787,880	$(8,787,880)	$—	$(8,787,880)	$—

		Optimum Large Cap Growth Fund
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)

Bank of America Merrill Lynch	$2,235,754	$(2,235,754)	$—	$(2,235,754)	$—
Bank of Montreal	6,707,262	(6,707,262)	—	(6,707,262)	—
BNP Paribas	6,593,998	(6,593,998)	—	(6,593,998)	—

Total	$15,537,014	$(15,537,014)	$—	$(15,537,014)	$—

		Optimum Large Cap Value Fund
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)

Bank of America Merrill Lynch	$1,525,317	$(1,525,317)	$—	$(1,525,317)	$—
Bank of Montreal	4,575,950	(4,575,950)	—	(4,575,950)	—
BNP Paribas	4,498,678	(4,498,678)	—	(4,498,678)	—

Total	$10,599,945	$(10,599,945)	$—	$(10,599,945)	$—

		Optimum Small-Mid Cap Growth Fund
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)

Bank of America Merrill Lynch	$575,388	$(575,388)	$—	$(575,388)	$—
Bank of Montreal	1,726,165	(1,726,165)	—	(1,726,165)	—
BNP Paribas	1,697,016	(1,697,016)	—	(1,697,016)	—

Total	$3,998,569	$(3,998,569)	$—	$(3,998,569)	$—

		Optimum Small-Mid Cap Value Fund
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)

Bank of America Merrill Lynch	$646,978	$(646,978)	$—	$(646,978)	$—
Bank of Montreal	1,940,933	(1,940,933)	—	(1,940,933)	—
BNP Paribas	1,908,158	(1,908,158)	—	(1,908,158)	—

Total	$4,496,069	$(4,496,069)	$—	$(4,496,069)	$—

(continues)	173

Notes to financial statements

Optimum Fund Trust

8. Offsetting (continued)

Securities Lending

Securities lending transactions are entered into by Optimum International Fund under Master Securities Lending Agreements (each, an MSLA) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral (See also Note 9).

As of March 31, 2018, the following table is a summary of Optimum International Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

			Fair value of
	Securities Loaned	Cash Collateral	Non-Cash Collateral
Counterparty	at Value	Received(a)	Received	Net Exposure(b)

The Bank of New York Mellon	$23,055,600	$(21,759,575)	$(1,296,025)	$—

(a)The value of the related collateral exceeded the value of the repurchase agreements and securities lending transactions as of March 31, 2018.

(b)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

9. Securities Lending

Each Fund may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities that are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each Fund is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities as disclosed on the “Schedules of investments.” Securities purchased with cash collateral are valued at the market value. A Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds or, at the discretion of the lending agent, replace the loaned securities. The Funds continue to record dividends or interest, as applicable, on the securities loaned and are subject to changes in value of the securities loaned that may occur during the term of the loan. The Funds have the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Funds receive loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Funds, the security lending agent, and the borrower. The Funds record security lending income net of allocations to the security lending agent and the borrower.

Each Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of a Fund’s cash collateral account may be less than the amount a Fund would be required to return to the borrowers of the securities and that Fund would be required to make up for this shortfall.

During the year ended March 31, 2018, Optimum Fixed Income Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, and Optimum Small-Mid Cap Value Fund had no securities on loan.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of March 31, 2018 for Optimum International Fund:

	Overnight
	and	Under	Between	Over
Securities Lending Transactions	Continuous	30 days	30 & 90 days	90 days	Total
Certificates of Deposit, Repurchase Agreements, and Short-Term Floating Rate Notes	$22,105,164	$—	$—	$—	$22,105,164

At March 31, 2018, the value of securities on loan for Optimum International Fund was $23,055,600, for which the Fund received cash collateral of $22,076,603 and non-cash collateral with a fair value of $1,296,025. At March 31, 2018, the value of invested collateral was $22,105,164. Investments purchased with cash collateral are presented on the “Schedule of investments” under the caption “Securities Lending Collateral.”

10. Credit and Market Risk

Some countries in which the Funds may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.

Optimum Fixed Income Fund invests in high yield fixed income securities, which are securities rated lower than BBB by S&P and lower than Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Optimum Fixed Income Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are

(continues)	175

Notes to financial statements

Optimum Fund Trust

10. Credit and Market Risk (continued)

received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid. As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

Optimum Fixed Income Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Optimum Fixed Income Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund invest a significant portion of their assets in small- and mid-sized companies. Investments in small- and mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, and Optimum Small-Mid Cap Value Fund may invest in REITs and are subject to the risks associated with that industry. If a Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended March 31, 2018. The Funds’ REIT holdings are also affected by interest rate changes, particularly if the REITs they hold use floating rate debt to finance their ongoing operations. The Funds also invests in real estate acquired as a result of ownership of securities or other instruments, including issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein. These instruments may include interests in private equity limited partnerships or limited liability companies that hold real estate investments (Real Estate Limited Partnerships). The Funds will limit their investments in Real Estate Limited Partnerships to 5% of their total assets at the time of purchase.

Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund and Optimum Small-Mid Cap Growth Fund invested in growth stocks (such as those in the technology sector), which reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short-term.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933 (the Act), as amended, and other securities which may not be readily marketable. The Funds may also invest in securities exempt from registration under Section 4(a)(2) of the Act, which exempts from registration transactions by an issuer not involving any public offering. The relative illiquidity of these securities may impair the Funds from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Trust’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Funds’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Funds’ 15% limit on investments in illiquid securities. Rule 144A, 4(a)(2) and restricted securities have been identified on the “Schedules of investments.” Restricted securities are valued pursuant to the security valuation procedures noted in Note 1.

11. Contractual Obligations

Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. However, each Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

12. General Motors Term Loan Litigation

Optimum Fixed Income Fund received notice of a litigation proceeding related to a General Motors Corporation (G.M.) term loan participation previously held by the Fund in 2009. We believe the matter subject to the litigation notice will likely lead to a recovery from the Fund of certain amounts received by the Fund because a US Court of Appeals has ruled that the Fund and similarly situated investors were unsecured creditors rather than secured lenders of G.M. as a result of an erroneous Uniform Commercial Code filing made by a third-party. The Fund received the full principal on the loans in 2009 after the G.M. bankruptcy. However, based upon the court ruling the estate is seeking to recover such amounts arguing that, as unsecured creditors, the Fund should not have received payment in full. Based upon currently available information related to the litigation and the Fund’s potential exposure, the Fund recorded a contingent liability of $1,385,788 and an asset of $415,736 based on the expected recoveries to unsecured creditors as of March 31, 2018 that resulted in a net decrease in the Fund’s NAV to reflect this likely recovery.

13. Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (ASU) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

14. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to March 31, 2018, that would require recognition or disclosure in the Funds’ financial statements.

(continues)	177

Report of independent

registered public accounting firm

To the Board of Trustees of Optimum Fund Trust and Shareholders of Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund (constituting Optimum Fund Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2018, the related statements of operations for the year ended March 31, 2018, the statements of changes in net assets for each of the two years in the period ended March 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2018 and each of the financial highlights for each of the five years in the period ended March 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 18, 2018

We have served as the auditor of one or more investment companies in Optimum Fund Trust since 2010.

Other Fund information

(Unaudited)

Optimum Fund Trust

Tax Information

The information set forth below is for each Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Funds. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended March 31, 2018, each Fund reports distributions paid during the year as follows:

	(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions* (Tax Basis)	Total Distributions (Tax Basis)	(C) Qualifying Dividends[1]
Optimum Fixed Income Fund	—	100.00%	100.00%	—
Optimum International Fund	52.34%	47.66%	100.00%	—
Optimum Large Cap Growth Fund	87.48%	12.52%	100.00%	30.46%
Optimum Large Cap Value Fund	79.15%	20.85%	100.00%	100.00%
Optimum Small-Mid Cap Growth Fund	100.00%	—	100.00%	—
Optimum Small-Mid Cap Value Fund	86.95%	13.05%	100.00%	100.00%

(A) and (B) are based on a percentage of each Fund’s total distributions.

(C) is based on a percentage of each Fund’s ordinary income distributions.

1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

*For the fiscal year ended March 31, 2018, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Funds from ordinary income reported as qualified income are as reported in the following table. Complete information will be computed and reported in conjunction with your 2018 Form 1099-DIV.

Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
—	73.65%	32.93%	100.00%	—	100.00%

For the fiscal year ended March 31, 2018, certain interest income paid by the Funds, determined to be Qualified Interest Income or Qualified Short-Term Capital Gains may be subject to relief from US tax withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief Unemployment Insurance Reauthorization, and Job Creations Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended March 31, 2018, the Funds have reported maximum distributions of Qualified Interest Income and Qualified Short-Term Capital Gains as follows:

	Qualified Interest Income	Short-Term Capital Gain
Optimum Fixed Income Fund	$46,395,478	$—
Optimum International Fund	—	3,158,624
Optimum Large Cap Growth Fund	—	46,985,251
Optimum Large Cap Value Fund	—	1,714,423

Optimum International Fund intends to pass through foreign tax credits in the maximum amount of $1,002,889. The gross foreign source income earned during the fiscal year 2018 by the Fund was $15,696,352.

(continues)	179

Other Fund information

(Unaudited)

Optimum Fund Trust

Board Consideration of Optimum Fixed Income Fund Sub-Advisory Agreements at a Meeting Held Dec. 13-14, 2017

At a meeting held on Dec. 13-14, 2017, the Board of Trustees of Optimum Fund Trust, including a majority of non-interested or independent Trustees (the “Independent Trustees”), approved a new Sub Advisory Agreement between Delaware Management Company (“DMC” or “Management”) and each of Macquarie Investment Management Europe Limited (“MIMEL”) and Macquarie Investment Management Global Limited (“MIMGL”) for Optimum Fixed Income Fund (the “Fund” or “Fixed Income Fund”). MIMEL and MIMGL may also be referenced as “Sub-Advisor(s)” below.

In reaching the decision to approve the Sub-Advisory Agreements, the Board considered and reviewed information .about each of MIMEL and MIMGL, including its personnel, operations and financial condition, which had been provided by MIMEL and MIMGL, respectively. The Board also reviewed material furnished by DMC, including: a memorandum from DMC reviewing the Sub-Advisory Agreements and the various services proposed to be rendered by MIMEL and MIMGL; information concerning MIMEL’s and MIMGL’s organizational structure and the experience of their key investment management personnel; copies of MIMEL’s and MIMGL’s Form ADV, financial statements, compliance policies and procedures, and Codes of Ethics; relevant performance information provided with respect to MIMEL and MIMGL; and a copy of the Sub-Advisory Agreements.

In considering such information and materials, the Independent Trustees received assistance and advice from and met separately with independent counsel. The materials prepared by Management in connection with the approval of the Sub-Advisory Agreements were sent to the Independent Trustees in advance of the meeting. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the following factors. In addition, individual Trustees may have assigned different weights to various factors.

Nature, extent, and quality of services. In considering the nature, extent and quality of the services to be provided by the Sub-Advisors, the Board reviewed the services to be provided by each Sub-Advisor pursuant to each Sub-Advisory Agreement and as described at the meeting. The Board reviewed materials provided by the Sub-Advisors regarding the experience and qualifications of the personnel who will be responsible for providing services to a portion of the Fixed Income Fund. The Board also considered relevant performance information provided with respect to each Sub-Advisor. In discussing the nature of the services proposed to be provided by the Sub-Advisors, it was observed that, unlike traditional sub-advisors who make the investment related decisions with respect to a sub-advised portfolio, the relationship between DMC (the Fund’s investment manager) and the Sub-Advisors as currently contemplated is more of a collaborative effort between DMC and the Sub-Advisors and a cross pollination of investment ideas. Moreover, the Board noted the stated intention that DMC retain the decision-making authority with respect to purchases and sales of securities in the Fixed Income Fund. Based upon these considerations, the Board was satisfied with the nature and quality of the overall services to be provided by the Sub-Advisors to the Fund and its shareholders and was confident in the abilities of the Sub-Advisors to provide quality services to the Fund and its shareholders.

Investment performance. In regards to the appointment of the Sub-Advisors for the Fixed Income Fund, the Board reviewed information on prior performance for the Sub-Advisors. In evaluating performance, the Board considered that the Sub-Advisors would provide investment advice and recommendations, including with respect to specific securities, for consideration and evaluation by DMC’s portfolio managers, but that DMC’s portfolio managers for the Fund would retain final portfolio management discretion.

Sub-advisory fees. The Board considered that DMC would not pay the Sub-Advisors any fees in conjunction with the services that would.be rendered to the Fixed Income Fund. The Board concluded that, in light of the quality and extent of the services to be provided and the business relationships between DMC and the Sub-Advisors, the proposed fee arrangement was understandable and reasonable.

Profitability, economies of scale and fall out benefits. Information about each Sub-Advisor’s profitability from its relationship with the Fixed Income Fund was not available because it had not begun to provide services to the Fund. It was also noted that the Sub-Advisors would be receiving no fees in connection with their services under the Sub-Advisory Agreement. With regard to potential fall-out benefits derived or to be derived by the Sub-Advisors and their affiliates in connection with their relationship to the Fund, the Board considered the potential benefit to DMC and the Sub-Advisors of marketing a global approach on the portfolio management of their fixed income investment strategies. The Trustees also noted that economies of scale are shared with the Fixed Income Fund and its shareholders through investment management fee breakpoints in DMC’s fee schedule for the Fixed Income Fund so that as the Fund grows in size, its effective investment management fee rate declines.

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Board of trustees and officers addendum

Optimum Fund Trust

A mutual fund is governed by a Board of Trustees, which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees and Officers of the Trust with certain background and related information.

Name, Address, and Age	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEES
Matt Audette[2] 2005 Market Street Philadelphia, PA 19103 May 1974	Trustee	Dec. 16, 2016 to present	Chief Financial Officer and Managing Director — LPL Financial LLC (2015-Present) Chief Financial Officer — E*TRADE Financial Corporation (2011-2015)	6	None
Shawn K. Lytle[2,4] 2005 Market Street Philadelphia, PA 19103 February 1970	Trustee, President and Chief Executive Officer	Trustee since Oct. 14, 2015; President and Chief Executive Officer since June 18, 2015	President — Macquarie Investment Management[3] (June 2015-Present) Regional Head of Americas — UBS Global Asset Management (April 2010-May 2015)	6	Trustee — Delaware Funds® by Macquarie (60 funds) (September 2015-Present)
INDEPENDENT TRUSTEES
Robert J. Christian 2005 Market Street Philadelphia, PA 19103	Chairman and Trustee	Nov. 1, 2007 to present	Private Investor (2006-Present)	6	Trustee — FundVantage Trust (34 mutual funds) (2007-Present)
February 1949
Durant Adams Hunter 2005 Market Street Philadelphia, PA 19103 November 1948	Trustee	July 17, 2003 to present	Managing Partner — Ridgeway Partners (Executive recruiting) (2004-Present)	6	None

Pamela J. Moret 2005 Market Street Philadelphia, PA 19103 February 1956	Trustee	Oct. 1, 2013 to present	Private Investor (2015–Present) Chief Executive Officer — brightpeak financial (2011-June 2015) Senior Vice President — Thrivent Financial for Lutherans (2002-2015)	6	Director – Blue Cross Blue Shield of Minnesota (2014-Present)
Stephen Paul Mullin	Trustee	July 17, 2003	President —	6	Director – Nasdaq
2005 Market Street		to present	Econsult Solutions, Inc.		Futures, Inc.
Philadelphia, PA 19103			(Economic Consulting)		(2007-Present)
			(2013-Present)

February 1956			Senior Vice President — Econsult Corp. (Economic consulting) (2000-2012)

Name, Address, and Age	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INDEPENDENT TRUSTEES (continued)
Robert A. Rudell	Trustee	July 17, 2003	Private Investor	6	Director and Independent
2005 Market Street		to present	(2002-Present)		Chairman —
Philadelphia, PA 19103					Heartland Funds
(3 mutual funds)
September 1948					(2005-Present)

Jon Edward	Trustee	July 17, 2003	President — H&S	6	None
Socolofsky		to present	Enterprises of Minocqua, LLC
2005 Market Street			(Commercial real estate developer)
Philadelphia, PA 19103			(2005-Present)

March 1946			Private Investor
(2002-Present)

Susan M. Stalnecker	Trustee	Dec. 14, 2016	Senior Advisor — Boston Consulting Group	6	Trustee — Duke University
2005 Market Street		to present	(2016-Present)		Health System, Audit
Philadelphia, PA 19103					Committee member
			Vice President — Productivity & Shared		(2010–Present)
January 1953			Services — E.I. du Pont de Nemours and
			Company (2012-2016)		Director — Leidos
(2016-Present)
Vice President and Treasurer —
E.I. du Pont de Nemours and
Company (2006-2012)
OFFICERS

David F. Connor	Senior Vice President,	Senior Vice President	David F. Connor has served in	6	None[4]
2005 Market Street	General Counsel,	since May 2013;	various capacities at
Philadelphia, PA 19103	and Secretary	General Counsel	different times at
		since May 2015;	Macquarie Investment Management[3].
December 1963		Secretary since
Oct. 2005

Daniel V. Geatens	Vice President	Sept. 20, 2007	Daniel V. Geatens has served in	6	None[4]
2005 Market Street	and Treasurer	to present	various capacities at
Philadelphia, PA 19103			different times at
Macquarie Investment Management[3].
October 1972

Richard Salus	Senior	Jan. 1, 2006	Richard Salus has served in	6	None[4]
2005 Market Street	Vice President	to present	various executive capacities
Philadelphia, PA 19103	and		at different times at
	Chief Financial		Macquarie Investment Management[3].
October 1963	Officer

[1]	The term “Fund Complex” refers to the Funds in the Optimum Fund Trust.
[2]	“Interested persons” of the Funds by virtue of their executive and management positions or relationships with the Fund’s service providers or sub-service providers.
[3]	Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which shares an affiliated investment manager.
[4]	Messrs, Lytle, Connor, Geatens, and Salus also serve in similar capacities for the Delaware Funds® by Macquarie, a fund complex that has the same manager, principal underwriter, and transfer agent as the Trust.

The Statement of Additional Information for the Funds includes additional information about the Trustees and Officers and is available, without charge, upon request by calling your financial advisor or 800 914-0278.

(continues)	183

About the organization

This annual report is for the information of Optimum Fund Trust shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Optimum Fund Trust and the fact sheet for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of trustees	Affiliated officers	Contact information

Matt Audette	David F. Connor	Investment manager

Chief Financial Officer and Managing Director — LPL Financial LLC	Senior Vice President, General Counsel, and Secretary Optimum Fund Trust Philadelphia, PA	Delaware Management Company, a series of Macquarie Investment Management Business Trust, Philadelphia, PA
Shawn K. Lytle		National distributor
Daniel V. Geatens
President — Macquarie Investment		Delaware Distributors, L.P.
Management	Vice President and Treasurer	Philadelphia, PA
Philadelphia, PA	Optimum Fund Trust
	Philadelphia, PA	Shareholder servicing, dividend
Robert J. Christian		disbursing, and transfer agent
Private Investor	Richard Salus
Durant Adams Hunter Managing Partner — Ridgeway Partners	Senior Vice President and Chief Financial Officer Optimum Fund Trust Philadelphia, PA	Delaware Investments Fund Services Company 2005 Market Street Philadelphia, PA 19103-7094
Pamela J. Moret		For shareholders
Private Investor		800 914-0278
Stephen Paul Mullin President — Econsult Solutions, Inc.		For securities dealers and financial institutions representatives only
Robert A. Rudell		800 362-7500
Private Investor		Website
Jon Edward Socolofsky		optimummutualfunds.com
Private Investor
Susan M. Stalnecker
Senior Advisor — Boston Consulting
Group

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Forms N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities and the Schedules of Investments included in the Funds’ most recent Forms N-Q are available without charge (i) upon request, by calling 800 914-0278; (ii) on the Funds’ website at optimummutualfunds.com/literature; and (iii) on the SEC’s website at sec.gov. Each Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at optimummutualfunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Optimum Mutual Funds’ Internet Web site at www.optimummutualfunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Robert J. Christian
Robert A. Rudell
Jon E. Socolofsky
Susan M. Stalnecker

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $153,000 for the fiscal year ended March 31, 2018.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $153,000 for the fiscal year ended March 31, 2017.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2018.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $640,000 for the registrant’s fiscal year ended March 31, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2017.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $640,000 for the registrant’s fiscal year ended March 31, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $29,175 for the fiscal year ended March 31, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2018.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $29,175 for the fiscal year ended March 31, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2017.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2018.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2017.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Optimum Fund Trust.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $11,180,000 and $11,180,000 for the registrant’s fiscal years ended March 31, 2018 and March 31, 2017, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

OPTIMUM FUND TRUST

/s/ SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	June 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	June 6, 2018

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	June 6, 2018